SCHEDULE 14C INFORMATION STATEMENT

INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
OF THE SECURITIES EXCHANGE ACT OF 1934

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CHINA ARCHITECTURAL ENGINEERING, INC.

(Name of Registrant as Specified in Its Charter)

Commission File Number: 001-33709

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CHINA ARCHITECTURAL ENGINEERING, INC.

105 BAISHI ROAD
JIUZHOU WEST AVENUE
ZHUHAI 519070
PEOPLE’S REPUBLIC OF CHINA

NOTICE OF CORPORATE ACTION TAKEN BY WRITTEN CONSENT
OF MAJORITY STOCKHOLDERS WITHOUT SPECIAL MEETING OF THE STOCKHOLDERS

Dear Stockholders:

We are writing to advise you that stockholders of China Architectural Engineering, Inc., a Delaware corporation (“CAE,” “the Company,” “we” or “us”), holding a majority of the voting rights of our common stock executed a written consent dated January 18, 2010 in lieu of a special meeting authorizing our Board of Directors to conduct the following items:

(i)
to issue up to 25,000,000 shares of our common stock (the “Shares”) in connection with the acquisition of 60% of the equity interest of Shanghai ConnGame Network Co. Ltd., a company organized under the laws of the People’s Republic of China (“ConnGame”); and

(ii)	to amend our Certificate of Incorporation to increase the number of authorized shares of our common stock from 100,000,000 shares to 150,000,000 shares (the “Amendment”).

The accompanying information statement, which describes the issuance of the Shares and the Amendment in more detail, is being furnished to our stockholders for informational purposes only, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder. The consent that we have received constitutes the only stockholder approval required for the issuance of the Shares and the Amendment under the NASDAQ Marketplace Rules, the Delaware General Corporation Law and our Certificate of Incorporation and Bylaws. Accordingly, the issuance of the Shares and the Amendment will not be submitted to the other stockholders of the Company for a vote.

Our Board of Directors has fixed the close of business on July 12, 2010 (the “Record Date”) as the record date for the determination of stockholders entitled to notice of the action by written consent.  Pursuant to Rule 14c-2 under the Exchange Act, the issuance of the Shares and the amendment to our Certificate of Incorporation will not be implemented until at least twenty (20) calendar days after the mailing of this information statement to our stockholders.  This information statement will be mailed on approximately July 23, 2010 to stockholders of record on July 12, 2010.

No action is required by you to effectuate this action. The accompanying information statement is furnished only to inform our stockholders of the action described above before it takes effect in accordance with Rule 14c-2 promulgated under the Exchange Act.  This letter is the notice required by Section 228 of the Delaware General Corporation Law.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

PLEASE NOTE THAT THE HOLDERS OF A MAJORITY OF OUR OUTSTANDING SHARES OF COMMON STOCK HAVE VOTED TO AUTHORIZE THE ISSUANCE OF THE SHARE AND THE AMENDMENT.  THE NUMBER OF VOTES RECEIVED IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THESE MATTERS.

FOR THE BOARD OF DIRECTORS

/s/ Luo Ken Yi
Chief Executive Officer and
Chairman of the Board of Directors

Dated: July 19, 2010
Zhuhai, China

TABLE OF CONTENTS

Page
GENERAL	1
We Are Not Asking You for a Proxy and You Are Requested Not to Send Us a Proxy	1
General Description of Corporate Actions	1
Voting and Vote Required	1
Notice Pursuant to Delaware Code Section 228	2
Cost of This Information Statement	2
Householding of Stockholder Materials	2
SUMMARY	3
Parties to the Acquisition	3
Proposed Terms of the Acquisition	4
Reasons for the Acquisition	5
FORWARD-LOOKING STATEMENTS	5

CORPORATE ACTION NO. 1 - APPROVAL OF THE ISSUANCE OF UP TO 25,000,000 SHARES OF OUR COMMON STOCK IN CONNECTION WITH OUR ACQUISITION OF 60% OF THE EQUITY INTEREST OF CONNGAME	7
Overview of the Acquisition	7
Parties to the Acquisition	7
Reasons for the Acquisition	8
Background of the Acquisition	9
Proposed Terms of the Acquisition	11
Conditions to Consummating the Issuance of the Shares	12
Dilutive Effect	15
Interest of Executive Officers and Directors	16
Accounting Treatment of the Acquisition	16
Material U.S. Federal Income Tax Consequences to Our Stockholders	16
Regulatory Approvals	16
Risks Related to the Acquisition of ConnGame	16
SELECTED FINANCIAL DATA OF SHANGHAI CONNGAME NETWORK CO., LTD.	21
SHANGHAI CONNGAME NETWORK CO., LTD.	22
Description of Business	22
ConnGame Management’s Discussion and Analysis of the Financial Condition and Results of Operations of ConnGame	22

FINANCIAL STATEMENTS	25

SELECTED FINANCIAL DATA OF CHINA ARCHITECTURAL ENGINEERING, INC.	27

COMPARATIVE PER SHARE DATA	28

UNAUDITED PRO FORMA COMBINED CONSOLIDATED FINANCIAL INFORMATION	29

CORPORATE ACTION NO. 2 - AMENDMENT TO CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK	38
Overview	38
The Purpose of the Amendment	38
Potential Effects of the Proposed Amendment	38
Other Effects on Outstanding Shares	40
Interest of Certain Persons in Matters to Be Acted Upon	40
No Appraisal Rights	40

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT (POST- AND PRE-ACQUISITION)	40

INCORPORATION BY REFERENCE	42

ADDITIONAL INFORMATION	43

APPENDIX A:	Form of Certificate of Amendment to Certificate of Incorporation to Effect the Increase in Authorized Shares	A-1
APPENDIX B:	Annual Report on Form 10-K/A Amendment No. 4 of China Architectural Engineering, Inc for the fiscal year ended December 31, 2009 as filed with the Securities and Exchange Commission on June 2, 2010.	B-1
APPENDIX C:	Quarterly Report on Form 10-Q of China Architectural Engineering, Inc for the three months ended March 31, 2010	C-1
APPENDIX D:	Financial Statements of Shanghai ConnGame Network Co., LTD.	D-1
APPENDIX E:	Shanghai ConnGame Network Co., Ltd. Appraisal Report of Total Shareholders’ Equity dated January 17, 2010 issued by Shanghai Xinda Assets Appraisal Co., Ltd. (translated to English).	E-1
APPENDIX F:	(1)
Amendment and Waiver Agreement dated February 24, 2010 by and among The Royal Bank of Scotland N.V., London Branch (formerly ABN AMRO Bank N.V., London Branch); CITIC Capital China Mezzanine Fund Limited; ABN AMRO Bank (China) Co., Ltd., Shenzhen Branch; Mr. Luo Ken Yi; Mr. Jun Tang; KGE Group Limited; and First Jet Investments Limited.
F-1
(2)	Amendment and Waiver Agreement dated July 13, 2010 with same parties.	F-14

i

CHINA ARCHITECTURAL ENGINEERING, INC.

INFORMATION STATEMENT REGARDING
CORPORATE ACTION TAKEN BY WRITTEN CONSENT OF
OUR BOARD OF DIRECTORS AND HOLDERS OF
A MAJORITY OF OUR COMMON STOCK
IN LIEU OF SPECIAL MEETING

GENERAL

China Architectural Engineering, Inc. (“CAE,” “the Company,” “we” or “us”) is furnishing this information statement to you to provide a description of actions taken by our Board of Directors and by the holders of a majority of our outstanding shares of common stock in accordance with the relevant sections of the General Corporation Law of the State of Delaware (the “Delaware Code”).

This information statement is being mailed on approximately July 23, 2010 to stockholders of record on July 12, 2010 (the “Record Date”). The information statement is being delivered only to inform you of the corporate action described herein before such action takes effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). No action is requested or required on your part.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS' MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

PLEASE NOTE THAT THE HOLDERS OF A MAJORITY OF OUR OUTSTANDING SHARES OF COMMON STOCK HAVE VOTED TO AUTHORIZE THE ISSUANCE OF THE SHARES AND THE AMENDMENT. THE NUMBER OF VOTES RECEIVED IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THESE MATTERS.

GENERAL DESCRIPTION OF CORPORATE ACTIONS

On January 18, 2010, our Board of Directors authorized the issuance of up to 25,000,000 shares of our common stock (the “Shares”) to First Jet Investments Ltd., a company formed under the laws of the British Virgin Islands (“First Jet”) to acquire a 60% equity interest in Shanghai ConnGame Network Co. Ltd., a company formed under the laws of the People's Republic of China (“ConnGame”) from First Jet (the “Acquisition”).

On January 18, 2010, our Board of Directors also approved an amendment to our Certificate of Incorporation (as amended, the “Certificate of Incorporation”) to increase the total number of authorized shares of common stock of the Company from 100,000,000 shares to 150,000,000 shares in the form attached hereto as Appendix A (the “Amendment”).

The Board’s approval of the issuance of the Shares and the Amendment was subject to the approval of such amendment by the holders of a majority of the outstanding shares of our common stock.

On January 18, 2010, the holders of a majority of our outstanding common stock delivered an executed written consent of stockholders authorizing and approving the issuance of the Shares and the Amendment.

VOTING AND VOTE REQUIRED

Section 228 of the DGCL provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for a meeting.  Approval by at least a majority of the outstanding voting power of our shares of common stock present and voting on the matter at a meeting would be required to approve the Amendment.

In addition to the DGCL, we are subject to the rules of the NASDAQ Stock Market, Inc. because our common stock is listed on the NASDAQ Global Market. Pursuant to NASDAQ Marketplace Rule 5635(a), we must obtain stockholder approval prior to the issuance of securities in connection with the acquisition of the stock or assets of another company if the number of shares of common stock to be issued exceeds 20% of the number of shares of common stock outstanding prior to the issuance of the stock. In addition, under Nasdaq Marketplace Rule 5635(b), we must obtain stockholder approval prior to the issuance of securities that will result in a change of control of our Company.

The issuance of the full 25,000,000 shares to First Jet in connection with the Acquisition would result in the issuance of more than 20% of our pre-issuance outstanding shares. In addition, as of January 18, 2010, we had 53,256,874 shares of common stock outstanding and our the largest shareholder of our Company was KGE Group, Ltd., which holds approximately 24.1 million shares of our common stock.  As of the Record Date, we had 55,156,874 shares of common stock outstanding and the issuance of 25,000,000 shares of common stock to First Jet would result in a change of control of our Company, with First Jet becoming our largest stockholder, owning approximately 31.2% of our outstanding common stock immediately after the issuance. Therefore, under NASDAQ Marketplace Rules, stockholder approval is required prior to the issuance of the Shares.

Each stockholder is entitled to one vote for each share of common stock held by such stockholder. On January 18, 2010, the following stockholders holding an aggregate of 29,100,387, or 54.6%, of all eligible votes on such date, delivered an executed written consent authorizing the issuance of the Shares and the Amendment, as follows:

Stockholder	No. of Shares
KGE Group Limited	24,100,287
Resort Property International Limited	5,000,000
Total	29,100,287

Accordingly, the written consent executed by the above-listed stockholders satisfies the stockholder approval requirement for authorization of the issuance of the Shares and the Amendment.  In an effort to minimize the Company's expenses, a special meeting of the stockholders is not required and will not be held because stockholders holding a majority of the eligible votes are in favor of the actions.

NOTICE PURSUANT TO DELAWARE CODE SECTION 228

Pursuant to Delaware Code Section 228, we are required to provide prompt notice of the taking of a corporate action by written consent to our stockholders who have not consented in writing to such action. This information statement serves as the notice required by Delaware Code Section 228.

COST OF THIS INFORMATION STATEMENT

The entire cost of furnishing this information statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this information statement to the beneficial owners of our common stock held of record by them.

HOUSEHOLDING OF STOCKHOLDER MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” stockholder materials, such as proxy statements, information statements and annual reports. This means that only one copy of this information statement may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of this Information Statement to you if you write or call us at the following address or telephone number: 105 Baishi Road, Jiuzhou West Avenue, Zhuhai 519070, People’s Republic of China, telephone: 0086-756-8538908. If you want to receive separate copies of stockholder materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and telephone number.

SUMMARY

This summary highlights material information from this information statement. To understand our potential acquisition of a 60% equity interest in ConnGame more fully, and for more complete descriptions of the terms and conditions of the acquisition, you should read carefully this entire document, including especially the sections in this information statement entitled:

•	“Corporate Action No. 1 - Approval of The Issuance of up to 25,000,000 Shares of our Common Stock in Connection with our Acquisition of 60% of the Equity Interest of ConnGame” commencing on page 7;

•	“Risks Related to the Acquisition of Conngame” commencing on page 16;

•	“ConnGame Management’s Discussion And Analysis of the Financial Condition and Results of Operations of ConnGame” commencing on page 22;

•	“Corporate Action No. 2 - Amendment to Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock” commencing on page 39;

•	“Security Ownership of Certain Beneficial Owners and Management (Post- and Pre-Acquisition)” commencing on page 41;

and other documents incorporated by reference into this information statement, including our Annual Report on Form 10-K/A Amendment No. 4 for the fiscal year ended December 31, 2009 as filed with the Securities and Exchange Commission (“SEC”) on June 2, 2010 and the Quarterly Report on Form 10-Q filed with the SEC on May 19, 2010.    The Annual Report and Quarterly Report are attached to this information statement as Appendix B and Appendix C, respectively.

Parties to the Acquisition

The Parties to the Acquisition are:

Acquirer
China Architectural Engineering, Inc.
105 Baishi Road, Jiuzhou West Avenue, Zhuhai
People’s Republic of China, 519070
Attn:  Luo Ken Yi
Tel:  0086-756-8538908

Acquiree
Shanghai ConnGame Network Co. Ltd. (“ConnGame”)
Room 502, Building A,Space 188 Creative Parks, No.188, East Jiangwan Rd.,
Hongkou District, Shanghai
Attn:  Jun Tang
Tel:  0086-21- 33872033

Seller
First Jet Investment Limited (“First Jet”)
65F, Shanghai World Financial Center, No.100 Century Avenue
PuDong, Shanghai
Attn:  Jun Tang
Tel:  0086-21-68776700

Proposed Terms of the Acquisition

On December 11, 2009, the Company, Zhuhai King Glass Engineering Co. Ltd., an indirect wholly-owned subsidiary of the Company, KGE Group Limited and First Jet entered into a letter of intent for the Acquisition (the “Letter of Intent”).  Pursuant to the terms of the Letter of Intent:

•
Purchase.  We, through our wholly owned subsidiary Full Art International Limited (“Full Art”), will acquire a 60% equity interest in ConnGame from First Jet, in exchange for our issuance of 25,000,000 shares of our common stock (the “Shares”) to First Jet.  Upon completion of the Acquisition, ConnGame will become a 60% subsidiary of Full Art.

•
Shares as Unregistered Securities.  The Shares will be issued to First Jet in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder and/or pursuant to Regulation S of the Securities Act.

•
Change in Control of our Company.  As a result of the issuance of the Shares to First Jet, First Jet will become the largest shareholder of our company with 25,000,000 shares, or 31.2% of the issued and outstanding shares immediately after the issuance of the Shares, replacing KGE Group Ltd. as our largest shareholder.

•	Change in Chairman of Our Board of Directors. The Company will appoint Jun Tang, the sole shareholder of First Jet, as a director and Chairman of the Board of Directors.

•
Minimum $50 Million Valuation.  Issuance of the full 25,000,000 Shares is conditioned upon the receipt of an independent valuation of ConnGame that determines that the value of ConnGame is equal to or greater than $50 million.  We received a valuation report dated January 17, 2010 from Shanghai Xinda Assets Evaluation Co., Ltd. that reached an assessment amount in excess of $50 million.

•
Bondholders’ Waiver.  Closing of the issuance of the Shares and the Acquisition is conditioned upon, among other things, the holders of the Company’s outstanding bonds and certain of its outstanding warrants waiving their right to a reduction in the current conversion and exercise prices of such securities that would be triggered upon the issuance of the Shares.  The holders of the bonds and the warrants executed a waiver of its right to a reduction in the conversion and exercise prices of the bonds and warrants on February 24, 2010, which had a term of three months and expired on May 24, 2010.  The parties entered into a new waiver on July 13, 2010, which has a three month term subject to the terms and conditions contained therein.

•	Our Payments Required under the Waiver Agreement.

▪
We agreed to pay the Bondholders the interest on the Bonds in the amount of approximately $3.84 million on scheduled dates, of which we made a payment of approximately $1.26 million on March 31, 2010 and $1.32 million on April 15, 2010.  Under the terms of the waiver, we agreed that we would pay to the bondholders all outstanding interests in arrears on the Bonds, plus all other applicable interest up until the payment date, within 30 days after the closing of the issuance of the Shares, but which in any event, would not be later than September 30, 2010.

▪
We agreed to repay an overdraft facility in the amount of approximately $4.91 million on three scheduled dates.  We made payment of approximately one-half of this amount and agreed to pay all unsettled amounts, which include all outstanding principal and interest amounts, within 30 days after the closing of the issuance of the Shares, but which in any event, would not be later than September 30, 2010.

▪
We agreed that any new indebtedness incurred by us for the purpose of repaying the overdraft facility will (i) not exceed the outstanding amount due and payable under the overdraft facility and (ii) be subordinated to all amount owed under the Bonds.

•	Lock Up Restrictions under the Waiver Agreement.

▪
First Jet and KGE Group each agreed that they will own at least 20% and 15%, respectively, of our issued and outstanding common stock (the “Company Lock-Up Shares”) after the issuance of the Shares until all liabilities due to the holders of the Bonds and the Overdraft Lender have been paid in full.

▪
In addition, Mr. Luo agreed to not offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of or encumber any of Company shares beneficially owned by Mr. Luo without prior consent of the bondholders, which shall not be unreasonably withheld for the purpose of allowing the payments under the bonds and related interest to be made.  Mr. Luo would be subject to such restrictions until the payment required under the waiver and interest of 2008 Bonds due on October 15, 2010 are paid in full.

•
Term of the Waiver.  The Waiver has a three month term from the execution date, and therefore expires on May 24, 2010.  In addition, if we fail to make any of the payments specified in the Waiver, or if any of KGE Group, First Jet, Luo Ken Yi or Jun Tang fails to beneficially own the specified percentage of our outstanding shares of common stock, then all rights of the holders of the Bonds and 2008 Warrants waived under the Waiver to or to be waived under the Waiver, shall not be waived and will be reinstated, and any previous waivers will be null and void.  The waiver had a term of three months and expired on May 24, 2010.  The parties entered into a new waiver on July 13, 2010, which has a three month term subject to the terms and conditions contained therein.

•
Definitive Agreement.  The issuance of the Shares and the Acquisition will also be subject to the terms and conditions of a Stock Purchase Agreement to be executed by the parties.  We expect to enter into a definitive agreement in the near future, and no later than prior to the closing of the Acquisition.

Reasons for the Acquisition

With the acquisition of ConnGame, we intend to transform into a high-end architectural design consultant and service provider, using ConnGame’s design engines and virtual applications to broaden our service capabilities and scope of architectural collaborations.  In addition, the Acquisition will enable us to enter the growing online game industry in China.  If and when the acquisition of the 60% interest of ConnGame is completed, we will seek to divide our business services into (i) construction and fabrication, (ii) construction consulting and design services, (iii) online games, and (iv) network gaming and home decoration.

Increase in Authorized Shares of Common Stock to 150,000,000 Shares

The Board of Directors has adopted and the stockholders have approved by written consent an amendment to our Certificate of Incorporation (as amended, the “Certificate of Incorporation”) to increase the total number of authorized shares of common stock of the Company from 100,000,000 shares to 150,000,000 shares (the “Amendment”).  Assuming the issuance of the full 25,000,000 shares in connection with the Acquisition, approximately 87.1% of our authorized common shares will be either issued or reserved for issuance pursuant to the Plan and our outstanding warrants and convertible bonds.  Therefore, after the Acquisition, our flexibility to pursue potential future transactions involving shares of our common stock, including acquisitions, equity offerings, stock dividends, and equity compensation, will be limited.  As such, the Board of Directors considers the Amendment to be in the best interests of the Company and its stockholders.

FORWARD-LOOKING STATEMENTS

The information contained in this information statement, including in the documents incorporated by reference into this information statement, includes some statements that are not purely historical and that are “forward-looking statements.” Such forward-looking statements include, but are not limited to, statements regarding our management’s expectations, hopes, beliefs, intentions or strategies regarding the acquisition of ConnGame and the future, including the effect of the acquisition on our financial condition and results of operations.  In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipates,” “believes,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “might,” “plans,” “possible,” “potential,” “predicts,” “projects,” “seeks,” “should,” “will,” “would” and similar expressions, or the negatives of such terms, may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements contained in this information statement are based on current expectations and beliefs concerning future developments and the potential effects of the acquisition of ConnGame on the parties. There can be no assurance that future developments actually affecting us will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the parties’ control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including the following:

•	Our management’s lack of experience in the gaming industry;

•	Unforeseen integration difficulties of combining ConnGame into our company;

•	Pending Acquisition’s potential distraction and harm on our business, results of operations and stock price;

•	Significant costs and expenses incurred in connection with the Acquisition;

•	Our ability to make the required payments under waiver agreement and other obligations thereunder;

•	Immediate and substantial dilution that our stockholders will suffer;

•	The highly competitive interactive entertainment industry;

•	Restrictive covenants contained in the Waiver relating to our ability to incur future indebtedness;

•	Our dependence on a small number of customers for the vast majority of our sales;

•	Our suspension of international construction projects and sole reliance of revenue from domestic China projects;

•	Our failure to make interest payments on our outstanding bonds;

•	Risk of mandatory redemption of the bonds and the material adverse effect on our liquidity and cash resources;

•	Expenses and costs related to our issuance of our bonds and bond warrants;

•	Increasing provisions for bad debt related to our growing trade and other receivables;

•	Adverse capital and credit market conditions that restrict our ability to finance our operations;

•	Our dispute with the master contractor on the Dubai Metro Rail Project;

•	Reduction or reversal of our recorded revenue or profits due to “percentage of completion” method of accounting;

•	Fluctuation and unpredictability of costs related to our products and services;

•	Our failure to meet or timely meet contractual performance standards and schedules; and

•	Exposure to product liability and defect claims.

These risks and uncertainties, along with others, are also described below under “Risks Related to the Acquisition of Conngame” commencing on page 16 of this information statement, in addition to the section “Risk Factors” contained in our Annual Report on Form 10-K/A Amendment No. 4 for the fiscal year ended December 31, 2009 as filed with the SEC on June 2, 2010, and attached hereto as Appendix B.  Should one or more of these risks or uncertainties materialize, or should any of the parties’ assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

CORPORATE ACTION NO. 1

APPROVAL OF THE ISSUANCE OF UP TO 25,000,000 SHARES OF OUR COMMON STOCK IN
CONNECTION WITH OUR ACQUISITION OF 60% OF THE EQUITY INTEREST OF CONNGAME

OVERVIEW OF THE ACQUISITION

In December 2009, we and First Jet Investments Ltd., a company formed under the laws of the British Virgin Islands (“First Jet”) entered into a letter of intent for the Acquisition (“Letter of Intent”) that set forth the principal terms under which we would issue up to 25,000,000 shares of our common stock (the “Shares”) to First Jet to acquire 60% of the equity interest of Shanghai ConnGame Network Co. Ltd., a company formed under the laws of the People’s Republic of China (“ConnGame”), which is a developer and publisher of MMORPG (Massively Multiplayer Online Role Playing Game).  First Jet owns approximately 80% of the equity interest of ConnGame.  In January 2010, our board of directors and stockholders approved our acquisition of a 60% equity interest in ConnGame.

We believe our proposed acquisition of a 60% interest in ConnGame will enable us to strengthen our core architectural engineering and design abilities, in addition to enabling us to enter China's large online game market, with ConnGame’s two to-be-released MMORPG games.

Completion of the proposed acquisition is subject to negotiation and execution of a definitive equity transfer agreement, regulatory approvals, and other customary closing conditions, as described herein.  Therefore, there can be no guarantee that the acquisition will be consummated.

The issuance of any of the Shares will occur no sooner than 20 calendar days after the date this information statement has been mailed to stockholders.

PARTIES TO THE ACQUISITION

China Architectural Engineering, Inc.

If and when the Acquisition is completed, we will acquire a 60% interest in ConnGame through our wholly-owned subsidiary, Full Art International Limited, a Hong Kong corporation.  We have traditionally specialized in high-end curtain wall systems (including glass, stone and metal curtain walls), roofing systems, steel construction systems, eco-energy saving building conservation systems and related products, for public works and commercial real estate projects.   We provide timely, high quality, reliable, fully integrated and cost-effective service solutions to our clients using specialized technical expertise in the design, engineering, fabrication, installation and construction of structural exterior cladding systems. We compete on the strength of our reputation, relationships with government and commercial clients, and our ability to give expression to the vision of leading architects.

Shanghai ConnGame Network Co. Ltd.

If and when the Acquisition is completed, we will hold a 60% equity interest in ConnGame through our wholly-owned subsidiary, Full Art.  ConnGame, a company formed under the laws of the People’s Republic of China and domicilied in Shanghai, is a development-stage company that is a developer and publisher of MMORPG (Massively Multiplayer Online Role Playing Game).  ConnGame is authorized by the PRC government to engage in the following type of business activities: sales of electronic products, computer hardware, software, network systems, technology development, technical consultation and technical services.  It has independently developed two game engines that provide complete solutions for developing MMORPG games.  Game engines are software systems used to create and develop video games.  They expedite the development process for new games, as a single game engine can be used to create many different games.  In addition, ConnGame develops both fantasy-style and realist-style MMORPG games.  Currently, ConnGame is in the process of developing two MMORPG games.  ConnGame plans to begin alpha and subsequent beta testing of its current products in 2010.   If beta testing proves to be successful, ConnGame intends launch its products for general sale shortly thereafter.

First Jet

First Jet, a company organized under the laws of the British Virgin Islands, is a holding company that owns an 80% equity interest in ConnGame.  Upon the closing of the issuance of the Shares and the Acquisition, First Jet will become our largest stockholder, owning 31.2% of the outstanding shares of our common stock.  The sole shareholder of First Jet is Mr. Jun Tang, who will become our Chairman of the Board of directors upon the closing of the Acquisition.

REASONS FOR THE ACQUISITION

We have traditionally specialized in high-end curtain wall systems, roofing systems, steel construction systems, eco-energy saving building conservation systems and related products, for public works and commercial real estate projects.  The recent trends in the global economy have had a significant adverse impact on the commercial construction industry as a whole. As a result, the competitive environment in which we operate has become more competitive, increasing the number of re-bid construction projects and amount of time between bidding and award of a project, reducing selling prices, and causing competitors to modify the scope and type of projects on which they bid.

In 2008 we increased the number of international construction projects, but in 2009 the spread of the global recession and reduction in the nature and scope of international construction projects has led us to primarily focus our attention on domestic projects in China. Dubai, Doha, Kuwait and other middle east region have been suffered a great impact markedly under the global financial crisis. Our projects suffered a certain degree of impact as well.  We do not believe that the international economy will experience a swift recovery in the near future and therefore its negative impact on construction industry still exists and will exist in the near future. As a result, we suspended the orders of the construction of international projects, and shifted the focus of our business to design and professional consulting services. We have taken steps to continue our development and research of new technologies and to maintain our company’s position in the industry. To develop projects and generate revenue, we have sought to join new projects in the position of design and project consultant and the role of material supplier.

We believe that our proposed acquisition of ConnGame will expand our core capabilities and facilitate our planned transformation into a high-end architectural design consultant and service provider, as we intend to leverage ConnGame’s design engines and virtual applications to broaden our service capabilities and scope of architectural collaborations. We intend to utilize ConnGame's technology and online platform to provide technical consulting and advisory services to architects, real estate developers and governments. We believe our acquisition of ConnGame will enable us to strengthen our core architectural engineering and design abilities. We believe that our planned focus on design and construction will reduce our exposure to unpredictable operational risks that relate to construction projects, in addition to providing us with the tools to strengthen our ability to complete projects within budget limitations. We also believe that the acquisition of ConnGame and its technologies will enable us to better evaluate estimated profitable of construction projects before we enter into contracts. We believe that our technology profile will be strengthened, particularly with ConnGame’s virtual and online and graphic technologies, and that the technology and capabilities will permit us to render more animated, detailed, and interactive designs that could assist us in attaining highly desirable projects from our bidding competitors.

We believe that our acquisition would also enable us to enter China's large online game market, with ConnGame’s two to-be-released MMORPG games.  We believe that the online game industry and its related business model will be a growing market in China.

If and when the acquisition of the 60% interest of ConnGame is completed, we will seek to divide our business services into the following:

•	Construction and fabrication—We intend conduct our construction and fabrication services within China.

•
Construction consulting and design services—We believe that we will be able to utilize the technical skills and expertise of ConnGame to provide unique consulting services for the design and fabrication projects globally, with such services to include real-time and interactive capabilities.

•	Online Games—ConnGame has targeted to launch its first game in mid-2010 and its second game in late 2010, subject to final testing.

•
Network Gaming and Home Decoration—We intend to develop a platform to provide services on home decoration through an interactive style, develop online games to provide to architects, other professionals, and individual consumers the ability to design and interact with other users.

BACKGROUND OF THE ACQUISITION

The terms and conditions of the Acquisition are the result of arm’s-length negotiations between representatives of the Company and the owner of ConnGame, First Jet.  The following is a summary of the background of these negotiations.

On October 8, 2009, our Chief Executive Officer and Chairman of the Board, Luo Ken Yi, approached Mr. Jun Tang for an initial meeting to discuss a business proposal of providing consulting services related to, among other things, housing decoration through an online platform. The meeting was held at a JW Marriott Hotel in Shanghai, China at 9:30 p.m., local time.  Messrs. Luo and Tang met for approximately 40 minutes.  During the meeting, Mr. Tang expressed his interest to participate and support our company’s new business plan by utilizing the internet technology of ConnGame.

On October 18, 2009, our senior management received notice regarding a proposed financing transaction that the potential investors in the transaction were requesting to change the terms of the transaction.  The notice came in the form of an email message from a representative of seven potential investors who had agreed to purchase 17,000,000 shares of common stock of our company in a private transaction.  The proposed sale of shares was approved by our shareholders at a special meeting of shareholders that was held on October 5, 2009.
The representative of the investors indicated that the potential investors requested that the proceeds raised by our company in the sale of the 17,000,000 shares be used for a purpose that was different than as originally agreed upon between the parties in a stock purchase agreement dated August 6, 2009.   Instead of the proceeds being used to fund the Shanghai Nine Dragons Project that we had expected to commence, the representative requested that the proceeds be used as a deposit of purchasing pre-existing properties related to the Nine Dragons Project.

On October 26, 2009, Mr. Luo, accompanied by Mr. Gene Michael Bennett, our acting Chief Financial Officer, Xuan Li, our Vice President of Communications, and Wan Wei, our Board Secretary, had a meeting with Mr. Jun Tang.  The meeting was held in a conference room at the Shanghai World Financial Center.  The meeting’s subject of discussion was our interest in the possible acquisition of an online gaming company to assist our company in a proposed shifting of business model if the sale of the 17,000,000 shares in the private placement did not occur.

On November 2, 2009, Mr. Luo, John Anderson, our Chief Operating Officer, Xuan Li, Wan Wei , and Jun Tang held  a meeting at the same meeting room as held on October 26, 2009.  During this meeting, Messrs. Luo and Anderson provided Mr. Tang with a description of our company, including operations, strategic planning, assets, liabilities, funding alternatives, and developments in Dubai.  Mr. Tang provided a detailed introduction about ConnGame, including its operation strategy, plans, and intellectual properties. Mr. Tang also indicated during the meeting that ConnGame had been formally valued in the previous months, and the result estimated that the future tangible and intangible assets and market value of ConnGame exceeded approximately $50 million.  According to the reference evaluation value provided by Mr. Tang, we tentatively agreed that we were open to a transaction that would consist of our issuance of up to 25,000,000 shares of our common stock in exchange of 60% of the equity interest of ConnGame.

On November 4, 2009, Mr. Luo and a member of our Board of Director, Mr. Miu Cheung, and Mr. Jun Tang held a meeting in Shanghai to further discuss the proposed transaction.

On November 5, 2009, Mr. Tang and representatives from our convertible bond holders held a meeting held at our office in Hong Kong.  Howard Wong and Unice Yueng from our CITIC Capital China Mezzanine Fund Limited (formerly known as “CITIC Allco Investments Limited”) bondholders and Roberts Lan and Harrish Kartha from The Royal Bank of Scotland N.V., London Branch (formerly “ABN AMRO Bank N.V., London Branch”) bondholders attended the meeting, during which Mr. Tang presented the background and current status of ConnGame.  He also provided information regarding the planned operating strategy of ConnGame if our company were to acquired ConnGame for the issuance of up to 25,000,000 shares of common stock.

On December 9, 2009, our Board directors held a meeting at our office in Hong Kong. In addition to our directors, participants to the board meeting included Mr. Anderson, Mr. Bennett, Ms. Li, Anh Q. Tran, Esq., and Mr. Ye Ning, a member of our senior management.  Certain of participants joined the call via telephone conference.  During the meeting, our Board was provided with the information related to ConnGame, the proposed acquisition, including summaries of the negotiation process and the results from preliminary due diligence that had been conducted by our management.  During the meeting, the board approved a resolution that our company would not accept the request for the change in terms of by the potential investors to purchase the 17,000,000, as it was not in the best interests of our company and shareholders.  The potential investors had requested that the proceeds of the private sale be used for purchasing the existing Nine Dragon apartments and there were also requests to increase the number of securities that they would be receiving in the sale.   Due to the inability of the potential investors and us to agree to acceptable terms for the private sale of shares, the board members determined that the transaction could result in significant loss for our company and was no longer in the best interests of the company and its shareholders,  Therefore, it was resolved that the proposed sale of shares should be abandoned.

Also during the December 9, 2009 board meeting, the board approved a resolution to approve the proposed acquisition of ConnGame, subject to successful completion of due diligence, shareholder approval, and other matters.  The Board also authorized senior management to commence processing of the acquisition, including the application to The NASDAQ Stock Market for the issuance of 25,000,000 shares of common stock in exchange of 60% of equity interest of ConnGame.  Management was also authorized to obtain a formal appraisal value of ConnGame from an internationally recognized rating agency with A-level qualification, at the selection of our company.  In addition, management was authorized to commence due diligence and obtain audited financial statements of ConnGame for presentation to our Audit Committee for final review.  It was also resolved that if and when the acquisition was successfully consummated, Mr. Tang would be immediately appointed to our Board of Directors as Chairman of the Board.  Subject to receipt of the financial statements of ConnGame and the valuation referenced above, the Board resolved that the acquisition was in the best interests of our company and its shareholders.

On December 11, 2009, legal counsels for the two companies exchanged the first draft of a letter of intent with respect to the acquisition of 60% of ConnGame in exchange of 25,000,000 shares of our commons stock.  Mr. Mr. Tang, on behalf of ConnGame and First Jet, Mr. Luo and other of our management members entered into this letter of intent at our office in Hong Kong.

On December 14, 2009, a press release regarding the letter of intent was issued.

On December 21, 2009, Xuan Li, Wan Wei, staff from Samuel H. Wong & Co., LLP, Shanghai Xinda Assets Evaluation Co., Ltd., and representatives of ConnGame held a preliminary meeting regarding the time line and tasks of appraisal and auditing of ConnGame assets at the conference meeting room in Shanghai World Financial Center.  It was determined that Shanghai Xinda Assets Evaluation Co., Ltd. would be responsible to conduct an appraisal for the total shareholders’ equity, capital and liabilities of ConnGame.  After the meeting, ConnGame’s senior management provided a presentation to our senior management of ConnGame’s gaming and research and development capabilities.

On January  18, 2010, shareholders of our company holding more than 50% of our outstanding shares of common stock executed a written consent approving the issuance of 25,000,000 shares of our common stock in exchange for 60% of the equity ownership of ConnGame.  The shareholders also approved an increase in our authorized shares of common stock the authorized stock up to 150 million shares from 100 million shares. The approvals were subject to compliance with the NASDAQ Stock Market rules and federal securities laws.

On January 19, 2010, our Board of Directors held a meeting at our office in Hong Kong. The board was provided with the results of the due diligence and the appraisal for ConnGame.  The board passed resolutions approving an increase in our authorized shares of common stock the authorized stock from 100,000,000 to 150,000,000 shares.  The Board also approved a draft of the preliminary information statement that was to be filed with the Securities and Exchange Commission for the ConnGame acquisition.  The approvals were subject to compliance with the NASDAQ Stock Market rules and federal securities laws.

On February 24, 2010, the Waiver Agreement was entered into by and between The Royal Bank of Scotland N.V., London Branch (formerly ABN AMRO Bank N.V., London Branch); CITIC Capital China Mezzanine Fund Limited (formerly known as “CITIC Allco Investments Limited.”), ABN AMRO Bank (China) Co., Ltd., Shenzhen Branch; Mr. Ken Luo; Mr. Jun Tang; KGE Group Limited; and First Jet Investments Limited.  The waiver had a term of three months and expired on May 24, 2010.  The parties entered into a new waiver on July 13, 2010, which has a three month term subject to the terms and conditions contained therein.

PROPOSED TERMS OF THE ACQUISITION

Issuance of 25,000,000 Shares for a 60% Interest in ConnGame

On December 11, 2009, we and First Jet entered into a letter of intent for the Acquisition (“Letter of Intent”).  Pursuant to the terms and conditions of the Letter of Intent, we would issue 25,000,000 shares of our common stock to First Jet to acquire 60% of the equity interest of ConnGame, assuming that an independent valuation firm determined that ConnGame’s value was at least $50 million.  If ConnGame’s value was determined to be less than $50 million, we would reduce the number of shares that we would issue to First Jet depending on the value of ConnGame, as negotiated by the parties.  We received a report prepared by Shanghai Xinda Assets Evaluation Co., Ltd. that determined the total equity value of ConnGame as of January 15, 2010 to be over $50 million and, therefore, we will issue 25,000,000 shares to First Jet.  For additional information regarding the appraisal report, please see below.

The Shares will be issued to First Jet in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder and/or pursuant to Regulation S of the Securities Act.

Appointment of New Chairman of Our Board of Directors

Upon the consummation of the Acquisition, Luo Ken Yi will resign as Chairman of the Board of Directors.  Mr. Luo will remain as a member of the Board.  Upon Mr. Luo’s resignation as the Chairman of the Board, the Board will appoint Mr. Jun Tang, the sole shareholder of First Jet, as Chairman of the Board.

Mr. Jun Tang, 47, currently serves as the President and Chief Executive Officer of New Huadu Group, Fujian.  From 2004 to 2008, Mr. Tang served as President of Shanghai SNDA (Nasdaq: SNDA), a interactive entertainment media company in China.  Prior to that, he served as President of Microsoft China Co., Ltd from 2002 to 2004.  From 1997 to 2002, he served as General Manager of Microsoft Global Technical Engineering Center, and from 1994 to 1997 he served as Senior Project Manager for Microsoft US.    Mr. Tang received his doctorate degree, master’s degree and bachelor’s degree in the U.S., Japan and China, respectively.

Change in Control of our Company

As a result of the issuance of the Shares to First Jet, First Jet will become the largest shareholder of our company with 25,000,000 shares, or 31.2% of the issued and outstanding shares immediately after the issuance of the Shares.  Currently, KGE Group Ltd. is our largest shareholder with 24,100,287 shares of common stock, or 43.7% of our issued and outstanding shares as of the date of this information statement.  After the consummation of the Acquisition, KGE Group Ltd. will hold 30.0% of the issued and outstanding shares.

Members of our management own and control KGE Group.   Luo Ken Yi is our Chief Executive Officer and Chairman of the Board, Tang Nianzhong is our Vice General Manager and Ye Ning is our Vice General Manager. Luo Ken Yi, Ye Ning and Tang Nianzhong are directors of KGE Group and may be deemed to have voting and investment control over the shares owned by KGE Group Limited. In addition, Luo Ken Yi, Ye Ning and Tang Nianzhong own approximately 70%, 10% and 10% respectively, of KGE Group Limited’s issued and outstanding shares. In addition, KGE Holding Limited owns approximately 5% of the issued and outstanding shares of KGE Group Limited, of which is owned by Luo Ken Yi and his brother.

CONDITIONS TO CONSUMMATING THE ISSUANCE OF THE SHARES

Bondholders’ Waiver

The parties have agreed that the Acquisition and the issuance of the Shares be contingent upon the execution of a waiver agreement entered into by us and our bondholders as it relates to the bondholders’ right to a reduction in the conversion price of their bonds and warrants.   The holders of the bonds and the warrants executed a waiver of its right to a reduction in the conversion and exercise prices of the bonds and warrants on February 24, 2010, which had a term of three months and expired on May 24, 2010.  The parties entered into a new waiver on July 13, 2010, which has a three month term subject to the terms and conditions contained therein.

Bondholders’ Required Waiver

Based on the current trading price of our common stock on the NASDAQ Global Select Market, we anticipate that the issuance of the Shares would trigger a downward adjustment of the conversion prices of our outstanding Variable Rate Convertible Bonds due 2012 (the “2007 Bonds”) and 12% Convertible Bonds due 2011 (the “2008 Bonds,” and collectively with the 2007 Bonds, the “Bonds”) and warrants to purchase 300,000 shares of common stock of the Company expiring 2013 (the “2008 Warrants”), because the price at which the Shares will be issued, as determined under the valuation provisions of the trust deeds for the Bonds, would be lower than the current conversion prices of the Bonds and exercise price of the 2008 Warrants.

In addition to the requirement of waiving the adjustment in the conversion and exercise prices of the Bonds and 2008 warrants, the holders of the 2008 Bonds also must agree that no default shall occur under Condition 12(A)(xiv) of the trust deed governing the 2008 Bonds relating to the requirement that KGE Group Limited own at least 45% of our issued and outstanding common stock, as after the issuance of the Shares, KGE Group will own less than 45% of the issued and outstanding common stock.

Waiver Agreement

On February 24, 2010, we entered into an Amendment and Waiver Agreement (the “Waiver”) with the holders of the Bonds and 2008 Warrants pursuant to which the holders of the Bonds and 2008 Warrants agreed to waive their right to a reduction in the conversion price of the Bonds and the exercise price of the 2008 Warrants upon the issuance of the Shares.  The holders of the 2008 Bonds also agreed to waive any default under the terms and conditions of the trust deed governing the 2008 Bonds relating to the requirement that KGE Group Limited own at least 45% of our issued and outstanding common stock.  The Waiver has a term of three months from the date of the Waiver, after which the waivers under the agreement will expire.  Attached to this information statement under Appendix F is a copy of the Waiver.  The waiver had a term of three months and expired on May 24, 2010.  The parties entered into a new waiver on July 13, 2010, which has a three month term subject to the terms and conditions contained therein. Also attached to this information statement under Appendix F is a copy of the waiver dated July 13, 2010.

Our Required Payments under the Waiver Agreement

We agreed to pay the Bondholders the interest on the Bonds in the amount of approximately $3.84 million on scheduled dates, of which we made a payment of approximately $1.26 million on March 31, 2010 and $1.32 million on April 15, 2010.  Under the terms of the waiver, we agreed that we would pay to the bondholders all outstanding interests in arrears on the Bonds, plus all other applicable interest up until the payment date, within 30 days after the closing of the issuance of the Shares, but which in any event, would not be later than September 30, 2010.

We also agreed to repay an overdraft facility in the amount of approximately $4.91 million on three scheduled dates.  We made payment of approximately one-half of this amount and agreed to pay all unsettled amounts, which include all outstanding principal and interest amounts, within 30 days after the closing of the issuance of the Shares, but which in any event, would not be later than September 30, 2010.

Our Covenants under the Waiver Agreement

Pursuant to the Waiver, we agreed that we will not repay or prepay any debt prior to its currently scheduled due date until we make all of the payments specified in the Waiver and the Bonds have been redeemed in full and that any new indebtedness incurred by us for the purpose of repaying the overdraft facility shall (i) not exceed the outstanding amount due and payable under the overdraft facility and (ii) be subordinated to all amount owed under the Bonds (the “Waiver Covenants”).

Lock Up Agreements for KGE Group, First Jet, and their Controlling Parties

Pursuant to the terms of the Waiver, First Jet and KGE Group each agreed that they will own at least 20% and 15%, respectively, of our issued and outstanding common stock (the “Company Lock-Up Shares”) after the issuance of the Shares until all liabilities due to the holders of the Bonds and the Overdraft Lender have been paid in full.  First Jet and KGE Group also agreed not offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of or encumber the Company Lock-Up Shares until released from such restriction.  Jun Tang and Mr. Luo Ken Yi each agreed that, until all liabilities due to the holders of the Bonds and the Overdraft Lender have been paid in full, he will own at least 20% and 15%, respectively, of our outstanding shares of common stock  (the “Individual Lock-Up Shares”) and that he shall not offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of or encumber any of the Individual Lock-Up Shares.  Mr. Luo Ken Yi is the largest shareholder of KGE Group and our Chief Executive Officer and Chairman of the Board.

In addition, Mr. Luo agreed to not offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of or encumber any of Company shares beneficially owned by Mr. Luo without prior consent of the bondholders, which shall not be unreasonably withheld for the purpose of allowing the payments under the bonds and related interest to be made.  Mr. Luo would be subject to such restrictions until the payment required under the waiver and interest of 2008 Bonds due on October 15, 2010 are paid in full.

Conditions of the Bondholders’ Waiver

If we fail to make any of the payments specified in the Waiver, then all rights of the holders of the Bonds and 2008 Warrants waived under the Waiver to or to be waived under the Waiver, shall not be waived and will be reinstated, and any previous waivers will be null and void.  In such case, appropriate adjustments will be made to the conversion prices of the Bonds and the exercise price of the 2008 Warrants in the event the Shares are issued and an event of default under the terms and conditions of the trust deed governing the 2008 Bonds shall exist, making the 2008 Bonds immediately due and payable.  Additionally, if any part of the issuance of the Shares is cancelled or not consummated within three months from the effective date of the Waiver then all rights of the holders of the Bonds and 2008 Warrants waived under the Waiver or to be waived under the Waiver, shall not be waived and will be reinstated, and any previous waivers will be null and void.

Moreover, (a) if we breach either of the Waiver Covenants, or (b) if any of KGE Group, First Jet, Luo Ken Yi or Jun Tang fails to beneficially own the specified percentage of our outstanding shares of common stock or breaches their lock-up restrictions with respect to such shares, then all rights of the holders of the Bonds and 2008 Warrants waived under the Waiver or to be waived under the Waiver, shall not be waived and will be reinstated, and any previous waivers will be null and void.

If we are unable to comply with the terms of the Waiver, the issuance of the Shares could result in an adjustment of the conversion price of the Bonds and the 2008 Warrants pursuant to the governing Trust Deeds and warrant agreement, respectively, which could result in substantial dilution to our shareholders.  There 2007 Bonds are currently convertible at a per share price of $2.45 per share and the 2008 Bonds and 2008 Warrants are convertible and exercisable, respectively, at $6.35 per share.  If we do not comply with the terms of the Waiver Agreement, an adjustment to the conversion and exercise prices could be adjustable downward to the value of the assets that we receive for the issuance of the Shares, as calculated in accordance with the provisions of the Trust Deeds and the warrant agreement.

Minimum $50 million Valuation of ConnGame

Pursuant to the terms of the Letter of Intent, the actual number of Shares that will be issued in this transaction will be based on an independent valuation of ConnGame.  In the event that an independent valuation firm determines that the value of ConnGame is at least $50 million, then we will issue all 25 million of the Shares to First Jet. If the value of ConnGame is determined to be less than $50 million, we will reduce the number of shares that we will issue to First Jet depending on the value of ConnGame, as negotiated by the parties.

Engagement of Shanghai Xinda

We engaged Shanghai Xinda Assets Evaluation Co., Ltd. (“Shanghai Xinda”) to conduct an assessment of the total shareholders’ equity, capital and liabilities of ConnGame.  Our management conducted a review of possible valuation firms and selected Shanghai Xinda to conduct the assessment on the basis of Shanghai Xinda’s extensive experience in preparing valuation reports in China, in particular its experience in valuing technology companies.

Shanghai Xinda is a limited liability company incorporated with approvals of the Shanghai Municipal State-owned Assets Supervision and Administration Commission and the Shanghai Municipal Industry and Commerce Administration Bureau.  Shanghai Xinda is a qualified independent corporation holding the Qualification Certificate of Assets Evaluation granted by the Ministry of Finance of the People Republic of China (Certificate No. 31020064).  Shanghai Xinda’s scope of business includes valuation and consultation services on various types of assets except securities. Shanghai Xinda’s clients and subjects include small to large domestic enterprises, foreign-owned enterprises and Sino-foreign joint-ventures throughout China. Shanghai Xinda provides valuation and consultation services on various types of assets that are involved in transactions such as a restructuring, investment, joint venture, pledging or transferring of assets or bankruptcy.  Shanghai Xinda has an experienced appraisal team of which consists of approximately 31 persons that include China registered CPAs, Chinese Certified Real Estate Appraisers and China registered Land Evaluartors and approximately 32 persons that hold mid- to high-level professional and technical qualifications.

Assessment Report of Conngame from Shanghai Xinda

On January 17, 2010, Shanghai Xinda delivered its assessment report on the market value of ConnGame’s shareholders’ equity to us (the “Report”).  A copy of the Report is attached to this information statement as Appendix E.

The Report sets forth the basis, methods, scope and limitations of the assessment, the assumptions made in the assessment and the work undertaken by Shanghai Xinda in preparing the Report.  In conducting the assessment, Shanghai Xinda conducted an on-site visit to ConnGame’s offices and operations and spoke with members of ConnGame’s management.  In addition, Shanghai Xinda reviewed and analyzed the following:

•	relevant laws and guidance of the PRC government;

•	corporate records and share capital of ConnGame;

•
verification reports of the capital contributions of ConnGame dated July 19, 2004, prepared by PriceWaterhouseCoopers Shanghai Co., Ltd., and January 13, 2010, prepared by Tianyi Certified Public Accountants Co., Ltd.;

•	registration application forms of computer software copyright for ConnGame’s two game engines;

•	financial information, property rights and projections and estimates of future income for ConnGame provided by and certified by ConnGame; and

•	information and data of industries deemed relevant by Shanghai Xinda.

In preparing the Report, Shanghai Xinda assumed: (1) the continued operations of ConnGame; (2) the relative stability of the macroeconomic environment; and (3) the occurrence of no material changes in the interest rate and exchange rates.  In addition, the Report does not take into account the impact of inflation on the assessment results.   Shanghai Xinda assessed the value of ConnGame’s tangible assets based on the value of ConnGame’s shareholders’ equity reflected on ConnGame’s balance sheet as of December 31, 2009.  The assessment of the value of ConnGame’s intangible assets was determined based on the “present value of future income” method and projections provided by ConnGame for fiscal 2010 through 2013 using a discount rate of 35%.  Shanghai Xinda used a discounted cash flow model to determine the valuation.  Shanghai Xinda used a discount rate of 35% per annum.  According to the appraisal report there will be an undiscounted net cash outflow of approximately $4 million (RMB 30 million) for 2010.  For the years 2011, 2012, and 2013, the expected undiscounted net cash inflows will be approximately $35 million (RMB 236 million), $49 million (RMB 334 million), and $48 million (RMB 327 million), respectively.  The Report states Shanghai Xinda’s conclusion that based upon the methods utilized in conducting the assessment and subject to the qualifications and assumptions stated in the Report, that the total shareholders’ equity of ConnGame is approximately $52.3 million (RMB357,240,493.96) as of January 15, 2010.  “Market value,” as provided in the report, is the value that a willing buyer and a willing seller would assign to an asset in an arm’s-length transaction after the parties had each acted reasonably and without compulsion.

The results of the Report are limited by the assumptions contained in the Report, including the assumptions as to income to be generated in future periods by ConnGame.  These assumptions are inherently uncertain and may not materialize.  Accordingly, the Report should be read with careful consideration and it should not be unduly relied upon.

Relationship with Shanghai Xinda

No material relationship that existed during the past two years or is mutually understood to be contemplated, and no compensation received or to be received as a result of the relationship among Shanghai Xinda and its affiliates and either us or ConnGame.  Shanghai Xinda received a fee of approximately $11,720 in connection with rendering the Report, which was not contingent on the consummation of any transaction between us and ConnGame.  The terms of the fee arrangement with ConnGame were negotiated on an arm’s length-basis.

DILUTIVE EFFECT

Our stockholders will incur immediate and significant dilution of their percentage of stock ownership in CAE if and when the Shares are issued. This means that our current stockholders will own a smaller percentage interest in CAE as a result of the issuance of the Shares.

As of the date of this information statement, the table below illustrates the incremental impact that the issuance of the Shares will have upon the number of shares of our common stock outstanding (assuming no additional issuances of shares of our common stock):

	Number of Shares		Number of Shares
	Outstanding Prior to	Shares	Outstanding After
	Issuance	Issued	Issuance
Issuance of Shares:	55,156,874	25,000,000	80,156,874

Stockholders immediately prior to the issuance of the Shares will incur substantial dilution in their percentage ownership of our common stock upon the issuance of the Shares.  Following the acquisition of the 60% equity interest in ConnGame, our current stockholders will own approximately 68.8% of our outstanding common stock, a reduction of approximately 31.2%.

INTEREST OF EXECUTIVE OFFICERS AND DIRECTORS

As described in “Proposed Terms of the Acquisition—Change in Control of our Company” and “—Waiver Agreement—Lock Up Agreements for KGE Group, First Jet, and their Controlling Parties”, above, Luo Ken Yi, our Chief Executive Officer and Chairman of the Board, Tang Nianzhong, our Vice General Manager and Ye Ning, our Vice General Manager, own and control KGE Group, which is a party to the Waiver and will cease to become the largest shareholder of our company when and if the Acquisition is completed.  Except for these parties, none of the directors or executive officers has a direct or indirect interest in the Acquisition, other than as a stockholder.

ACCOUNTING TREATMENT OF THE ACQUISITION

The Acquisition will be accounted for by us under the purchase method of accounting. Under the purchase method, the purchase price for ConnGame will be allocated to identifiable assets (including intangible assets) and liabilities of ConnGame with any excess being treated as goodwill. Since intangible assets are amortized over their useful lives, we will incur accounting charges from the Acquisition. In addition, intangible assets and goodwill are both subject to periodic impairment tests and could result in potential write-down charges in future periods.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES TO OUR STOCKHOLDERS

There will be no U.S. federal income tax consequences to a holder of our common stock as a result of the issuance of the Shares or Acquisition.

REGULATORY APPROVALS

We may be required to obtain governmental approval from the PRC government for our proposed acquisition.  On August 8, 2006, the PRC Ministry of Commerce (“MOFCOM”), joined by the State-owned Assets Supervision and Administration Commission of the State Council, the State Administration of Taxation, the State Administration for Industry and Commerce, the China Securities Regulatory Commission and SAFE, released a substantially amended version of the Provisions for Foreign Investors to Merge with or Acquire Domestic Enterprises (the “Revised M&A Regulations”), which took effect on September 8, 2006 and was further amended on June 22, 2009. These new rules significantly revised China’s regulatory framework governing onshore-to-offshore restructurings and foreign acquisitions of domestic enterprises.   We intend to comply with applicable requirements under the Revised M&A rules, including providing the proper notices and obtaining required approvals.

In addition, in accordance with the provisions of Rule 14c-2 under the Exchange Act, the issuance of the Shares and the Acquisition may not occur or otherwise be implemented until at least 20 calendar days after the mailing of this information statement to our stockholders.  This information statement is expected to be mailed on approximately July 23, 2010 to stockholders of record as of July 12, 2010.

Other than the foregoing, no federal or state regulatory approvals must be complied with or obtained in connection with the issuance of the Shares or the Acquisition.

RISKS RELATED TO THE ACQUISITION OF CONNGAME

This information statement contains forward-looking statements that involve risks and uncertainties. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of certain factors, including the risks our public filings made with the Securities and Exchange Commission.  Any investment in our common stock involves a high degree of risk, and any potential investors should carefully consider the material risks described in our public filings made with the Securities and Exchange Commission before deciding whether to purchase any of our securities. Our business, financial condition or results of operations could be materially adversely affected by these risks, including those related to the Acquisition and to the business operations of ConnGame.  The industry in which ConnGame operates, the online game industry, is vastly different from the industry that we have historically operated in and, therefore, ConnGame is subject to different risks related to its business.  Our business, financial condition or results of operations could be materially adversely affected by these risks if any of them actually occur after the Acquisition.

Because our current management has no experience in the development and operation of MMORPG, our business has a higher risk of failure.

Our current management has no professional training or technical credentials in the field of in the development and operation of MMORPG. As a result, they may not be able to recognize and take advantage of potential opportunities in the sector without the aid from the management of ConnGame.  Consequently our operations, earnings and ultimate financial success may suffer harm as a result.

Although we expect that the acquisition will result in benefits to us, we may not realize those benefits because of integration difficulties and other challenges.

The success of the acquisition of ConnGame will be dependent in large part on the success of our management in integrating the operations, technologies and personnel of the two companies. Our failure to meet the challenges involved in successfully completing the integration of the operations of ConnGame or to otherwise realize any of the anticipated benefits of the acquisition, including additional revenue opportunities, could impair our results of operations.

Challenges involved in this integration include, without limitation:

•	integrating successfully each company's operations, technologies, products and services;
•	reducing the costs associated with operations;
•	coordinating the publishing, distribution and marketing efforts to effectively promote the services and products of our combined company; and
•	combining the corporate cultures, maintaining employee morale and retaining key employees.

We may not successfully complete the integration of our operations and ConnGame in a timely manner and we may not realize the anticipated benefits of the acquisition of ConnGame to the extent, or in the timeframe, anticipated. Anticipated benefits assume a successful integration and are based on projections, which are inherently uncertain, and other assumptions. Even if integration is successful, anticipated benefits may not be achieved.

The fact that the Acquisition is pending could harm our business, revenue and results of operations.

While the Acquisition is pending, it creates uncertainty about our future. As a result of this uncertainty, customers may decide to defer or avoid doing business with us pending completion of the Acquisition. If these decisions represent a significant portion of our anticipated revenue, our results of operations and quarterly revenues could be substantially below the expectations of our investors.

In addition, while the Acquisition is pending, we are subject to a number of risks that may harm our business, revenue and results of operations, including:

•	the diversion of management and employee attention and the disruption to our relationships with customers and vendors may detract from our ability to grow revenues and minimize costs;
•	we have and will continue to incur significant expenses related to the Acquisition prior to its closing; and
•	we may be unable to respond effectively to competitive pressures, industry developments and future opportunities.

The proposed Acquisition may not be completed or may be delayed if the conditions to closing are not satisfied or waived in a timely manner or ever.

The Acquisition may not be completed or may be delayed because the conditions to closing may not be satisfied or waived. Conditions which must be satisfied or waived prior to the closing include regulatory approvals and other customary closing conditions. If the Acquisition is not completed, we will not recoup the costs incurred in connection with negotiating the proposed Acquisition, our relationships with our customers and employees may be damaged and our business may be seriously harmed.

If the proposed Acquisition is not completed our stock price could decline.

If the Acquisition is not completed, the market price of our common stock may decline. In addition, our stock price may decline as a result of the fact that we have incurred and will continue to incur significant expenses related to the Acquisition prior to its closing that will not be recovered if the Acquisition is not completed.

We expect to incur significant costs and expenses in connection with the Acquisition, which could result in our not realizing some or all of the anticipated benefits of the Acquisition.

We expect to incur significant closing costs in connection with the Acquisition. These costs include legal and accounting fees, printing expenses and other related charges incurred and expected to be incurred. We expect to incur one-time cash and non-cash costs related to the integration of ConnGame, which cannot be estimated at this time.  There can be no assurance that the costs incurred by us in connection with the Acquisition will not be higher than expected or that the post-Acquisition company will not incur additional unanticipated costs and expenses in connection with the Acquisition.

Our shareholders will suffer immediate and substantial dilution.

Because we are issuing 25,000,000 shares of our common stock as consideration in the Acquisition, our shareholders will suffer immediate dilution.  Following the issuance of the Shares, holders of our outstanding common stock prior to such issuance will own approximately 68.8% of our outstanding common stock after the Stock Issuance (assuming we do not issue additional shares before the Stock Issuance).

If our stock price decreases, the Nasdaq Stock Market may delist our securities, which could limit investors’ ability to trade in our securities.

Nasdaq Listing Rule 5550(a)(2) (the “Rule”) requires that our common stock maintain a minimum bid price of $1.00 per share for 30 consecutive business days.  As of June 25, 2010, our stock price closed at $0.89.  If we do not meet the requirement, our securities may become subject to delisting.  If our common stock is delisted by Nasdaq, the trading market for our common stock would likely be adversely affected, as price quotations may not be as readily obtainable, which would likely have a material adverse effect on the market price of our common stock.

Through FirstJet, Mr. Jun Tang will become our largest shareholder and the Chairman of our Board of Directors, and the interests of First Jet and Mr. Jun Tang may conflict with the interests of our other shareholders.

As a result of the issuance of 25,000,000 shares to First Jet, it will become our largest shareholder and Mr. Jun Tang will have the ability to strongly influence the nominations of our board of directors and determination of the outcome of certain matters submitted to our stockholders, such as the approval of significant transactions. As a result, actions that may be supported by a majority of other stockholders may be blocked by First Jet and Mr. Jun Tang.

The development of MMORPG products requires substantial up-front expenditures. We may not be able to recover development costs for our future MMORPG products.

Consumer preferences for games are usually cyclical and difficult to predict, and even the most successful titles remain popular for only limited periods of time, unless refreshed with new content. We will be required to continuously develop new products and enhancements to existing products. Because of the significant complexity of MMORPG games, these products require a longer development time and are more expensive to create than traditional console game products. In addition, the long lead time involved in developing a MMORPG product and the significant allocation of financial resources that each product requires means it is critical that we accurately predict consumer demand for new MMORPG products. If future MMORPG products do not achieve expected market acceptance or generate sufficient sales upon introduction, we may not be able to recover the development and marketing costs associated with new products, and our financial results could suffer.

The interactive entertainment industry is highly competitive and it will be difficult to obtain market share.

We expect to compete with other interactive entertainment gaming publishers. Those competitors vary in size from small companies with limited resources to very large corporations with significantly greater financial, marketing, and product development resources than we have. Certain of these competitors may spend more money and time on developing and testing products, undertake more extensive marketing campaigns, and adopt more aggressive pricing policies than we do.   Competition in the interactive entertainment industry is intense and we expect new competitors to continue to emerge.

We may be subject to intellectual property claims.

As the number of interactive entertainment products increases and the features and content of these products continue to overlap, software developers increasingly may become subject to infringement claims.  Our products often utilize complex technology that may become subject to emerging intellectual property rights of others. It is possible that third parties still may claim infringement.  From time to time, we receive communications from third parties regarding such claims. Existing or future infringement claims against us, whether valid or not, may be time consuming, distracting to management and expensive to defend.

Intellectual property litigation or claims could force us to do one or more of the following:

•	cease selling, incorporating, supporting or using products or services that incorporate the challenged intellectual property;

•	obtain a license from the holder of the infringed intellectual property, which if available at all, may not be available on commercially favorable terms; or

•
redesign the affected interactive entertainment software products or hardware peripherals, which could result in additional costs, delay introduction and possibly reduce commercial appeal of the affected products.

Any of these actions may harm our business and financial results.

Our proposed acquisition of ConnGame is subject to adverse tax consequences, including but not limited to the uncertainty under Circular on Strengthening the Administration of Enterprise Income Tax on Non-resident Enterprises' Share Transfer (“Circular 698”) released in December 2009 by China's State Administration of Taxation (SAT), effective as of January 1, 2008.

The recent introduction of Circular 698 increases the risk of a general anti avoidance tax challenge by the Chinese tax authority on indirect disposals of the shares in the underlying Chinese companies with a potential consequence of paying Chinese tax on the gain derived from such disposals.  Pursuant to Circular 698, where a foreign investor indirectly transfers equity interests in a Chinese resident enterprise by selling the shares in an offshore holding company, and the latter is located in a country (jurisdiction) where the effective tax burden is less than 12.5% or where the offshore income of her residents is not taxable, the foreign investor is required to provide the tax authority in charge of that Chinese resident enterprise with the relevant information within 30 days of the transfers.  Where a foreign investor indirectly transfers equity interests in a Chinese resident enterprise through the abuse of form of organization and there are no reasonable commercial purposes such that the corporate income tax liability is avoided, the tax authority may re-assess the nature of the equity transfer in accordance with the “substance-over-form” principle and deny the existence of the offshore holding company that is used for tax planning purposes.

While the term "indirectly transfer" is not defined, we understand that the relevant PRC tax authorities have jurisdiction regarding requests for information over a wide range of foreign entities having no direct contact with China. The relevant authority has not yet promulgated any formal provisions or formally declared or stated how to calculate the effective tax in the country (jurisdiction) and to what extent and the process of the disclosure to the tax authority in charge of that Chinese resident enterprise. Meanwhile, there are not any formal declarations with regard to how to decide “abuse of form of organization” and “reasonable commercial purpose,” which can be utilized by us to balance if our proposed acquisition will comply with the Circular 698.  As a result, there is uncertainty as to whether the payment of our common stock for may be subject to tax liability or foreign exchange control in the PRC and there is a risk of unforeseen tax liability, each of which may have a material adverse effect to our financial condition and results of operations.

If we fail to comply with the terms of the Waiver, including our required payments, we could be prevented from closing the Acquisition or, if we do close the Acquisition, the waiver of the adjustment rights may become voided and the conversion and exercise prices of the bonds and warrants may adjust down, resulting is substantial dilution to our securities.

One of the conditions to the Acquisition is that we obtain a waiver from our bondholders related to their rights to have the conversion and exercise price of the Bonds and 2008 Warrants, respectively, adjusted downward as a result of ours issuance of the 25,000,000 Shares.  We obtained the Waiver on February 24, 2010.  The Waiver had a three month term from the execution date, and therefore expired on May 24, 2010.  The parties entered into a new waiver on July 13, 2010, which has a three month term subject to the terms and conditions contained therein.   If we fail to make any of the payments specified in the Waiver, or if any of KGE Group, First Jet, Luo Ken Yi or Jun Tang fails to beneficially own the specified percentage of our outstanding shares of common stock, then all rights of the holders of the Bonds and 2008 Warrants waived under the Waiver to or to be waived under the Waiver, shall not be waived and will be reinstated, and any previous waivers will be null and void.

There are restrictive covenants in the Waiver relating to our ability to incur future indebtedness.

Pursuant to the Waiver, we agreed that we will not repay or prepay any debt prior to its currently scheduled due date until we make all of the payments required by the Waiver and the Bonds have been redeemed in full.  Additionally, we agreed that any new indebtedness incurred by us for the purpose of repaying the amounts owed to the Overdraft Lender under the overdraft facility letter (i) will not exceed the amounts due under the facility and (ii) will be subordinated to all amounts owed under the Bonds.  Therefore, after we make all of the required payments pursuant to the Waiver, we may incur additional debt, including secured indebtedness or indebtedness by, or other obligations of, our subsidiaries to which the Bonds would be structurally subordinate. A higher level of indebtedness increases the risk that we may default on our indebtedness. We cannot assure you that we will be able to generate sufficient cash flow to pay the interest on our indebtedness or that future working capital, borrowings or equity financing will be available to pay or refinance such indebtedness.

Integrating and maintaining internal controls for the combined business may strain our resources and divert management's attention. If we fail to establish and maintain proper internal controls, our ability to produce accurate financial statements or comply with applicable regulations could be impaired.

Prior to the consummation of the acquisition, ConnGame was not subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, the Sarbanes-Oxley Act of 2002 and the rules and regulations of any stock exchange. As a subsidiary of ours, ConnGame will be subject to such rules and regulations. As described in Item 9A of the Form 10-K/A attached hereto as Appendix B, it was determined that we had material weaknesses in our internal control over financial reporting. Integrating and maintaining appropriate internal controls and procedures for the combined business will require specific compliance training of certain officers and employees, will entail substantial costs in order to modify existing accounting systems, and will take a significant period of time to complete.  We may not be able to demonstrate compliance with Section 404 of the Sarbanes-Oxley Act in a timely manner, or that our internal controls are perceived as inadequate, or that we are unable to produce timely or accurate financial statements, investors may lose confidence in our operating results and our stock price could decline.

SELECTED FINANCIAL DATA OF SHANGHAI CONNGAME NETWORK CO., LTD.

The following selected consolidated statement of operations data for the three months ended March 31, 2010 and 2009 (unaudited) and each of the years in the two-year period ended December 31, 2009 and the consolidated balance sheet data as of March 31, 2010 and the year-end for each of the years in the two-year period ended December 31, 2009 were derived from the audited consolidated financial statements, except for the information for the three months ended March 31, 2010 and 2009 and as of March 31, 2010. Such selected financial data should be read in conjunction with the consolidated financial statements and the notes to the consolidated financial statements attached to this information statement as Appendix D and with “ConnGame Management’s Discussion and Analysis of the Financial Condition and Results of Operations of ConnGame” contained below in this information statement.

	Three Months ended March 31,		Years ended December 31,
	2010	2009	2009	2008
	(unaudited)	(unaudited)
Sales Revenue	$-	$-	$-	$-

Operating expenses:
Cost of revenue	-	-	-	-
Research and development	532,692	-	917,638	-
Sales and marketing	10,052	-	-	-
General and administrative	118,956	-	41,960	-
Total operating expenses	661,700	-	959,598	-

Operating loss	(661,700)	-	(959,598)	-

Other expenses	-	-	(1,462)	-
Other income	8,845	-	-	-

Interest income	573	-	1,735	304
Total other income and expenses	9,418	-	273	304

(Loss)/Profit before taxes	(652,282)	-	(959,325)	304

Provision for income taxes	-	-	-	-

Net income/(loss)	$(652,282)	$-	$(959,325)	$304

	As of March 31, 2010	As of December 31,
	(unaudited)	2009	2008
Total current assets	$724,425	$609,039	$1,620
Total non-current assets	325,847	225,928	-
Total assets	1,050,272	834,967	1,620
Total current liabilities	393,545	1,793,184	-
Total liabilities	393,545	1,793,184	-
Accumulated deficit	(1,683,795)	(1,018,271)	(58,946)

SHANGHAI CONNGAME NETWORK CO., LTD.

DESCRIPTION OF BUSINESS

Shanghai ConnGame Network Co., Ltd., a company formed under the laws of the People’s Republic of China and domiciled in Shanghai (“ConnGame”), is a development-stage company that is a developer and publisher of MMORPG (Massively Multiplayer Online Role Playing Game).  ConnGame is authorized by the PRC government to engage in the following type of business activities: sales of electronic products, computer hardware, software, network systems, technology development, technical consultation and technical services.  It has independently developed two game engines that provide complete solutions for developing MMORPG games.  Game engines are software systems used to create and develop video games.  They expedite the development process for new games, as a single game engine can be used to create many different games.  In addition, ConnGame develops both fantasy-style and realist-style MMORPG games.

CONNGAME MANAGEMENT’S DISCUSSION AND ANALYSIS OF THE FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF CONNGAME

The following discussion should be read in conjunction with our consolidated financial statements and related notes attached hereto as Appendix D.   This information statement contains forward-looking statements. The words “anticipated,” “believe,” “expect, “plan,” “intend,” “seek,” “estimate,” “project,” “could,” “may,” and similar expressions are intended to identify forward-looking statements. These statements include, among others, information regarding future operations, future capital expenditures, and future net cash flow. Such statements reflect current views with respect to future events and financial performance and involve risks and uncertainties, including, without limitation, the risks discussed under “Risks Related to the Acquisition of Conngame” commencing on page 16 of this information statement.  Should one or more of these risks or uncertainties occur, or should underlying assumptions prove to be incorrect, actual results may vary materially and adversely from those anticipated, believed, estimated or otherwise indicated. Consequently, all of the forward-looking statements made in this information statement are qualified by these cautionary statements and there can be no assurance of the actual results or developments.

Below is selected information from ConnGame’s results of operations for the three months ended March 31, 2010 and 2009 (unaudited) and the years ended December 31, 2009 and 2008.

	Three Months ended March 31,		Year ended December 31,
	2010	2009	2009	2008

Sales Revenue	$-	$-	$-	$-

Research and development	532,692	-	917,638	-
Operating loss	(661,700)	-	(959,598)	-

Net income/(loss)	$(652,282)	$-	$(959,325)	$304

Results of Operations for the Three months ended March 31, 2010 and March 31, 2009

ConnGame has not generated any revenues from operations from its inception.

Operating expenses for the three months ended March 31, 2010 totaled $662,000, consisting of $533,000 of research and development expenses and $129,000 of general and administrative expenses.  Research and development expenses for the year consisted of expenses related to the research of game software.  ConnGame expects costs related to research and development will increase during the remainder of fiscal 2010.

ConnGame incurred a net loss of $652,000 for the three months ended March 31, 2010 as compared to net loss of $nil for the three months ended March 31, 2009.  The increase in net loss was due to ConnGame’s research and development costs.

Results of Operations for the Year Ended December 31, 2009 and December 31, 2008

ConnGame has not generated any revenues from operations from its inception.

Operating expenses for the year ended December 31, 2009 totaled $960,000, consisting of $918,000 of research and development expenses and $42,000 of general and administrative expenses.  Research and development expenses for the year consisted of expenses related to the research of game software.  ConnGame expects costs related to research and development will increase during fiscal 2010.

ConnGame incurred a net loss of $959,000 for the year ended December 31, 2009 as compared to net income of $304 for the year ended December 31, 2008.  The increase in net loss was due to ConnGame’s research and development costs.

Plan of Operation

ConnGame is a start-up, development stage company and has not yet generated or realized any revenues from its business operations.  In 2009, ConnGame began developing new software gaming engines and online gaming products to be sold in the PRC.  ConnGame’s primary focus in 2010 will be the alpha and subsequent beta testing of its two proprietary game engines and two MMORPG games.  If beta testing proves to be successful, ConnGame intends to launch its products for general sale shortly thereafter.

ConnGame expects to continue to incur significant expenses primarily due to its continued research and development activities and testing of its products.  ConnGame anticipates that during the next 12 months, it will increase its research and development spending.

ConnGame anticipates that initial revenues, if any, will likely be generated through subscription fees paid by players of its MMORPG games and software licensing to third-party companies.  ConnGame’s ability to achieve profitability depends upon its ability to develop quality products and the acceptance and popularity of its products by the end consumer.

If ConnGame’s product development and testing of its products does not occur as scheduled, the time it takes for ConnGame’s products to reach the market will be lengthened and costs may increase.  If the testing of its products proves unsuccessful, ConnGame may have to redesign its game engines and MMORPG games to achieve desired results.  This will increase its costs and delay the time to market for its products.  Any of these occurrences would have a material negative impact on ConnGame’s business and its liquidity.

Liquidity and Capital Resources

ConnGame has limited capital. At March 31, 2010, we had current assets of $724,000 consisting of cash of $345,000, other receivables of $3,000 and prepaid expenses of $46,000.  As of December 31, 2009, ConnGame had an outstanding interest-free short term loan due to Jun Tang in the amount of $1.5 million.  On January 12, 2010, the amount of the loan was increased to approximately $2.4 million.  The Company repaid $1.3 million of the loan on January 19, 2010.  As of March 31, 2010, $nil of the loan was outstanding.  Mr. Tang also agreed to convert the outstanding balance of $1.0 million into equity capital of ConnGame and register the capital with the required PRC government agencies.

ConnGame currently has no revenue. As a company in its development stage with no operations, ConnGame has generated a net loss of approximately from $1.7 million inception.  This raises substantial doubt as to its ability to continue as a going concern. Its ability to continue as a going concern is dependent on its ability to raise additional capital and implement its business plan.  There is no guarantee that its business plan will be successful, or that it will be able to generate sufficient revenue to fund future operations.  If ConnGame is not successful in generating sufficient liquidity from operations or in raising sufficient capital resources to fund it operations, it would have a material adverse effect on ConnGame’s business, results of operations, liquidity and financial condition.

At March 31, 2010, ConnGame had no material commitments for capital expenditures.

Net cash used in operating activities was $877,000 for the three months ended March 31, 2010, as compared to $nil for the same period in 2009.  The increase in net cash used was primarily the result from a net loss of $652,000 for the three months ended March 31, 2010.  Net cash used in operating activities was $792,000 for the year ended December 31, 2009, as compared to net cash of $304 provided for the same period in 2008.  The increase in net cash used was primarily the result from a net loss of $959,000 for the year ended December 31, 2009, which was mainly attributable to $918,000 in research and development expenses and no revenue for the period.

Net cash used in investing activities was $116,000 for the three months ended March 31, 2010, as compared to $nil during the same period in 2009.  The increase was due to purchases of equipments.  Net cash used in investing activities was $155,000 for the year ended December 31, 2009, as compared to $0 during the same period in 2008, during which there was no investing cash activity.  Net cash used in 2009 included purchases of equipment and intangible assets in connection with development of our products.

Net cash provided by financing activities was $771,000 for the three months ended March 31, 2010, as compared to $nil in 2009.  The increase was due to proceeds from increase in capital.  Net cash provide by financing activities was $1.5 million for the year ended December 31, 2009, as compared to $0 in 2008, during which there was no cash financing activities.  The $1.5 million provided in 2009 was attributable to an interest free loan from a shareholder.

Inflation

ConnGame does not believe that inflation has had a material effect on its business, financial condition or results of operations.

Off-Balance Sheet Arrangements

As of December 31, 2009 there was $1.4 million of capital under ConnGame’s name invested in Shanghai Boke Information Technology Co. Ltd. (“Boke”).  The investment was made in trust on behalf of Jun Tang.  ConnGame agreed to return the shares to Mr. Tang on a future agreed upon date.  It is probable that Boke will become public listed corporation in the PRC.  Mr. Tang is responsible for any fees or potential capital gains tax from the future transfer of the asset back to Mr. Tang Jun.  ConnGame has no direct benefit or risk for the shares registered in its name.  All risk and related reward of the investment are borne by Mr. Tang.  As of March 31, 2010, the investment amount was at $1.4 million.

Contractual obligations

The following table describes our contractual commitments and obligations as of December 31, 2009:

	Payments due by period
	Total	Less than 1 year	2-3 years	3-5 years	More than 5 years

Operating Lease Obligations	$903,583	323,620	579,963	-	-

Recent Accounting Pronouncements

In May 2009, the FASB issued SFAS No. 165, "Subsequent Events" ("SFAS 165"). SFAS 165 is intended to establish general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. It requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for that date, that is, whether that date represents the date the financial statements were issued or were available to be issued. SFAS 165 is effective for interim or annual financial periods ending after June 15, 2009.

In June 2009, FASB issued FASB Statement No. 166, Accounting for Transfers for Financial Assets and FASB Statement No. 167, a revision to FASB Interpretation No. 46 (Revised December 2003), Consolidation of Variable Interest Entities.

Statement 166 is a revision to FASB Statement No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, and will require more information about transfers of financial assets, including securitization transactions, and where entities have continuing exposure to the risks related to transferred financial assets. It eliminates the concept of a “qualifying special-purpose entity,” changes the requirements for derecognizing financial assets, and requires additional disclosures.

Statement 167 is a revision to FASB Interpretation No. 46 (Revised December 2003), Consolidation of Variable Interest Entities, and changes how a reporting entity determines when an entity that is insufficiently capitalized or is not controlled through voting (or similar rights) should be consolidated. The determination of whether a reporting entity is required to consolidate another entity is based on, among other things, the other entity’s purpose and design and the reporting entity’s ability to direct the activities of the other entity that most significantly impact the other entity’s economic performance.

On July 1, 2009, FASB issued FASB Statement No. 168, The “FASB Accounting Standards Codification” and the Hierarchy of Generally Accepted Accounting Principles.  The ASC has become the source of authoritative US GAAP recognized by the FASB to be applied by nongovernmental entities and provides that all such guidance carries an equal level of authority. The ASC is not intended to change or alter existing GAAP. The ASC is effective for interim and annual periods ending after September 15, 2009.

Management is currently considering the impact of these new pronouncements on the Company’s financial statements.

Quantitative and Qualitative Disclosures about Market Risk

All of ConnGame’s business, assets and operations are located and conducted in China. While China’s economy has experienced significant growth in the past twenty years, growth has been uneven, both geographically and among various sectors of the economy. The Chinese government has implemented various measures to encourage economic growth and guide the allocation of resources. Some of these measures benefit the overall economy of China, but may also have a negative effect on ConnGame. For example, ConnGame’s operating results and financial condition may be adversely affected by government control over capital investments or changes in tax regulations applicable to ConnGame. If there are any changes in any policies by the Chinese government and ConnGame’s business is negatively affected as a result, then ConnGame’s financial results, including its ability to generate revenues and profits, will also be negatively affected.

FINANCIAL STATEMENTS

Attached hereto as Appendix B and incorporated herein by reference are the following:

•
The audited financial statements of the Company for the years ended December 31, 2009 and 2008 (restated) from Item 8 of our Annual Report on Form 10-K/A Amendment No. 4 for the fiscal year ended December 31, 2009 as filed with the Securities and Exchange Commission on June 2, 2010.

•
The unaudited financial statements of the Company for the three months ended March 31, 2010 and 2009 from Item 1 of our Quarterly Report on Form 10-Q as filed with the Securities and Exchange Commission on May 19, 2010.

•
Management’s Discussion and Analysis of Financial Condition and Results of Operations, Quantitative and Qualitative Disclosures About Market Risk, and Changes in and Disagreements with Accountants on Accounting and Financial Disclosure for the fiscal years ended December 31, 2009 and 2008 from Items 7, 7A and 9 of our Annual Report on Form 10-K/A Amendment No. 4 for the fiscal year ended December 31, 2009 as filed with the Securities and Exchange Commission on June 2, 2010.

•
Management’s Discussion and Analysis of Financial Condition and Results of Operations and Quantitative and Qualitative Disclosures About Market Risk for the three months ended March 31, 2010 from Items 2 and 3 our Quarterly Report on Form 10-Q as filed with the Securities and Exchange Commission on May 19, 2010.

The audited financial statements for the years ended December 31, 2009 and 2008 and the unaudited financial statements for the three months ended March 31, 2010 for ConnGame are attached to this proxy statement as Appendix D.

SELECTED FINANCIAL DATA OF CHINA ARCHITECTURAL ENGINEERING, INC.

The following selected consolidated statement of operations data for three months ended March 31, 2010 and 2009 (unaudited) and each of the years in the five-year period ended December 31, 2009 and the consolidated balance sheet data as of March 31, 2010 and the year-end for each of the years in the five-year period ended December 31, 2009 were derived from the audited consolidated financial statements, except for the three months ended March 31, 2010 and 2009 and as of March 31, 2010. Such selected financial data should be read in conjunction with the consolidated financial statements and the notes to the consolidated financial statements starting on page F-1 and with “Item 7 - Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained in the Company’s Annual Report on Form 10-K/A Amendment No. 4 for the fiscal year ended December 31, 2009 as filed with the Securities and Exchange Commission on June 2, 2010 and which is attached hereto as Appendix B and our Quarterly Report on Form 10-Q as filed with the SEC on May 19, 2010.

	Three Months ended March 31,		Year Ended December 31,
	2010	2009	2009	2008	2007	2006	2005
	(unaudited)	(unaudited)	(restated)	(restated)	(restated)
	(in thousands, except share amounts and earnings per share)
Contract revenues earned	$11,472	$36,343	$117,191	$151,666	$86,617	$63,359	$49,515

Cost of contract revenues earned	(9,144)	(28,1620)	(94,722)	(128,885)	(64,354)	(46,796)	(36,368)

Gross profit	$2,328	$8,181	$22,469	$22,781	$22,263	$16,563	$13,146

Selling, general and administrative expenses	(4,175)	(5,951)	(21,092)	(26,063)	(5,525)	(5,989)	(6,463)

Non-recurring general and administrative expenses	—	—	—	—	—	(3,806)	—

Finance Expense	(47)	—	—	—	(208)	—	—

Income/(Loss) from operations	$(1,895)	$2,230	$1,377	$(3,282)	$16,530	$6,768	$6,683
Interest income	2	4	58	1	108	—	—
Interest expense	(1,626)	(1,312)	(6,331)	(5,880)	(642)	—	(117)

Other income	8	2	177	1,922	88	700	501
Other expenses	(1)	-	(329)	(161)	(127)	—	—
Income/(Loss) before taxation	$(3,512)	$944	$(5,048)	$(7,400)	$15,957	$7,468	$7,068

Income tax / tax benefit	10	-	107	4	(2,422)	(1,318)	(1,157)
Discontinued Operation Loss, net of tax	-	-	(1,901)	—	—	—	—
Net Earnings/(Loss)	(3,521)	944	(6,842)	(7,396)	13,535	6,150	5,910
Net Loss attributable to non-controlling interest	1	-	33	20	—	—	—
Net income/(loss)	$(3,520)	$944	$(6,809)	$(7,376)	$13,535	$6,150	$5,910
Basic and diluted net income/(loss) per common share	(0.06)	0.02	(0.13)	(0.14)	0.27	0.14	0.14
Basic and diluted dividend paid per common share	—	—	—	—	0.26	0.04	0.06
Basic weighted average common shares outstanding	54,729,908	53,256,874	53,256,874	52,034,921	50,357,454	44,679,990	43,304,125
Diluted weighted average common shares outstanding	54,729,908	53,256,874	53,256,874	52,034,921	51,088,144	44,679,990	43,304,125

		December 31,
Consolidated Balance Sheets	March 31, 2010	2009	2008	2007 (restated)	2006	2005
	(in thousands)
Current Assets	$129,548	$135,667	$127,607	$84,988	$43,821	$21,712
Total Assets	140,002	146,560	141,538	95,737	44,861	22,320
Current Liabilities	71,311	77,324	66,770	39,313	21,784	14,016
Long-term Debt	25,565	24,673	25,237	6,481	2,565	-
Total Liabilities	96,876	101,997	92,017	45,794	24,349	14,016
Total Stockholders' Equity	43,126	44,563	49,521	49,943	20,512	8,304

COMPARATIVE PER SHARE DATA

The following tables set forth:

(i) the historical income from continuing operations per share, the historical book value per share and cash dividends per share of our common stock,

(ii) the historical (loss) from continuing operations per share, the historical book value per share and cash dividends per share of ConnGame,

(iii) the unaudited pro forma income per share, the unaudited pro forma book value per share and cash dividends per share of our common stock after giving effect to the acquisition of 60% of the equity interest of ConnGame as if it had occurred at the beginning of the period, and

(iv) the ConnGame unaudited pro forma equivalent income per share and unaudited pro forma book value and cash dividends per share.

The information presented in the tables has been prepared in accordance with U.S. Generally Accepted Accounting Principals and should be read in conjunction with the unaudited pro forma condensed consolidated financial information of the combined company and the notes thereto and the separate financial statements of the Company and ConnGame and the notes thereto that are attached to this information statement and incorporated by reference herein.

	Year Ended December 31, 2009	Three Months Ended March 31, 2010
CAE historical data:
Income (loss) from continuing operations per share for the period	$(0.09)	$(0.06)
Book value per share as of December 31, 2009 and March 31, 2010 (1)	$0.84	$0.79
Cash Dividends declared per share for the periods	N/A	N/A

	Year Ended December 31, 2009	Three Months Ended March 31, 2010
ConnGame historical data:
Income (loss) per share from continuing operations	N/A	N/A
Book value per share as of December 31, 2009 and March 31, 2010 (1)	N/A	N/A
Cash Dividends declared per share	N/A	N/A

	Year ended December 31, 2009	Three Months Ended March 31, 2010
Pro Forma combined data:
Income (loss) per share from continuing operations	$(0.08)	$(0.05)
Book value per share as of December 31, 2009 and March 31, 2010 (2)	$0.90	$0.88
Cash Dividends declared per share	N/A	N/A
Pro Forma combined equivalent data:
Income (loss) from per share continuing operations	$(0.08)	$(0.05)
Book value per share as of December 31, 2009 and March 31, 2010	$0.90	$0.88
Cash Dividends declared per share	N/A	N/A

(1)	The historical book value per share is computed by dividing total stockholders’ equity by the total number of shares of common stock outstanding.

(2)
The pro forma combined book value per share is computed by dividing the stockholders’ equity by the pro forma number of shares of common stock outstanding at December 31, 2009 and March 31, 2010, assuming the combination had been completed on that date, with the assumption that 25,000,000 shares of common stock will be issued for the 60% equity of ConnGame.  ConnGame is a PRC entity and therefore does not have shares outstanding and thus per share data cannot be provided.  ConnGame had a net loss of $652,282 and $959,325 for the three months ended March 31, 2010 and the year ended December 31, 2009, respectively.

UNAUDITED PRO FORMA COMBINED CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma combined consolidated financial information and notes give effect to CAE’s acquisition of ConnGame and are based on the estimates and assumptions set forth herein and in the notes.  The unaudited pro forma condensed combined financial information shows the impact of CAE’s acquisition of ConnGame on the companies’ respective historical financial positions and results of operations under the purchase method of accounting with CAE as the acquirer.  Under this method of accounting, the assets and liabilities of ConnGame will be recorded by CAE at their estimated fair values as of the date the combination is completed.  The unaudited pro forma condensed combined balance sheet as of March 31, 2010 and December 31, 2009 assumes the Acquisition was completed on such dates.  The unaudited pro forma combined condensed income statements for the three months ended March 31, 2010 and the year ended December 31, 2009 give effect to the Acquisition as if the Acquisition had been completed January 1, 2010 and January 1, 2009, respectively.

Under the terms of the Acquisition, CAE will issue 25,000,000 shares of its common to First Jet, the holder of 80% of the equity interest of ConnGame.   In exchange, CAE will receive a 60% equity interest in ConnGame.  As previously described in this Information Statement, holders of a majority of our outstanding common stock have executed a written consent approving the issuance of the Shares.  The unaudited pro forma condensed combined financial information has been derived from, and should be read in conjunction with, the historical consolidated financial statements and the related notes of both CAE and ConnGame.

The unaudited pro forma condensed combined financial information is presented for illustrative purposes only and does not indicate financial results of the combined companies had the companies actually been combined at the beginning of the period presented, and the impact of possible revenue enhancements and expenses efficiencies, among other factors, have not been considered.  In addition, as explained in more detail in the accompanying notes to the unaudited pro forma condensed combined financial information, the allocation of the purchase price reflected in the pro forma condensed combined financial information is subject to adjustment.

China Architectural Engineering, Inc. / Shanghai ConnGame Network Co. Ltd.

Unaudited Pro Forma Combined Income Statement for the Year Ended December 31, 2009

	As Reported	As Reported			Pro Forma
	CAE	ConnGame	Adjustments	AJEs	Combined
Contract revenues earned	$117,190,918	-			$117,190,918
Cost of contract revenues earned	(94,721,967)	-			(94,721,967)
Gross profit	22,468,951	-			22,468,951

Selling, general and administrative expenses	(21,092,107)	(959,598)			(22,051,705)

Non-recurring general and administrative expenses	-	-			-

Finance Expense	-	-			-

Income/(Loss) from operations	1,376,844	(959,598)			417,246

Interest income	58,425	1,735			60,160
Interest expense	(6,331,493)				(6,331,493)
Other income	176,871				176,871
Other expenses	(329,241)	(1,462)			(330,703)
Income/(Loss) before taxation	(5,048,594)	(959,325)			(6,007,919)

Income tax	(107,031)	-			(107,031)
Discontinued Operation Loss, net of tax	(1,900,794)	-			(1,900,794)
Net Earnings/(Loss)	(6,842,357)	(959,325)			(7,801,682)
Net Loss attributable to non-controlling interest	33,020		383,730	2	416,750
Net income/(loss) attributable to the Company	$(6,809,337)	(959,325)	383,730		$(7,384,932)

Basic and diluted net income/(loss) per common share	(0.13)	n/a			(0.094)
Basic and diluted dividend paid per common share	(0.13)	n/a			(0.094)
Basic weighted average common shares outstanding	53,256,874	n/a	25,000,000		78,256,874
Diluted weighted average common shares outstanding	53,256,874	n/a	25,000,000		78,256,874

See Accompanying Notes to Pro forma Financial Information

China Architectural Engineering, Inc. / Shanghai ConnGame Network Co. Ltd.
Unaudited Pro Forma Combined Balance Sheet as of December 31, 2009

	As Reported	As Reported	Pro Forma		Pro Forma
	CAE	ConnGame	Adjustments	Note	Combined

ASSETS
Current Assets
Cash and cash equivalents	$740,125	$563,397			$1,303,522
Restricted cash	3,033,819				3,033,819
Contract receivables, net	89,189,103				89,189,103
Costs and earnings in excess of billings	8,100,580				8,100,580
Job disbursements advances	2,696,794				2,696,794
Other receivables, net	30,768,067	1,463			30,769,530
Inventories	727,499				727,499
Deferred income taxes, current	113,033				113,033
Other current assets	297,838	44,179			342,017
Total current assets	135,666,858	609,039			136,275,897

Non-Current Assets
Plant and equipment, net	2,539,457	41,887			2,581,344
Intangible Assets	70,610	134,314			204,924
Goodwill	7,995,896		26,250,000	4	34,245,896
Other non-current assets	287,586	49,727			337,313
TOTAL ASSETS	146,560,407	834,967	26,250,000		173,645,374

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Short-term bank loans	9,529,880				9,529,880
Short-term loan	-	1,509,390		3	1,509,390
Accounts payable	26,614,484	242,492			26,856,976
Billings over costs and estimated earnings	6,098,666				6,098,666
Amount due to shareholder	10,080,345				10,080,345
Other payables	9,360,314	13,178			9,373,492
Income tax payable					-
Business and other taxes payable	4,923,771	28,124			4,951,895
Customers’ deposits	6,392,676				6,392,676
Other Accruals	4,324,011				4,324,011
Total current liabilities	77,324,147	1,793,184			79,117,331

Non-current liabilities
Long term bank loans	109,239				109,239
Convertible bond payable, net	24,564,161				24,564,161
TOTAL LIABILITIES	$101,997,547	$1,793,184			$103,790,731

STOCKHOLDERS’ EQUITY
Preferred Stock	-	-	-		-
Common Stock	53,257	60,334	(35,334)	4	78,257
Additional paid in capital	26,495,876		26,261,200	4	52,757,076
Statutory reserves	3,040,595		-		3,040,595
Accumulated other comprehensive income	3,868,437	(280)	112	4	3,868,269
Retained earnings	11,131,084	(1,018,271)	407,308	4	10,520,121
Total Company shareholders’ equity	44,589,249	(958,217)	26,633,286		70,264,318
Noncontrolling interests	(26,389)		(383,286)	4	(409,675)
Total shareholders’ equity	44,562,860	(958,217)	26,250,000		69,854,643
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$146,560,407	$834,967	$26,250,000		$173,645,374

See Accompanying Notes to Pro forma Financial Information

China Architectural Engineering, Inc. / Shanghai ConnGame Network Co. Ltd.
Notes to the Unaudited Pro Forma Condensed Combined Financial Information
as of and for the year ended December 31, 2009

Note 1.	Accounting Treatment of the Acquisition

The acquisition will be accounted for by us under the purchase method of accounting. Under the purchase method, the purchase price for ConnGame will be allocated to identifiable assets (including intangible assets) and liabilities of ConnGame with any excess being treated as goodwill. Since intangible assets are amortized over their useful lives, we will incur accounting charges from the acquisition. In addition, intangible assets and goodwill are both subject to periodic impairment tests and could result in potential write-down charges in future periods.

For the purpose of the pro forma financial information, the combination of the two entities (i.e. the purchaser and seller) is presented on the assumption that the combination had been completed on December 31, 2009. Based on this assumption, the purchase price has been taken as the consideration as the CAEI per share trading price at $1.05 as of December 31, 2009. Accordingly, the value of 25,000,000 shares at $1.05 per share would amount to $26,250,000.

The actual purchase price, however, will finally be determined when the closing date occurred in the near future.

Basically, the pro forma financial information included herein contains an initial estimate of this allocation. For financial reporting purposes, the results of operations of ConnGame will be included in our consolidated statement of income following the time that the acquisition is effective under applicable law. Our financial statements for prior periods will not be restated as a result of the acquisition.

Note 2.	Material U.S. Federal Income Tax Consequences to Our Stockholders

There will be no U.S. federal income tax consequences to a holder of our common stock as a result of the issuance of the shares or acquisition.

Note 3.	Short Term Loan

The loan to Shanghai ConnGame Network Co., Ltd. was extended by Mr. Tang Jun. At December 31, 2009, the loan bore zero interest and was payable on demand. The loan did not call for the Company to secure it with any pledge or collateral. Subsequent to December 31, 2009 the loan was increased, and was later partially repaid, and the outstanding balance was converted to an equity interest.

China Architectural Engineering, Inc. / Shanghai ConnGame Network Co. Ltd.
Notes to the Unaudited Pro Forma Condensed Combined Financial Information
as of and for the year ended December 31, 2009

Note 4.	Adjusting Journal Entries to Pro forma Financial Information for December 31, 2009.

AJE #	Account Name	Dr.	Cr.
1	Goodwill	26,250,000
	Common Stock		25,000
	Additional Paid in Capital		26,225,000

Narration:	To record the assumption of issuance 25,000,000 shares common stock with par value $0.001, based on $1.05 per share trading price at December 31, 2009, to acquire 60% ownership of Shanghai ConnGame

2	Non-controlling interests - Liability	383,730
	Retained Earnings		383,730

Narration:	To re-allocate 40% of ConnGame's current year operating net loss to non-controlling interest

3	Common Stock	60,334
	Additional Paid in Capital		60,334

Narration:	To reclassify ConnGame's registered capital account due to acquisition

4	Non-controlling interests - Liability	112
	Accumulated other comprehensive income		112

Narration:	To re-allocate 40% of ConnGame's accumulated other comprehensive income to non-controlling interest

5	Additional Paid in Capital	24,134
	Non-controlling interests - Liability		24,134

Narration:	To re-allocate 40% of ConnGame's APIC to non-controlling interest

6	Non-controlling interests - Liability	23,578
	Retained earnings		23,578

Narration:	To re-allocate 40% year beginning accumulated deficits to non-controlling party

Notes to AJEs
1	Issuance Cost / Goodwill = Shares 25,000,000 X $1.05 trading price = $26,250,000
2	Current year net loss $959,325 X 40% = $383,730
4	AOCI of ConnGame $280 X 40% = $112
3 & 5	APIC/Common Stock of ConnGame $60,334 X 40% = $24,134
6	ConnGame year-end retained earnings $1,018,271 X 40% = $407,308
ConnGame year 2009 beginning retained earnings belonging to non-controlling interest = $407,308 - 383,730 = $23,578

China Architectural Engineering, Inc. / Shanghai ConnGame Network Co. Ltd.

Unaudited Pro Forma Combined Income Statement for the Three Months Ended March 31, 2010

	As Reported	As Reported			Pro Forma
	CAE	ConnGame	Adjustments	Note	Combined
Contract revenues earned	$11,472,123	-			$11,472,123
Cost of contract revenues earned	(9,144,193)	-			(9,144,193)
Gross profit	2,327,930	-			2,327,930

Selling, general and administrative expenses	(4,175,480)	(661,700)			(4,837,180)

Finance Expense	(47,201)	-			(47,201)

Income/(Loss) from operations	(1,894,751)	(661,700)			(2,556,451)

Interest income	2,416	573			2,989
Interest expense	(1,626,111)	-			(1,626,111)
Other income	7,514	8,845			16,359
Other expenses	(849)	-			(849)
Income/(Loss) before taxation	(3,511,781)	(652,282)			(4,164,063)

Income tax / tax benefit	9,575	-			9,575
Net (Loss)	(3,521,356)	(652,282)			(4,173,638)
Net Loss attributable to non-controlling interest	1,471	-	268,844	2	270,315
Net (Loss) attributable to the Company	$(3,519,885)	(652,282)	268,844		$(3,903,323)

Basic and diluted net income/(loss) per common share	(0.06)	n/a			(0.049)
Basic and diluted dividend paid per common share	(0.06)	n/a			(0.049)
Basic weighted average common shares outstanding	54,729,908	n/a	25,000,000		79,729,908
Diluted weighted average common shares outstanding	54,729,908	n/a	25,000,000		79,729,908

See Accompanying Notes to Pro forma Financial Information

China Architectural Engineering, Inc. / Shanghai ConnGame Network Co. Ltd.

Unaudited Pro Forma Combined Balance Sheet as of March 31, 2010

	As Reported	As Reported	Pro Forma		Pro Forma
	CAE	ConnGame	Adjustments	Note	Combined

ASSETS
Current Assets
Cash and cash equivalents	$497,348	$344,729			$842,077
Restricted cash	2,024,080	-			2,024,080
Contract receivables, net	88,281,494	-			88,281,494
Costs and earnings in excess of billings	10,193,454	-			10,193,454
Job disbursements advances	1,957,233	330,887			2,288,120
Other receivables, net	25,821,226	3,306			25,824,532
Inventories	162,346	-			162,346
Deferred income taxes, current	112,893	-			112,893
Other current assets	497,884	45,503			543,387
Total current assets	129,547,958	724,425			130,272,383

Non-Current Assets
Plant and equipment, net	2,361,334	153,524			2,514,858
Intangible Assets	59,987	122,588			182,575
Goodwill	7,995,896	-	26,250,000	4	34,245,896
Other non-current assets	36,424	49,735			86,159
TOTAL ASSETS	140,001,599	1,050,272	26,250,000		167,301,871

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Short-term bank loans	7,856,554	-			7,856,554
Short-term loan	-	-		3	-
Accounts payable	25,873,394	284,988			26,158,382
Billings over costs and estimated earnings	5,346,341	-			5,346,341
Amount due to shareholder	3,504,156	-			3,504,156
Other payables	9,864,960	20,412			9,885,372
Business and other taxes payable	4,734,098	41,335			4,775,433
Customers’ deposits	8,097,324	46,810			8,144,134
Other Accruals	6,034,195	-			6,034,195
Total current liabilities	71,311,022	393,545			71,704,567

Non-current liabilities
Long term bank loans	89,850	-			89,850
Convertible bond payable, net	25,475,167	-			25,475,167
TOTAL LIABILITIES	$96,876,039	393,545			$97,269,584

STOCKHOLDERS’ EQUITY
Preferred Stock	-	-	-		-
Common Stock	55,157	1,462,822	25,000	4	1,542,979
Additional paid in capital	28,458,440	877,693	25,873,923	4	55,210,056
Statutory reserves	3,040,595	-	-		3,040,595
Accumulated other comprehensive income	3,986,558	7	(610)	4	3,985,955
Retained earnings	7,609,728	(1,683,795)	681,450	4	6,607,383
Total Company shareholders’ equity	43,150,478	656,727	26,579,763		70,386,968
Noncontrolling interests	(24,918)	-	(329,763)	4	(354,681)
Total shareholders’ equity	43,125,560	656,727	26,250,000		70,032,287
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$140,001,599	$1,050,272	$26,250,000		$167,301,871
See Accompanying Notes to Pro forma Financial Information

China Architectural Engineering, Inc. / Shanghai ConnGame Network Co. Ltd.
Notes to the Unaudited Pro Forma Condensed Combined Financial Information
As of and for the Three Months Ended March 31, 2010

Note 1.	Accounting Treatment of the Acquisition

The acquisition will be accounted for by us under the purchase method of accounting. Under the purchase method, the purchase price for ConnGame will be allocated to identifiable assets (including intangible assets) and liabilities of ConnGame with any excess being treated as goodwill. Since intangible assets are amortized over their useful lives, we will incur accounting charges from the acquisition. In addition, intangible assets and goodwill are both subject to periodic impairment tests and could result in potential write-down charges in future periods.

For the purpose of the pro forma financial information, the combination of the two entities (i.e. the purchaser and seller) is presented on the assumption that the combination had been completed on December 31, 2009. Based on this assumption, the purchase price has been taken as the consideration as the CAEI per share trading price at $1.05 as of December 31, 2009. Accordingly, the value of 25,000,000 shares at $1.05 per share would amount to $26,250,000.

The actual purchase price, however, will finally be determined when the closing date occurred in the near future.

Basically, the pro forma financial information included herein contains an initial estimate of this allocation. For financial reporting purposes, the results of operations of ConnGame will be included in our consolidated statement of income following the time that the acquisition is effective under applicable law. Our financial statements for prior periods will not be restated as a result of the acquisition.

Note 2.	Material U.S. Federal Income Tax Consequences to Our Stockholders

There will be no U.S. federal income tax consequences to a holder of our common stock as a result of the issuance of the shares or acquisition.

Note 3.	Short Term Loan

At December 31, 2009, there was a loan balance of $1,509,390 extended by Mr. Tang Jun to Shanghai ConnGame Network Co., Ltd. The loan bore zero interest and was payable on demand. The loan did not call for the Company to secure it with any pledge or collateral. Subsequent to December 31, 2009 the loan was increased, and was later partially repaid, and the outstanding balance was converted to an equity interest.

China Architectural Engineering, Inc. / Shanghai ConnGame Network Co. Ltd.
Notes to the Unaudited Pro Forma Condensed Combined Financial Information
As of and for the Three Months Ended March 31, 2010

Note 4.	Adjusting Journal Entries to Pro forma Financial Information for March 31, 2010.

AJE #	Account Name	Dr.	Cr.
1	Goodwill	26,250,000
	Common Stock		25,000
	Additional Paid in Capital		26,225,000

Narration:	To record the assumption of issuance 25,000,000 shares common stock with par value $0.001, based on $1.05 per share trading price at December 31, 2009, to acquire 60% ownership of Shanghai ConnGame

2	Non-controlling interests - Liability	268,844
	Retained Earnings		268,844

Narration:	To re-allocate 40% of ConnGame's current year operating net loss to non-controlling interest

3	Accumulated other comprehensive income	610
	Non-controlling interests - Liability		610

Narration:	To re-allocate 40% of ConnGame's accumulated other comprehensive income to non-controlling interest

4	Additional Paid in Capital	351,077
	Non-controlling interests - Liability		351,077

Narration:	To re-allocate 40% of ConnGame's APIC to non-controlling interest

5	Non-controlling interests - Liability	412,606
	Retained earnings		412,606

Narration:	To re-allocate 40% year beginning accumulated deficits to non-controlling party

Notes to AJEs
1	Issuance Cost / Goodwill = Shares 25,000,000 X $1.05 trading price = $26,250,000
2	Current period net loss $672,111 X 40% = $268,844
3	AOCI of ConnGame $1,526 X 40% = $610
4	APIC/Common Stock of ConnGame $877,693 X 40% = $351,077
5	ConnGame period-end retained earnings $1,703,624 X 40% = $681,450
ConnGame 2010Q1 period beginning retained earnings belonging to non-controlling interest = $681,450 – 268,844 = $412,606

Noncontrolling interests adjustment breakdown:

AJE #2	$(268,844)
AJE #3	610
AJE #4	351,077
AJE #5	(412,606)
(329,763)

CORPORATE ACTION NO. 2

AMENDMENT TO CERTIFICATE OF INCORPORATION
TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

OVERVIEW

The Board of Directors has adopted and the stockholders have approved by written consent an amendment to our Certificate of Incorporation (as amended, the “Certificate of Incorporation”) to increase the total number of authorized shares of common stock of the Company from 100,000,000 shares to 150,000,000 shares (the “Amendment”).  The increase in the number of authorized shares of our common stock will become effective upon the filing of a certificate of amendment with the Delaware Secretary of State, which filing would occur no sooner than 20 calendar days after the date this information statement has been mailed to stockholders.  A form of the amendment to the Certificate of Incorporation is attached to this Information Statement as Appendix A. No further action on the part of stockholders would be required to authorize or effect the Amendment.

THE PURPOSE OF THE AMENDMENT

The Board of Directors considers the Amendment to be in the best interests of the Company and its stockholders.  As of the Record Date, there were 55,156,874 shares of common stock outstanding.  Additionally, as of the Record Date, there were 6,414,912 shares reserved for issuance upon the conversion of our outstanding convertible bonds (at the current per share conversion prices) and 423,700 shares reserved for issuance upon the exercise of our outstanding warrants.  Assuming the issuance of the full 25,000,000 shares in connection with the Acquisition, approximately 87.1% of our authorized common shares will be either issued or reserved for issuance pursuant to the Plan and our outstanding warrants and convertible bonds.  In addition, if there is a triggering event that requires a reduction in the per share conversion price of out outstanding convertible bonds, the number of issuable shares will increase accordingly.  Therefore, after the Acquisition, our flexibility to pursue potential future transactions involving shares of our common stock, including acquisitions, equity offerings, stock dividends, and equity compensation, will be limited.  The Board of Directors believes that the availability of the additional authorized shares of common stock will allow the Company to respond quickly to such potential business opportunities as they arise.  Other than the potential issuance of the Shares in connection with the Acquisition, we do not currently have any agreements or other commitments to issue any shares of common stock.

There are no preemptive rights with respect to our common stock.

POTENTIAL EFFECTS OF THE PROPOSED AMENDMENT

The Company could use the additional shares of common stock that would become available for issuance as a result of the Amendment for potential strategic transactions including, among other things, future acquisitions, joint ventures, restructurings, and other investments.  The Company has no plans to use any of the additional shares that will become authorized for issuance for any such purposes, other than the issuance of up to 25,000,000 shares to acquire a 60% equity interest in ConnGame, as described above.

The additional shares of common stock that would become available for issuance as a result of the Amendment could be used by our management to oppose a hostile takeover attempt or delay or prevent changes of control or changes in or removal of management, including transactions that are favored by a majority of the stockholders or in which the stockholders might otherwise receive a premium for their shares over then-current market prices or benefit in some other manner.  The Board has no plans to use any of the additional shares of common stock that would become available when the Amendment is effected for any such purposes.

In addition to the anti-takeover implications from the increased number of shares that would become available for issuance as a result of the Amendment, as discussed above, we are also affected by Delaware anti-takeover laws and anti-takeover provisions in our charter documents.  Other than as discussed in this information statement, there are no provisions of our articles, bylaws, employment agreements or credit agreements have material anti-takeover consequences.

Delaware Law Anti-Takeover Law

We are subject to Section 203 of the Delaware General Corporation Law. This provision generally prohibits a Delaware corporation from engaging in any business combination with any interested stockholder for a period of three years following the date the stockholder became an interested stockholder, unless:

•	prior to such date, the Board of Directors approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder;

•
upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding for purposes of determining the number of shares outstanding those shares owned by persons who are directors and also officers and by employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

•
on or subsequent to such date, the business combination is approved by the Board of Directors and authorized at an annual meeting or special meeting of stockholders and not by written consent, by the affirmative vote of at least 66 2/3% of the outstanding voting stock that is not owned by the interested stockholder.

 Section 203 defines a business combination to include:

•	any merger or consolidation involving the corporation and the interested stockholder;
•	any sale, transfer, pledge or other disposition of 10% or more of the assets of the corporation involving the interested stockholder;
•	subject to certain exceptions, any transaction that results in the issuance or transfer by the corporation of any stock of the corporation to the interested stockholder;
•
any transaction involving the corporation that has the effect of increasing the proportionate share of the stock of any class or series of the corporation beneficially owned by the interested stockholder; or

•	the receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation.

In general, Section 203 defines an “interested stockholder” as any entity or person beneficially owning 15% or more of the outstanding voting stock of a corporation, or an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of a corporation at any time within three years prior to the time of determination of interested stockholder status; and any entity or person affiliated with or controlling or controlled by such entity or person.

Anti-Takeover Charter Provisions

Our Certificate of Incorporation and Bylaws contain provisions that could have the effect of discouraging potential acquisition proposals or tender offers or delaying or preventing a change in control of our company, including changes a stockholder might consider favorable. In particular, our Certificate of Incorporation and Bylaws, as applicable, among other things, will:

•	provide our Board of Directors with the ability to alter our Bylaws without stockholder approval;
•	provide for an advance notice procedure with regard to the nomination of candidates for election as directors and with regard to business to be brought before a meeting of stockholders; and
•	provide that vacancies on our Board of Directors may be filled by a majority of directors in office, although less than a quorum.

Such provisions may have the effect of discouraging a third-party from acquiring our company, even if doing so would be beneficial to its stockholders. These provisions are intended to enhance the likelihood of continuity and stability in the composition of our Board of Directors and in the policies formulated by them, and to discourage some types of transactions that may involve an actual or threatened change in control of our company. These provisions are designed to reduce our vulnerability to an unsolicited acquisition proposal and to discourage some tactics that may be used in proxy fights. We believe that the benefits of increased protection of our potential ability to negotiate with the proponent of an unfriendly or unsolicited proposal to acquire or restructure us outweigh the disadvantages of discouraging such proposals because, among other things, negotiation of such proposals could result in an improvement of their terms.

However, these provisions could have the effect of discouraging others from making tender offers for our shares that could result from actual or rumored takeover attempts. These provisions also may have the effect of preventing changes in our management.

OTHER EFFECTS ON OUTSTANDING SHARES

The rights and preferences of the outstanding shares of the common stock will remain the same should the Amendment occur.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except in their capacity as stockholders, none of our officers, directors or any of their respective affiliates has any interest in the Amendment.

NO APPRAISAL RIGHTS

Under the Delaware Code, stockholders are not entitled to appraisal rights with respect to the amendment to the Certificate of Incorporation to effect the increased in the number of authorized shares, and we will not independently provide stockholders with any such right.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT (POST- AND PRE-ACQUISITION)

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of common stock subject to options and warrants held by that person that are currently exercisable or become exercisable within 60 days of the Record Date are deemed outstanding even if they have not actually been exercised. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

The following table sets forth certain information with respect to beneficial ownership of the Company’s common stock as of the Record Date, based on 55,156,874 issued and outstanding shares of common stock, by:

•	Each person known to be the beneficial owner of 5% or more of the Company’s outstanding common stock;

•	Each executive officer;

•	Each director; and

•	All of the executive officers and directors as a group.

The number of shares of our common stock outstanding as of the Record Date, excludes (i) 423,700 shares of our common stock issuable upon exercise of outstanding warrants, (ii) 6,414,912 shares of our common stock issuable upon the conversion of issued and outstanding bonds, subject to adjustment, and (iii) 100,000 shares that are issuable upon the exercise of outstanding options.  Unless otherwise indicated, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite the stockholder’s name, subject to community property laws, where applicable. Unless otherwise indicated, the address of each stockholder listed in the table is c/o China Architectural Engineering, Inc., 105 Baishi Road, Jiuzhou West Avenue, Zhuhai, 519070, People’s Republic of China.

		Common Shares Beneficially Owned
		Prior to Issuance of Shares In the Acquisition			After Issuance of Shares In the Acquisition
Name of Beneficial Owner	Title	Number of Shares		Percentage of Shares	Number of Shares		Percentage of Shares (1)
Executive Officers and Directors:
Luo Ken Yi	Chief Executive Officer and Chairman of the Board (2)	24,260,287	(3)	44.0%	24,260,287		30.3%
Tang Nianzhong	Vice President, China Operations and Director	24,252,287	(3)	44.0%	24,252,287		30.3%
Ye Ning	Vice President	24,250,287	(3)	44.0%	24,250,287		30.3%
Gene Michael Bennett	Chief Financial Officer	100,000	(4)	*	100,000	(4)	*
Li Guoxing	General Manager of Design	151,000		*	151,000		*
Wang Zairong	Chief Technology Officer	10,000		*	10,000		*
Feng Shu	Research and Development Supervisor	9,000		*	9,000		*
Charles John Anderson	President, U.S. Operations and Chief Operating Officer	200,000		*	200,000		*
Zheng Jinfeng	Director	30,000		*	30,000		*
Zhao Bao Jiang	Director	30,000		*	30,000		*
Kelly Wang	Director	30,000		*	30,000		*
Miu Cheung	Director	15,000		*	15,000		*
Chia Yong Whatt	Director	6,000		*	6,000		*
Officers and Directors as a group (total of 13 persons)		25,143,287	(3)(4)(7)	45.5%	25,143,287	(3)(4)(7)	31.3%

5% Stockholders
KGE Group Limited		24,100,287	(3)	45.3%	24,100,287		30.0%
ABN AMRO Bank, N.V.		4,558,908	(5)	7.6%	4,558,908		5.4%
Li Qin Fu		5,000,000	(6)	9.1%	5,000,000		6.2%
First Jet Investments Ltd.(7)		-		-	25,000,000	(7)	31.2%

(1)	Percentages calculated based on 80,156,874 shares of common stock issued and outstanding after the issuance of the 25,000,000 Shares.

(2)	Upon the closing of the Acquisition, Mr. Luo Ken Yi will resign as Chairman of the Board of Directors, however, he will remain a member of the Board of Directors.

(3)
Includes 24,100,287 shares of common stock in our company held by KGE Group Limited, a Hong Kong corporation, of which Luo Ken Yi, Ye Ning and Tang Nianzhong are directors and may be deemed to have voting and investment control over the shares owned by KGE Group Limited. In addition, Luo Ken Yi, Ye Ning and Tang Nianzhong own approximately 70%, 10% and 10% respectively, of KGE Group Limited’s issued and outstanding shares. In addition, KGE Holding Limited owns approximately 5% of the issued and outstanding shares of KGE Group Limited, of which is owned by Luo Ken Yi and his brother. As a result, Luo Ken Yi, Ye Ning and Tang Nianzhong may be deemed to be a beneficial owner of the shares held by KGE Group Limited. Each of the foregoing persons disclaims beneficial ownership of the shares held by KGE Group Limited except to the extent of his pecuniary interest.

(4)	Includes 100,000 shares of common stock issuable upon the exercise of outstanding stock options currently exercisable.

(5)
Includes (i) 1,181,102 shares of common stock may be acquired upon conversion of the Company’s 12% Convertible Bonds Due 2011, which are currently convertible at a conversion price of $6.35 per share, subject to adjustment upon certain events, and (ii) 112,500 shares of common stock that may be acquired upon exercise of the warrants issued in connection with the 2008 Bonds. Also includes 3,265,306 shares of common stock may be acquired upon conversion of the $8 million of the Company’s Variable Rate Convertible Bonds due in 2012 based on a conversion price of $2.45 per share.  The address of the stockholder is 250 Bishopsgate, London EC2M 4AA, United Kingdom.

(6)
Consists of 5,000,000 shares that Resort Property International Limited purchased from KGE Group, Ltd. in a private transaction that closed on August 6, 2009.  The shares were purchased by Nine Dragon (Hong Kong) Co. Ltd., an entity controlled by Li Qin Fu, who also has voting and investment control over the securities owned by Resort Property International Limited. The address of the stockholder is Room 2601, No 3 Lane, 288 Huaihai West Road, Shanghai PR China, 200031.

(7)
Includes 25,000,000 shares to be issued to First Jet Investment Ltd. in connection with the Acquisition.  Mr. Jun Tang has voting and investment control over the securities owned by First Jet Investment Ltd.  According to the terms of the acquisition, Mr. Jun Tang will be appointed as Chairman of the Board upon closing of the transaction.  As a result, Mr. Jun Tang’s appointment as Chairman of the Board will result in a 25,000,000 share increase of ownership of our company’s common stock by directors and executive officers, with such group owning approximately 50,143,287, or 62.6% of the issued and outstanding common stock after consummation of the Acquisition.

INCORPORATION BY REFERENCE

The SEC allows us to “incorporate by reference” into this Information Statement certain documents we file with the SEC. This means that we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be part of this Information Statement, and later information that we file with the SEC, prior to the closing of the Transaction, will automatically update and supersede that information. We incorporate by reference the documents listed below and any documents filed by us pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Information Statement and prior to closing of the Acquisition. These include periodic reports, such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as well as information or proxy statements (except for information furnished to the SEC that is not deemed to be “filed” for purposes of the Exchange Act).

•	Our Annual Report on Form 10-K/A Amendment No. 4 for the fiscal year ended December 31, 2009 as filed with the Securities and Exchange Commission on June 2, 2010;

•	Our Quarterly Report on Form 10-Q for the three months ended March 31, 2010 as filed with the Securities and Exchange Commission on May 19, 2010; and

•	Our Current Reports on Form 8-K dated January 21, 2010, February 24, 2010, and May, 14, 2010.

Any person, including any beneficial owner, to whom this Information Statement is delivered may request copies of reports, proxy statements or other information concerning us, without charge, as described below in “Where You Can Obtain Additional Information.”

ADDITIONAL INFORMATION

We will furnish without charge to any stockholder, upon written or oral request, any documents filed by us pursuant to the Securities Exchange Act. Requests for such documents should be addressed to 105 Baishi Road, Jiuzhou West Avenue, Zhuhai 519070, People’s Republic of China.

You may read and copy any reports, statements or other information that CAE files with the SEC directly from the SEC. You may either:

•	read and copy any materials we have filed with the SEC at the SEC’s Public Reference Room maintained at 100 F Street, N.E., Washington, D.C. 20549; or

•
visit the SEC’s Internet site at http://www.sec.gov, which contains reports, proxy and information statements, and other information regarding us and other issuers that file electronically with the SEC.

You may obtain more information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.

You should rely only on the information contained (or incorporated by reference) in this Information Statement. We have not authorized anyone to provide you with information that is different from what is contained in this Information Statement. This Information Statement is dated July 19, 2010. You should not assume that the information contained in this Information Statement is accurate as of any date other than that date (or as of an earlier date if so indicated in this Information Statement).

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Luo Ken Yi
Chief Executive Officer and
Chairman of the Board of Directors

Dated: July 19, 2010
Zhuhai, China

APPENDIX A:	Form of Certificate of Amendment to Certificate of Incorporation to Effect the Increase in Authorized Shares

APPENDIX B:	Annual Report on Form 10-K/A Amendment No. 4 of China Architectural Engineering, Inc for the fiscal year ended December 31, 2009 as filed with the Securities and Exchange Commission on June 2, 2010.

APPENDIX C:	Quarterly Report on Form 10-Q of China Architectural Engineering, Inc for the three months ended March 31, 2010

APPENDIX D:	Financial Statements of Shanghai ConnGame Network Co., LTD.

APPENDIX E:	Shanghai ConnGame Network Co., Ltd. Appraisal Report of Total Shareholders’ Equity dated January 17, 2010 issued by Shanghai Xinda Assets Appraisal Co., Ltd. (translated to English).

APPENDIX F:	(1)
Amendment and Waiver Agreement dated February 24, 2010 by and among The Royal Bank of Scotland N.V., London Branch (formerly ABN AMRO Bank N.V., London Branch); CITIC Capital China Mezzanine Fund Limited; ABN AMRO Bank (China) Co., Ltd., Shenzhen Branch; Mr. Luo Ken Yi; Mr. Jun Tang; KGE Group Limited; and First Jet Investments Limited.

(2) Amendment and Waiver Agreement dated July 13, 2010 with same parties.

APPENDIX A

CERTIFICATE OF AMENDMENT
TO
CERTIFICATE OF INCORPORATION
OF
CHINA ARCHITECTURAL ENGINEERING, INC.

a Delaware corporation

China Architectural Engineering, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”),

DOES HEREBY CERTIFY:

FIRST: That Article IV of the Certificate of Incorporation of the Corporation, as amended, is hereby amended in its entirety to read as follows:

"ARTICLE IV

      Section 1. Number of Authorized Shares. The total number of shares of stock which the Corporation shall have the authority to issue shall be One Hundred Sixty Million (160,000,000) shares. The Corporation shall be authorized to issue two classes of shares of stock, designated, "Common Stock" and "Preferred Stock." The Corporation shall be authorized to issue One Hundred Fifty Million (150,000,000)  shares of Common Stock, each share to have a par value of $0.001 per share, and Ten Million (10,000,000) shares of Preferred Stock, each share to have a par value of $0.001 per share.

      Section 2. Common Stock. The Board of Directors of the Corporation may authorize the issuance of shares of Common Stock from time to time. The Corporation may reissue shares of Common Stock that are redeemed, purchased, or otherwise acquired by the Corporation unless otherwise provided by law.

      Section 3. Preferred Stock. The Board of Directors of the Corporation may by resolution authorize the issuance of shares of Preferred Stock from time to time in one or more series. The Corporation may reissue shares of Preferred Stock that are redeemed, purchased, or otherwise acquired by the Corporation unless otherwise provided by law. The Board of Directors is hereby authorized to fix or alter the designations, powers and preferences, and relative, participating, optional or other rights, if any, and qualifications, limitations or restrictions thereof, including, without limitation, dividend rights (and whether dividends are cumulative), conversion rights, if any, voting rights (including the number of votes, if any, per share, as well as the number of members, if any, of the Board of Directors or the percentage of members, if any, of the Board of Directors each class or series of Preferred Stock may be entitled to elect), rights and terms of redemption (including sinking fund provisions, if any), redemption price and liquidation preferences of any wholly unissued series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, and to increase or decrease the number of shares of any such series subsequent to the issuance of shares of such series, but not below the number of shares of such series then outstanding.

      Section 4. Dividends and Distributions. Subject to the preferences applicable to Preferred Stock outstanding at any time, the holders of shares of Common Stock shall be entitled to receive such dividends, payable in cash or otherwise, as may be declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefore.

      Section 5. Voting Rights. Each share of Common Stock shall entitle the holder thereof to one vote on all matters submitted to a vote of the stockholders of the Corporation.”

 THIRD:      The amendment set forth has been duly approved by the Board of Directors of the Corporation and by the Stockholder entitled to vote thereon.

A-1

FOURTH: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, I, the undersigned, being the Chief Executive Officer of the Corporation, for the purpose of amending the Certificate of Incorporation of the Corporation pursuant to Section 242 of the Delaware General Corporation Law, do make and file this Certificate of Amendment, hereby declaring and certifying that the facts herein stated are true and accordingly have hereunto set my hand, as of this __ day of _____________ 2010.

By:
Name:
Title:

A-2

APPENDIX B
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 10-K/A
Amendment No. 4

☒ ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

FOR THE FISCAL YEAR ENDED DECEMBER 31, 2009

OR

☐ TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

FOR THE TRANSITION PERIOD FROM _______ TO ___________

COMMISSION FILE NO. 001-33709

CHINA ARCHITECTURAL ENGINEERING, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	51-05021250
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

105 Baishi Road, Jiuzhou West Avenue, Zhuhai People’s Republic of China	519070
(Address of principal executive offices)	(Zip Code)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE:  0086-756-8538908

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of Each Class	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	NASDAQ Global Select Market

SECURITIES REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

None.

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act.
Yes ☐ No ☒

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act.
Yes ☐ No ☒

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.       Yes ☒ No ☐

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§ 232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files).
Yes ☐ No ☐

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K (§ 229.405 of this chapter) is not contained herein, and will not be contained, to the best of registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K.               ☐

Indicate by check mark whether the registrant is a large accelerated filer, accelerated filer, non-accelerated filer, or a smaller reporting company.  See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.  (Check one):

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☒	Smaller reporting company ☐
(Do not check if a smaller
reporting company)

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Act). Yes ☐ No ☒

The aggregate market value of the registrant's issued and outstanding shares of common stock held by non-affiliates of the registrant as of June 30, 2009 (based on the price at which the registrant’s common stock was last sold on such date) was approximately $43.2 million.

There were 55,156,874 shares outstanding of the registrant’s common stock, par value $0.001 per share, as of March 28, 2010.   The registrant’s common stock is listed on the Nasdaq Global Select Market under the ticker symbol “CAEI”.

DOCUMENTS INCORPORATED BY REFERENCE:   None.

EXPLANATORY NOTE

This Amendment No. 4 on Form 10-K/A (this “Amendment No. 4”) is being filed in order to (i) revise the date of the auditor report from April 30, 2010 to May 14, 2010 and (ii) to correct that date of the restatements to May 14, 2010.  The Form 10-K was originally filed on March 4, 2010 (the “Original Filing”) and it was amended by Amendment Nos. 1, 2, and 3 on the Form 10-K/A filed with the Securities and Exchange Commission (the “SEC”) on April 30, May 14, and May 27, 2010 (the “Amendments”).  Other than as indicated above, there have not been other changes to the annual report, as previously amended, but the entire filing is restated in this Amendment No. 4 for ease of reference.

As a result of this Amendment No. 4, the certifications pursuant to Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002 have been revised, re-executed and re-filed as of the date of this Amendment No. 4. Except as specifically indicated in any amendments to the Original Filing, this Amendment No. 4 continues to describe conditions as of the date of the Original Filing, and the disclosures contained herein have not been updated to reflect events, results or developments that have occurred after the Original Filing, unless indicated in the Amendments, or to modify or update those disclosures affected by subsequent events unless otherwise indicated in this annual report.  Among other things, forward-looking statements made in the Original Filing have not been revised to reflect events, results or developments that have occurred or facts that have become known to us after the date of the Original Filing, and such forward-looking statements should be read in their historical context. This Amendment No. 4 should be read in conjunction with the Company’s filings made with the SEC subsequent to the Original Filing, including any amendments to those filings.

CHINA ARCHITECTURAL ENGINEERING, INC.

TABLE OF CONTENTS TO ANNUAL REPORT ON FORM 10-K/A
For the Fiscal Year Ended December 31, 2009

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

The information contained in this report, including in the documents incorporated by reference into this report, includes some statements that are not purely historical and that are “forward-looking statements.” Such forward-looking statements include, but are not limited to, statements regarding our and their management’s expectations, hopes, beliefs, intentions or strategies regarding the future, including our financial condition and results of operations. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipates,” “believes,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “might,” “plans,” “possible,” “potential,” “predicts,” “projects,” “seeks,” “should,” “will,” “would” and similar expressions, or the negatives of such terms, may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements contained in this report are based on current expectations and beliefs concerning future developments and the potential effects on the parties and the transaction. There can be no assurance that future developments actually affecting us will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the parties’ control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including the following:

•	Our dependence on government contracts and government sponsored contracts;

•	Fluctuation and unpredictability of costs related to our products and services;

•	Changes in the laws of the PRC that affect our operations;

•	Our failure to meet or timely meet contractual performance standards and schedules;

•	Adverse capital and credit market conditions;

•	Any occurrence of epidemic diseases and other cross-region infectious diseases;

•	Reduction or reversal of our recorded revenue or profits due to “percentage of completion” method of accounting;

•	Increasing provisions for bad debt related to our accounts receivable;

•	Our dependence on the steel and aluminum markets;

•	Exposure to product liability and defect claims;

•	Our ability to obtain all necessary government certifications and/or licenses to conduct our business;

•	Expenses and costs related to our issuance of our bonds and bond warrants;

•	Our intended acquisition of an ownership interest in Shanghai ConnGame Network Co. Ltd.;

•	The cost of complying with current and future governmental regulations and the impact of any changes in the regulations on our operations; and

•
The other factors referenced in this report, including, without limitation, under the sections entitled “Risk Factors”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, and “Business”.

These risks and uncertainties, along with others, are also described below under the heading “Risk Factors.” Should one or more of these risks or uncertainties materialize, or should any of the parties’ assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

PART I

ITEM 1.  BUSINESS

Overview

We have traditionally specialized in high-end curtain wall systems (including glass, stone and metal curtain walls), roofing systems, steel construction systems, eco-energy saving building conservation systems and related products, for public works and commercial real estate projects.   We provide timely, high quality, reliable, fully integrated and cost-effective service solutions to our clients using specialized technical expertise in the design, engineering, fabrication, installation and construction of structural exterior cladding systems. We compete on the strength of our reputation, relationships with government and commercial clients, and our ability to give expression to the vision of leading architects. By focusing on innovation while outsourcing commoditized manufacturing work, we believe we are able to add artistic and technological value to projects at cost-effective price points.

Proposed Acquisition of 60% Equity Interest in ConnGame

In December 2009, we and First Jet entered into a letter of intent for the Acquisition (“Letter of Intent”) that set forth the principal terms under which we would issue up to 25,000,000 shares of our common stock to First Jet to acquire 60% of the equity interest of Shanghai ConnGame Network Co. Ltd., a company formed under the laws of the People’s Republic of China (“ConnGame”), which is a developer and publisher of MMORPG (Massively Multiplayer Online Role Playing Game). In January 2010, our board of directors and stockholders approved our acquisition of a 60% equity interest in ConnGame.

We believe that our proposed acquisition of ConnGame will expand our core capabilities and facilitate our planned transformation into a high-end architectural design consultant and service provider, as we intend to leverage ConnGame’s design engines and virtual applications to broaden our service capabilities and scope of architectural collaborations. We intend to utilize ConnGame's technology and online platform to provide technical consulting and advisory services to architects, real estate developers and governments. We believe our acquisition of ConnGame will enable us to strengthen our core architectural engineering and design abilities. We believe that our planned focus on design and construction will reduce our exposure to unpredictable operational risks that relate to construction projects, in addition to providing us with the tools to strengthen our ability to complete projects within budget limitations. We also believe that the acquisition of ConnGame and its technologies will enable us to better evaluate estimated profitable of construction projects before we enter into contracts. We believe that our technology profile will be strengthened, particularly with ConnGame’s virtual and online and graphic technologies, and that the technology and capabilities will permit us to render more animated, detailed, and interactive designs that could assist us in attaining highly desirable projects from our bidding competitors.

We believe that our acquisition would also enable us to enter China's large online game market, with ConnGame’s two to-be-released MMORPG games. We believe that the online game industry and its related business model will be a growing market in China.

If and when the acquisition of the 60% interest of ConnGame is completed, we will seek to divide our business services into the following:

•	Construction and fabrication—We intend conduct our construction and fabrication services within China.

•
Construction consulting and design services—We believe that we will be able to utilize the technical skills and expertise of ConnGame to provide unique consulting services for the design and fabrication projects globally, with such services to include real-time and interactive capabilities.

•	Online Games—ConnGame has targeted to launch its first game in mid-2010 and its second game in late 2010, subject to final testing.

•
Network Gaming and Home Decoration—We intend to develop a platform to provide services on home decoration through an interactive style, develop online games to provide to architects, other professionals, and individual consumers the ability to design and interact with other users.

Completion of the proposed acquisition is subject to negotiation and execution of a definitive equity transfer agreement, regulatory approvals, and other customary closing conditions. Therefore, there can be no guarantee that the acquisition will be consummated.

For additional information regarding our planned operations after the proposed acquisition, please see “Item 7—Management’s Discussion and Analysis of Financial Condition and Results of Operations—Proposed Acquisition of 60% Equity Interest in ConnGame.”

International and Domestic (China) Construction Market

Historically, the relative growth of the Chinese economy had assisted in the growth of China’s construction industry, especially in the commercial and public works sectors. As architectural designs for these buildings have become more complex, challenging and modern in scope, there has been an increased need for technology driven companies providing high-end specialty curtain wall systems. In addition, governmental agencies and international regulators are becoming more environmentally conscious in the enactment of regulations governing new construction. Awareness of fuel costs and environmental concerns have resulted in regulation designed to ensure that new commercial and public works buildings have a low environmental impact. Technologies such as solar lighting, advanced shading systems and circulating sea water systems are constantly improving the ability of structures to interact with the environment by taking advantage of natural conditions, thus meeting the dual goals of reducing energy costs and lessening environmental impact.

In 2009, as China’s economy has also been negatively impacted by the global economic crisis, investments in the construction sector have been significantly reduced and, as a consequence, China’s construction industry has become a challenging environment in which to operate. The government of the People's Republic of China adopted an economic stimulus package designed to limit the amount of damage that the global financial crisis could do to China’s economy, the third largest economy in the world. The PRC government indicated that the stimulus funds were to be invested in key areas such as housing, rural infrastructure, transportation, health and education, environment, industry, disaster rebuilding, income-building, tax cuts, and finance. We expect that we may be able to benefit from the stimulus plans over the next few years. Preliminary government spending plans indicate that there may be an opportunity for the use of our products, especially on the infrastructure related projects such as large scale railway stations and airport terminals, and public facilities, such as libraries, museums, exhibition halls, stadiums, planetariums and science centers.

The recent trends in the global economy have had a significant adverse impact on the commercial construction industry as a whole. As a result, the competitive environment in which we operate has become more competitive, increasing the number of re-bid construction projects and amount of time between bidding and award of a project, reducing selling prices, and causing competitors to modify the scope and type of projects on which they bid. In 2008 we increased the number of international construction projects, but in 2009 the spread of the global recession and reduction in the nature and scope of international construction projects has led us to primarily focus our attention on domestic projects in China. Dubai, Doha, Kuwait and other middle east region have been suffered a great impact markedly under the global financial crisis. Our projects suffered a certain degree of impact as well. However, we conducted our Dubai and Doha Projects construction under the original schedule, and executed the design for Kuwait project. After the completion of “soft-open” of Dubai Metro Rail Project in September 2009, the contractor called bonds and refused to sign and pay for the project payments, which have resulted in a cash flow difficulties for our company. We dispute the contractor’s rights to call the bonds and seeking remedies for its actions. In addition, after a thorough review and analysis of the feasibility and profitability of the Singapore Project, we determined that it was in the best interests of our company to withdraw from the project.

We do not believe that the international economy will experience a swift recovery in the near future and therefore its negative impact on construction industry still exists and will exist in the near future. As a result, we suspended the orders of the construction of international projects, and shifted the focus of our business to design and professional consulting services. We have taken steps to continue our development and research of new technologies and to maintain our company’s position in the industry. To develop projects and generate revenue, we have sought to join new projects in the position of design and project consultant and the role of material supplier.

Although we believe that a global market opportunity still exists for our services and products despite the difficult environment, we believe that it would be more advantageous to our business to take advantage of our low design and production cost in China. We believe that the Chinese market has faired much better than most of the international markets. With the strength of our reputation and history of notable projects in China, we are focusing our resources and efforts in our domestic market. We believe that we have long-standing relationships with leading Chinese and international architects, having completed high profile projects in China, including the National Grand Theater in Beijing, the Shanghai South Railway Station, the Shenzhen International Airport, the National Palace Museum in Beijing, the Wuhan Qintai Grand Theatre and Wuhan International Horse Racing Course. During the year 2009, we commenced certain landmark projects in China, which consisted of the Changsha Train Station, Changsha Museum, Guangzhou Science Town, and projects in Jinan and Inner Mongolia. These projects are expected to be completed in 2010. We plan to continue to meet the needs of government and private sector customers in the larger cities.

Products and Services

We specialize in high-end curtain wall systems (including glass, stone and metal curtain walls), roofing systems, steel construction systems, eco-energy saving building conservation systems and related products, for public works and commercial real estate projects. We provide timely, high quality, reliable, fully integrated and cost-effective service solutions to our clients using specialized technical expertise in the design, engineering, fabrication, installation and construction of structural exterior cladding systems. We design and develop systems to offer custom-designed solutions for developers of commercial and public works projects with special architectural features. In terms of project management, we conduct overall project planning and control over key areas of activities such as design and engineering, procurement, production scheduling, quality control and site installation.

Concept and Project Management

Initially, we work with the architect to develop, clarify and enhance the overall creative vision for the project. In the design of a curtain wall system, architects are freely able to choose different structure systems to meet the requirements of various architectural models. All contracts awarded are assigned a project number, which was designed to track each component and man-hour associated with the project through the entire construction process. All project drawings, specifications and completion schedules on a project are reviewed by our senior management team, and all projects are assigned to one or more project managers, who assume primary responsibility for all aspects of the project. Reporting to the project manager are construction supervisors, safety and administration staff, quality control staff and project engineering staff. Each of these project team members coordinates with internal functional departments and outside suppliers as appropriate. Often a project manager assigned to a given project will have significant experience in similar projects. A project manager generally will be responsible for a number of projects in various stages of completion at any given time, depending on the scope, complexity, and geographic location of such projects. Each project is divided into critical sequences that follow the anticipated curtain wall construction path. Each sequence follows a timeline, the status of which is continually monitored. Project managers coordinate and manage design changes or other changes in scheduled completion deadlines in an effort to minimize overall project delays.

We hope that the proposed acquisition of ConnGame will enable us to leverage ConnGame’s design engines and virtual applications to broaden our service capabilities and scope of architectural collaborations. We intend to utilize ConnGame's technology and online platform to provide technical consulting and advisory services to architects, real estate developers and governments.

Design

Specific technical parameters of the concept are established as new design elements are created and combined with existing technologies. During the design phase, our engineers and technicians review preliminary and completed designs and make recommendations regarding types of connections, possible savings on fabrication techniques, and methods of installation. Operating state-of-the art computer-aided design (CAD) stations, these individuals provide customized design solutions in the form of structural calculations, drawings, fabrication and installation details, together with technical advice and consultancy on specifications, feasibility studies and material procurement. At the implementation stage of the project, detailed fabrications/shop-drawings are produced, discussed and agreed with the project architect/manager. These form the blueprint for project execution and scheduling. Every order is scheduled for production through CAD and computer-aided manufacturing (CAM) systems with progress tracked at each stage of the project process. Quality control and assurance programs are a combination of our specifications with quality inspectors working at all production stages.

Engineering

We maintain significant in-house structural engineering and detailing capabilities that enable us to implement and coordinate with our shop and field personnel original project specifications and changes to building and structural designs sought by our clients. These resources help influence critical determinations as to the most cost-effective systems, designs, connections, and installation procedures for a particular project. Our engineers work on-site with suppliers to machine our patented curtain wall elements and to procure the appropriate raw materials. Our detailers prepare detail shop drawings of the dimensions, positions, locations, and connections, and the fabrication and installation sequences, of each component utilized in a project, and continually update these drawings to accommodate design and other changes. Our automated detailing systems produce updated detail drawings electronically, which can be delivered to our domestic and foreign field locations. Detailers coordinate directly with customers and our suppliers and installation teams to determine and plan the order of fabrication and installation of a project and associated personnel and equipment requirements.

Fabrication

Although we are responsible for hiring suppliers and manufacturers, we subcontract the manufacture of parts made from glass, metal and other materials used in our exterior cladding systems. Once parts have been manufactured by subcontracted factories, we will occasionally process them further. This processing usually entails procedures such as adding metal frames to or drilling holes in glass panes, or cutting and bending steel rods into customized shapes. All of our products are fabricated in accordance with applicable industry and specific customer standards and specifications.

Installation

We have 38 full-time project managers/supervisors and approximately 500 part-time on-site workers who are engaged on our projects. Our installation teams consist of highly trained, skilled and experienced field operatives with established lines of communication between the work site, the technical design department and the factory, ensuring that clients are provided with optimum and cost-effective practical solutions. Site installation is managed through our trained project management staff, and each project has a dedicated project team. On site there are a number of our supervisors who are each responsible for a different section of the curtain wall project. The installation process typically consists of pre-assembly of metal and glass component parts at the project site, the lifting of components by crane to the appropriate location at the site and the final assembly of major components. The installation team coordinates its site delivery program with the main contract schedule to meet completion deadlines.

Customer Service

Our quality control and assurance department is comprised of trained technicians who are responsible for the quality assurance, including quality control of in-process fabrication and site installation by a detailed inspection as well as continued maintenance after project completion. We have adopted important safety policies that are administered and enforced by our senior management and provide training on safety procedures and techniques to our shop and field personnel.

Product Attributes

Our exterior cladding systems products are highly engineered specialty wall systems consisting primarily of a series of glass panels set in metal frames, stone panels, or metal panels, as well as roofing systems and related products. A curtain wall is fixed to the commercial building by mechanical connection, either in a primarily inoperable mode or adjustable with special settings with spring or press systems. Glass panels are connected to the metal support system by metal clamps and fixing bolts. The support system of fixing bolts could be a steel, aluminum and or glass structure, with glass flank or spidery tension rod or cable.

We offer a variety of support systems:

•	Glass Fin Support System. The facial glass mixing with the glass fin provides facade with maximum transparence, which eliminates the differential expansion among glass metal structures.

•
Metal Structure Support System. This system utilizes both steel post and steel truss of aluminum post in a metal structure. One of our most popular support systems, its flexibility can fully meet the criteria of demanding modern architecture. At the same time, the combination of transparent glass and steady metal structure completely realizes a harmony between beauty and force, elegance and strength.

•
Spidery Tension Rod/Cable Support System. This system utilizes a stainless steel tension rod connector for connecting the tension rod or the tension cable to the steel structure in order to form a stable spidery structure for glass curtain wall supporting. A response to the challenge of modern architecture, architects are able to create a smooth and transparent facade.

We use a variety of clamping devices to integrate the glass frame to the support system. Metal “spider” clamps are cast from stainless or high-strength carbonic steel in and provide the features of high strength, simple installment and easy maintenance. Our metal clamps integrate the facial glass with the structure, enhancing the hardness of an entity. Transferable cabling structure makes the curtain wall stretch higher, meeting designers’ requirements for the larger size of vertical space. The combination of steel and glass embodies the feature of stability, lightness and transparency, expressing the majesty and originality of a building.

Our fixing bolts are made of stainless steel and are used for holding the glass glazing. These specifically designed bolts transfer the wind loads, deflection stress and the weight of glass itself to the metal support system, which helps reduce the strain on the glass and ensure structural integrity. These bolts are offered in both countersink and flat head. Countersink head fixing bolts they provide a smooth surface when fit flush in the outward surfaces of the glass. They are typically utilized in single and double glazed glass structures. The cylindrical head of our flat head fixing bolts protrude from the surface of glass, which provides more strength against wind force and shear force and can use to fix laminated and insolated glass.

We offer a variety of glass panels allowing a diverse selection of styles to meet the architectural demands of our clients:

•
Insulating Glass. Increases a window’s thermal performance and sound insulation; constructed with two or more pieces of glass separated by a desiccant-filled spacer and sealed with an organic sealant. The desiccant absorbs the insulating glass unit’s internal moisture.

•	Laminated Glass. Consists of two or more pieces of glass fused with a vinyl or urethane interlayer and is used primarily for skylight, security and hurricane-resistant application.

•
Energy- Efficient Coated Glass. Provides solar control, both minimizing heat gain and controlling thermal transfer, by adding coatings to glass. In addition, coatings add color and varying levels of reflectively.

•	Spandrel Glass. The use of full coverage paint on insulated glass or polyester opacifier film backing on high performance coated glass for the non-vision areas of the building.

Projects

General

Our work is performed under cost-plus-fee contracts and fixed-price contracts. The length of our contracts varies but typically has duration of one to two years.

Approximately 95% of our sales are from fixed price contracts. Our remaining sales are from cost-plus-fee contracts. Under fixed-price contracts, we receive a fixed price. Approximately 70% of contracts are modified after they begin, usually to accommodate requests from clients to increase project size and scope. In cases where fixed-price contracts are modified, the fixed price is renegotiated and adjusted upwards accordingly. A disadvantage of fixed-price contracts is that we realize a profit only if we control our costs and prevent cost over-runs on the contracts, which can oftentimes be out of our control, such as cost of materials. An advantage of these contracts is that we can adjust the material and technology that we use in the project, as long as we satisfy the requirements of our customer, and there is a potential to benefit from lower costs of materials.

Under cost-plus-fee contracts, which may be subject to contract ceiling amounts, we are reimbursed for allowable costs and fees, which may be fixed or performance-based. If our costs exceed the contract ceiling or are not allowable under the provisions of the contract or any applicable regulations, we may not be reimbursed for all our costs. An advantage of cost-plus-fee contracts is that the cost of materials generally has no effect on our profit, since we are reimbursed for costs. A disadvantage is that the profit resulting from any cost savings on the materials goes to the contractor and not us.

During 2009, we completed approximately 37 projects. Our three largest projects are Dubai Metro Red Line, Guangdong Science City Headquarter Phase I, and Doha High Rise Office Tower, which accounted for approximately 43.2%, 9.2 % and 7.0% of our sales, respectively, for the year ended December 31, 2009. For the year ended December 31, 2009, approximately 24% of our sales came from new construction projects starting in 2009 and for the year ended December 31, 2008, approximately 58% of our sales came from new construction projects starting in 2008.

Nine Dragon Project

In May 2009, we entered into a Framework Agreement to undertake several large scale constructions of projects at the Zhejiang Nine Dragon Holiday Resort in China. Pursuant to the terms of the Framework Agreement, the projects are to include the construction of a marine park, playland, movie city and hotel. In July 2009, we entered into a Letter of Intent of Land Transfer with the affiliates of Shanghai Nine Dragon, and we agreed to sell 17 million shares of our common stock to affiliates of Nine Dragon, with the related proceeds being used as the working capital for the construction of Nine Dragon Project. However, the affiliates attempted to renegotiate the use of proceeds to instead be used for the purchase the apartments of Nine Dragon. Such request was rejected by our board of directors and majority of the stockholders, and as a result, the transaction was not completed. We actively maintain communication with Shanghai Nine Dragon, endeavoring to obtain the design and construction work contracts of the project.

Sales and Marketing

Sales

Sales managers lead our sales and marketing efforts through our domestic headquarters in Zhuhai, China, and our main regional sales offices in Beijing, Shanghai, Guangzhou, Shenzhen, and Wuhan. We deal with overseas operational issues through our subsidiaries in Hong Kong and USA, and establish local project departments only when the project possesses substantial feasibility. We employ full-time project estimators and chief estimators. Our sales representatives attempt to maintain relationships with governments, developers, general contractors, architects, engineers, and other potential sources of business to determine potential new projects under consideration. Our sales efforts are further supported by our executive officers and engineering personnel, who have substantial experience in the design, engineering, fabrication, and installation of high-end specialty curtain walls.

We primarily compete for new project opportunities through our relationships and interaction with our active and prospective customer base, which we believe provides us with valuable current market information and sales opportunities. In addition, we are often contacted by governmental agencies in connection with public construction projects, and by large private-sector project owners and general contractors and engineering firms in connection with new building projects both in China and other countries, often at the recommendation of architects and engineers we have worked with in the past.

Upon selection of projects to bid or price, our estimating division reviews and prepares projected costs of shop, field, detail drawing preparation, raw materials, and other costs. On bid projects, a formal bid is prepared detailing the specific services and materials we plans to provide, payment terms and project completion timelines. Upon acceptance, our bid proposal is finalized in a definitive contract. We experience an average accounts settlement period ranging from three months to as high as one year from the time we provide services to the time we receive payment from our customers. In contrast, we typically need to place certain deposit with our suppliers on a portion of the purchase price in advance and for some suppliers we must maintain a deposit for future orders. We are typically paid by the contractor the entire amount due to us for our services and products once the entire project is completed, which could be significantly after we complete the curtain wall portion of the project. China’s policy requires the contractor to pay 85% of our total contract value to us before the project is completed, and the remainder may be paid when the contractor completes the entire project. In addition, current national policy in China dictates that for government projects sub-contractors will be paid directly from the government budget offices, not through general contractors and/or developers. Because our payment cycle is considerably shorter than our receivable cycle, we may experience working capital shortages. We have used bank loans, cash provided by operations and other financings to fund our operations.

Marketing

Management believes that we have developed a reputation for innovative technology and quality in the specialty high-end curtain wall industry. Marketing efforts are geared towards advancing us as a brand of choice for building the world’s most modern and challenging projects. Our marketing plan has historically focused on print advertising, participation in tradeshows, exhibitions, lecture and technology briefings to architects and property owners. To better showcase our diverse products to potential customers, we regularly exhibit at leading trade shows and exhibitions. Our dynamic, state-of-the-art trade show exhibits are developed internally to showcase our latest product offerings.

Production

Supplier Selection

We procure high quality glass panes, metal support beams, and other curtain wall components from a number of regional and international suppliers, depending on the requirements of the contract. Once the suppliers are chosen, our engineers work with them to configure their production processes to manufacture anything from a standard glass pane to a patented fixing bolt or connector. All manufacturing is monitored and approved by our quality control and engineering departments.

Component Processing and Delivery

Once the curtain wall components are produced, they are either shipped directly to the site or sent to one of our facilities for further processing. Such processing typically involves drilling holes in glass panes, affixing metal frame pieces to glass panes, and cutting steel rods and bending them into customized shapes. The project manager and project engineer jointly approve all factory purchases.

Quality Control

Our manufacturing production facilities are designed and maintained with a view towards conforming to good practice standards. To comply with the strict requirements of our customer base, we have implemented a quality assurance plan setting forth our quality assurance procedures. Our quality control department is responsible for maintaining quality standards throughout the production process. Quality control executes the following functions:

•	setting internal controls and regulations for semi-finished and finished products;

•	implementing sampling systems and sample files;

•	maintaining quality of equipment and instruments;

•	auditing production records to ensure delivery of quality products;

•	articulating the responsibilities of quality control staff; and

•	on-site evaluation of supplier quality control systems.

We have received the following certifications in recognition of our production and quality assurance program:

•	ISO 9001 - International Quality System Certification, valid from April 9, 2008 to April 8, 2011;

•	ISO 14001 - International Environmental System Certification, valid from April 9, 2008 to April 8, 2011; and

•	ISO 18001 - International Safety System Certification, valid from April 16, 2008 to April 15, 2011.

Research and Development

Companies such as us are under pressure from customers to respond more quickly with new designs and product innovations to support rapidly changing consumer tastes and regulatory requirements. We believe that the engineering and technical expertise of our management and key personnel, together with our emphasis on continuing research and development in support of our high-end curtain wall technologies, allows us to efficiently and timely identify and bring new, innovative products to market for our customers using the latest technologies, materials and processes. We believe that continued research and development activities are critical to maintaining our offering of technologically-advanced products to serve a broader array of our customers.

For example, in an effort to add value and create new markets, we are working to develop high performance systems that reduce the need for air conditioning in the summer and heat in the winter. Our products under development are designed to both reduce the direct light and heat coming into the building and, through the use of photovoltaic cells, to harness the energy collected from the sun and further reduce external energy costs by generating power for use in other areas of the building. Other features are designed to add a level of programmed intelligence, automatically adjusting louvers/blinds and other façade controls to achieve predetermined levels for user comfort. These efforts are made to meet the demand for self-sustaining buildings and clean, renewable power in response to climbing energy prices and declining energy reserves.

Our research and development strategy relies primarily on internal innovation and development, supplemented with collaboration with academic and research institutions. For example, in 2001, we were appointed by the Chinese Ministry of Construction to lead the committee tasked with establishing national standards for the fixing bolt glass curtain wall technology industry. Luo Ken Yi, our Chief Executive Officer was the Editor-in-Chief for the new standard code. Also, in recognition of our contributions to the curtain wall industry, Luo Ken Yi and two other of our engineers were appointed to senior posts at the Architectural Glass and Metal Structure Institute of Qinghua University in Beijing, one of the most prestigious research institutions in China, which we helped to create in 1999. We were able to incorporate many of the academic research results by the Institute into our projects, including the National Grand Theater in Beijing and the Hangzhou Grand Theater, both completed in 2007.

As of December 31, 2009, we employed 108 designers and engineers.  We currently own 79 patents, of which 51 are approved, and 28 pending approval. Of the 51 approved, 48 are in China and 3 are in other countries.

We expended $2,926, $711,318 and $111,129 on research and development activities for each of the years ended December 31, 2009, 2008 and 2007, respectively. These amounts exclude design and construction of customized molds used to manufacture the pieces used for a particular project, as well as sample and testing costs.

Backlog

As of December 31, 2009, our total backlog of orders considered to be firm was approximately $39 million, compared with $176 and $106 million at December 31, 2008 and 2007, respectively. Of our 2009 amounts, 92 % of the backlog, or $36 million, is expected to generate revenues in fiscal 2010, compared to 66% of our 2008 backlog ($117 million) realized in fiscal 2009; 80% of our 2007 backlog ($85 million) realized in fiscal 2008 and 100% of our 2006 backlog ($10 million) realized in fiscal 2007. The decrease in backlog is primarily due to the absence of new international projects taken by the company. Our backlog as at December 31, 2009 consisted entirely of projects within our home market of China.

We define backlog as the total anticipated revenue from projects already begun and upcoming projects for which contracts have been signed or awarded and pending signing.  We view backlog as an important statistic in evaluating the level of sales activity and short-term sales trends in our business. However, as backlog is only one indicator, and is not an effective indicator of the ultimate profitability of our sales, we do not believe that backlog should be used as the sole indicator of our future earnings.  There can be no assurance that the backlog at any point in time will translate into net revenue in any subsequent period.

Competition

The markets that we serve are highly competitive, price and lead-time sensitive and are impacted by changes in the commercial construction industry, including unforeseen delays in project timing and workflow. In addition, competition in the markets of the building industry is intense. It is based primarily on:

•	quality;

•	service;

•	delivery;

•	ability to provide added value in the design and engineering of buildings;

•	price;

•	speed of construction in buildings and components; and

•	personal relationships with customers.

We compete with several large integrated glass manufacturers, numerous specialty, architectural glass and window fabricators, and major contractors and subcontractors. We also compete with a number of other manufacturers of engineered building systems ranging from small local firms to large national firms. Many of our competitors have greater financial or other resources than we do. In addition, we and other manufacturers of engineered high-end curtain walls compete with alternative methods of building construction. If these alternative building methods compete successfully against us, such competition could adversely affect us.

Government Regulation

Construction industry

China’s construction industry is heavily regulated by the national government. On November 1, 1997, the National Government of the PRC published the Construction Law of the PRC, Presidential Order No. 91, which is the basic construction law of China. This law outlines the basic requirements and rules for all construction activity in China. Underneath the National Government, the Ministry of Construction also writes laws. On March 14, 2001, the Ministry of Construction published Rule No. 87, which puts forth licensing requirements for all construction companies operating in China. The Ministry of Construction also writes specific standards for all different types of construction. The three standards from the Ministry of Construction which are most relevant to our business are: (i) the Curtain Wall Engineering and Design Licensing Standard, and (ii) the Light-Duty Steel Building Structure Engineering and Design Licensing Standard, and (iii) the Automated Building Control System Standard. These standards stipulate the basic requirements for construction companies in China in such areas as registered capital, tangible assets, liability insurance, employee regulations and engineering certifications. The standards also have graded levels of qualification. We have first class certification for the Curtain Wall Standard and Second Class Certification for the Light Steel Structure Standard. In addition, provincial and municipal governments may also enact regulations through their own construction bureaus.

Business license

Any company that conducts business in the PRC must have a business license that covers a particular type of work. Our business license covers our present business, which is to design, fabricate and install curtain wall systems (including glass, stone and metal curtain walls), roofing systems, steel construction systems, eco-energy saving building conservation systems and provision of related products, for public works and commercial real estate projects.  Prior to expanding our business beyond that of our business license, we are required to apply and receive approval from the PRC government.

Employment laws

We are required to contribute a portion of our employees’ total salaries to the Chinese government’s social insurance funds, including medical insurance, unemployment insurance and job injuries insurance, and a housing assistance fund, in accordance with relevant regulations. We are required to contribute to government social security, medical insurance, unemployment insurance, disability insurance and so on for our employees based in Hong Kong, Australia and the United States.  Changes in Chinese labor laws that became effective January 1, 2008 that results in an increase of labor costs and impose restrictions on our relationship with our employees. There can be no assurance that the labor laws will not change further or that their interpretation and implementation will vary, which may have a negative effect upon our business and results of operations.

Patent protection in China

The PRC’s intellectual property protection regime is consistent with those of other modern industrialized countries. The PRC has domestic laws for the protection of rights in copyrights, patents, trademarks and trade secrets.

The PRC is also a signatory to most of the world’s major intellectual property conventions, including:

•	Convention establishing the World Intellectual Property Organization (WIPO Convention) (June 4, 1980);

•	Paris Convention for the Protection of Industrial Property (March 19, 1985);

•	Patent Cooperation Treaty (January 1, 1994); and

•	The Agreement on Trade-Related Aspects of Intellectual Property Rights (TRIPs) (November 11, 2001).

Patents in the PRC are governed by the China Patent Law and its Implementing Regulations, each of which went into effect in 1985. Amended versions of the China Patent Law and its Implementing Regulations came into effect in 2001 and 2003, respectively.

The PRC is signatory to the Paris Convention for the Protection of Industrial Property, in accordance with which any person who has duly filed an application for a patent in one signatory country shall enjoy, for the purposes of filing in the other countries, a right of priority during the period fixed in the convention.

The Patent Law covers three kinds of patents—patents for inventions, utility models and designs. The Chinese patent system adopts the principle of first to file; therefore, where more than one person files a patent application for the same invention, a patent can only be granted to the person who first filed the application. Consistent with international practice, the PRC only allows the patenting of inventions or utility models that possess the characteristics of novelty, inventiveness and practical applicability. For a design to be patentable, it cannot be identical with or similar to any design which, before the date of filing, has been publicly disclosed in publications in the country or abroad or has been publicly used in the country, and should not be in conflict with any prior right of another.

PRC law provides that anyone wishing to exploit the patent of another must conclude a written licensing contract with the patent holder and pay the patent holder a fee. One broad exception to this rule, however, is that, where a party possesses the means to exploit a patent but cannot obtain a license from the patent holder on reasonable terms and in reasonable period of time, the PRC State Intellectual Property Office, or SIPO, is authorized to grant a compulsory license. A compulsory license can also be granted where a national emergency or any extraordinary state of affairs occurs or where the public interest so requires. SIPO, however, has not granted any compulsory license to date. The patent holder may appeal such decision within three months from receiving notification by filing a suit in a people’s court.

PRC law defines patent infringement as the exploitation of a patent without the authorization of the patent holder. Patent holders who believe their patent is being infringed may file a civil suit or file a complaint with a PRC local Intellectual Property Administrative Authority, which may order the infringer to stop the infringing acts. Preliminary injunction may be issued by the People’s Court upon the patentee’s or the interested parties’ request before instituting any legal proceedings or during the proceedings. Damages in the case of patent infringement is calculated as either the loss suffered by the patent holder arising from the infringement or the benefit gained by the infringer from the infringement. If it is difficult to ascertain damages in this manner, damages may be reasonably determined in an amount ranging from one to more times of the license fee under a contractual license. The infringing party may be also fined by Administration of Patent Management in an amount of up to three times the unlawful income earned by such infringing party.

Foreign currency exchange

Under the PRC foreign currency exchange regulations applicable to us, the Renminbi is convertible for current account items, including the distribution of dividends, interest payments, trade and service-related foreign exchange transactions. Conversion of Renminbi for capital account items, such as direct investment, loan, security investment and repatriation of investment, however, is still subject to the approval of the PRC State Administration of Foreign Exchange, or SAFE. Foreign-invested enterprises may only buy, sell and/or remit foreign currencies at those banks authorized to conduct foreign exchange business after providing valid commercial documents and, in the case of capital account item transactions, obtaining approval from the SAFE. Capital investments by foreign-invested enterprises outside of China are also subject to limitations, which include approvals by the Ministry of Commerce, the SAFE and the State Reform and Development Commission.  We currently do not hedge our exposure to fluctuations in currency exchange rates.

Dividend distributions

Under applicable PRC regulations, foreign-invested enterprises in China may pay dividends only out of their accumulated profits, if any, determined in accordance with PRC accounting standards and regulations. In addition, a foreign-invested enterprise in China are required to set aside at least 10.0% of their after-tax profit based on PRC accounting standards each year to its general reserves until the accumulative amount of such reserves reach 50.0% of its registered capital. These reserves are not distributable as cash dividends. The board of directors of a foreign-invested enterprise has the discretion to allocate a portion of its after-tax profits to staff welfare and bonus funds, which may not be distributed to equity owners except in the event of liquidation

Employees

As of December 31, 2009, we had 298 full-time employees.  We now have a small number of employees in Doha (Qatar), Dubai (the United Arab Emirates), the United States and Australia.  Approximately 36% of our employees are designers and engineers, 10% are project managers/supervisors and the remaining employees are supply chain and administrative staff. We believe that our relationship with our employees is good.

Available Information

The Company maintains a website at www.caebuilding.com.  This corporate website provides free access to the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and, if applicable, amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as soon as reasonably practicable after electronic filing such material with, or furnishing it to, the Securities and Exchange Commission.

ITEM 1A. RISK FACTORS

Any investment in our securities involves a high degree of risk. Investors should carefully consider the risks described below and all of the information contained in this report before deciding whether to purchase our securities. Our business, financial condition or results of operations could be materially adversely affected by these risks if any of them actually occur. The trading price of our common stock could decline due to any of these risks, and an investor may lose all or part of his investment. Some of these factors have affected our financial condition and operating results in the past or are currently affecting our company. This report also contains forward-looking statements that involve risks and uncertainties. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of certain factors, including the risks we face as described below and elsewhere in this report. With respect to this discussion, the terms, “we,” “us,” or “our” refer to China Architectural Engineering, Inc., and all of our subsidiaries.

RISKS RELATED TO OUR OPERATIONS

If we are unable to accurately estimate and control our contract costs and timelines, then we may incur losses on our contracts, which may result in decreases in our operating margins and in a significant reduction or elimination of our profits.

If we do not control our contract costs, we may be unable to maintain positive operating margins or experience operating losses. Approximately 95% of our sales are from fixed-price contracts. The remaining 5% of our sales are from cost-plus-fee contracts. Under fixed-price contracts, we receive a fixed price. Consequently, we realize a profit on fixed-price contracts only if we control our costs and prevent cost over-runs on the contracts. Approximately 70% of contracts are modified after they begin, usually to accommodate requests from clients to increase project size and scope. In cases where fixed-price contracts are modified, the fixed price is renegotiated and adjusted upwards accordingly. Under cost-plus-fee contracts, which may be subject to contract ceiling amounts, we are reimbursed for allowable costs and fees, which may be fixed or performance-based. If our costs exceed the contract ceiling or are not allowable under the provisions of the contract or any applicable regulations, we may not be reimbursed for all our costs. Under each type of contract, if we are unable to estimate and control costs and/or project timelines, we may incur losses on our contracts, which may result in decreases in our operating margins and in a significant reduction or elimination of our profits.

Due to global recession, its negative effect on the construction industry, and other reasons, we do not intend to engage in any international projects in 2010, which accounted for a majority of our revenues in 2009.  We have shifted our focus to projects located in mainland China and our contract revenues and net income will be materially reduced if we are not able to secure sufficient projects in China.

For fiscal 2009, 2008 and 2007, revenue from sales of our products and services internationally (for our purposes, outside of China) represented approximately 57%, 44.6% and 4.9%, respectively, of our total revenue.  As a result of our recent restructure and reorganization to turn back to local instead of oversea market due to the recent change in international economic environments, our Shenzhen office was down sized and moved out from the leasehold multi-floor office building to a smaller leased place at minimal operations in September 2009. The set up of the Shenzhen office was originally for the support of the overseas operations which we have decided to discontinue. As a result, the current improvement works to the leasehold multi-floor office building were stopped and was written off in the third quarter of 2009, a loss of $1.9 million.  In addition, a substantial percentage of our revenue has been derived from international projects in the past few years, and with the loss of such sources of revenue going forward, our results of operations will suffer if we are unable to secure a sufficient amount of projects in mainland China to offset the void in revenue that we have received from international projects in the past, which could negatively affect our stock price.

We depend on a small number of customers for the vast majority of our sales. A reduction in business from any of these customers could cause a significant decline in our sales and profitability.

The vast majority of our sales are generated from a small number of customers. For the year ended December 31, 2009, we had three customers that each accounted for at least 7.0% of the revenues that we generated, with one customer accounting for 43.2% of our revenue. These three customers accounted for a total of approximately 59.4% of our revenue for that period. We expect that we will continue to depend upon a small number of customers for a significant majority of our sales for the foreseeable future.  A reduction in business from any of these customers could cause a significant decline in our sales and profitability.

A substantial portion of our assets has been comprised of construction contract receivables representing amounts owed by a small number of customers. If any of these customers fails to timely pay us amounts owed, we could suffer a significant decline in cash flow and liquidity which, in turn, could cause us to be unable to pay our liabilities and purchase an adequate amount of inventory to sustain or expand our sales volume.

Our construction contract receivables represented approximately 65.7% and 68.8% of our total current assets as of December 31, 2009 and 2008, respectively. As of December 31, 2009, our largest customer represented over 43.9% of the total amount of our construction contract receivables. As a result of the substantial amount and concentration of our construction contract receivables, if any of our major customers fails to timely pay us amounts owed, we could suffer a significant decline in cash flow and liquidity which could adversely affect our ability to borrow funds to pay our liabilities and to purchase inventory to sustain or expand our current sales volume.

The growth of aging receivables and a deterioration in the collectability of these accounts could adversely affect our results of operations.

We provide for bad debts principally based upon the aging of accounts receivable, in addition to collectability of specific customer accounts, our history of bad debts, and the general condition of the industry.  We recorded a general provision for doubtful accounts amounting to approximately $5.2 million in 2008 and $1.4 million in 2009, which management believes is commensurate to cover the associated credit risk in the portfolio of our construction contract related receivables.  As of December 31, 2009 our provision for doubtful accounts was $6.6 million, which was 6.9% of our construction contract related receivables of $95.8 million. We believed it was appropriate to increase the reserve for doubtful accounts primarily due to an increase in the aging of our accounts receivable, the growth of the outstanding balance of receivables as of December 31, 2009, and the general decline in the domestic and global economy.  Due to the difficulty in assessing future trends, we could be required to further increase our provisions for doubtful accounts.  As our accounts receivable age and become uncollectible our cash flow and results of operations are negatively impacted.

Our use of the “percentage-of-completion” method of accounting could result in reduction or reversal of previously recorded revenues and profits.

A substantial portion of our revenues and profits are measured and recognized using the “percentage-of-completion” method of accounting, which is discussed further in Note 2, “Summary of Significant Accounting Policies” to our “Financial Statements.” Our use of this method results in recognition of revenues and profits ratably over the life of a contract, based generally on the proportion of costs incurred to date to total costs expected to be incurred for the entire project. The effect of revisions to revenues and estimated costs is recorded when the amounts are known or can be reasonably estimated.  There are uncertainties inherent in the estimating process, and estimate revisions may occur.  Such revisions could occur in any period and their effects could be material.  As is customary in the construction industry, we intend to conduct interim reviews on a rolling basis, and it may be determined during these reviews that actual costs on a project or projects vary materially from estimates, including reductions or reversals of previously recorded revenues and profits.  Our results of operations for current and past periods may be negatively affected by revisions to estimates and reductions or reversals of previously recorded revenues and profits, which could harm the value of our securities.

Our dispute with the master contractor on the Dubai Metro Rail Project may result in costly and time-consuming litigation that could require significant time and attention of management and a reversal of recognized revenue in accordance with the “percentage of completion” method of accounting, either of which may have a material adverse effect on our financial position and results of operations.

Techwell, our wholly owned subsidiary, was removed by the master contractor of the Dubai Metro Rail Project, which was the primary focus of Techwell, and such master contractor also called for and received payment of $2.1 million in performance bonds and $7.3 million in advance payment bonds that were issued on Techwell's behalf for the project. The calling of the advance payment bonds was based on the master contractor's belief that it had paid in excess of the construction work performed.  We and certain of our subsidiaries are guarantor of the bonds that were paid by the banks, and we are liable under the guarantee agreements for such amounts paid by the banks.  Although we do not believe that the master contractor had a proper basis for calling the bonds, there can be no assurance can be given that the dispute will be resolved in our favor.  With less than 5% of its contract remaining to be completed, we had generated approximately $105.4 million in total revenue since construction began in 2008 ($54.8 million in 2008 and $50.6 million in 2009), and depending on the evolving status of the dispute, we may be required to reverse revenue that we have recognized in previously periods under the “percentage of completion” accounting method, which would have a material adverse effect on our results of operations.

Our failure to adequately recover on claims brought by us against project contractors, such as the contractor of the Dubai Metro Rail Project, for additional contract costs could have a negative impact on our liquidity and profitability.

We have brought claims against project contractors for additional costs exceeding the contract price or for amounts not included in the original contract price.  These types of claims occur due to matters such as contractor- or owner-caused delays or changes from the initial project scope, both of which may result in additional cost.  Often, these claims can be the subject of lengthy arbitration or litigation proceedings, and it is difficult to accurately predict when these claims will be fully resolved.  For example, we are currently in a dispute with the contractor of the Dubai Metro Rail Project for amounts that we believe are owed to us but with which the project owner disagrees, including additional contract costs.  At dispute is approximately $42.1 million.  When these types of events occur and unresolved claims are pending, we have used working capital in projects to cover cost overruns pending the resolution of the relevant claims.  A failure to promptly recover on these types of claims, if at all, could have a negative impact on our liquidity and profitability.

In 2009, the contractor of the Dubai Metro Rail Project called bonds that were established on our behalf, and our ability to maintain adequate bonding capacity is necessary for us to successfully bid on and win contracts.

In line with industry practice, we are often required to provide performance or payment bonds to clients under contracts. These bonds indemnify the customer should we fail to perform our obligations under the contract. If a bond is required for a particular project and we are unable to obtain an appropriate bond, we cannot pursue that project. In 2009, the contractor of Dubai Metro Rail Project called for and received payment of $2.1 million in performance bonds and $7.3 million in advance payment bonds that were issued on our behalf for the project. Such action had a negative effect on our bonding capacity. We have experienced a decrease in the trading price of our common stock, and as a result, the value of the stock price has lead to insufficient collateral value of bonds and credits. We believe that we still have bonding capacity but, as is typically the case, the issuance of a bond is at the surety’s sole discretion. Moreover, due to events that affect the insurance and bonding markets generally, bonding may be more difficult to obtain in the future or may only be available at significantly higher costs. There can be no assurance that our bonding capacity will continue to be available to us on reasonable terms. Our inability to obtain adequate bonding and, as a result, to bid on new contracts could have a material adverse effect on our business, financial condition, results of operations and cash flows.

If we fail to timely complete, miss a required performance standard or otherwise fail to adequately perform on a project, then we may incur a loss on that project, which may affect our overall profitability.

We may commit to a client that we will complete a project by a scheduled date. We may also commit that a project, when completed, will achieve specified performance standards. If the project is not completed by the scheduled date or subsequently fails to meet required performance standards, we may either incur significant additional costs or be held responsible for the costs incurred by the client to rectify damages due to late completion or failure to achieve the required performance standards. The uncertainty of the timing of a project can present difficulties in planning the amount of personnel needed for the project. If the project is delayed or canceled, we may bear the cost of an underutilized workforce that was dedicated to fulfilling the project. In addition, performance of projects can be affected by a number of factors beyond our control, including unavoidable delays from weather conditions, unavailability of vendor materials, changes in the project scope of services requested by clients or labor disruptions. In some cases, should we fail to meet required performance standards, we may also be subject to agreed-upon financial damages, which are determined by the contract. To the extent that these events occur, the total costs of the project could exceed our estimates and we could experience reduced profits or, in some cases, incur a loss on that project, which may affect our overall profitability.

We have failed to make the required interest payment under our $28 million convertible bonds.  The bondholders may declare a default under the Bonds and require us to pay the Bonds.  We have entered into a waiver with the bondholders, but if we are unable to meet the terms and condition of the waiver agreement, which could result in bankruptcy or otherwise impair our ability to maintain sufficient liquidity to continue our operations.

On February 24, 2010, we and the holders of our Bonds and the 2008 Bond Warrants entered into an Amendment and Waiver Agreement (the “Waiver”).  Pursuant to Waiver, which has a three month term, the bondholders and warrantholder agreed to waive their right to a reduction in the conversion price of the Bonds and exercise price of the 2008 Bond Warrants due to our proposed issuance of up to 25,000,000 shares of common stock to First Jet Investment Limited to acquire an equity interest in ConnGame at a price per share less than the current conversion prices of the Bonds and exercise price of the 2008 Bond Warrants.  Pursuant to the Waiver, we agreed to pay the bondholders the interest in arrears owed on the Bonds as of March 31, 2010 in two equal payments on March 31, 2010 and May 31, 2010 of approximately $1.26 million each and to pay 100% of the interest payments on the Bonds that becomes due in April 2010 to be paid on April 15, 2010 of approximately $1.32 million, for aggregate payments of approximately $3.84 million.  We also agreed to repay the principal and all accrued interest that we owe to ABN AMRO Bank (China) Co., Ltd., Shenzhen Branch (the “Overdraft Lender”) under an Overdraft Facility letter in three equal separate installments. The total amount owed to the Overdraft Lender is equal to approximately $4.91 million. The first installment is due no later than March 31, 2010, the second installment is due on April 30, 2010 and the third installment is due on May 31, 2010.

We further agreed that we will not repay or prepay any debt prior to its currently scheduled due date until we make all of the payments specified in the Waiver and the Bonds have been redeemed in full and that any new indebtedness incurred by us for the purpose of repaying the overdraft facility shall (i) not exceed the outstanding amount due and payable under the overdraft facility and (ii) be subordinated to all amount owed under the Bonds.

If we fail to make any of the payments specified in the Waiver or fail to uphold any obligation in the Waiver, then the waiver will be null and void and the bondholders are declare a default and call the bonds for payment.  If we are required to redeem all or a portion of the Bonds, we may be required to seek third party financing to do so, and there can be no assurances that we will be able to secure financing in a timely manner and on favorable terms, which would have a material adverse effect on our results of operation, financial position, and cash flows and liquidity, and could result in bankruptcy.

Mandatory redemption of the Bonds could have a material adverse effect on our liquidity and cash resources.

If we are required to redeem all or any portion of the $8 million and $20 million outstanding Bonds, this may have a material adverse effect on our liquidity and cash resources, and may impair our ability to continue to operate. In addition, at any time after April 12, 2010, each holder of the 2007 Bonds can require us to redeem the 2007 Bonds at 126.51% of the principal amount of the 2007 Bonds and we are required to redeem any outstanding 2007 Bonds at 150.87% of its principal amount on April 4, 2012.  Also, on April 15 and October 15 of each year on or after April 15, 2010, the holders of the 2008 Bonds may require us to redeem the 2008 Bonds at 116.61% of their principal amount.  We are required to redeem any outstanding 2008 Bonds at 116.61% of its principal amount on April 15, 2011.  If a triggering event occurs and we are requested by the holders to repurchase all or a portion of the 2007 or 2008 Bonds, we will be required to pay cash to redeem all or a portion of the Bonds.

Pursuant to the Waiver, upon our timely payment of all of the required payments under the Waiver, the bondholders have agreed to commence negotiations in good faith with us to waive their rights under the trust deed governing the 2007 Bonds to require us to redeem the 2007 Bonds at 126.51% of the principal amount, plus all accrued but unpaid interest, at any time after April 12, 2010, and their rights under the trust deed governing the 2008 Bonds to require us to redeem the 2008 Bonds at 116.61% of the principal amount of the Bonds redeemed, plus all accrued but unpaid interest, on any Interest Payment Date on or after April 15, 2010.  However, we cannot assure you that we will be able to reach an agreement with the bondholders for their waiver of such rights.  If we are required to repurchase all or a portion of the Bonds and do not have sufficient cash to make the repurchase, we may be required to obtain third party financing to do so, and there can be no assurances that we will be able to secure financing in a timely manner and on favorable terms, which could have a material adverse effect on our financial performance, results of operations and stock price.

There are restrictive covenants in the trust deeds governing our outstanding Bonds and the Waiver relating to our ability to incur future indebtedness.

Each of the trust deeds governing the 2007 and 2008 Bonds does not limit our ability to incur indebtedness, except that as long as any of such Bonds remains outstanding, we agreed not to create any encumbrance upon our present or future assets or revenues to secure any indebtedness or to secure any guarantee of or indemnity in respect of any such indebtedness unless our obligations under the Bonds are secured by the same encumbrance or have the benefit from a guarantee or indemnity in substantially identical terms. The trust deeds do not contain any financial or operating covenants or restrictions on the payment of dividends, incurrence of indebtedness (other than as stated above), transactions with affiliates, incurrence of liens, or the issuance or repurchase of securities by us or any of our subsidiaries.

Pursuant to the Waiver, we agreed that we will not repay or prepay any debt prior to its currently scheduled due date until we make all of the payments required by the Waiver and the Bonds have been redeemed in full.  Additionally, we agreed that any new indebtedness incurred by us for the purpose of repaying the amounts owed to the Overdraft Lender under the overdraft facility letter (i) will not exceed the amounts due under the facility and (ii) will be subordinated to all amounts owed under the Bonds.  Therefore, after we make all of the required payments pursuant to the Waiver, we may incur additional debt, including secured indebtedness or indebtedness by, or other obligations of, our subsidiaries to which the Bonds would be structurally subordinate. A higher level of indebtedness increases the risk that we may default on our indebtedness. We cannot assure you that we will be able to generate sufficient cash flow to pay the interest on our indebtedness or that future working capital, borrowings or equity financing will be available to pay or refinance such indebtedness.

We issued convertible bonds that include features that will have the effect of reducing our reported operating results during the term of the bonds.

We issued $10,000,000 Variable Rate Convertible Bonds due in 2012 in April 2007 (the “2007 Bonds”) and $20,000,000 12% Convertible Bonds due in 2011 in April 2008 (the “2008 Bonds,” and collectively with the 2007 Bonds, the “Bonds”). At of December 31, 2009, $2 million of the 2007 Bonds have been converted.  The terms of 2007 Bonds and 2008 Bonds include conversion features allowing the holders to convert the Bonds into shares of our common stock. Certain of those conversion features that allow for the reduction in conversion price upon the occurrence of stated events constitute a “beneficial conversion feature” for accounting purposes.  The accounting treatment related to the beneficial conversion and mandatory redemption features of the 2007 and 2008 Bonds and the value of the warrants to purchase 300,000 shares of our common stock expiring 2013 issued in connection with the 2008 Bonds (the “2008 Bond Warrants”) will have an adverse impact on our results of operations for the term of the Bonds. The application of Generally Accepted Accounting Principles required us to allocate $2,171,429 to the beneficial conversion feature of the 2007 Bonds, and $2,183,085 and $1,413,503 to the 2007 Bonds Warrants and 2008 Bond Warrants, respectively, which have been reflected in our financial statements as an interest discount. Also, we have determined that the total redemption premium associated with the mandatory redemption feature of the 2007 and 2008 Bonds is $4,138,418 and ($702,579), respectively. All of the aforementioned amounts associated with the beneficial conversion and mandatory redemption feature of the bonds and the value of the bond warrants are being amortized as additional interest expense over the term of the bonds. This accounting will result in an increase in interest expense in all reporting periods during the term of the bonds, and, as a result, reduce our net income accordingly.

Because we depend on governmental agencies for a significant portion of our revenue, our inability to win or renew government contracts could harm our operations and significantly reduce or eliminate our profits.

Revenues from Chinese government contracts represented approximately 35.2% and 24.4% of our revenues for the years ended December 31, 2009 and 2008, respectively. Our inability to win or renew Chinese government contracts could harm our operations and significantly reduce or eliminate our profits. Chinese government contracts are typically awarded through a regulated procurement process. Some Chinese government contracts are awarded to multiple competitors, causing increases in overall competition and pricing pressure. The competition and pricing pressure, in turn may require us to make sustained post-award efforts to reduce costs in order to realize revenues under these contracts. If we are not successful in reducing the amount of costs we anticipate, our profitability on these contracts will be negatively impacted.

Adverse capital and credit market conditions, in addition to the negative effects of our rapid growth, may significantly affect our ability to meet liquidity needs, access to capital and cost of capital.

The capital and credit markets have been experiencing extreme volatility and disruption in recent months, including, among other things, extreme volatility in securities prices, severely diminished liquidity and credit availability, ratings downgrades of certain investments and declining valuations of others. Governments have taken unprecedented actions intended to address extreme market conditions that have included severely restricted credit and declines in real estate values. In some cases, the markets have exerted downward pressure on availability of liquidity and credit capacity for certain issuers. While currently these conditions have not impaired our ability to utilize our current credit facilities and finance our operations, there can be no assurance that there will not be a further deterioration in financial markets and confidence in major economies such that our ability to access credit markets and finance our operations might be impaired. Without sufficient liquidity, we may be forced to curtail our operations. Adverse market conditions may limit our ability to replace, in a timely manner, maturing liabilities and access the capital necessary to operate and grow our business. As such, we may be forced to delay raising capital or bear an unattractive cost of capital which could decrease our profitability and significantly reduce our financial flexibility. Demand for our services is cyclical and vulnerable to economic downturns.   The current tightening of credit in financial markets could adversely affect the ability of our customers to obtain financing for purchases of our services and could result in a decrease in or cancellation of orders for our services. We are unable to predict the duration and severity of the current disruption in financial markets and the global adverse economic conditions and the effect such events might have on our business. Our results of operations, financial condition, cash flows and capital position could be materially adversely affected by disruptions in the financial markets.

In addition, our ability to meet liquidity needs and access capital has been detrimentally affected by our failure to timely control the speed and magnitude of the company’s expansion after the listing of our common stock on a US national exchange in 2007.  In addition, the delayed payment by customers caused insufficient cash flows, the difficulty of payments caused the delayed payment of bond interests and bank loans, and breaching the contracts.  Rapid growth has caused the internal management and control unable to maintain proper development during and after the expansion such that operation costs dramatically increased.  In response, we have increased our cost-cutting efforts in the first half of 2009.  Nevertheless, the large amount of preliminary spending and substantial costs due to the downsizing have caused the depletion of our capital to the point that it may no longer be able to continue or support regular operations.

The global economic conditions caused by the decline in the worldwide economy and constraints in the credit market has caused, and may continue to cause, clients to delay, curtail or cancel proposed and existing projects, thus decreasing the overall demand for our services and weakening our financial results.

Our clients and potential clients have been impacted by the global economic conditions caused by the decline in the overall economy and constraints in the credit market.  As a result, some clients have delayed, curtailed or cancelled proposed and existing projects and may continue to do so, thus decreasing the overall demand for our services and adversely impacting our results of operations.  Since 2008, we have conducted a substantial work for the development and undertaking of the international projects, and contributed a large amount of labor, materials and financial resources. As a result, we rapidly obtained numerous high value and high profit projects, and the team and management system were built up at the same time.  However, after the global financial crisis worsened, these projects failed to progress smoothly.  Some national projects were stopped and some unconstructed projects were shut down or the progress of them were slowed down, such as Hong Kong Polytechnic University Project, Nine Dragon Marine Park and Studios Projects, Abu Dhabi Project and the U.S 371 Project.  In addition, progress of other projects were delayed and the receipt of payments for those projects were slowed down, such as Guangzhou Opera House Project, Kuwait Project, Singapore Conservatory Complex, and the At Gardens By the Bay Project.  We have taken a number of measures to prevent the deterioration of the situation, but the results were minimal, and a significant portion of our preliminary spending did not result in revenues for our company.

The current economic volatility has also made it very difficult for us to predict the short-term and long-term impacts on our business and made it more difficult to forecast our business and financial trends.  In addition, our clients may find it more difficult to raise capital in the future due to substantial limitations on the availability of credit and other uncertainties in the federal, municipal and corporate credit markets.  Also, our clients may find it increasingly difficult to timely pay invoices for our services, which would impact our future cash flows and liquidity.  Any inability to timely collect our invoices may lead to an increase in our accounts receivable and potentially to increased write-offs of uncollectible invoices.  The economic downturn, tightened credit markets and the decline in commodity prices have resulted in reductions in spending capital for the development of new production facilities, adversely affecting our revenues.  Also, ongoing credit constraints in the market could limit our ability to access credit markets in the future and, therefore, impact our liquidity.

Demand for our services is cyclical and vulnerable to economic downturns and reductions in government and private industry spending.  If the global economy remains weak or client spending declines further, then our revenues, profits and our financial condition may continue to deteriorate.

In fiscal 2009, we experienced a substantial decline in our revenues compared to fiscal 2008 and a decrease in project awards.  If the economy remains weak or client spending declines further, then our revenues, backlog, net income and overall financial condition may continue to deteriorate.  In light of current macroeconomic conditions, we are projecting declines in revenues in our power and industrial and commercial market sectors for 2009.  Demand for our services is cyclical and vulnerable to economic downturns and reductions in government and private industry spending, which may result in delaying, curtailing or canceling proposed and existing projects by clients.

If our goodwill resulting from our 2007 acquisition of Techwell becomes impaired, then our financial condition and profits may be reduced.

A decline in our stock price and market capitalization, such as our stock price decline in 2009, could result in an impairment of a material amount of our goodwill, which is fully attributable to our subsidiary Techwell, which could reduce our earnings.  Goodwill may be impaired if the estimated fair value of one or more of our reporting units’ goodwill is less than the carrying value of the unit’s goodwill.  In 2007, we acquired Techwell Engineering, and its accordingly recorded goodwill assets in the amount of approximately $8.0 million, which represents a significant portion of our assets.  We perform an analysis on our goodwill balances to test for impairment on an annual basis and whenever events occur that indicate an impairment could exist.  There are several instances that may cause us to further test our goodwill for impairment between the annual testing periods including:  (i) continued deterioration of market and economic conditions that may adversely impact our ability to meet our projected results; (ii) declines in our stock price caused by continued volatility in the financial markets that may result in increases in our weighted-average cost of capital or other inputs to our goodwill assessment; (iii) the occurrence of events that may reduce the fair value of a reporting unit below its carrying amount, such as the sale of a significant portion of one or more of our reporting units.

Our impairment review did not indicate an impairment of the goodwill, however while this review indicated that the estimated fair value exceeded the carrying value of goodwill, it is reasonably possible that changes in the numerous variables associated with the judgments, assumptions and estimates we made in assessing the fair value of our goodwill, could cause the respective value of this or other reporting units to become impaired.  If our goodwill is impaired, we would be required to record a non-cash charge that could have a material adverse effect on our condensed consolidated financial statements.

Our future revenues depend on our ability to consistently bid and win new contracts and renew existing contracts and, therefore, our failure to effectively obtain future contracts could adversely affect our profitability.

Our future revenues and overall results of operations require us to successfully bid on new contracts and renew existing contracts. Contract proposals and negotiations are complex and frequently involve a lengthy bidding and selection process, which is affected by a number of factors, such as market conditions, financing arrangements and required governmental approvals. If negative market conditions arise, or if we fail to secure adequate financial arrangements or the required governmental approval, we may not be able to pursue particular projects, which could adversely affect our profitability.

Our results could be adversely impacted by product quality and performance.

We manufacture or install products based on specific requirements of each of our customers. We believe that future orders of our products or services will depend on our ability to maintain the performance, reliability and quality standards required by our customers. If our products or services have performance, reliability or quality problems, we may experience delays in the collection of accounts receivables, higher manufacturing or installation costs, additional warranty and service expense, and reduced, cancelled or discontinued orders. Additionally, performance, reliability or quality claims from our customers, with or without merit, could result in costly and time-consuming litigation that could require significant time and attention of management and involve significant monetary damages.

Continued price volatility and supply constraints in the steel and aluminum markets could prevent us from meeting delivery schedules to our customers or reduce our profit margins.

We buy semi-finished products made of aluminum, steel and glass, and, to a degree, our business is dependent on the prices and supply of steel and aluminum, which, along with glass, are the principal raw materials used in our products. The steel and aluminum industries are highly cyclical in nature, and steel and aluminum prices have been volatile in recent years and may remain volatile in the future. Our purchases of aluminum ranged from approximately $5.49 to $7.86 per pound and $3.48 to $6.65 per pound during the years ended December 31, 2009 and 2008, respectively, fluctuations of approximately 30% and 91% respectively. The price we paid for steel also fluctuated. For the year ended December 31, 2009, prices for seamless steel tubes ranged from approximately $658 to $731 per ton (a difference of approximately 10%), prices for angled steel ranged from approximately $556 to $614 per ton (a difference of approximately 10%), and prices for steel plates ranged from approximately $527 to $629 per ton (a difference of approximately 17%).

Steel and aluminum prices are influenced by numerous factors beyond our control, including general economic conditions, competition, labor costs, production costs, import duties and other trade restrictions. In the past, there have been unusually rapid and significant increases in steel and aluminum prices and severe shortages in the steel and aluminum industries due in part to increased demand from China’s expanding economy and high energy prices. We do not have any long-term contracts for the purchase of steel and aluminum and normally do not maintain inventories of steel and aluminum in excess of our current production requirements. We can give you no assurance that steel and aluminum will remain available or that prices will not continue to be volatile. If the available supply of steel and aluminum declines, we could experience price increases that we are not able to pass on to our customers, a deterioration of service from our suppliers or interruptions or delays that may cause us not to meet delivery schedules to our customers. Any of these problems could adversely affect our results of operations and financial condition.

Our business is characterized by long periods for collection from our customers and short periods for payment to our suppliers, the combination of which may cause us to have liquidity problems.

We experience an average accounts settlement period ranging from two months to as high as one year from the time we provide services to the time we receive payment from our customers for domestic contracts.  For our overseas projects, we typically experience an account settlement period according to the contracts.  In most international contracts, the account settlement period is approximately two months.   In contrast, we typically need to place certain deposits with our suppliers on a portion of the purchase price in advance and for some suppliers we must maintain a deposit for future orders. We are typically paid by the contractor the entire amount due to us for our services and products once the entire project is completed, which could be significantly after we complete the curtain wall portion of the project. China’s policy requires the contractor to pay 85% of our total contract value to us before the project is completed, and the remainder may be paid when the contractor completes the entire project. Because our payment cycle is considerably shorter than our receivable cycle, we may experience working capital shortages. Working capital management, including prompt and diligent billing and collection, is an important factor in our results of operations and liquidity. We cannot assure you that system problems, industry trends or other issues will not extend our collection period, adversely impact our working capital.

The industries in which we operate are highly competitive.

The markets we serve are very competitive, price and lead-time sensitive and are impacted by changes in the commercial construction industry, including unforeseen delays in project timing and work flow. In addition, competition in the markets of the building industry and in the metal coil coating industry is intense. It is based primarily on:

•	quality;

•	service;

•	delivery;

•	ability to provide added value in the design and engineering of buildings;

•	price;

•	speed of construction in buildings and components; and

•	personal relationships with customers.

We compete with several large integrated glass manufacturers, numerous specialty, architectural glass and window fabricators, and major contractors and subcontractors. We also compete with a number of other manufacturers of engineered building systems ranging from small local firms to large national firms. In addition, we and other manufacturers of engineered high-end curtain walls compete with alternative methods of building construction. If these alternative building methods compete successfully against us, such competition could adversely affect us. Demand for our services is cyclical and vulnerable to economic downturns. If the economy weakens, then our revenues, profits and our financial condition may deteriorate. Many of our competitors have greater financial or other resources than we do.

We are currently a defendant in a lawsuit in Hong Kong regarding our acquisition of Techwell Engineering Limited (“Techwell”) in November 2007, pursuant to which the sellers have alleged that,  inter alia , (i) we misrepresented to them the financial status of our company and operations during the course the negotiations of the acquisition; and (ii) we failed to perform our obligations under a settlement agreement alleged to have been agreed to by us in January 2009.  We believe this lawsuit to have limited merit and we shall vigorously defend such lawsuit. If however we are unsuccessful in defending the lawsuit, we may be required to pay damages and we may potentially lose our ownership of Techwell.

Pursuant to a Stock Purchase Agreement dated November 7, 2007, the previous shareholders of Techwell, Mr. Ng, Chi Sum and Miss Yam, Mei Ling Maria agreed to sell 100% of the shares in Techwell to us for approximately $11.7 million in cash and shares of common stock of our company. Subsequent to the acquisition, Mr. Ng and Miss Yam were employed by Techwell.  Techwell generated revenue that accounted for approximately 38% and 47% of our total revenue for the years ended December 31, 2008 and 2009.

On January 14, 2009, the board of directors of Techwell passed a board resolution, to dismiss both Mr. Ng and Miss Yam with immediate effect and remove Mr. Ng from the board of Techwell (the “Resolution”).   On January 16, 2009, Mr. Ng and Miss Yam filed a lawsuit in the High Court of Hong Kong against us and our subsidiary, Full Art International Limited.  The lawsuit alleges that, inter alia, (i) we misrepresented to them the financial status of our company and operations during the course the negotiations of the acquisition of Techwell; (ii) we failed to perform our obligations under a settlement agreement alleged to have been agreed to by us in January 2009; and (iii) the dismissal of Mr. Ng was unlawful and invalid.

On January 23, 2009 an ex-parte injunction order was granted to Mr. Ng, restraining us from implementing the Resolution, which was eventually dismissed with immediate effect on February 25, 2009 after a court session in the High Court of Hong Kong. Mr. Ng was also ordered to bear the costs of the various court proceedings in connection with the injunction order. On March 27, 2009, Mr. Ng and Miss Yam filed a summons in the High Court of Hong Kong seeking a court order for leave to join the Company’s principal shareholder, KGE Group Limited, as a defendant in the lawsuit, which was granted on April 9, 2009.  As a result, KGE Group Limited became one of the defendants of the lawsuit. On May 12, 2009, the Company filed a Defense and Counterclaim at the High Court of Hong Kong in response to a Statement of Claim served by Mr. Ng and Miss Yam on the Company on April 7, 2009.

We intend to vigorously defend this pending lawsuit; however, no assurance can be given that the lawsuit will be resolved in our favor.  Even if we successfully defend the lawsuit, we may incur substantial costs defending or settling the lawsuit, in addition to a possible diversion of the time and attention of our management from our business.  If we are unsuccessful in defending the lawsuit, we may be required to pay a significant amount of damages and/or we may potentially lose ownership of Techwell, which will have a material adverse effect on our business, financial condition or results of operations.   In the event we lose ownership of Techwell, we will lose the approximately $17.3 million of profit contribution since the acquisition of Techwell.

If we acquire or invest in other businesses or other assets, we may be unable to integrate them with our business, our financial performance may be impaired or we may not realize the anticipated financial and strategic goals for such transactions.

If appropriate opportunities present themselves, we may acquire or make investments in businesses and other assets that we believe are strategic. We may not be able to identify, negotiate or finance any future acquisition or investment successfully. Even if we do succeed in acquiring or investing in a business or other asset, such acquisitions and investments involve a number of risks, including:

•	retaining key employees and maintaining the key business and customer relationships of the businesses we acquire;

•	cultural challenges associated with integrating employees from an acquired company or business into our organization;

•
the possibility that the combined company would not achieve the expected benefits, including any anticipated operating and product synergies, of the acquisition as quickly as anticipated or that the costs of, or operational difficulties arising from, an acquisition would be greater than anticipated;

•
significant acquisition-related accounting adjustments or charges, particularly relating to an acquired company's deferred revenue, that may cause reported revenue and profits of the combined company to be lower than the sum of their stand-alone revenue and profits;

•
the need to integrate an acquired company's accounting, management information, human resource and other administrative systems to permit effective management and timely reporting, and the need to implement or remediate controls, procedures and policies appropriate for a public company in an acquired company that, prior to the acquisition, lacked these controls, procedures and policies; and

•
litigation or other claims in connection with, or inheritance of claims or litigation risks as a result of, an acquisition, including claims from terminated employees, customers or other third parties.

Future acquisitions and investments could also involve the issuance of our equity and equity-linked securities (potentially diluting our existing stockholders), the incurrence of debt, contingent liabilities or amortization expenses, write-offs of goodwill, intangibles, or acquired in-process technology, or other increased cash and non-cash expenses such as stock-based compensation. Any of the foregoing factors could harm our financial condition or prevent us from achieving improvements in our financial condition and operating performance that could have otherwise been achieved by us on a stand-alone basis. Our stockholders may not have the opportunity to review, vote on or evaluate future acquisitions or investments.

Our business activities have required our employees to travel to and work in high security risk countries, which could result in employee death or injury, repatriation costs or other unforeseen costs.

As a company that engaged in international projects, our employees have often traveled to and worked in high security risk countries around the world that are undergoing political, social and economic upheavals resulting in war, civil unrest, criminal activity or acts of terrorism. Currently we have approximately 31 employees working in Doha, Qatar and 3 employees in Dubai, UAE. During the peak construction period, we had approximately 52 installation workers in Doha and about 400 installation workers in Dubai, which consist of about 49% full-time company employees (engineers, project managers and supervisors) and 75% non-company contract labor.  As a result, we may be subject to costs related to employee death or injury, repatriation or other unforeseen circumstances.

Force majeure events, including natural disasters and terrorists’ actions have negatively impacted and could further negatively impact the economies in which we operate, which may affect our financial condition, results of operations or cash flows.

Force majeure events, including natural disasters, such as Typhoon Pai Bi An that affected the Southeastern China Coast in August 2006 and terrorist attacks, such as those that occurred in New York and Washington, D.C. on September 11, 2001, could negatively impact the economies in which we operate.

We typically remain obligated to perform our services after a terrorist action or natural disaster unless the contract contains a force majeure clause that relieves us of our contractual obligations in such an extraordinary event. If we are not able to react quickly to force majeure, our operations may be affected significantly, which would have a negative impact on our financial condition, results of operations or cash flows.

We may suffer as a result of product liability or defective products.

We may produce products which injure or kill individuals despite proper testing. Existing PRC, Qatar and UAE laws and regulations do not require us to maintain third party liability insurance to cover product liability claims. In the United States and Australia, we are required to maintain third party liability insurance. However, if a product liability claim is brought against us, it may, regardless of merit or eventual outcome, result in damage to our reputation, breach of contract with our customers, decreased demand for our products, costly litigation, product recalls, loss of revenue, and the inability to commercialize some products.

We incur costs to comply with environmental laws and have liabilities for environmental cleanups.

Because we have air emissions, discharge wastewater, and handle hazardous substances and solid waste at our fabrication facilities, we incur costs and liabilities to comply with environmental laws and regulations and may incur significant additional costs as those laws and regulations change in the future or if there is an accidental release of hazardous substances into the environment. The operations of our fabrication facilities are subject to stringent and complex environmental laws and regulations that regulate the cleanup of hazardous substances that may have been released at properties currently or previously owned or operated by us or locations to which we have sent waste for disposal. Failure to comply with these laws and regulations may trigger a variety of administrative, civil and criminal enforcement measures, including the assessment of monetary penalties, the imposition of remedial requirements, and the issuance of orders enjoining future operations.

If our partners fail to perform their contractual obligations on a project, we could be exposed to legal liability, loss of reputation or reduced profits.

We sometimes enter into subcontracts, joint ventures and other contractual arrangements with outside partners to jointly bid on and execute a particular project. The success of these joint projects depends upon, among other things, the satisfactory performance of the contractual obligations of our partners. If any of our partners fails to satisfactorily perform its contractual obligations, we may be required to make additional investments and provide additional services to complete the project. If we are unable to adequately address our partner’s performance issues, then our client could terminate the joint project, exposing us to legal liability, loss of reputation or reduced profits.

Our failure to attract and retain key employees could impair our ability to provide services to our clients and otherwise conduct our business effectively.

As we shift the focus of our business to that of a professional and technical services company, we will become increasingly labor intensive, and, therefore, our ability to attract, retain and expand our senior management and our professional and technical staff is an important factor in determining our future success.  Key personnel include, but is not limited to, Luo Ken Yi, our Chief Executive Officer, Tang Nianzhong, our Vice General Manager, and Ye Ning, our Vice General Manager, each of whom perform vital functions in the operation of our business.  From time to time, it may be difficult to attract and retain qualified individuals with the expertise and in the timeframe demanded by our clients.   In addition, we rely heavily upon the expertise and leadership of our senior management.  If we are unable to retain executives and other key personnel, the roles and responsibilities of those employees will need to be filled, which may require that we devote time and resources in identifying, hiring and integrating new employees.  In addition, the failure to attract and retain key individuals could impair our ability to provide services to our clients and conduct our business effectively.

We cannot guarantee the protection of our intellectual property rights and if infringement or counterfeiting of our intellectual property rights occurs, our reputation and business may be adversely affected.

Our success depends in part on our ability to preserve our patents and trade secrets and operate without infringing the proprietary rights of third parties. If we fail to maintain our patents and trade secret protections, we may not be able to prevent third parties from using our proprietary rights. In addition, our issued patents may not contain claims sufficiently broad to protect us against third parties with similar technologies or products or provide us with any competitive advantage. If a third party initiates litigation regarding our patents, and is successful, a court could revoke our patents or limit the scope of coverage for those patents. We also rely upon trade secrets, proprietary know-how and continuing technological innovation to remain competitive. We attempt to protect this information with security measures such as the use of confidentiality agreements with our employees, consultants and corporate collaborators. It is possible that these individuals will breach these agreements and that any remedies for a breach will be insufficient to allow us to recover our costs. Furthermore, our trade secrets, know-how and other technology may otherwise become known or be independently discovered by our competitors.

Furthermore, we have registered and applied for registration of our trademarks in the PRC, where we have a substantial business presence, to protect the reputation of our products. Our products are sold under these trademarks. There is no assurance that there will not be any infringement of our brand name or other registered trademarks or counterfeiting of our products in the future. Should any such infringement or counterfeiting occur, our reputation and business may be adversely affected. We may also incur significant expenses and substantial amounts of time and effort to enforce our intellectual property rights in the future. Such diversion of our resources may adversely affect our existing business and future expansion plans.

We enjoyed certain preferential tax concessions and loss of these preferential tax concessions may cause our tax liabilities to increase and our profitability to decline.

We have historically enjoyed preferential tax concessions in the PRC as a high-tech enterprise. The PRC Enterprise Income Tax Law (the “EIT Law”) was enacted on March 16, 2007. Under the EIT Law, which became effective on January 1, 2008, China adopted a uniform tax rate of 25.0% for all enterprises (including foreign-invested enterprises) and canceled several tax incentives enjoyed by foreign-invested enterprises. However, for foreign-invested enterprises established before the promulgation of the EIT Law, a five-year transition period is provided during which reduced rates will apply but gradually be phased out. Because we are classified as high tech foreign-invested enterprise, prior to 2008 we were subject to a 15% preferential tax rate in China. We believe that our tax rate will gradually increase to 25% during a five-year transition period commencing in 2008 until it reaches 25% in 2012. Further, any future increase in the enterprise income tax rate applicable to us or other adverse tax treatments, such as the discontinuation of preferential tax treatments for high and new technology enterprises altogether, would have a material adverse effect on our results of operations and financial condition.

RISKS RELATED TO US DOING BUSINESS IN CHINA

Substantially all of our assets are located in China and substantially all of our revenues are derived from our operations in China, and changes in the political and economic policies of the PRC government could have a significant impact upon the business we may be able to conduct in the PRC and the results of operations and financial condition.

Our business operations may be adversely affected by the current and future political environment in the PRC. The PRC has operated as a socialist state since the mid-1900s and is controlled by the Communist Party of China. The Chinese government exerts substantial influence and control over the manner in which we must conduct our business activities. The PRC has only permitted provincial and local economic autonomy and private economic activities since the late-1970s. The government of the PRC has exercised and continues to exercise substantial control over virtually every sector of the Chinese economy through regulation and state ownership. Our ability to operate in China may be adversely affected by changes in Chinese laws and regulations, including those relating to taxation, import and export tariffs, raw materials, environmental regulations, land use rights, property and other matters. Under current leadership, the government of the PRC has been pursuing economic reform policies that encourage private economic activity and greater economic decentralization. There is no assurance, however, that the government of the PRC will continue to pursue these policies, or that it will not significantly alter these policies from time to time without notice.

Failure to comply with the United States Foreign Corrupt Practices Act could subject us to penalties and other adverse consequences.

We are subject to the United States Foreign Corrupt Practices Act, which generally prohibits United States companies from engaging in bribery or other prohibited payments to foreign officials for the purpose of obtaining or retaining business. In addition, we are required to maintain records that accurately and fairly represent our transactions and have an adequate system of internal accounting controls. Foreign companies, including some that may compete with us, are not subject to these prohibitions, and therefore may have a competitive advantage over us. Corruption, extortion, bribery, pay-offs, theft and other fraudulent practices occur from time-to-time in the PRC, particularly in our industry since it involves obtaining project contracts from the government of China and other countries. Our executive officers and employees have not been subject to the United States Foreign Corrupt Practices Act prior to 2007. We can make no assurance that our employees or other agents will not engage in such conduct for which we might be held responsible. If our employees or other agents are found to have engaged in such practices, we could suffer severe penalties and other consequences that may have a material adverse effect on our business, financial condition and results of operations.

The PRC laws and regulations governing our current business operations are sometimes vague and uncertain. Any changes in such PRC laws and regulations may have a material and adverse effect on our business.

The PRC’s legal system is a civil law system based on written statutes, in which system decided legal cases have little value as precedents unlike the common law system prevalent in the United States. There are substantial uncertainties regarding the interpretation and application of PRC laws and regulations, including but not limited to the laws and regulations governing our business, or the enforcement and performance of our arrangements with customers in the event of the imposition of statutory liens, death, bankruptcy and criminal proceedings. The Chinese government has been developing a comprehensive system of commercial laws, and considerable progress has been made in introducing laws and regulations dealing with economic matters such as foreign investment, corporate organization and governance, commerce, taxation and trade. However, because these laws and regulations are relatively new, and because of the limited volume of published cases and judicial interpretation and their lack of force as precedents, interpretation and enforcement of these laws and regulations involve significant uncertainties. New laws and regulations that affect existing and proposed future businesses may also be applied retroactively. We are considered a foreign persons or foreign funded enterprise under PRC laws, and as a result, we are required to comply with PRC laws and regulations. We cannot predict what effect the interpretation of existing or new PRC laws or regulations may have on our businesses. If the relevant authorities find us in violation of PRC laws or regulations, they would have broad discretion in dealing with such a violation, including, without limitation:

•	levying fines;

•	revoking our business and other licenses;

•	requiring that we restructure our ownership or operations; and

•	requiring that we discontinue any portion or all of our business.

Inflation in the PRC could negatively affect our profitability and growth.

While the PRC economy has experienced rapid growth, such growth has been uneven among various sectors of the economy and in different geographical areas of the country. Rapid economic growth can lead to growth in the money supply and rising inflation. According to the National Bureau of Statistics of China, the change in China’s Consumer Price Index increased to 8.5% in April 2008. If prices for our products and services rise at a rate that is insufficient to compensate for the rise in the costs of supplies such as raw materials, it may have an adverse effect on our profitability.

Furthermore, in order to control inflation in the past, the PRC government has imposed controls on bank credits, limits on loans for fixed assets and restrictions on state bank lending. In January 2010, the Chinese government took steps to tighten the availability of credit including ordering banks to increase the amount of reserves they hold and to reduce or limit their lending. The implementation of such policies may impede economic growth. In October 2004, the People’s Bank of China, the PRC’s central bank, raised interest rates for the first time in nearly a decade and indicated in a statement that the measure was prompted by inflationary concerns in the Chinese economy. In April 2006, the People’s Bank of China raised the interest rate again. Repeated rises in interest rates by the central bank would likely slow economic activity in China which could, in turn, materially increase our costs and also reduce demand for our products and services.

PRC regulations relating to acquisitions of PRC companies by foreign entities has created regulatory uncertainties that could restrict or limit our ability to operate. Our failure to obtain the prior approval of the China Securities Regulatory Commission, or the CSRC, for the listing and trading of our common stock on a national securities exchange in the United States could have a material adverse effect on our business, operating results, reputation and trading price of our common stock.

Within the last five years, the PRC government has, on several occasions, amended its regulations relating to overseas listings of PRC businesses. Most recently, on August 8, 2006, six PRC regulatory agencies, including the Ministry of Commerce, the State Administration for Industry and Commerce, CSRC and SAFE, jointly issued the Regulations on Mergers and Acquisitions of Domestic Enterprises by Foreign Investors. This regulation became effective on September 8, 2006 and includes provisions that purport to require offshore special purpose vehicles:

(i)	controlled directly or indirectly by PRC companies or citizens; and
(ii)	formed for the purpose of effecting an overseas listing of a PRC company to obtain the approval of CSRC prior to the completion of the overseas listing. On September 8, 2006, CSRC published procedures regarding the approval process associated with overseas listings of special purpose vehicles. There is little precedent as to how CSRC will interpret the new regulation and apply the related procedures.

Our PRC counsel, Guangdong Seagull Law Firm, has advised us that because we completed our restructuring before September 8, 2006, the effective date of the new regulation, it is not necessary for us to submit the application to the CSRC for its approval, and the listing and trading of our Common Stock on a national securities exchange does not require CSRC approval.

If the CSRC or another PRC regulatory agency subsequently determines that CSRC approval was required for our initial public offering that was completed on October 3, 2007, we may face regulatory actions or other sanctions from the CSRC or other PRC regulatory agencies. These regulatory agencies may impose fines and penalties on our operations in the PRC, limit our operating privileges in the PRC, delay or restrict the repatriation of the proceeds from our initial public offering or subsequent offerings into the PRC, or take other actions that could have a material adverse effect on our business, financial condition, results of operations, reputation and prospects, as well as the trading price of our Common Stock.

These new rules may significantly affect the means by which offshore-onshore restructurings are undertaken in China in connection with offshore private equity and venture capital financings, mergers and acquisitions. It is expected that such transactional activity in China in the near future will require significant case-by-case guidance from Ministry of Commerce and other government authorities as appropriate. Given the uncertainties regarding interpretation and application of the new rules, we may need to expend significant time and resources to maintain compliance. It is uncertain how our business operations or future strategy will be affected by the interpretations and implementation of these new rules. Our business operations or future strategy could be adversely affected by these new rules. For example, we may be subject to more stringent review and approval process with respect to our foreign exchange activities.

Under the New EIT Law, we and Full Art may be classified as “resident enterprises” of China for tax purpose, which may subject us and Full Art to PRC income tax on taxable global income.

Under the new PRC Enterprise Income Tax Law (the “New EIT Law”) and its implementing rules, both of which became effective on January 1, 2008, enterprises are classified as resident enterprises and non-resident enterprises. An enterprise established outside of China with its “de facto management bodies” located within China is considered a “resident enterprise,” meaning that it can be treated in a manner similar to a Chinese domestic enterprise for enterprise income tax purposes. The implementing rules of the New EIT Law define de facto management body as a managing body that in practice exercises “substantial and overall management and control over the production and operations, personnel, accounting, and properties” of the enterprise. Due to the short history of the New EIT law and lack of applicable legal precedents, it remains unclear how the PRC tax authorities will determine the PRC tax resident treatment of a foreign company such as us and Full Art. Both our and Full Art’s members of management are located in China. If the PRC tax authorities determine that we or Full Art is a “resident enterprise” for PRC enterprise income tax purposes, a number of PRC tax consequences could follow. First, we may be subject to the enterprise income tax at a rate of 25% on our worldwide taxable income, including interest income on the proceeds from this offering, as well as PRC enterprise income tax reporting obligations. Second, the New EIT Law provides that dividend paid between “qualified resident enterprises” is exempted from enterprise income tax. A circular issued by the State Administration of Taxation regarding the standards used to classify certain Chinese-invested enterprises controlled by Chinese enterprises or Chinese group enterprises and established outside of China as “resident enterprises” clarified that dividends and other income paid by such “resident enterprises” will be considered to be PRC source income, subject to PRC withholding tax, currently at a rate of 10%, when recognized by non-PRC shareholders. It is unclear whether the dividends that we or Full Art receives from Zhuhai King Glass Engineering Co., Limited or any of our other PRC subsidiaries will constitute dividends between “qualified resident enterprises” and would therefore qualify for tax exemption, because the definition of qualified resident enterprises is unclear and the relevant PRC government authorities have not yet issued guidance with respect to the processing of outbound remittances to entities that are treated as resident enterprises for PRC enterprise income tax purposes. We are actively monitoring the possibility of “resident enterprise” treatment for the applicable tax years and are evaluating appropriate organizational changes to avoid this treatment, to the extent possible. As a result of the New EIT Law, our historical operating results will not be indicative of our operating results for future periods and the value of our common stock may be adversely affected.

Dividends payable by us to our foreign investors and any gain on the sale of our shares may be subject to taxes under PRC tax laws.

If dividends payable to our shareholders are treated as income derived from sources within China, then the dividends that shareholders receive from us, and any gain on the sale or transfer of our shares, may be subject to taxes under PRC tax laws.

Under the New EIT Law and its implementing rules, PRC enterprise income tax at the rate of 10% is applicable to dividends payable by us to our investors that are non-resident enterprises so long as such non-resident enterprise investors do not have an establishment or place of business in China or, despite the existence of such establishment of place of business in China, the relevant income is not effectively connected with such establishment or place of business in China, to the extent that such dividends have their sources within the PRC. Similarly, any gain realized on the transfer of our shares by such investors is also subject to a 10% PRC income tax if such gain is regarded as income derived from sources within China and we are considered as a resident enterprise which is domiciled in China for tax purpose. Additionally, there is a possibility that the relevant PRC tax authorities may take the view that the purpose of us and Full Art is holding Zhuhai King Glass Engineering Co., Limited or any of our other PRC subsidiaries, and the capital gain derived by our overseas shareholders or investors from the share transfer is deemed China-sourced income, in which case such capital gain may be subject to a PRC withholding tax at the rate of up to 10%. If we are required under the New EIT Law to withhold PRC income tax on our dividends payable to our foreign shareholders or investors who are non-resident enterprises, or if you are required to pay PRC income tax on the transfer or our shares under the circumstances mentioned above, the value of your investment in our shares may be materially and adversely affected.

In January, 2009, the State Administration of Taxation promulgated the Provisional Measures for the Administration of Withholding of Enterprise Income Tax for Non-resident Enterprises (“Measures”), pursuant to which, the entities which have the direct obligation to make the following payment to a non-resident enterprise shall be the relevant tax withholders for such non-resident enterprise, and such payment includes: incomes from equity investment (including dividends and other return on investment), interests, rents, royalties, and incomes from assignment of property as well as other incomes subject to enterprise income tax received by non-resident enterprises in China. Further, the Measures provides that in case of equity transfer between two non-resident enterprises which occurs outside China, the non-resident enterprise which receives the equity transfer payment shall, by itself or engage an agent to, file tax declaration with the PRC tax authority located at place of the PRC company whose equity has been transferred, and the PRC company whose equity has been transferred shall assist the tax authorities to collect taxes from the relevant non-resident enterprise. However, it is unclear whether the Measures refer to the equity transfer by a non-resident enterprise which is a direct or an indirect shareholder of the said PRC company. Given these Measures, there is a possibility that we may have an obligation to withhold income tax in respect of the dividends paid to non-resident enterprise investors.

The foreign currency exchange rate between U.S. Dollars and Renminbi could adversely affect our financial condition.

To the extent that we need to convert U.S. Dollars into Renminbi for our operational needs, our financial position and the price of our common stock may be adversely affected should the Renminbi appreciate against the U.S. Dollar at that time. Conversely, if we decide to convert our Renminbi into U.S. Dollars for the operational needs or paying dividends on our common stock, the dollar equivalent of our earnings from our subsidiaries in China would be reduced should the dollar appreciate against the Renminbi. We currently do not hedge our exposure to fluctuations in currency exchange rates.

Countries, including the United States, have argued that the Renminbi is artificially undervalued due to China’s current monetary policies and have pressured China to allow the Renminbi to float freely in world markets. In July 2005, the PRC government changed its policy of pegging the value of the Renminbi to the dollar. Under the new policy the Renminbi is permitted to fluctuate within a narrow and managed band against a basket of designated foreign currencies. While the international reaction to the Renminbi revaluation has generally been positive, there remains significant international pressure on the PRC government to adopt an even more flexible currency policy, which could result in further and more significant appreciation of the Renminbi against the dollar.

Any recurrence of Severe Acute Respiratory Syndrome (SARS), Avian Flu, or another widespread public health problem, in the PRC could adversely affect our operations.

A renewed outbreak of Severe Acute Respiratory Syndrome, Avian Flu or another widespread public health problem in China, where all of our manufacturing facilities are located and where all of our sales occur, could have a negative effect on our operations. Such an outbreak could have an impact on our operations as a result of:

•	quarantines or closures of some of our manufacturing facilities, which would severely disrupt our operations,

•	the sickness or death of our key officers and employees, and

•	a general slowdown in the Chinese economy.

Any of the foregoing events or other unforeseen consequences of public health problems could adversely affect our operations.

Contract drafting, interpretation and enforcement in China involves significant uncertainty, which could leave us vulnerable to legal disputes and challenges related to our contracts.

We have entered into numerous contracts governed by PRC law, many of which are material to our business. As compared with contracts in the United States, contracts governed by PRC law tend to contain less detail and are not as comprehensive in defining contracting parties’ rights and obligations. As a result, contracts in China are more vulnerable to disputes and legal challenges. In addition, contract interpretation and enforcement in China is not as developed as in the United States, and the result of any contract dispute is subject to significant uncertainties. Therefore, we cannot assure you that we will not be subject to disputes under our material contracts, and if such disputes arise, we cannot assure you that we will prevail.

The scope of our business license in China is limited, and we may not expand or continue our business without government approval and renewal, respectively.

Any company that conducts business in the PRC must have a business license that covers a particular type of work. Our business license covers our present business, which is to design, fabricate and install curtain wall systems (including glass, stone and metal curtain walls), roofing systems, steel construction systems, eco-energy saving building conservation systems and provision of related products, for public works and commercial real estate projects. Any amendment to the scope of our business requires further application and government approval. In order for us to expand our business beyond the scope of our license, we will be required to enter into a negotiation with the PRC authorities for the approval to expand the scope of our business. We cannot assure you that we will be able to obtain the necessary government approval for any change or expansion of its business.

If we fail to maintain effective internal controls over financial reporting, the price of our common stock may be adversely affected.

PRC companies have not historically been required to adopt a Western style of management and financial reporting concepts and practices, which includes strong corporate governance, internal controls and, computer, financial and other control systems. We may have difficulty in hiring and retaining a sufficient number of qualified employees to work in the PRC. As a result of these factors, we may experience difficulty in establishing management, legal and financial controls, collecting financial data and preparing financial statements, books of account and corporate records and instituting business practices that meet Western standards. Therefore, we may, in turn, experience difficulties in implementing and maintaining adequate internal controls as required under Section 404 of the Sarbanes-Oxley Act of 2002. This may result in significant deficiencies or material weaknesses in our internal controls which could impact the reliability of our financial statements and prevent us from complying with SEC rules and regulations and the requirements of the Sarbanes-Oxley Act of 2002. Any actual or perceived weaknesses and conditions that need to be addressed in our internal control over financial reporting, disclosure of management’s assessment of our internal controls over financial reporting or disclosure of our public accounting firm’s attestation to or report on management’s assessment of our internal controls over financial reporting may have an adverse impact on the price of our common stock.

You may experience difficulties in effecting service of legal process, enforcing foreign judgments or bringing original actions in China based upon U.S. laws, including the federal securities laws or other foreign laws against us or our management.

Most of our current operations are conducted in China. Moreover, most of our directors and officers are nationals and residents of China. All or substantially all of the assets of these persons are located outside the United States and in the PRC. As a result, it may not be possible to effect service of process within the United States or elsewhere outside China upon these persons. In addition, uncertainty exists as to whether the courts of China would recognize or enforce judgments of U.S. courts obtained against us or our officers and/or directors predicated upon the civil liability provisions of the securities law of the United States or any state thereof, or be competent to hear original actions brought in China against us or such persons predicated upon the securities laws of the United States or any state thereof.

The ability of our Chinese operating subsidiaries to pay dividends may be restricted due to foreign exchange control regulations of China.

The ability of our Chinese operating subsidiaries to pay dividends may be restricted due to the foreign exchange control policies and availability of cash balance of the Chinese operating subsidiaries. Because substantially all of our operations are conducted in China and a majority of our revenues are generated in China, all of our revenue being earned and currency received are denominated in Renminbi (RMB). RMB is subject to the exchange control regulation in China, and, as a result, we may unable to distribute any dividends outside of China due to PRC exchange control regulations that restrict our ability to convert RMB into US Dollars.

We will not be able to complete an acquisition of prospective acquisition targets in the PRC unless their financial statements can be reconciled to U.S. generally accepted accounting principles in a timely manner.

Companies based in the PRC may not have properly kept financial books and records that may be reconciled with U.S. generally accepted accounting principles. If we attempt to acquire a significant PRC target company and/or its assets, we would be required to obtain or prepare financial statements of the target that are prepared in accordance with and reconciled to U.S. generally accepted accounting principles. Federal securities laws require that a business combination meeting certain financial significance tests require the public acquirer to prepare and file historical and/or pro forma financial statement disclosure with the SEC. These financial statements must be prepared in accordance with, or be reconciled to U.S. generally accepted accounting principles and the historical financial statements must be audited in accordance with the standards of the Public Company Accounting Oversight Board (United States), or PCAOB. If a proposed acquisition target does not have financial statements that have been prepared in accordance with, or that can be reconciled to, U.S. generally accepted accounting principles and audited in accordance with the standards of the PCAOB, we will not be able to acquire that proposed acquisition target. These financial statement requirements may limit the pool of potential acquisition targets with which we may acquire and hinder our ability to expand our retail operations. Furthermore, if we consummate an acquisition and are unable to timely file audited financial statements and/or pro forma financial information required by the Exchange Act, such as Item 9.01 of Form 8-K, we will be ineligible to use the SEC’s short-form registration statement on Form S-3 to raise capital, if we are otherwise eligible to use a Form S-3. If we are ineligible to use a Form S-3, the process of raising capital may be more expensive and time consuming and the terms of any offering transaction may not be as favorable as they would have been if we were eligible to use Form S-3.

RISKS RELATED TO THE PROPOSED ACQUISITION OF 60% EQUITY INTEREST IN CONNGAME

Because our current management has no experience in the development and operation of MMORPG, our business has a higher risk of failure.

Our current management has no professional training or technical credentials in the field of in the development and operation of MMORPG. As a result, they may not be able to recognize and take advantage of potential opportunities in the sector without the aid from the management of ConnGame. Consequently our operations, earnings and ultimate financial success may suffer harm as a result.

Although we expect that the proposed acquisition will result in benefits to us, we may not realize those benefits because of integration difficulties and other challenges.

The success of the proposed acquisition of ConnGame will be dependent in large part on the success of our management in integrating the operations, technologies and personnel of the two companies. Our failure to meet the challenges involved in successfully completing the integration of the operations of ConnGame or to otherwise realize any of the anticipated benefits of the acquisition, including additional revenue opportunities, could impair our results of operations.

Challenges involved in this integration include, without limitation:

•	integrating successfully each company's operations, technologies, products and services;

•	reducing the costs associated with operations;

•	coordinating the publishing, distribution and marketing efforts to effectively promote the services and products of our combined company; and

•	combining the corporate cultures, maintaining employee morale and retaining key employees.

We may not successfully complete the integration of our operations and ConnGame in a timely manner and we may not realize the anticipated benefits of the proposed acquisition of ConnGame to the extent, or in the timeframe, anticipated. Anticipated benefits assume a successful integration and are based on projections, which are inherently uncertain, and other assumptions. Even if integration is successful, anticipated benefits may not be achieved.

Our proposed acquisition of ConnGame is subject to adverse tax consequences, including but not limited to the uncertainty under Circular on Strengthening the Administration of Enterprise Income Tax on Non-resident Enterprises' Share Transfer (“Circular 698”) released in December 2009 by China's State Administration of Taxation (SAT), effective as of January 1, 2008.

The recent introduction of Circular 698 increases the risk of a general anti avoidance tax challenge by the Chinese tax authority on indirect disposals of the shares in the underlying Chinese companies with a potential consequence of paying Chinese tax on the gain derived from such disposals. Pursuant to Circular 698, where a foreign investor indirectly transfers equity interests in a Chinese resident enterprise by selling the shares in an offshore holding company, and the latter is located in a country (jurisdiction) where the effective tax burden is less than 12.5% or where the offshore income of her residents is not taxable, the foreign investor is required to provide the tax authority in charge of that Chinese resident enterprise with the relevant information within 30 days of the transfers. Where a foreign investor indirectly transfers equity interests in a Chinese resident enterprise through the abuse of form of organization and there are no reasonable commercial purposes such that the corporate income tax liability is avoided, the tax authority may re-assess the nature of the equity transfer in accordance with the “substance-over-form” principle and deny the existence of the offshore holding company that is used for tax planning purposes.

While the term "indirectly transfer" is not defined, we understand that the relevant PRC tax authorities have jurisdiction regarding requests for information over a wide range of foreign entities having no direct contact with China. The relevant authority has not yet promulgated any formal provisions or formally declared or stated how to calculate the effective tax in the country (jurisdiction) and to what extent and the process of the disclosure to the tax authority in charge of that Chinese resident enterprise. Meanwhile, there are not any formal declarations with regard to how to decide “abuse of form of organization” and “reasonable commercial purpose,” which can be utilized by us to balance if our proposed acquisition will comply with the Circular 698. As a result, there is uncertainty as to whether the payment of our common stock for may be subject to tax liability or foreign exchange control in the PRC and there is a risk of unforeseen tax liability, each of which may have a material adverse effect to our financial condition and results of operations.

Through FirstJet, Mr. Jun Tang will become our largest shareholder and the Chairman of our Board of Directors, and the interests of First Jet and Mr. Jun Tang may conflict with the interests of our other shareholders.

As a result of the issuance of 25,000,000 shares to First Jet, it will become our largest shareholder and Mr. Jun Tang will have the ability to strongly influence the nominations of our board of directors and determine the outcome of certain matters submitted to our stockholders, such as the approval of significant transactions. As a result, actions that may be supported by a majority of other stockholders may be blocked by First Jet and Mr. Jun Tang.

If the proposed acquisition of ConnGame closes, we will issue 25,000,000 shares of common stock and our shareholders will suffer immediate and substantial dilution of their investment.

We intend to issue 25,000,000 shares of common stock upon the closing of the ConnGame acquisition in exchange for 60% of the equity ownership of ConnGame, which does not have substantial tangible assets. As a result of the share issuance, our shareholders will suffer immediate and substantial dilution of their investment based on the adjusted net tangible book value of our company after the transaction.

The development of MMORPG products requires substantial up-front expenditures. We may not be able to recover development costs for our future MMORPG products.

Consumer preferences for games are usually cyclical and difficult to predict, and even the most successful titles remain popular for only limited periods of time, unless refreshed with new content. We will be required to continuously develop new products and enhancements to existing products. Because of the significant complexity of MMORPG games, these products require a longer development time and are more expensive to create than traditional console game products. In addition, the long lead time involved in developing a MMORPG product and the significant allocation of financial resources that each product requires means it is critical that we accurately predict consumer demand for new MMORPG products. If future MMORPG products do not achieve expected market acceptance or generate sufficient sales upon introduction, we may not be able to recover the development and marketing costs associated with new products, and our financial results could suffer.

The interactive entertainment industry is highly competitive and it will be difficult to obtain market share.

We expect to compete with other interactive entertainment gaming publishers. Those competitors vary in size from small companies with limited resources to very large corporations with significantly greater financial, marketing, and product development resources than we have. Certain of these competitors may spend more money and time on developing and testing products, undertake more extensive marketing campaigns, and adopt more aggressive pricing policies than we do.  Competition in the interactive entertainment industry is intense and we expect new competitors to continue to emerge.

We may be subject to intellectual property claims.

As the number of interactive entertainment products increases and the features and content of these products continue to overlap, software developers increasingly may become subject to infringement claims. Our products often utilize complex technology that may become subject to emerging intellectual property rights of others. It is possible that third parties still may claim infringement. From time to time, we receive communications from third parties regarding such claims. Existing or future infringement claims against us, whether valid or not, may be time consuming, distracting to management and expensive to defend.

Intellectual property litigation or claims could force us to do one or more of the following:

•	cease selling, incorporating, supporting or using products or services that incorporate the challenged intellectual property;

•	obtain a license from the holder of the infringed intellectual property, which if available at all, may not be available on commercially favorable terms; or

•
redesign the affected interactive entertainment software products or hardware peripherals, which could result in additional costs, delay introduction and possibly reduce commercial appeal of the affected products.

Any of these actions may harm our business and financial results.

Integrating and maintaining internal controls for the combined business may strain our resources and divert management's attention. If we fail to establish and maintain proper internal controls, our ability to produce accurate financial statements or comply with applicable regulations could be impaired.

ConnGame is currently not subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, the Sarbanes-Oxley Act of 2002 and the rules and regulations of any stock exchange. Upon the completion of the proposed acquisition and as a subsidiary of our company, ConnGame will be subject to such rules and regulations. As described in Item 9A of this Form 10-K, it was determined that we had material weaknesses in our internal control over financial reporting. Integrating and maintaining appropriate internal controls and procedures for the combined business will require specific compliance training of certain officers and employees, will entail substantial costs in order to modify existing accounting systems, and will take a significant period of time to complete. We may not be able to demonstrate compliance with Section 404 of the Sarbanes-Oxley Act in a timely manner, or that our internal controls are perceived as inadequate, or that we are unable to produce timely or accurate financial statements, investors may lose confidence in our operating results and our stock price could decline.

RISKS RELATED TO OUR SECURITIES AND RELATED REGULATIONS

Our stock price is volatile and you might not be able to sell your securities at or above the price you have paid.

Since our initial public offering and listing of our common stock in October 2007, the price at which our common stock had traded has been highly volatile, with a high and low sales price of $0.60 and $27.25, respectively, as through March 2, 2010. On March 2, 2010, the closing trading price of our common stock was $1.04 per share. You might not be able to sell the shares of our common stock at or above the price you have paid. The stock market has experienced extreme volatility that often has been unrelated to the performance of its listed companies. Moreover, only a limited number of our shares are traded each day, which could increase the volatility of the price of our stock. These market fluctuations might cause our stock price to fall regardless of our performance.

The market price of our Common Stock might fluctuate significantly in response to many factors, some of which are beyond our control, including, but not limited to, the following:

•	actual or anticipated fluctuations in our annual and quarterly results of operations;

•	variations in our operating results, which could cause us to fail to meet analysts’ or investors’ expectations;

•	conditions and trends in our industry and the economy;

•	future sales of equity or debt securities, including sales which dilute existing investors.

If our stock price decreases further, the Nasdaq Stock Market may delist our securities, which could limit investors’ ability to trade in our securities.

Nasdaq Listing Rule 5550(a)(2) (the “Rule”) requires that our common stock maintain a minimum bid price of $1.00 per share for 30 consecutive business days. As of March 2, 2010, our stock price closed at $1.04. If we do not meet the requirement, our securities may become subject to delisting. If our common stock is delisted by Nasdaq, the trading market for our common stock would likely be adversely affected, as price quotations may not be as readily obtainable, which would likely have a material adverse effect on the market price of our common stock.

Shares eligible for future sale may adversely affect the market price of our common stock, as the future sale of a substantial amount of outstanding stock in the public marketplace could reduce the price of our common stock.

The market price of our Common Stock could decline as a result of sales of a large number of shares of our common stock in the market or the perception that these sales could occur. These sales, or the possibility that these sales may occur, also might make it more difficult for us to sell equity securities in the future at a time and at a price that we deem appropriate. As of March 2, 2010, we had approximately 55.2 million shares of Common Stock outstanding, and approximately 25.3 million have been registered and/or are otherwise freely tradable without further restriction under the Securities Act of 1933, as amended, by persons other than our affiliates (within the meaning of Rule 144 under the Securities Act). In addition, we registered a total of 6.7 million shares of common stock that are issuable upon the conversion and exercise of outstanding bonds and warrants, based on the current conversion and exercise prices.  All of the shares included in an effective registration statement may be freely sold and transferred.

Our principal stockholder holds 24.2 million shares which may be sold subject to Rule 144. Under Rule 144, an affiliate stockholder who has satisfied a the required holding period may, under certain circumstances, sell within any three-month period a number of securities which does not exceed the greater of 1% of the then outstanding shares of common stock or the average weekly trading volume of the class during the four calendar weeks prior to such sale. As of December 31, 2009, 1% of our issued and outstanding shares of common stock was approximately 552,000 shares. Non-affiliate stockholders are not subject to volume limitations. Any substantial sale of common stock pursuant to any resale prospectus or Rule 144 may have an adverse effect on the market price of our Common Stock by creating an excessive supply.

Our principal stockholder has significant influence over us.

As of March 2, 2010, our largest shareholder, KGE Group Limited, or KGE Group, beneficially owns or controls approximately 43.7% of our outstanding shares. Luo Ken Yi, who is our Chief Executive Officer and Chairman of the Board, and Ye Ning, who is our Vice General Manager, are directors of KGE Group. In addition, Luo Ken Yi and Ye Ning own approximately 70% and 10%, respectively, of KGE Group’s issued and outstanding shares. As a result of its holding, KGE Group has controlling influence in determining the outcome of any corporate transaction or other matters submitted to our shareholders for approval, including mergers, consolidations and the sale of all or substantially all of our assets, election of directors, and other significant corporate actions. KGE Group also has the power to prevent or cause a change in control. In addition, without the consent of KGE Group, we could be prevented from entering into transactions that could be beneficial to us. The interests of KGE Group, and its control persons, may differ from the interests of our stockholders.

Upon completion of the proposed acquisition of ConnGame and the issuance of 25,000,000 shares to First Jet, it will become our largest stockholder and Mr. Jun Tang, who is First Jet’s sole shareholder and will be our Chairman of the Board upon the completion of the acquisition, will have the ability to strongly influence the nominations of our board of directors and determine the outcome of certain matters submitted to our stockholders, such as the approval of significant transactions. The interests of First Jet, and its control persons, may differ from the interests of our stockholders.

Our officers and directors have limited experience in public company reporting and financial accounting, which could impair our ability to satisfy public company filing requirements and increase our securities compliance costs.

Our officers and directors have limited experience as officers and directors of a publicly traded company, or in complying with the regulatory requirements applicable to a public company. As a result, we could have difficulty satisfying the regulatory requirements applicable to public companies, which could adversely affect the market for our common stock. At present, we rely upon outside experts to advise us on matters relating to financial accounting and public company reporting. While we believe that it will be possible to satisfy our public company reporting requirements through the use of third party experts, our general and administrative costs will remain higher to the extent our officers alone are not able to satisfy our public company reporting requirements.

If we fail to comply with Section 404 of the Sarbanes-Oxley Act Of 2002, our business could be harmed and our stock price could decline.

Rules adopted by the SEC pursuant to Section 404 of the Sarbanes-Oxley Act of 2002 require annual assessment of our internal control over financial reporting, and attestation of this assessment by our company’s independent registered public accountants. Last year’s annual report on Form 10-K for 2008 contained our first attestation requirement of management’s assessment by our independent registered public accountants. The standards that must be met for management to assess the internal control over financial reporting as effective are new and complex, and require significant documentation, testing and possible remediation to meet the detailed standards. We may encounter problems or delays in completing activities necessary to make an assessment of our internal control over financial reporting. Although we were not required to comply with the auditor attestation requirement this year because we became a non-accelerated filer, we will have to comply with this requirement against next year for our 2010 annual report. The attestation process by our independent registered public accountants is a relatively new process and we may encounter problems or delays in completing the implementation of any requested improvements and receiving an attestation of our assessment by our independent registered public accountants. If we cannot assess our internal control over financial reporting as effective, or our independent registered public accountants, when required, are unable to provide an unqualified attestation report on such assessment, investor confidence and share value may be negatively impacted.

As more fully discussed in Item 9A of this Form 10-K, management’s assessment of our internal control over financial reporting identified numerous material weaknesses that rendered our internal control over financial reporting to be ineffective as of December 31, 2009. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the company’s annual or interim financial statements will not be prevented or detected on a timely basis. Our material weaknesses include, but are not limited to, a lack of technical expertise and processes to ensure compliance with our policies in a major operating subsidiary, insufficient complement of personnel with an appropriate knowledge and skill to comply with our specific engineering financial accounting and reporting requirements and low materiality thresholds, and noncompliance with our authorization policy. While we have implemented steps to remediate the identified deficiencies, as disclosed in Item 9A of this Form 10-K, there can be no guarantee that we will be successful in our attempts to correct our significant deficiencies. Our identified material weaknesses may raise concerns for investors and may have an adverse impact on the price of our common stock.

We do not foresee paying cash dividends in the foreseeable future.

We do not plan to declare or pay any cash dividends on our shares of common stock in the foreseeable future and we currently intend to retain any future earnings for funding growth. As a result, you should not rely on an investment in our securities if you require dividend income. Capital appreciation, if any, of our shares may be your sole source of gain for the foreseeable future. Moreover, you may not be able to sell your shares in our company at or above the price you paid for them.

ITEM 1B. UNRESOLVED STAFF COMMENTS

Not applicable.

ITEM 2. PROPERTIES

We have offices and processing sites in Zhuhai, Shenzhen, Guangzhou, Shanghai, Beijing, Wuhan in China, a corporate office in Hong Kong, one in New York, U.S.A.. All buildings and land are leased. The leases end within 2010 and are under negotiation for renewal. The central office is in Zhuhai, where the majority of design and engineering staff are located. The Beijing and Shanghai offices have smaller design teams as well. All offices are also sales centers for the area.

Hong Kong
63rd Floor, Bank of China Tower, 1 Garden Road	577.7 square meters (office)
Central, Hong Kong

Zhuhai
105 Baishi Road, Jiuzhou West Avenue, Zhuhai, Guangdong	1,080 square meters (office)
1,700 square meters (factory)
Beijing
1302, No.1 Baiyun Road, XiCheng District, Beijing	146 square meters (office)

Shanghai
Room 102, Building A Lane 521 (Hengchang Garden), Wanping South Road Xuhui District, Shanghai	120 square meters (office)

Shunde
No.5 Technology area, Xingtan town, Shunde district, Fo Shan City	5,600 square meters (office & factory)

Shenzhen
West Building 1302, Innovation and Technology Square II, Tain’an Cyber Park, Futian District, Shenzhen	390 square meters (office)

28G, Yayunxuan, Shi Xia Bei San Jie, Futian District, Shenzhen	260 square meters (office)

Wuhan
Floor 38, No. 568 Jianshe road, Wu Han International Trade Center, Jianghan district, WuHan city	200 square meters (office)

Guangzhou
Room 702, Hui Xiang Ge, Xianglong Garden, No.175 Tianhe North Road, Tianhe District, Guangzhou City	137 square meters (office)

New York City, U.S.A 110 Wall St, 14th Floor, New York, NY 10005, USA	312 square meters (office)

ITEM 3. LEGAL PROCEEDINGS

Techwell Litigation

Pursuant to a Stock Purchase Agreement dated November 7, 2007, the previous shareholders of Techwell Engineering Limited (“Techwell”), Mr. Ng, Chi Sum and Miss Yam, Mei Ling Maria, agreed to sell 100% of the shares in Techwell to the Company for approximately $11.7 million in cash and shares of common stock of the Company. Subsequent to the acquisition, Mr. Ng and Miss Yam were employed by Techwell.

On January 14, 2009, the board of directors of Techwell passed a board resolution, to dismiss both Mr. Ng and Miss Yam with immediate effect and remove Mr. Ng from the board of Techwell (the “Resolution”).  On January 16, 2009, Mr. Ng and Miss Yam filed a lawsuit in the High Court of Hong Kong against the Company and its subsidiary, Full Art International Limited. The lawsuit alleges that, inter alia, (i) the Company misrepresented to them the financial status of the Company and its operations during the course the negotiations of the Techwell acquisition; (ii) the Company failed to perform its obligations under a settlement agreement alleged to have been agreed to by the Company in January 2009; and (iii) the dismissal of Mr. Ng was unlawful and invalid. The lawsuit filed by Mr. Ng and Miss Yam requests the court for specific performance of the settlement agreement that was allegedly entered into, which would require the return of the Techwell company to Mr. Ng and Miss Yam, and in the absence of such grant of relief, Mr. Ng and Miss Yam request unspecified damages in lieu of return of the Techwell company.

On January 23, 2009 an ex-parte injunction order was granted to Mr. Ng, restraining the Company from implementing the Resolution, which was eventually dismissed with immediate effect on February 25, 2009 after a court session in the High Court of Hong Kong. Mr. Ng was also ordered to bear the costs of the various court proceedings in connection with the injunction order. On March 27, 2009, Mr. Ng and Miss Yam filed a summons in the High Court of Hong Kong seeking a court order for leave to join the Company’s principal shareholder, KGE Group Limited, as a defendant in the lawsuit, which was granted on April 9, 2009. As a result, KGE Group Limited became one of the defendants of the lawsuit. On May 12, 2009, the Company filed a Defense and Counterclaim at the High Court of Hong Kong in response to a Statement of Claim served by Mr. Ng and Miss Yam on the Company on April 7, 2009.

As of the date of this report, the Company, Mr. Ng, and Miss Yam are in discussions and negotiations to settle all disputes between the parties. However, there is no guarantee that the parties will reach an agreement to settle the dispute, in which case the Company intends to vigorously defend itself against the lawsuit. There can be no assurance that the lawsuit will be resolved in the Company’s favor. Even if the Company successfully defends the lawsuit, the Company may incur substantial costs defending or settling the lawsuit, in addition to a possible diversion of the time and attention of the Company’s management away from its business. If the Company is unsuccessful in defending the lawsuit, its may be required to pay a significant amount of damages and/or it may potentially lose ownership of Techwell, which will have a material adverse effect on the Company’s business, financial condition or results of operations. In the event we lose ownership of Techwell, we will lose the approximately $17.3 million of profit contribution since the acquisition of Techwell.

Dubai Metro Rail Project Dispute

On September 9, 2009, the Red Line, or first phase, of the Dubai Metro was officially opened. The Company, through its subsidiary Techwell, had been working towards completion of its external envelopes for stations along the Red Line of the Dubai Metro System. According to the Company’s original construction blueprint, the majority of its construction work was completed at the end of June 2009, and final construction milestones were scheduled for completion in the third quarter of 2009. With less than 5% of its contract remaining to be completed, Techwell was removed by the master contractor of the project, which also called for and received payment of $2.1 million in performance bonds and $7.3 million in advance payment bonds that were issued on Techwell's behalf for the project. The calling of the advance payment bonds was based on the master contractor's belief that it had paid in excess of the construction work performed.  The Company and certain of its subsidiaries are guarantors of the bonds that were paid by the banks, and the Company is liable under the guarantee agreements for such amounts paid by the banks. The Company does not believe that the master contractor had a proper basis for calling the bonds and intends to vigorously pursue and defend all of its legal rights and remedies related to the dispute. The Company has engaged a construction claims consultant to facilitate resolution of the dispute. The Company and its construction claims consultant, based on a review of the facts, documents, and materials available, believe that the Company has a reasonable opportunity to collect the amounts due to Techwell from the master contractor, less appropriate credits as its final amount due for work performed through September 2009. The Company, with the assistance of its claims consultant, have been continuously evaluating the dispute and probability of success on this dispute going forward and make the appropriate adjustments; however, no assurance can be given that the dispute will be resolved in the Company’s and Techwell’s favor.

ITEM 4. (REMOVED AND RESERVED)

PART II

ITEM 5. MARKET FOR REGISTRANT’S COMMON EQUITY, RELATED STOCKHOLDER MATTERS AND ISSUER PURCHASES OF EQUITY SECURITIES

From September 28, 2007 to June 9, 2008, our shares of common stock were listed for trading on the NYSE Amex under the ticket symbol “RCH.” On June 10, 2008, our common stock commenced trading on the NASDAQ Global Select Market under the symbol "CAEI." As of March 2, 2010 we had approximately 80 stockholders of record. This number does not include an indeterminate number of stockholders whose shares are held by brokers in street name.

On March 2, 2010 the closing sales price for our common stock on the NASDAQ Global Select Market was $1.04 per share.

The following table summarizes the high and low sales prices of our common stock as reported by the NYSE Amex (on and prior to June 9, 2008) and NASDAQ (on and after June 10, 2008).

	High	Low
Year ended December 31, 2009
Fourth Quarter	$1.79	$0.92
Third Quarter	$2.84	$1.46
Second Quarter	$2.47	$0.89
First Quarter	$2.60	$0.60

Year ended December 31, 2008
Fourth Quarter	$7.48	$1.63
Third Quarter	$9.97	$5.08
Second Quarter	$11.82	$5.25
First Quarter	$9.10	$4.75

The price of our common stock will likely fluctuate in the future. The stock market in general has experienced extreme stock price fluctuations in the past few years. Please see “Risk Factors—Our stock price is volatile and you might not be able to sell your securities at or above the price you have paid.”

Performance Stock Graph

September 28, 2007, the date of our initial listing on a national securities exchange, to the cumulative return over such period of The Nasdaq Stock Market Composite Index, and the Russell 2000 Index. We do not use a published industry or line-of-business basis, and does not believe we could reasonably identify a different peer group. The graph assumes that $100 was invested on the date on which we completed the public offering of our common stock conducted with its initial listing on September 28, 2007 and in each of the comparative indices on the same date. The graph further assumes that such amount was initially invested in the common stock of our company at the price to which such stock was first offered to the public by our company on the date of our public offering price of $3.50 per share that was conducted in connection with our initial listing. The stock price performance on the following graph is not necessarily indicative of future stock price performance.

COMPARISON OF CUMULATIVE TOTAL RETURN
AMONG CHINA ARCHITECTURAL ENGINEERING, INC.,
THE NASDAQ STOCK MARKET (U.S.) INDEX
AND THE RUSSELL 2000 INDEX

	9/28/07	12/31/07	3/31/08	6/30/08	9/30/08	12/31/08	3/31/09	6/30/09	9/30/09	12/31/09
China Architectural Engineering, Inc.	$100	$247.14	$155.71	$279.14	$202.57	$70.29	$28.00	$55.71	$47.71	$30.00
Nasdaq Stock Market (U.S.)	$100	$98.18	$84.36	$84.88	$77.43	$58.38	$56.58	$67.93	$78.56	$84.00
Russell 2000 Index	$100	$95.11	$85.41	$85.62	$84.37	$62.01	$52.49	$63.11	$75.02	$77.64

 Dividend Policy

We do not expect to declare or pay any cash dividends on our common stock in the foreseeable future, and we currently intend to retain future earnings, if any, to finance the expansion of our business. The decision whether to pay cash dividends on our common stock will be made by our board of directors, in its discretion, and will depend on our financial condition, operating results, capital requirements and other factors that the board of directors considers significant. We did not pay any cash dividends during 2009, 2008 and 2007.

The ability of our Chinese operating subsidiaries to pay dividends may be restricted due to the foreign exchange control policies and availability of cash balance of the Chinese operating subsidiaries. Because substantially all of our operations are conducted in China and a majority of our revenues are generated in China, substantially all of our revenue being earned and currency received are denominated in Renminbi (RMB). RMB is subject to the exchange control regulation in China, and, as a result, we may unable to distribute any dividends outside of China due to PRC exchange control regulations that restrict our ability to convert RMB into US Dollars.

Transfer Agent

The transfer agent and registrar for our common stock is Computershare Trust Company.

Equity Compensation Plan Information

Our equity compensation plan information is provided as set forth in Part III, Item 11.

Recent Sales of Unregistered Securities

None.

ITEM 6. SELECTED FINANCIAL DATA

The following selected consolidated statement of operations data for each of the years in the five-year period ended December 31, 2009 and the consolidated balance sheet data as of year-end for each of the years in the five-year period ended December 31, 2009 were derived from the audited consolidated financial statements. Such selected financial data should be read in conjunction with the consolidated financial statements and the notes to the consolidated financial statements starting on page F-1 and with “Item 7 - Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

	Year Ended December 31,
Consolidated Statements of Income	2009	2008	2007	2006	2005
	(restated)	(restated)	(restated)
	(in thousands, except share amounts and earnings per share)
Contract revenues earned	$117,191	$151,666	$86,617	$63,359	$49,515

Cost of contract revenues earned	(94,722)	(128,885)	(64,354)	(46,796)	(36,368)

Gross profit	$22,469	$22,781	$22,263	$16,563	$13,146

Selling, general and administrative expenses	(21,092)	(26,063)	(5,525)	(5,989)	(6,463)

Non-recurring general and administrative expenses	—	—	—	(3,806)	—

Finance Expense	—	—	(208)	—	—

Income/(Loss) from operations	$1,377	$(3,282)	$16,530	$6,768	$6,683
Interest income	58	1	108	—	—
Interest expense	(6,331)	(5,880)	(642)	—	(117)

Other income	177	1,922	88	700	501
Other expenses	(329)	(161)	(127)	—	—
Income/(Loss) before taxation	$(5,048)	$(7,400)	$15,957	$7,468	$7,068

Income tax	107	4	(2,422)	(1,318)	(1,157)
Discontinued Operation Loss, net of tax	(1,901)	—	—	—	—
Net Earnings/(Loss)	(6,842)	(7,396)	13,535	6,150	5,910
Net Loss attributable to non-controlling interest	33	20	—	—	—
Net income/(loss)	$(6,809)	$(7,376)	$13,535	$6,150	$5,910
Basic and diluted net income/(loss) per common share	(0.13)	(0.14)	0.27	0.14	0.14
Basic and diluted dividend paid per common share	—	—	0.26	0.04	0.06
Basic weighted average common shares outstanding	53,256,874	52,034,921	50,357,454	44,679,990	43,304,125
Diluted weighted average common shares outstanding	53,256,874	52,034,921	51,088,144	44,679,990	43,304,125

	December 31,
Consolidated Balance Sheets	2009	2008	2007	2006	2005
			(restated)
	(in thousands)
Current Assets	$135,667	$127,607	$84,988	$43,821	$21,712
Total Assets	146,560	141,538	95,737	44,861	22,320
Current Liabilities	77,324	66,770	39,313	21,784	14,016
Long-term Debt	24,673	25,237	6,481	2,565	-
Total Liabilities	101,997	92,017	45,794	24,349	14,016
Total Stockholders' Equity	44,563	49,521	49,943	20,512	8,304

ITEM 7. MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS.

Forward-Looking Statements

The following discussion should be read in conjunction with our consolidated financial statements and related notes included elsewhere in this report. This report contains forward-looking statements. The words “anticipated,” “believe,” “expect, “plan,” “intend,” “seek,” “estimate,” “project,” “could,” “may,” and similar expressions are intended to identify forward-looking statements. These statements include, among others, information regarding future operations, future capital expenditures, and future net cash flow. Such statements reflect our management’s current views with respect to future events and financial performance and involve risks and uncertainties, including, without limitation, general economic and business conditions, changes in foreign, political, social, and economic conditions, regulatory initiatives and compliance with governmental regulations, the ability to achieve further market penetration and additional customers, and various other matters, many of which are beyond our control. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove to be incorrect, actual results may vary materially and adversely from those anticipated, believed, estimated or otherwise indicated. Consequently, all of the forward-looking statements made in this report are qualified by these cautionary statements and there can be no assurance of the actual results or developments.

Overview

We were incorporated in the state of Delaware on March 16, 2004. We were originally organized as a “blank check” shell company to investigate and acquire a target company or business seeking the perceived advantages of being a publicly held corporation. On October 17, 2006, we closed a share exchange transaction described below, pursuant to which we (i) became the 100% parent of Full Art International, Ltd., a Hong Kong company (“Full Art”), which has four subsidiaries, including the wholly-owned subsidiary, Zhuhai King Glass Engineering Co., Ltd., a company formed under the laws of the People’s Republic of China (“PRC” or “China”), (ii) assumed the operations of Full Art and its subsidiaries and (iii) changed our name from SRKP 1, Inc. to China Architectural Engineering, Inc. Full Art was incorporated in Hong Kong on July 30, 1992 under the Companies Ordinance of Hong Kong.

Domestic (China) and International Construction

We have traditionally specialized in high-end curtain wall systems (including glass, stone and metal curtain walls), roofing systems, steel construction systems, eco-energy saving building conservation systems and related products, for public works and commercial real estate projects.  We compete on the strength of our reputation, relationships with government and commercial clients, and our ability to give expression to the vision of leading architects.

The recent trends in the global economy have had a significant adverse impact on the commercial construction industry as a whole. As a result, the competitive environment in which we operate has become more competitive, increasing the number of re-bid construction projects and amount of time between bidding and award of a project, reducing selling prices, and causing competitors to modify the scope and type of projects on which they bid. In 2008 we increased the number of international construction projects, but in 2009 the spread of the global recession and reduction in the nature and scope of international construction projects has led us to primarily focus our attention on domestic projects in China. Dubai, Doha, Kuwait and other middle east region have been suffered a great impact markedly under the global financial crisis. Our projects suffered a certain degree of impact as well. During 2009, we have experienced a decrease in the project turnover and an increase in costs and delays in customer payments. As a result, our results of operations have suffered. However, we conducted our Dubai and Doha Projects construction under the original schedule, and executed the design for Kuwait project. After the completion of “soft-open” of Dubai Metro Rail Project in September 2009, the contractor called bonds and refused to sign and pay for the project payments, which have resulted in a cash flow difficulties for our company. As described below, we dispute the contractor’s rights to call the bonds and seeking remedies for its actions. In addition, after a thorough review and analysis of the feasibility and profitability of the Singapore Project, we determined that it was in the best interests of our company to withdraw from the project.

We do not believe that the international economy will experience a swift recovery in the near future and therefore its negative impact on construction industry still exists and will exist in the near future. As a result, we suspended the orders of the construction of international projects, and shifted the focus of our business to design and professional consulting services. We have taken steps to continue our development and research of new technologies and to maintain our company’s position in the industry.  To develop projects and generate revenue, we have sought to join new projects in the position of design and project consultant and the role of material supplier.

In the past, the number and size of our international projects had been increasing, but during 2009 our management has moved to refocus our resources to projects in the mainland China. During the second quarter of 2009, we decided to terminate our work on the project in Singapore and stop the guarantee related to the project. Our management reviewed and created updated forecasts for the project and concluded that there will be major differences between the design concept as originally contemplated and the final site structures. As a result, we decided to terminate our work on the project since we did not receive approval for our improvement proposal, and resources related to the project were moved to projects in China.

We believe that the Chinese market has faired much better than most of the international markets. With the strength of our reputation and history of notable projects in China, we are focusing our resources and efforts in our domestic market.  We believe that we have long-standing relationships with leading Chinese and international architects, having completed high profile projects in China. During the year 2009, we commenced certain landmark projects in China, which consisted of the Changsha Train Station, Changsha Museum, Guangzhou Science Town, and projects in Jinan and Inner Mongolia. These projects are expected to be completed in 2010.

Revenues and earnings recognition on many construction contracts are measured based on progress achieved as a percentage of the total project effort or upon the completion of milestones or performance criteria rather than evenly or linearly over the period of performance. Our work is performed under cost-plus-fee contracts and fixed-price contracts. The length of our contracts varies but typically has a duration of approximately one to two years. Approximately 95% of our sales are from-fixed price contracts. The remaining sales are from cost-plus-fee contracts. Under fixed-price contracts, we receive a fixed price. Consequently, we realize a profit on fixed-price contracts only if we control our costs and prevent cost over-runs on the contracts. Approximately 70% of contracts are modified after they begin, usually to accommodate requests from clients to increase project size and scope. In cases where fixed-price contracts are modified, the fixed price is renegotiated and adjusted upwards accordingly. Under cost-plus-fee contracts, which may be subject to contract ceiling amounts, we are reimbursed for allowable costs and fees, which may be fixed or performance-based. If our costs exceed the contract ceiling or are not allowable under the provisions of the contract or any applicable regulations, we may not be reimbursed for all our costs.

Proposed Acquisition of 60% Equity Interest in ConnGame

In December 2009, we and First Jet entered into a letter of intent for the Acquisition (“Letter of Intent”) that set forth the principal terms under which we would issue up to 25,000,000 shares of our common stock to First Jet to acquire 60% of the equity interest of Shanghai ConnGame Network Co. Ltd., a company formed under the laws of the People’s Republic of China (“ConnGame”), which is a developer and publisher of MMORPG (Massively Multiplayer Online Role Playing Game). In January 2010, our board of directors and stockholders approved our acquisition of a 60% equity interest in ConnGame. We believe our acquisition of ConnGame will enable us to strengthen our core architectural engineering and design abilities, in addition to enabling us to enter China's large online game market, with ConnGame’s two to-be-released MMORPG games. We believe that the online game industry and its related business model will be a growing market in China.

Pursuant to the terms of the Letter of Intent, we would issue the total 25,000,000 shares of common stock to First Jet if an independent valuation firm determined that the value of ConnGame was equal or greater to $50 million. We received an appraisal report dated January 17, 2010 from Shanghai Xinda Asset Appraisal Co., Ltd. According to the appraisal, subject to its assumptions and limitations, the fair market value of ConnGame on January 15, 2010 was approximately $52 million (RMB 357 million), based on a discounted cash flow model. In addition, the proposed acquisition and the issuance of the shares will be subject to numerous closing conditions, including the execution of a waiver of reduction to conversion price of our outstanding Bonds or exercise price of the 2008 Warrants. As described below, we and the bondholders, in addition to other parties, entered into a waiver agreement on February 24, 2010.

Upon the consummation of the acquisition, if and when it shall occur, it is anticipated that Luo Ken Yi will resign as Chairman of the Board of Directors. Mr. Luo will remain as a member of the Board. Upon Mr. Luo’s resignation as the Chairman of the Board, the Board will appoint Mr. Jun Tang, the sole shareholder of First Jet, as Chairman of the Board. Mr. Jun Tang, 47, currently serves as the President and Chief Executive Officer of New Huadu Group, Fujian. From 2004 to 2008, Mr. Tang served as President of Shanghai SNDA (Nasdaq: SNDA), a interactive entertainment media company in China. Prior to that, he served as President of Microsoft China Co., Ltd from 2002 to 2004. From 1997 to 2002, he served as General Manager of Microsoft Global Technical Engineering Center, and from 1994 to 1997 he served as Senior Project Manager for Microsoft US. Mr. Tang received his doctorate degree, master’s degree and bachelor’s degree in the U.S., Japan and China, respectively.

Completion of the proposed acquisition is subject to negotiation and execution of a definitive equity transfer agreement, regulatory approvals, and other customary closing conditions. Therefore, there can be no guarantee that the acquisition will be consummated.

Wavier Agreement

On February 24, 2010, we entered into an Amendment and Waiver Agreement (the “Waiver Agreement”) with the holders of our outstanding Variable Rate Convertible Bonds due 2012 (the “2007 Bonds”) and 12% Convertible Bonds due 2011 (the “2008 Bonds,” and collectively with the 2007 Bonds, the “Bonds”) and warrants to purchase 300,000 shares of our common stock expiring 2013 (the “2008 Warrants”). Pursuant to the Waiver Agreement, the holders of the Bonds and the 2008 Warrants agreed to waive their right to a reduction in the conversion price of the Bonds and the exercise price of the 2008 Warrants upon our anticipated issuance of up to 25,000,000 shares for the proposed acquisition of a 60% ownership interest in ConnGame. Additionally, the holders of the 2008 Bonds agreed to waive any default under the terms and conditions of the trust deed governing the 2008 Bonds relating to the requirement that KGE Group Limited, our largest shareholder, own at least 45% of our issued and outstanding common stock.

The waivers contained in the Waiver Agreement are subject to numerous conditions. We agreed to pay the Bondholders the interest in arrears owed on the Bonds as of March 31, 2010 in two equal payments on March 31, 2010 and May 31, 2010 of approximately $1.26 million each and to pay 100% of the interest payments on the Bonds that becomes due in April 2010 to be paid on April 15, 2010 of approximately $1.32 million, for aggregate payments of approximately $3.84 million. We also agreed to repay the principal and all accrued interest that we owe to ABN AMRO Bank (China) Co., Ltd., Shenzhen Branch (the “Overdraft Lender”) under an Overdraft Facility letter in three equal separate installments. The total amount owed to the Overdraft Lender is equal to approximately $4.91 million. The first installment is due no later than March 31, 2010, the second installment is due on April 30, 2010 and the third installment is due on May 31, 2010. We also agreed that we will not repay or prepay any debt prior to its currently scheduled due date until we make all of the payments specified in the Waiver Agreement and the Bonds have been redeemed in full and that any new indebtedness incurred by us for the purpose of repaying the Overdraft Facility will (i) not exceed the outstanding amount due and payable under the Overdraft Facility and (ii) be subordinated to all amount owed under the Bonds.

If we fail to make any of the payments specified in the Waiver Agreement, then all rights of the holders of the Bonds and 2008 Warrants waived under the Waiver Agreement to or to be waived under the Waiver Agreement, will not be waived and will be reinstated, and any previous waivers will be null and void. In such case, appropriate adjustments may be made to reduce the conversion and exercise price of the Bonds and 2008 Warrants. In addition, the bondholders may declare a default under the Bonds and require us to pay the Bonds, which could result in bankruptcy or otherwise impair our ability to maintain sufficient liquidity to continue our operations.

Dubai Metro Rail Project

On September 9, 2009, the Red Line, or first phase, of the Dubai Metro was officially opened. We, through our subsidiary Techwell Engineering Limited, had been working towards completion of our external envelopes for stations along the Red Line of the Dubai Metro System. According to our original construction blueprint, the majority of our construction work was completed at the end of June 2009, and final construction milestones were scheduled for completion in the third quarter of 2009. With less than 5% of our contract remaining to be completed, Techwell was removed by the master contractor of the project, who also called for and received payment of $2.1 million in performance bonds and $7.3 million in advance payment bonds that were issued on Techwell's behalf for the project. The calling of the advance payment bonds was based on the master contractor's belief that it had paid in excess of the construction work performed. We and certain of our subsidiaries are guarantors of the bonds that were paid by the banks, and we are liable under the guarantee agreements for such amounts paid by the banks. We do not believe that the master contractor had a proper basis for calling the bonds and intend to vigorously pursue and defend all of our legal rights and remedies related to this dispute. We have engaged a construction claims consultant to facilitate resolution of this dispute. We and our construction claims consultant, based on a review of the facts, documents, and materials available, believe that we have a reasonable opportunity to collect the amounts due to Techwell from the master contractor, less appropriate credits as our final amount due for work performed through September 2009. We, with the assistance of our claims consultant, have been continuously evaluating the dispute and probability of success on this dispute going forward and make the appropriate adjustments; however, no assurance can be given that the dispute will be resolved in our and Techwell’s favor.

Nine Dragon Project

In May 2009, we entered into a Framework Agreement to undertake several large scale constructions of projects at the Zhejiang Nine Dragon Holiday Resort in China. Pursuant to the terms of the Framework Agreement, the projects are to include the construction of a marine park, playland, movie city and hotel. In July 2009, we entered into a Letter of Intent of Land Transfer with the affiliates of Shanghai Nine Dragon, and we agreed to sell 17 million shares of our common stock to affiliates of Nine Dragon, with the related proceeds being used as the working capital for the construction of Nine Dragon Project. However, the affiliates attempted to renegotiate the use of proceeds to instead be used for the purchase the apartments of Nine Dragon. Such request was rejected by our board of directors and majority of the stockholders, and as a result, the transaction was not completed. We actively maintain communication with Shanghai Nine Dragon, endeavoring to obtain the design and construction work contracts of the project.

Shenzhen Office Relocation - Discontinued Operations related to International Projects

In September 2009, the Company’s Shenzhen office was downsized and moved out from the leasehold multi-floor office building to a smaller leased place at minimal operations. The move was a result from the Company’s recent restructure and reorganization to turn back to the domestic market in China instead of overseas market due to the recent change in international economic environments. The set up of the Shenzhen office was originally for the support of the overseas operations which the Company decided to be discontinued.  A new, smaller sized Shenzhen Office was set-up to serve the domestic market in China. As a result, the current improvement works to the leasehold multi-floor office building were stopped and being written off in the period under this report as discontinued operation loss of $1,900,794. The Discontinued Operation Loss of was presented in the income statement because the downsize of Shenzhen office was considered as the discontinued operation as (1) there was no operations and cash flows regarding the ceased operation in the office, i.e. design and engineering support services to the international projects after the Company restructured to focus back to domestic market in PRC and (2) the new, small size Shenzhen office has no significant involvement in the ceased operation, i.e. no more significant support services to international projects.

Critical Accounting Policies, Estimates and Assumptions

Management’s discussion and analysis of results of operations and financial condition are based upon our consolidated financial statements. These statements have been prepared in accordance with accounting principles generally accepted in the United States of America. These principles require management to make certain estimates and assumptions that affect amounts reported and disclosed in the financial statements and related notes. The most significant estimates and assumptions include provisions for income taxes, allowance for doubtful accounts, and the recoverability of the long-lived assets. Actual results could differ from these estimates. Periodically, we review all significant estimates and assumptions affecting the financial statements and record the effect of any necessary adjustments.

The following critical accounting policies rely upon assumptions and estimates and were used in the preparation of our consolidated financial statements:

Revenue and Cost Recognition – Revenues from fixed-price and modified fixed-price construction contracts are recognized on the percentage-of-completion method, measured by the percentage of cost incurred to date to the estimated total cost for each contract. The revenue earned in a period is based on the ratio of costs incurred to the total estimated costs required by the contract. Contract costs include all direct material and labor costs and those indirect costs related to contract performance, such as indirect labor, supplies, tools, repairs, and depreciation costs. Total estimated gross profit on a contract, being the difference between total estimated contract revenue and total estimated contract cost, is determined before the amount earned on the contract for a period can be recognized. The measurement of the extent of progress toward completion are used to determine the amount of gross profit earned to date; the earned revenue to date is the sum of the total cost incurred on the contract and the amount of gross profit earned.

Earned revenue, cost of earned revenue, and gross profit are determined as follows:

i. Earned Revenue is the amount of gross profit earned on a contract for a period plus the costs incurred on the contract during the period.

ii. Cost of Earned Revenue is the cost incurred during the period, excluding the cost of materials not unique to a contract that have not been used for the contract.

iii. Gross Profit earned on a contract is computed by multiplying the total estimated gross profit on the contract by the percentage of completion. The excess of that amount over the amount of gross profit reported in prior periods is the earned gross profit that should be recognized in the income statement for the current period.

Allowances for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Changes in job performance, job conditions, and estimated profitability, including those arising from contract penalty provisions, and final contract settlements may result in revisions to costs and income and are recognized in the period in which the revisions are determined. Profit incentives are included in revenues when their realization is reasonably assured. An amount equal to contract costs attributable to claims is included in revenues when realization is probable and the amount can be reliably estimated.

Selling, General, And Administrative Costs – Selling, general, and administrative costs are charged to expense as incurred.

Contract Receivable – Contract receivable represents billings to customers on the percentage of work completed and recognized to date based on contract price. An allowance is provided for doubtful collections which is based upon a review of outstanding receivables, historical collection information, and existing economic conditions. We record an allowance for doubtful collections for our outstanding contract receivable at the end of the period in accordance with generally accepted accounting principles in the United States, and we consider that allowance to be reasonable at December 31, 2009, 2008, and 2007. As of December 31, 2009, our provision for doubtful accounts was $6.6 million, which was 6.9% of our construction contract related receivables of $95.8 million.

Among the contract receivables as of December 31, 2009, $13.5 million was outstanding over 365 days and $16.1 million over 730 days, in total of $26.9 million which including $10.6 million of retention money which would only be settled after the retention periods of two or three years. The Company periodically prepares the aging of the receivables information and reviews the balances with consideration of the background of each client for assessing the realizable value of the balances and would make provision when appropriate. The Company notes that its account receivables that are 365 and 720 days old are primarily related to the Company’s PRC operations, and the payment cycle in the PRC commonly entails a receivable being outstanding for over one to two years before collection. Such situations are particularly common in the construction market and with the clients from government. Since the Company’s older outstanding receivables are mainly of government projects, the final accounts and payments are required to be processed through a lengthy bureaucratic process in the PRC government. Based on the foregoing, and despite the receivables being outstanding from 365 to 720 days, the Company considers them to be realizable because the Company believes that there is a remote chance that the PRC Government will go into bankruptcy or otherwise refuse to make payment on the receivables. In addition, the Company has the policy of conducting a comprehensive review the aging of account receivables on a regular basis every three months. Furthermore, the Company has a designated staff member from one of its PRC subsidiaries to remain in constant communication with the Company’s various departments regarding PRC receivables collection status, and allowances for doubtful accounts is made, as necessary, based on the collection status updates. As of December 31, 2009, the contract receivables under aging of 1 to 30 days amounted to $52.3 million including the receivables of the projects in Dubai which were recognized at the end of the year at $42 million.

Comprehensive Income – Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners. Among other disclosures, all items that are required to be recognized under current accounting standards as components of comprehensive income are required to be reported in a financial statement that is presented with the same prominence as other consolidated financial statements. Our current components of other comprehensive income are the foreign currency translation adjustment.

Income Taxes – The Company uses the accrual method of accounting to determine and report its taxable reduction of income taxes for the year in which they are available. The Company has implemented ASC 740-270, Accounting for Income Taxes. Income tax liabilities computed according to the United States, People’s Republic of China (PRC), Hong Kong SAR, Macau SAR and Australia tax laws are provided for the tax effects of transactions reported in the financial statements and consists of taxes currently due plus deferred taxes related primarily to differences between the basis of fixed assets and intangible assets for financial and tax reporting. The deferred tax assets and liabilities represent the future tax return consequences of those differences, which will be either taxable or deductible when the assets and liabilities are recovered or settled. Deferred taxes also are recognized for operating losses that are available to offset future income taxes. A valuation allowance is created to evaluate deferred tax assets if it is more likely than not that these items will either expire before the Company is able to realize that tax benefit, or that future realization is uncertain.

Accounting for the Impairment of Long-Lived Assets – The long-lived assets held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of assets may not be recoverable. It is reasonably possible that these assets could become impaired as a result of technology or other industry changes. Determination of recoverability of assets to be held and used is by comparing the carrying amount of an asset to future net undiscounted cash flows to be generated by the assets. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell. During the reporting periods, there was no impairment loss.

Goodwill and Intangible Assets - In accordance with ASC 350, “Goodwill and Other Intangible Assets.” the Company does not amortize goodwill or intangible assets with indefinite lives. For goodwill and other intangible assets, impairment tests are performed annually and more frequently whenever events or changes in circumstances indicate goodwill carrying values exceed estimated reporting unit fair values. Upon indication that the carrying values of such assets may not be recoverable, the Company recognizes an impairment loss as a charge against current operations. Based on the impairment tests performed, there was no impairment of goodwill or other intangible assets in fiscal 2009, 2008 and 2007.

As of December 31, 2009, based on calculations conducted by the Company, the fair value exceeds carrying value by approximately 22%. Material assumptions include: (1) The reporting unit continues to have the profitable operations for a period of next 10 years; (2) the revenue has the steady annual growth rate ranging from 5% to 8% as in line with the estimated growth rate of PRC economy; (3) costs of funds kept stable for the period of next 10 years resulting in a stable discount rate for the projection of estimated fair value; and (4) no material change in the prevailing payment terms of the construction industry that allowing the working capital requirement kept at a low level at 15%. Uncertainties include: (1) The ability of the reporting unit to continue as a profitable operation may be affected by changes in technologies and the market of the construction industry; (2) the growth of the PRC economy may not be as steady as projected that in turn affect the steady growth of the revenue of the reporting unit, (3) it is also uncertain about the capital market that affect the costs of fund of the company; and (4) the prevailing payment terms used in the construction industry may be changed as a result of changes in the business environment for the construction industry. Potential events include (1) the appreciation of the value of RMB that would slow down the export and in turn the economic development of China that in turn have negative effect of property development industry in China; and (2) the controlling policies towards the property market by the PRC government. See above, “Risk Factors—If our goodwill resulting from our 2007 acquisition of Techwell becomes impaired, then our financial condition and profits may be reduced.”

Foreign Currency Translation – The consolidated financial statements are presented in United States Dollars (US$). Our functional currency is the US$, while domestic subsidiaries’ use the Renminbi (RMB) and Hong Kong and overseas subsidiaries use local currencies as their functional currencies. The consolidated financial statements are translated into United States dollars from RMB, HKD, MOP and AED at year-end exchange rates as to assets and liabilities and average exchange rates as to revenues and expenses. Capital accounts are translated at their historical exchange rates when the capital transactions occurred. The RMB is not freely convertible into foreign currency and all foreign exchange transactions must take place through authorized institutions. No representation is made that the RMB amounts could have been, or could be, converted into USD at the rates used in translation.

Statutory Reserves – Surplus reserves for foreign investment enterprises are referring to the amount appropriated from the net income in accordance with PRC laws or regulations, which can be used to recover losses and increase capital, as approved, and are to be used to expand production or operations.

Results of Operations

The following table sets forth our consolidated statements of income for the years ended December 31, 2009, 2008 and 2007 in U.S. dollars:

	Year Ended December 31,
	2009	2008	2007
	(restated)	(restated)	(restated)
	(in thousands, except share amounts and earnings per share)
Contract revenues earned	$117,191	151,666	86,617

Cost of contract revenues earned	(94,722)	(128,885)	(64,354)

Gross profit	$22,469	22,781	22,263

Selling, general and administrative expenses	(21,092)	(26,063)	(5,525)

Non-recurring general and administrative expenses	—	—	—
Finance Expense	—	—	(208)
Income/(Loss) from operations	$1,377	(3,282)	16,530
Interest income	58	1	108
Interest expense	(6,331)	(5,880)	(642)

Other income	177	1,922	88
Other expenses	(329)	(161)	(127)
Income/(Loss) before taxation	$(5,048)	(7,400)	15,957

Income tax	107	4	(2,422)
Discontinued Operation Loss, net of tax	(1,901)	—	—
Net Earnings/(Loss)	(6,842)	(7,396)	13,535
Net Loss attributable to non-controlling interest	33	20	—
Net Earnings/(Loss) attributable to the Company	$(6,809)	(7,376)	13,535
Basic net income/(loss) per common share	(0.13)	(0.14)	0.27
Diluted net income/(loss) per common share	(0.13)	(0.14)	0.26

Basic weighted average common shares outstanding	53,256,874	52,034,921	50,357,454
Diluted weighted average common shares outstanding	53,256,874	52,034,921	51,088,144

Years ended December 31, 2009 and 2008

Contract revenues earned for the year ended December 31, 2009 were $117.2 million, a decrease of $34.5 million, or 23%, from the contract revenues earned of $151.7 million for the comparable period in 2008. The primary reasons for the decrease in contract revenues earned were due to major international projects entering the completion phase from which project revenue was declining, such as the Metro Red Line Project in Dubai as well as projects in Doha and New York. During 2009, we completed approximately 37 projects, with our three largest projects being the Dubai Metro Red Line, Guangdong Science City Headquarter Phase I, and Doha High Rise Office Tower, which accounted for approximately 43.2%, 9.2 % and 7.0% of our contract revenues, respectively, for the year ended December 31, 2009. We do not expect to engage in international projects in 2010.

Cost of contract revenues earned for the year ended December 31, 2009 was $94.7 million, a decrease of $34.2 million, or 27%, from $128.9 million for the comparable period in 2008. Cost of contract revenues earned consists of raw materials, labor and other operating costs related to contract performance. The decrease in costs of contract revenues earned was primarily due to a decrease in revenue in 2009. As a percentage of contract revenues, cost of contract revenues was approximately 80.8% for the year ended December 31, 2009, as compared to 85.0% for the same period in 2008. The decrease in cost of contract revenues as a percentage of revenues was primarily due to various costs control and cutting measures taken in 2009, such as the downsizing of our Shenzhen office. In 2009, as a result of the increased costs in the PRC, where the materials were procured, and the global economic recession, the company permitted a decreased margin charge as compared to previous years. As a result, there were estimated losses on uncompleted contracts identified and charged to the costs of contract revenues in the Company’s income statement. A substantial majority of this charge resulted from a project in Doha of Middle East, which revealed an estimated loss of approximately $3.8 million and the full amount of loss was charged to the income statement as costs of revenue earned in the year ended December 31, 2009.

Gross profit for the year ended December 31, 2009 was $22.5 million, a decrease of $0.3 million, or 1%, from $22.8 million for the comparable period of 2008. Our gross margin for the year ended December 31, 2009 was 19.2% as compared with 15.0% for the year ended December 31, 2008. The increase was primarily a result the costs controlling and cutting measures taken place in the fourth quarter of 2009, including the downsizing of the design and engineering team and reduction of project site-staffing.

Selling, general and administrative expenses mainly consists of staffing related costs, rental charges for offices and equipments, office administrative expenditures, business travel expenses, and depreciation charges. Selling, general and administrative expenses were $21.1 million for the year ended December 31, 2009, a decrease of approximately $5.0 million, or 19%, from $26.1 million for the comparable period in 2008. The decrease was primarily a result of our operational contraction in the fourth quarter of 2009, including a reduction in staffing, office rental and other costs savings associated with curtailing of overseas operations during 2009.

Interest expenses and finance expenses were approximately $6.3 million for the year ended December 31, 2009, an increase of approximately $0.4 million, from $5.9 million for the comparable period in 2008. The increase was primarily due to the additional interest expense for the full year 2009 related to the $20 million convertible bonds that we issued April 2008. The interest expenses related to convertible bonds were $5.9 million, $4.4 million and $0.6 million for the year ended December 31, 2009, 2008 and 2007 respectively.

Income tax benefit was $107,000 in 2009, compared with $4,000 for the year ended December 31, 2008. The primary reason for the decrease in tax was due to the zero corporate income tax rate associated with revenues from the Dubai project, our largest ongoing project during the year 2009 and the deferred tax benefit of a subsidiary, Techwell Engineering Ltd.

Net loss for the year ended December 31, 2009 was $6.8 million, as compared to net loss of $7.4 million in 2008.

Years Ended December 31, 2008 and 2007

Contract revenues earned for the year ended December 31, 2008 were $151.7 million, an increase of $65.1 million, or 75%, from the contract revenues earned of $86.6 million for the comparable period in 2007. The primary reason for the increase in contract revenues earned was an increase in the number and size of projects for the year ended December 31, 2008 due to our rapid expansion into the overseas market, such as Dubai and New York.

Cost of contract revenues earned for the year ended December 31, 2008 was $128.9 million, an increase of $64.5 million, or 100%, from $64.4 million for the comparable period in 2007. Cost of contract revenues earned consists of raw materials, labor and other operating costs related to contract performance. The increase in costs of contract revenues earned was primarily due to the increased number and size of projects for the year ended December 31, 2008.  Our cost of contract revenues grew at a faster rate than our contract revenues primarily due to the increase in costs of raw materials, project set-up costs, and labor costs.

Gross profit for the year ended December 31, 2008 was $22.8 million, an increase of $0.5 million, or 2%, from $22.3 million for the comparable period of 2007. Our gross margin for the year ended December 31, 2008 was 15.0% as compared with 25.7% for the year ended December 31, 2007. The decrease was primarily a result of higher raw material, project set-up costs, and labor costs, especially in our domestic market of China.

Selling, general and administrative expenses were $26.1 million for the year ended December 31, 2008, an increase of approximately $20.6 million, or 375%, from $5.5 million for the comparable period in 2007. The increase was primarily due to our operational expansion, including the growth in staff, office rental and other start-up costs associated with the expansion of our overseas operations during 2008. Techwell, which we acquired in November 2007, contributed approximately half to the increase in the expenses.  In addition, there was $5 million bad debt provision recorded in 2008 as a result of global slowdown.

Interest expenses and finance expenses were approximately $5.9 million for the year ended December 31, 2008, an increase of approximately $5.3 million, from $0.6 million for the comparable period in 2007. The increase was primarily due to our issuance of $20 million convertible bonds in April 2008.

Income tax benefit was $4,000 in 2008, compared with expenses of $2.4 million for the year ended December 31, 2007. The primary reason for the decrease was due to the zero corporate income tax rate associated with revenues from the Dubai project, our largest ongoing project during the year 2008.

Net loss for the year ended December 31, 2008 was $7.4 million, as compared to net income of $13.5 million in 2007.

Dubai Project Dispute - Percentage of Completion and Related Receivables

With the use of “percentage-of-completion” method, the revenue to be recognized for each period will included both (1) the revenue earned for the current period and (2) the adjustment to previously recognized revenue that is required because of the changes in estimated total revenue, costs and profitability of projects from which the previous revenue had been recognized. The changes in the estimates may be the result of, for example, increased costs or overhead expenses of the projects, changes of the scope of the works of the contract as well as the changes of technologies used which in turn affect the costs of the project. Under these circumstances, the estimated revenue and costs can change and as a result the estimated profitability of the project can change, which affects the profit elements in the revenue previously recognized and may be required to be revised accordingly. The “adjustments” or “revisions” are made via adjustment to the current period revenue because it is the changes in estimates that are requiring the revisions and not a restatement of the previous period figures.

With respect to the Dubai Metro Rail Project, which was the primary focus of Techwell, an adjustment under the percentage-of-completion method described above may be required if, for example, the Company and the Company’s claim consultant modifies its evaluation of the Company’s claims such that the Company is not likely to recover its claims as currently anticipated, if the Company encounters any unexpected difficulties in the claiming process which making the increase of claiming costs, and if a commercial settlement between the parties is reached on a amounts different from current value estimates. In such scenarios, the final project revenue or estimated costs may be changed to affect the revenue recognition of the project. However, neither of the situations is considered to exist at the moment of the reporting that affects the accounting estimates of revenue and costs used for the period. As such, the Company believes that the revenue recognized to date is appropriate as there were periodic reviews of the estimates of the project revenue and costs by the Company to reflect the latest profitability of the project for revenue recognition.

One of the primarily reasons that the Company’s contract receivables have increased is the delay in payment by client of the Dubai projects since April 2009. The underlying receivable as of September 30, 2009 from the Dubai projects was equal to approximately $19.2 million, which represented 23% of the total contract receivables as of such date. The Company has employed a claim consultant, Hill International, to facilitate the Company’s claim for the back payment. The Company currently expects that there will be progress and payments will be received as early as the third quarter of 2010. However, due to the ongoing dispute, there is no guarantee that the Company will collect all or a portion of the contract receivable. For receivables related to the Dubai Project, the client delayed payment to us since April 2009 by refusing to issue the Certificates for Value of Work Done. No Certificates have been issued since April 2009. The Certificates are pre-requisites to proceed with payment to the Company. The client paid for all work for Certificates for Value of Work Done issued in or before April 2009. Such payments were made prior to December 31, 2009. As a result, no account receivables at December 31, 2009 represent work for the above-referenced Certificates issued in or before April 2009. The receivables for the year ended December 31, 2009 were recognized in accordance with the Percentage of Completion Method and based on the claim consultant’s report on the estimated final value of work done that the Company completed as of December 31, 2009.

The Company has not recorded an allowance for doubtful accounts related to the Dubai project. The Company has engaged a construction claims consultant to facilitate resolution of the dispute. The Company and its construction claims consultant, based on a review of the facts, documents, and materials available, believe that the Company has a reasonable opportunity to collect the amounts due to Techwell from the master contractor, less appropriate credits as its final amount due for work performed through September 2009. The Company, with the assistance of its claims consultant, have been continuously evaluating the dispute and probability of success on this dispute going forward and make the appropriate adjustments; however, no assurance can be given that the dispute will be resolved in the Company’s and Techwell’s favor. In the report of the claim consultant, there are the high and low estimates for the final total value of work done for the Dubai project. The Company started with the low estimates with prudence and adjusted such amounts with the amounts that the claim consultant’s expressed that there was an excellent opportunity for the Company to be recovered. Furthermore, as the client of the projects being the joint venture of two reputable Japanese corporations and one Turkish corporation with long operating histories, the Company believes that the possibility of default in payment is considered not likely to occur. Based on these supporting documents and analysis, the Company believes that the receivables will be collected and no allowance is required. However, the Company will be required to account for doubtful collection of the receivables related to the Dubai Project in the event it concludes that it is not likely that the Company will be able to collect the receivables.

Liquidity and Capital Resources

At December 31, 2009, we had cash and cash equivalents of $0.7 million.

Prior to October 17, 2006, we financed our business operations through short-term bank loans, cash provided by operations, and credit provided by suppliers. On October 17, 2006, concurrently with the close of a share exchange transaction, we received gross proceeds of $3.7 million in a private placement transaction.  After commissions and expenses, we received net proceeds of approximately $3.1 million. In October 2007, we completed an initial public offering consisting of 847,550 shares of our common stock. Our sale of common stock, which was sold indirectly by us to the public at a price of $3.50 per share, resulted in net proceeds of approximately $2.0 million.

We have also financed our operations through the issuance of convertible bonds. On April 12, 2007, we completed a financing transaction pursuant to which we issued the 2007 Bonds in the principal amount of $10 million. The 2007 Bonds bear cash interest at the rate of 6% per annum for the first year after April 12, 2007 and 3% per annum thereafter, of the principal amount of the 2007 Bonds. Each 2007 Bond is convertible at an initial conversion price of $3.50 per share. At any time after April 12, 2010, holders of the 2007 Bonds can require us to redeem the 2007 Bonds at 126.51% of the principal amount. We are required to redeem any outstanding 2007 Bonds at 150.87% of its principal amount on April 4, 2012. We also issued 800,000 warrants on April 12, 2007 to purchase an aggregate of 800,000 shares of our common stock, subject to adjustments for stock splits or reorganizations as set forth in the warrant instrument. The bondholder exercised these warrants in November 2008, and after receipt of $8,000 in exercise proceeds, we issued 800,000 shares of common stock to the bondholder. Also, in September 2008, $2 million worth of bonds were converted into shares of common stock pursuant to which we issued 571,428 shares of common stock.

On April 15, 2008, we completed a financing transaction pursuant to which we issued the 2008 Bonds in the principal amount of $20.0 million. The 2008 Bonds bear cash interest at the rate of 12% per annum. Interest is payable semi-annually in arrears on April 15 and October 15 of each year (each an “Interest Payment Date”) commencing October 15, 2008. On any Interest Payment Date on or after April 15, 2010, the holders of the Bonds can require us to redeem the Bonds at 116.61% of the principal amount. We are required to redeem any outstanding Bonds at 116.61% of its principal amount on April 15, 2011. We also issued 300,000 warrants in connection with the 2008 Bonds on April 15, 2008 to purchase an aggregate of 300,000 shares of our common stock, subject to adjustments for stock splits or reorganizations as set forth in the warrant instrument.

On February 24, 2010, we entered into the Waiver Agreement with the holders of our 2007 Bonds and 2008 Bonds and 2008 Warrants. Pursuant to the Waiver Agreement, we agreed to pay the bondholders the interest in arrears owed on the Bonds as of March 31, 2010 in two equal payments on March 31, 2010 and May 31, 2010 of approximately $1.26 million each and to pay 100% of the interest payments on the Bonds that becomes due in April 2010 to be paid on April 15, 2010 of approximately $1.32 million, for aggregate payments of approximately $3.84 million.

We also agreed to repay the principal and all accrued interest that we owe to ABN AMRO Bank (China) Co., Ltd., Shenzhen Branch (the “Overdraft Lender”) under an Overdraft Facility letter in three equal separate installments. The total amount owed to the Overdraft Lender is equal to approximately $4.91 million. The first installment is due no later than March 31, 2010, the second installment is due on April 30, 2010 and the third installment is due on May 31, 2010.

We also agreed that we will not repay or prepay any debt prior to its currently scheduled due date until we make all of the payments specified in the Waiver Agreement and the Bonds have been redeemed in full and that any new indebtedness incurred by us for the purpose of repaying the Overdraft Facility will (i) not exceed the outstanding amount due and payable under the Overdraft Facility and (ii) be subordinated to all amount owed under the Bonds.

If we are required to repurchase all or a portion of the outstanding amount of $28.0 million in bonds and we do not have sufficient cash to make the repurchase, we will be required to obtain third party financing to do so, and there can be no assurances that we will be able to secure financing in a timely manner and on favorable terms, which could have a material adverse effect on our financial performance, results of operations and stock price.

 In October 2006, we opened a line of credit facility with the Zhuhai branch of Bank of East Asia for up to a maximum of RMB20,000,000. The credit facility does not require renewal until October 2011. In order to facilitate the extension of the credit facility, we agreed to deposit the equivalent amount in HKD on fixed deposit terms into the Hong Kong branch of Bank of East Asia. This facility is subject to a current interest rate of 5.508% and interest rate adjusts every 6 months. We did not have any amount outstanding as of December 31, 2009.

Our subsidiary, Zhuhai King Glass Engineering Co., Limited, borrowed from Bank of East Asia with a condominium as collateral. This facility, which is due October 25, 2011, is subject to a current interest rate of 5.832% and interest rate adjusts every 6 months. We did not have any amount outstanding as of December 31, 2009.

Full Art International Limited incurred an automobile capital lease obligation due November 09, 2012 that had an outstanding amount of $186,349 as of December 31, 2009.

We also lease certain administrative and production facilities from third parties. Accordingly, for the years ended December 31, 2009 and 2008, we incurred rental expenses of $3,254,251 and $1,602,501, respectively.

On February 19, 2008, we and Techwell Engineering Limited were granted a bond facility by the Hong Kong Branch of ABN AMRO Bank N.V. The facility amount was $10,000,000, at a tenor of up to one year with 2% flat interest rate on the issued amount of bonds such as bank guarantees, performance bonds, advanced payment bonds and standby letters of credit. ABN AMRO required guarantees as follows: (i) an irrevocable and unconditional guarantee executed by Zhuhai King Glass Engineering Co. Limited and (ii) share charge over the shares of us for a minimum value of $5,000,000 or equivalent, executed by KGE Group Limited. On May 2, 2008, the facility was increased to $12,000,000 with additional cash collateral of $2,000,000, which is also the total amount of cash collateral for the facility. All cash collateral was then fully used to off-set a portion of the calling of the bonds for projects in Dubai by the beneficiary. As of December 31, 2009, the facility is fully utilized.

On March 28, 2008, we, Full Art and Techwell Engineering Limited were granted a bonding facility by the Hong Kong Branch of HSBC. The facility amount was $10,000,000, at a tenor of up to one year with 1% flat interest rate on the issued amount of bonds such as bank guarantees, performance bonds, advanced payment bonds and standby letters of credit. HSBC required guarantees as follows: (i) an unlimited guarantee among China Architectural Engineering, Inc., Full Art International Limited and Techwell Engineering Limited; and (ii) an “all monies” securities deposits with 15% margin. On August 18, 2008, the facility was increased to $20,000,000 with additional cash collateral of $1,500,000 that increased the total amount of cash collateral to $3,000,000. In September 2009, $2,818,440 of the cash collateral was used to off-set of the calling of the bonds for projects in Dubai by the beneficiary. As of December 31, 2009, we have utilized $1.8 million of the facility.

On July 19, 2008, Zhuhai King Glass Engineering Co., Ltd. (“Zhuhai KGE”), our wholly-owned subsidiary was granted a Bank Accepted Draft facility by the Shenzhen Branch of ABN AMRO Bank N.V. The facility amount is RMB70,000,000 (US$10,218,978). On September 30, 2009, the facility was amended to allow Open Account Financing – Accounts Receivable against invoices from acceptable buyers up to RMB21,000,000 and Open Account Financing and Overdraft in Current Account up to RMB16,800,000. ABN AMRO requires irrevocable and unconditional guarantee from us and cash collateral of 20% of bank’s acceptance bill issued. and Open Account Financing. As of December 31, 2009, Zhuhai KGE utilized RMB nil (US$ nil) of Bank Accepted Draft and RMB 33.6 million (US$4.9 million) of Overdraft in Current Account.

In September 2009, the beneficiary of a performance bond and advance payment bonds for the projects in Dubai demanded the drawing of approximately $9.4 million in total from the two issuing banks, ABN AMRO Bank NV and HSBC. The calling of the bonds was based on the beneficiary’s belief that it had paid in excess of the construction work performed. We do not believe that the beneficiary had the proper basis for calling the bonds and intend to vigorously defend all of their rights and remedies related to the dispute. As of December 31, 2009, after an offset against collateral accounts that we held with the banks, there was approximately $4.5 million in a shortfall amount due to ABN AMRO Bank NV by us that was not paid off. Such amount is currently outstanding as the temporary loan from the bank at the interest rate at the bank’s cost of funds plus 6%.

Working capital management, including prompt and diligent billing and collection, is an important factor in our results of operations and liquidity. When we are awarded construction project, we work according to the percentage-of-completion method which matches the revenue streams with the relevant cost of construction based on the percentage-of-completion of project as determined based on certain criteria, such as, among other things, actual cost of raw material used compared to the total budgeted cost of raw material and work certified by customers. There is no guarantee that the cash inflow from these contracts is being accounted for in parallel with the cash outflow being incurred in the performance of such contract. In addition, a construction project is usually deemed to be completed once we prepare a final project account, the account is agreed upon by our customers, and all amounts related to the contract must be settled according to the account within three months to a year from the customer’s agreement on the final project account. As there may be different time intervals to reach a consensus on the amount as being accounted for in the projects before the project finalization account is being mutually agreed by each other.

We experience an average accounts settlement period ranging from three months to as high as one year from the time we provide services to the time we receive payment from our customers.   Below is a summary of typical steps in our processing of accounts:

•	It takes approximately one month for our client to collect the payment application from contractors for the contract work completed.

•
Thereafter, it takes approximately one to two months for the verification, agreement and certification of work completed, with timing to largely depend on whether there is disagreement in the calculation of certified value between the parties.

•	Moreover, if it is the case that the application is to finalize the project account, it may take up to three months.

•	Additionally, in the event that the client is not the owner of the project, it normally requires an additional one to two months for processing and obtaining the funds from the owner.

•	One to two months the client to pay the contractors.

In contrast to collection times, we typically need to place certain deposit with our suppliers on a portion of the purchase price in advance and for some suppliers we must maintain a deposit for future orders. We attempt to maintain a credit policy of receiving certain amounts of deposit from customers before we begin a new project.

The Company periodically prepares the aging of the receivables information and reviews the balances with consideration of the background of each client for assessing the realizable value of the balances and would make provision when appropriate.  The Company notes that its account receivables that are 365 and 720 days old are primarily related to the Company’s PRC operations, and the payment cycle in the PRC commonly entails a receivable being outstanding for over one to two years before collection.  Such situations are particularly common in the construction market and with the clients from government. Since the Company’s older outstanding receivables are mainly of government projects, the final accounts and payments are required to be processed through a lengthy bureaucratic process in the PRC government. Based on the foregoing, and despite the receivables being outstanding from 365 to 720 days, the Company considers them to be realizable because the Company believes that there is a remote chance that the PRC Government will go into bankruptcy or otherwise refuse to make payment on the receivables. In addition, the Company has the policy of conducting a comprehensive review the aging of account receivables on a regular basis every three months.  Furthermore, the Company has a designated staff member from one of its PRC subsidiaries to remain in constant communication with the Company’s various departments regarding PRC receivables collection status, and allowances for doubtful accounts is made, as necessary, based on the collection status updates.

We experienced a decrease of revenue of $34.5 million for the year ended December 31, 2009 compared to an increase of $65.1 million for the same period in 2008. Construction contract related receivables, including contract receivables and costs and earnings in excess of billings as of December 31, 2009 were $97.3 million, an increase of $9.5 million, over construction contract related receivables of $87.8 million as of December 31, 2008. The increase reflected the holding of payment by the customer for our project in Dubai. In addition, because the collection period typically runs from two months to one year, the increase in such receivables reflects the long collection period. In addition, our payment cycle is considerably shorter than our receivable cycle, since we typically pay our suppliers all or a portion of the purchase price in advance and for some suppliers we must maintain a deposit for future orders.

We provide for bad debts principally based upon the aging of accounts receivable, in addition to collectability of specific customer accounts, our history of bad debts, and the general condition of the industry. We are currently involved in six lawsuits in which we are suing other parties for overdue payments. The total amount involved is approximately $3.2 million. We have decided to record a general provision for doubtful accounts amounting to $1.4 million in 2009, which management believes is commensurate to cover the associated credit risk in the portfolio of our construction contract related receivables. As of December 31, 2009, our provision for doubtful accounts was $6.6 million, which was 6.9% of our construction contract related receivables of $95.8 million.  Due to the difficulty in assessing future trends, we could be required to further increase our provisions for doubtful accounts.  As our accounts receivable age and become uncollectible our cash flow and results of operations are negatively impacted.

In addition to the foregoing, we had a provision for contracts receivables that was reclassified as “Other receivable” in the amount of approximately $9.9 million that represented account receivables of a subsidiary, Techwell Engineering Ltd. (Techwell). The receivables were acquired through our acquisition of the Techwell in 2007 and have been outstanding since acquisition.   The receivables are guaranteed by previous shareholders of Techwell if not paid within 24 months of the acquisition.  Accordingly, the provision was made and the receivable amount was transferred to amount due from the shareholders under other receivable balances.

At December 31, 2009, we had no material commitments for capital expenditures other than for those expenditures incurred in the ordinary course of business.  We intend to expend a significant amount of capital to purchase materials and serve as deposits for performance bonds for new projects that we have obtained. Additional capital for this objective may be required that is in excess of our liquidity, requiring us to raise additional capital through an equity offering or secured or unsecured debt financing. The availability of additional capital resources will depend on prevailing market conditions, interest rates, and our existing financial position and results of operations.

Net cash used in operating activities for the year ended December 31, 2009 was approximately $21.2 million, as compared to $3.0 million used in the same period in 2008. The change is primarily due to the significant increase in payables in year of 2008, which did not occur in fiscal 2009. The increase in payables in fiscal 2008 consisted of a $10.1 million increase in notes payables and a $16.8 million increase in trade payable as result of the business expansion.  Net cash used in operating activities for the year ended December 31, 2008 was $3.0 million, as compared to $15.5 million used in the same period in 2007. The change is primarily due to the significant increase in payables, including the $10.1 million increase in notes payables, financing the business expansion in year of 2008.

Net cash provided by investing activities was approximately $4.2 million for the year ended December 31, 2009 compared to approximately $10.7 million used by investing activities for the year ended December 31, 2008. The change was mainly a result of the decrease in restricted cash in 2009, which resulted primarily from the release of $5.0 million fixed deposits that were pledged in 2008 for the issuance of advance and performance bonds for Dubai projects to repay the drawdown of the bonds by the client in 2009, in addition to purchases of plant and equipment in 2008 that included $2.2 million for the leasehold improvement and equipments of Shenzhen.  Net cash used by investing activities was approximately $10.7 million for the year ended December 31, 2008 compared to approximately $1.1 million provided for the year ended December 31, 2007. The change was mainly a result of the increases of restricted cash and purchases of plant and equipment in 2008 as indicated above.

Net cash provided by financing activities was $8.3 million for the year ended December 31, 2009 compared to $16.4 million provided for year ended December 31, 2008. The change was primarily a result of the $19.5 million received from the issuance of convertible bonds and warrants in 2008, $9.5 million proceeds from short-term loans in 2009 which mainly represents $4.9 million bank overdraft financing the material purchases, and $4.5 million outstanding balance of the advance and performance bonds drawdown by the client of projects in Dubai, $10.2 million repayments of notes payables and $9.2 million proceeds from shareholders both in 2009.  Net cash provided by financing activities was $16.4 million for the year ended December 31, 2008 compared to $14.9 million provided for the year ended December 31, 2007. The increase was primarily a result of the differences in the proceeds received from the issuance of convertible bonds and warrants, receipt from public offering, proceeds from shareholder and repayment long-term loans among the two years.

Contractual obligations

The following table describes our contractual commitments and obligations as of December 31, 2009:

	Payments due by period
	Total	Less than 1 year	1-3 years	3-5 years	More than 5 years
Operating Lease Obligations	$1,063,043	1,063,043	-	-	-
Contingent Liabilities (1)	$5,331,411	$5,331,411	$-	$-	$—
Long-term debt (2)	$24,673,400	-	24,673,400	-	-

(1)    Includes the $3,500,000 standby guarantee expiring May 2, 2010 issued by ABN AMRO Bank N.V. and $1,831,411 performance bond expiring June 30, 2010 issued by HSBC.

(2)    Includes the $8 million convertible bond which is required to be redeemed at 150.87% at maturity at April 4, 2012, which may also be converted into our common stock at a current conversion price of $2.45 per share, accordingly we may re-classify upon conversion, if any. Also includes the $20 million convertible bond which is required to be redeemed at 116.61% at maturity at April 15, 2011, which may be converted into our common stocks at a current conversion price of $6.35 per share, accordingly we may re-classify upon conversion, if any.

Quarterly Information

The table below presents selected results of operations for the quarters indicated.  All amounts are in thousands, except share and per share amounts.

	Quarter Ended
	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	Total

Contract revenues earned	$24,691	$25,558	$30,599	$36,343	$117,191
Income / (loss) from operations	389	(5,074)	3,832	2,230	1,377
Net earnings (loss)	(1,918)	(8,387)	2,552	944	(6,809)
Net earnings / (loss) per share:
Basic and Diluted	(0.04)	(0.16)	0.05	0.02	(0.13)

	Quarter Ended
	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	Total
			(restated)	(restated)
Contract revenues earned	$28,959	$55,978	$41,380	$25,349	$151,666
Income / (loss) from operations	(28,589)	11,110	8,752	5,445	(3,282)
Net earnings (loss)	(28,586)	9,910	6,026	5,274	(7,376)
Net earnings / (loss) per share:
Basic	(0.55)	0.19	0.12	0.10	(0.14)
Diluted	(0.55)	0.19	0.12	0.10	(0.14)

Segment Information

We have one reportable segment that conducts business in the following geographic regions. All amounts are in thousands.

Revenues

	For the year ended December 31,
	2009	2008	2007
For the year ended December 31
Middle East	$58,685	$64,929	$-
Asia	51,979	83,505	86,617
United States	6,527	3,232	-
Total	$117,191	$151,666	$86,617

Long-lived assets

	Middle East	Asia	United States	Total
As of December 31, 2009
Plant and equipment, net	$384	$2,026	$130	$2,540
Intangible assets	-	71	-	71
Goodwill	-	7, 996	-	7, 996
Other non-current assets	161	95	31	287
Total	$545	$10,188	$161	$10,894

As of December 31, 2008
Plant and equipment, net	$488	$5,187	$177	$5,852
Intangible assets	-	51	-	51
Goodwill	-	7,996	-	7,996
Other non-current assets	-	1	31	32

Total	$488	$13,235	$208	$13,931

Off-Balance Sheet Arrangements

None.

New Accounting Pronouncements

See Note 2(u) of the accompanying audited consolidated financial statements included in this Form 10-K for a discussion of recent accounting pronouncements.

ITEM 7A. QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

Credit Risk

We are exposed to credit risk from our cash at bank, fixed deposits and contract receivables. The credit risk on cash at bank and fixed deposits is limited because the counterparts are recognized financial institutions. Contract receivables are subject to credit evaluations. We periodically record a provision for doubtful collections based on an evaluation of the collectability of contract receivables by assessing, among other factors, the customer’s willingness or ability to pay, repayment history, general economic conditions and our ongoing relationship with the customers. We are currently involved in six lawsuits in which we are suing other parties for overdue payments. The total amount involved is US$3,201,424.  We decided to record a general provision for doubtful accounts amounting to $1.4 million in 2009, which management believes is commensurate to cover the associated credit risk in the portfolio of our construction contract related receivables.  As of December 31, 2009, our provision for doubtful accounts was $6.6 million, which was 6.9% of our construction contract related receivables of $95.8 million. In addition to the foregoing, we had a provision for contracts receivables that was reclassified as “Other receivable” in the amount of approximately $9.9 million that represented account receivables of a subsidiary, Techwell Engineering Ltd. (Techwell).  The receivables were acquired through our acquisition of the Techwell in 2007 and have been outstanding since acquisition.   The receivables are guaranteed by previous shareholders of Techwell if not paid within 24 months of the acquisition.  Accordingly, the provision was made and the receivable amount was transferred to amount due from the shareholders under other receivable balances.

Foreign Currency Risk

The Company’s functional currency is United States Dollar (USD), while certain domestic subsidiaries use Renminbi (RMB) and Hong Kong and oversea subsidiaries’ use local currencies as their functional currency.    The majority of our operations are conducted in the PRC. Substantially all of our sales and purchases are conducted within the PRC in RMB. Conversion of RMB into foreign currencies is regulated by the People’s Bank of China through a unified floating exchange rate system. Although the PRC government has stated its intention to support the value of the RMB, there can be no assurance that such exchange rate will not again become volatile or that the RMB will not devalue significantly against the U.S. dollar. Exchange rate fluctuations may adversely affect the value, in U.S. dollar terms, of our net assets and income derived from our operations in the PRC. In addition, the RMB is not freely convertible into foreign currency and all foreign exchange transactions must take place through authorized institutions.

Country Risk

A substantial portion of our business, assets and operations are located and conducted in China. While China’s economy has experienced significant growth in the past twenty years, growth has been uneven, both geographically and among various sectors of the economy. The Chinese government has implemented various measures to encourage economic growth and guide the allocation of resources. Some of these measures benefit the overall economy of China, but may also have a negative effect on us. For example, our operating results and financial condition may be adversely affected by government control over capital investments or changes in tax regulations applicable to us. If there are any changes in any policies by the Chinese government and our business is negatively affected as a result, then our financial results, including our ability to generate revenues and profits, will also be negatively affected.

ITEM 8.  FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

The information required by this Item 8 is incorporated by reference to China Architectural Engineering, Inc.’s Consolidated Financial Statements and Independent Auditors’ Report beginning at page F-1 of this Form 10-K/A.

ITEM 9. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

None.

ITEM 9A. CONTROLS AND PROCEDURES

Evaluation of Disclosure Controls and Procedures

Disclosure controls and procedures are controls and other procedures that are designed to ensure that information required to be disclosed by us in the reports that we file or submit under the Securities Exchange Act of 1934 (the “Exchange Act”) is recorded, processed, summarized and reported, within the time periods specified in the Securities and Exchange Commission's rules and forms. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed by us in the reports that we file under the Exchange Act is accumulated and communicated to our management, including our principal executive and financial officers, as appropriate to allow timely decisions regarding required disclosure.

As of the end of the period covered by this Annual Report, we conducted an evaluation, under the supervision and with the participation of our Chief Executive Officer and Acting Chief Financial Officer, of our disclosure controls and procedures (as defined in Rule 13a-15(e) of the Exchange Act). Based upon this evaluation, our Chief Executive Officer and Acting Chief Financial Officer concluded that the Company’s disclosure controls and procedures identified certain material weaknesses, as described below, that caused our controls and procedures to be ineffective.  Notwithstanding the existence of the material weaknesses described below, management has concluded that the interim consolidated financial statements in this Form 10-K/A fairly present, in all material respects, our financial position, results of operations and cash flows for the periods and dates presented.

Management’s Report on Internal Control over Financial Reporting

Our management is responsible for establishing and maintaining adequate internal control over financial reporting. Internal control over financial reporting, as defined in Exchange Act Rule 13a-15(f), is a process designed by, or under the supervision of, our principal executive and principal financial officers and effected by our Board of Directors, management and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and includes those policies and procedures that:

•	Pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of our assets;

•
Provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that our receipts and expenditures are being made only in accordance with authorizations of our management and directors; and

•	Provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use of disposition of our assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate. All internal control systems, no matter how well designed, have inherent limitations. Therefore, even those systems determined to be effective can provide only reasonable assurance with respect to financial statement preparation and presentation. Our management assessed the effectiveness of our internal control over financial reporting as of December 31, 2009. In making this assessment, our management used the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission (COSO) in Internal Control-Integrated Framework. Based on this assessment, management believes that as of December 31, 2009, our internal control over financial reporting is not effective based on those criteria and due to material weaknesses.

These material weaknesses primarily related (i) our restatements that we conducted in May 2010 and (ii) one of our material operating subsidiaries, Techwell Engineering Limited. (“Techwell”) that we acquired in November 2007.

Restatements

In May 2010, we discovered that certain of our previously filed quarterly and annual reports contained errors that required correction and restatement.  The errors related to the timing of the interest expense related to the Company’s outstanding $8,000,000 Variable Rate Convertible Bonds due 2012 and $20,000,000 12% Convertible Bonds due 2011 that resulted in overstatements and understatements of the interest expenses related to the bonds during various quarters before the second quarter of 2008.   Due to the accounting errors, the interest expense was overstated by approximately $0.3 million, $0.5 million, and $0.7 million for the second, third, and fourth quarters of fiscal year 2007, respectively, for a total overstatement of approximately $1.5 million for fiscal 2007.  The interest expense was overstated by approximately $0.1 million in the first quarter of 2008 and all the overstatements, approximately $1.6 million, were reversed in the second quarter of 2008.  For the year ended December 31, 2009, there was an overstatement of the interest expense of $8,000 in the second quarter and an understatement of $6,000 during the third quarter, for a total of overstatement of $2,000 for fiscal year 2009. The net bonds payable amounts were presented correctly in the Company’s financial statements as of December 31, 2008 and 2009, and it was only the components of the Convertible Bonds that were restated, while the net payable amounts as of December 31, 2007 was stated with correction of errors.

Additionally, a correction was needed for the addition of an equity compensation charge in the amount of $4,976 related to a portion of options granted in October 2009 that the Company inadvertently omitted in the original Form 10-K filing.  Together with the overstatement of  interest expenses of $2,000, the loss for the year ended December 31, 2009 was understated by 2,983 and the retained earnings as of December 31, 2009 was overstated by 2,983.  Additionally, $1.5 million of consolidation exchange loss resulted from the intercompany investments elimination was incorrectly included in the additional paid in capital instead of the accumulated comprehensive income presented in the Stockholders’ Statement of Equity and Comprehensive Income for the year ended December 31, 2009.

We believe that the accounting errors were caused by lack of personnel with expertise in US generally accepted accounting principles and SEC rules and regulations, in addition to inadequate staffing and supervision that lead to the untimely identification and resolution of accounting and disclosure matters and failure to perform timely and effective reviews. We intend to take action to remediate these deficiencies going forward.

Techwell

On November 6, 2007, we acquired Techwell and its wholly owned subsidiaries, Techwell Building Systems (Shenzhen) Ltd. in China and Techwell International Ltd. in Macau.  At the time, Techwell was a privately-held company and its financial systems were not designed to facilitate the external financial reporting required of a publicly held company under the Sarbanes-Oxley Act of 2002.  In addition, Techwell’s accounting records were historically maintained using accounting principles generally accepted in the People's Republic of China, its personnel was not fully familiar with accounting principles generally accepted in the United States of America.

A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting such that there is a reasonable possibility that a material misstatement of the annual or interim financial statements will not be prevented or detected in a timely basis.  We identified the following material weaknesses:

1.
Techwell lacked the technical expertise and processes to ensure compliance with our policies and did not maintain adequate controls with respect to (a) timely updating engineering budget and analysis, (b) coordination and communication between Corporate Accounting and Engineering Staffs, and (c) timely review and analysis of corporate journals recorded in the consolidation process.

2.
Techwell did not maintain a sufficient complement of personnel with an appropriate knowledge and skill to comply with our specific engineering financial accounting and reporting requirements and low materiality thresholds.  This was evidenced by a number of documents missing or not matching with the records and contributed to the adjustment of financial results.  As evidenced by the significant number and magnitude of out-of-period adjustments identified from Techwell during the period-end closing process, management has concluded that the controls over the period-end financial reporting process were not operating effectively. Specifically, controls were not effective to ensure that significant accounting estimates and other adjustments were appropriately reviewed, analyzed, and monitored on a timely basis.

3.
Techwell did not comply with our authorization policy. This was evidenced by a number of expenses incurred without appropriate authorization. This material weakness resulted in an unauthorized and significant increase of expenses, which significantly impacted our operating results.

Remediation Efforts

We are in the process of developing and implementing remediation plans to address our material weaknesses.

Restatements

We have taken and intend to take the following actions to address the material weaknesses and improve our internal controls over financial reporting:

1.
We are seeking to improve supervision, education, and training of our accounting staff. We are also considering to engage third-party financial consultants to review and analyze our financial statements and assist us in improving our reporting of financial information.

2
Management intends to hire additional personnel with technical knowledge, experience and training in the application of generally accepted accounting principles commensurate with our financial reporting and U.S. GAAP requirements.

3.
We will continue to monitor the effectiveness of these improvements. We are also considering to work with outside consultants in assessing and improving our internal controls and procedures when necessary.

4.	An internal SOX 404 task force is being setting up in order to help the company strengthening its controls and procedures on the financial reporting.

Techwell

One key change for us going forward will be the design and implementation of internal controls over the accounting and oversight of all subsidiaries, including enhanced accounting systems, processes, policies and procedures.  We have taken the following actions to address the material weaknesses and improve our internal controls over financial reporting:

1.
On January 14, 2009, the board of directors of Techwell passed a board resolution to replace management of Techwell.  We have appointed a new general manager to Techwell, as well as three experienced project managers to the Dubai Metro project.

2.
Management has initiated a Sarbanes-Oxley Act of 2002 Section 404 Compliance Assistance Project, which is intended to meet all requirements required by SEC in our company and all of our subsidiaries. We engaged a consulting firm to assist in the set-up of project and our staff thereafter continued with its implementation.

3.	We have established a dedicated and qualified internal control and audit team to implement the policies and procedures to the standard of a US public company.

4.
In June 2009, we reorganized and restructured Techwell’s Corporate Accounting by (a) modifying the reporting structure and establishing clear roles, responsibilities, and accountability, (b) hiring skilled technical accounting personnel to address our accounting and financial reporting requirements, and (c) assessing the technical accounting capabilities in the operating units to ensure the right complement of knowledge, skills, and training.

5.
In 2009, we also reorganized and restructured the budgeting process by (a) centralizing the procurement function to our company to ensure budgets and analyses of Techwell are timely prepared and properly reviewed; (b) implementing new policies and procedures to ensure that appropriate communication and collaboration protocols among our Engineering, Procurement and Corporate Accounting departments; and (c) hiring the necessary technical procurement personnel to support complex procurement activities.    We have hired two experienced technical procurement managers and expect to increase the headcount in the purchase department in the future if necessary.

6.
We strengthened the period-end closing procedures of our operating subsidiaries by (a) requiring all significant estimate transactions to be reviewed by Corporate Accounting, (b) ensuring that account reconciliations and analyses for significant financial statement accounts are reviewed for completeness and accuracy by qualified accounting personnel, (c) implementing a process that ensures the timely review and approval of complex accounting estimates by qualified accounting personnel and subject matter experts, where appropriate, and (d) developing better monitoring controls at Corporate Accounting and the operating units.

7.
In September 2009, we hired a new Vice President of Finance who was later appointed as our Acting Chief Financial Officer in November 2009.  We believe that the addition of this person will assist the strengthening of the controls and procedures of our company.

8.
In December 2009, our Acting Chief Financial Officer lead an extensive review of the controls and procedures of our company and developed a detailed remediation and implementation plan for Sarbanes-Oxley Act of 2002 Section 404 compliance to be carried out starting in 2010, which is currently underway.

This annual report does not include an attestation report of our registered public accounting firm regarding internal control over financial reporting because management’s report was not subject to attestation by the Company’s registered public accounting firm pursuant to temporary rules of the Securities and Exchange Commission that permit the Company to provide only management’s report in this annual report.

Changes in internal control over financial reporting

Due to the implementation of the remedial measures to address the material weaknesses identified above, there were changes in our internal controls over financial reporting during the fourth quarter of fiscal 2009 that have materially affected, or are reasonably likely to materially affect our internal control over financial reporting.

We believe that we are taking the steps necessary for remediation of the material weaknesses identified above, and we will continue to monitor the effectiveness of these steps and to make any changes that our management deems appropriate.

ITEM 9B. OTHER INFORMATION

On October 5, 2009, we held a special meeting of stockholders called to approve the sale and issuance of 17,000,000 shares of common stock pursuant to the Securities Purchase Agreement dated August 6, 2009 (the “Private Placement”).  Of the 53,256,874 shares eligible to vote, 27,027,752 votes were returned, which is more than 50% of the issued and outstanding common stock, constituting a quorum. The votes returned do not include the 5,000,000 shares held by Nine Dragon (Hong Kong) Co. Ltd. that abstained from the vote as the underlying shares were related to the sale of the 17,000,000 shares.  The results of voting on the proposal was approved with 26,634,564 shares voted for, 372,851 voted against and 20,337 abstained from voting, thereby, approving the sale and issuance of the 17,000,000 under the terms of the Securities Purchase Agreement.

After receipt of stockholder approval at the special meeting, we and the investors sought to close the sales transaction, however, the investors insisted on certain new and modified terms and conditions, including a change in the use of proceeds as set forth in the Securities Purchase Agreement.  After further negotiations with the investors, we abandoned plans to conduct the Private Placement and terminated our letter of intent to purchase land from Zhejiang Nine Dragon Co. in connection with the Nine Dragons Resort Project.  As such, we may be required to seek funding through other means, such as public or private financing or through collaborative arrangements with strategic partners.  We cannot be certain that additional capital will be available on favorable terms, if at all, and any available additional financing may not be adequate to meet our goals.

PART III

ITEM 10. DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Information Concerning Director Nominees

The following individuals constitute our board of directors and executive management:

Name	Age	Position
Luo Ken Yi	52	Chief Executive Officer and Chairman of the Board
Tang Nianzhong	46	Vice President, China Operations and Director
Gene Michael Bennett	61	Acting Chief Financial Officer
Ye Ning	52	Vice President
Li Guoxing	35	General Manager of Design
Wang Zairong	57	Chief Technology Officer
Feng Shu	72	Research and Development Supervisor
Charles John Anderson	56	President, U.S. Operations and Chief Operating Officer
Zheng Jinfeng	73	Director
Zhao Bao Jiang	69	Director
Kelly Wang	39	Director
Miu Cheung	40	Director
Chia Yong Whatt	43	Director

Luo Ken Yi has been Chief Executive Officer and Chairman of the Board of the Company since October 2006.  He also served as the Company’s Chief Operating Officer from October 2006 to June 2008. Mr. Luo has served as the Chief Executive Officer and Chairman of the Board of Zhuhai King Glass Engineering Co., Ltd. since 1992.  Mr. Luo also served as the Chief Operating Officer of Zhuhai King Glass Engineering Co., Ltd. from 1992 to June 2008.  He served as Project Manager and Production Manager at P.X. Engineering, Inc. in the U.S from 1989 to 1991. Mr. Luo founded Kangbao Electronics Co., Ltd. in Shunde, Guangdong, China, where he served as Chief Engineer, Technical Manager, Vice Manager General and Deputy President from 1986 to 1989. Mr. Luo founded KGE Group, Limited in 1992 and served as Chief Managing Director. Later, he studied steel supported glass curtain wall design in the U.S. and Europe 1992 to 1994. He was appointed Vice President of the Architectural Glass and Metal Structure Institute of Qinghua University in 1999. In 2000 he was appointed by the Chinese Ministry of Construction to head the committee on creating national standards for the glass curtain wall industry. Mr. Luo and the Company own over 76 patents related to building envelope systems technology. He was honored as one of the “Ten Great Leaders in Technology” and has published numerous books and articles. Luo Ken Yi studied Medicine at the Guangzhou University of Chinese Medicine, graduating in 1983, and Mechanical Engineering at Bunker Hill Community College, graduating in 1988. Mr. Luo received an MBA from Australia Murdoch University in 1998.

Tang Nianzhong has been Vice President, China Operations and a Director of the Company since October 2006.  Since October 1995, he has also served as the Vice President, China Operations and a Director of Zhuhai King Glass Engineering Co., Ltd. since October 1995. From 1986 to 1994, he worked in the bone surgery department of the Nanhai People’s Hospital in Foshan. From 1994 to 1995 he was Vice General Manager of Foshan Xinhua Advertising Co., Ltd. In 1995 he joined Zhuhai King Glass Engineering Co., Ltd., where he has served as Production Manager, Sales Manager, Project Manager, Administration Manager and Vice General Manager. Tang Nianzhong graduated from the Guangzhou University of Chinese Medicine, Department of Medicine, in 1986. In 1999 he received his MBA from Murdoch University in Australia.

Gene Michael Bennett has served as the Acting Chief Financial Officer of the Company since November 2009.  Mr. Bennett served as the Company’s Vice President of Finance from September 2009 to November 2009.   From March 2009 to the present, Mr. Bennett has served as the President of the American General Business Association, Beijing Office, which provides companies with guidance on funding, infrastructure and governance, strategic/business plans, and cross border transactions.  From June 2004 to June 2009, Mr. Bennett served as a partner at Nexis Investment Consulting Corporation, which assists companies in raising funds and in finding appropriate investments and merger and acquisition candidates.  From May 2000 to June 2004, Mr. Bennett served as a partner of ProCFO, a provider of contract chief financial officer services. From 1998 to 2000, Mr. Bennett taught courses in accounting, tax and auditing as a professor and lecturer at the University of Hawaii and Chaminade of Honolulu.  Mr. Bennett has also served as the Chief Financial Officer and as a member of the board of Argonaut Computers, a provider of “information controller” equipment, from 1993 to 1998.  Mr. Bennett has also served as a professor at two California universities and has served as a certified public accountant (“CPA”) at Gerbel & Butzbagh.  Mr. Bennett serves as the Chairman of the Audit Committee of several US publicly reporting companies, including China AgriTech Group, Inc. NASDAQ-OMX: CAGC), China Shenzhou Mining & Res., Inc. (Amex:SHZ), and China Pharma Holding, Inc. (Amex:CPHI). Mr. Bennett holds a degree in accounting and an MBA in finance from Michigan State University and is a CPA (inactive).

Ye Ning has been Vice President Company since October 2006 and Vice President and a Director of Zhuhai King Glass Engineering Co., Ltd. since January 1993. Ye Ning also served as a director of the Company form October 2006 to August 2009.  From 1983 to 1988 he served on the staff of the Guangzhou Institute of Physical Education. From 1988 to 1993 he worked in the orthopedics department of the Nanhai People’s Hospital in Foshan. In 1993 he joined Zhuhai King Glass Engineering Co., Ltd, where he has served as Project Manager, Operations Manager, Purchasing Manager and Vice General Manager. Ye Ning graduated from the Guangzhou University of Chinese Medicine, Department of Medicine in 1983.

Li Guoxing has served as our General Manager of Design since October 2006 and as the Vice General Manager of Design of Zhuhai King Glass Engineering Co., Ltd since 2001. In 1998 he joined Zhuhai King Glass Engineering Co., Ltd, where he has worked and served as Designer, Chief Engineer, and Leader of the Design Institute prior to becoming its Vice General Manager of Design. From 1996 to 1998 he was a designer at the Guizhou Chemical Design Institute. Li Guoxing graduated from Guizhou Technology University with a degree in Civil Engineering in 1996 and earned an MBA from the Royal Canadian College in 2003.

Wang Zairong has served as our Chief Technology Officer since October 2006 and has served as the Chief Technology Officer and General Engineer of Full Art International, Ltd. since October 2003. He has also served as Full Art’s Factory Director of Production since February 2003. From August 2001 to February 2003, he served as Full Art’s Vice Manager of Engineering (Beijing Branch). Prior to that, he served as Full Art’s Scheduling Officer of Engineering from August 1999 to August 2001 and its Production Manager from August 1997 to August 1999. From 1993 to 1997 he was Senior Engineer and Vice General Manager of Technology at Yuantongqiao (Huizhou) Industrial Co., Ltd. From 1982 to 1993 Mr. Wang was a System Structure Designer at the Xi’an Aerospace Ministry. From 1980 to 1982 he was a mechanical designer at Xi’an Physics and Space Research Institute and from 1977 to 1979 he was a mechanical designer at Xi’an Research Institute of Mechanical Engineering. Wang Zairong graduated Qinghua University with a degree in Mechanical Engineering in 1977.

Feng Shu has served as our Research and Development Supervisor since October 2006 and has served as the Research and Development Supervisor of Zhuhai King Glass Engineering Co., Ltd. since May 1998. She graduated from the Civil Engineering Department of National Qinghua University in 1960. She is a member of the Construction Glass and Metal Structure Research Committee of National Qinghua University and is a professor at the Civil Engineering Academy of Nanchang University. Feng Shu joined us in 1998, where she has served as Supervisor of Research and Development. She is also Administrative Director and Secretary General of Jiangxi Mechanics Academy and Vice Superintendent of Jiangxi Huajie Architecture Design Co., Ltd.

Charles John Anderson has served as President of CAE Building Systems, Inc., a wholly-owned subsidiary of the Company, since February 2008 and as Chief Operating Officer of the Company since June 2008. He has worked in the building envelope industry for more than 33 years. His career began in 1974 and he has experience in sales, estimating, engineering, manufacturing, testing, quality control, installation, project management, contract administration and executive management. Prior to joining the Company, Mr. Anderson worked as a senior consultant for Israel Berger & Associates, LLC, specializing in building envelope evaluation. From 1996 to 2004, Mr. Anderson worked for Glassalum International Corporation, a custom curtain wall manufacturing and installation company, where he was responsible for coordinating engineering, manufacturing and project management activities. While at Glassalum International Corporation, Mr. Anderson served in various positions, including President and Chief Operating Officer. In 1987, Mr. Anderson founded Building Research, Inc., which provided consulting, testing and inspection services from inception to 1992. Mr. Anderson also worked for other companies in the curtain wall and related industries, including Midwest Curtain walls, Inc., Ampat Group, Inc., Construction Research Laboratory, Inc., and Miami Testing Laboratory, Inc.

Zheng Jinfeng has served as a director of the Company since July 2007. Since 2000, Mr. Zheng has served as the chief engineer of the China Construction Metal Structure Association and the Aluminum Door, Window and Curtain Wall Association. Since that time he has also served as the chief technology expert on the Technology Expert Committee of the Chinese Construction Department. Since 2000 Mr. Zheng has also served as the President of the China Association of City Planning and the Vice president of the All-China Environment From 1988 to 2000, Mr. Zheng was the vice-president and secretary-general of the China Construction Metal Structure Association and a director of the Aluminum Door, Window and Curtain Wall Association. From 1979 to 1988, Mr. Zheng was the deputy director of the Metal Structure Office of the Chinese Construction Metal Structure Office and a vice-president of the China Construction Metal Structure Association. Mr. Zheng has a degree in Architecture and Mechanical Engineering from the Tangshan Tiedao Institute.  We believe that Mr. Zheng is qualified to serve as a member of our board of directors due to Mr. Zheng extensive experience in the construction industry and specifically in the glass curtain wall sector.

Zhao Bao Jiang has served as a director of the Company since July 2007. Since 2003, Mr. Zhao has served as president of the China Association of City Planning, vice-president of the China Association of Mayors, and vice-president of the China Environmental Protection Federation. From 1997 to 2002, Mr. Zhao served as vice minister of the Ministry of Construction of China. From 1993 to 1997, Mr. Zhao was the vice-governor of the Hubei province and mayor of Wuhan city. From 1985 to 1993, Mr. Zhao served as vice mayor, of Wuhan. Mr. Zhao graduated from the Department of Agriculture of Qinghua University in 1966.  We believe that Mr. Zhao is qualified to serve as a member of our board of directors due to Mr. Zhao history of public service and experience in the public works industry.

Kelly Wang has served as a director of the Company since July 2007. Since March 2007, Ms. Wang has served as the manager in Financial Reporting for Starbucks Corporation. Prior to joining Starbucks, Ms. Wang served as the manager of technical accounting and SEC reporting of Flow International Corporation from August 2005 to March 2007. From May 2001 to August 2005, Ms. Wang was an assurance manager at Ernst & Young LLP. Ms. Wang received a B.S. in International Finance from the Shanghai University of Finance and Economics in 1992 and an MBA from the University of Hawaii at Manoa in 1997 and is a certified public accountant in California and Washington.  We believe that Ms. Wang is qualified to serve as a member of our board of directors due to expertise and background with respect to accounting matters and her valuable experience as a CPA.

Miu Cheung has served as a director of the Company since June 10, 2008. Since May 1999, Mr. Cheung has been with CITC Capital Holdings, Ltd., (“CITIC”) currently serving as its Managing Director and Head of the Structured Finance Group. Prior to joining CITIC, he had worked with Commonwealth Bank of Australia, Société Générale Asia Ltd and Bank of China (Hong Kong). He received an MBA from the Australian Graduate School of Management in 1997 and a Bachelor’s of Business Administration (Finance) from the Chinese University of Hong Kong in 1992. Mr. Cheung is also a director of CITIC Capital Finance Ltd. and CITIC Allco Investments Management Limited.  We believe that Mr. Cheung is qualified to serve as a member of our board of directors due to knowledge of the finance industry.

Chia Yong Whatt has served as a director of the Company since June 2009.  From April 2002 to March 2008, Mr. Chia served as a director and member of senior management of Messrs. Chong Chia & Lim LLC, which is a law corporation.  Mr. Chia also has served as a member of the Board and Audit Committee member of each of Sim Siang Choon Limited and FM Holdings Limtied from August 2008 and September 2000, respectively.  Mr. Chia received his Bachelor of Law from the National University of Singapore in 1990.We believe that Mr. Whatt is qualified to serve as a member of our board of directors due to his knowledge of the law and experience acting as a director of publicly traded companies.

Family Relationships

There are no family relationships among the individuals comprising our Board of Directors and executive officers.

Legal Proceedings

None of the nominees nor any director or executive officer has been involved in the certain legal proceedings listed in Item 401 of Regulation S-K.

The Board of Directors and Committees

Subject to certain exceptions, under the listing standards of the NASDAQ Stock Market LLC (“NASDAQ”), a listed company’s board of directors must consist of a majority of independent directors.  Currently, our board of directors has determined that each of the non-management directors, Zheng Jinfeng, Zhao Bao Jiang, Kelly Wang and Chia Yong Whatt, is an “independent” director as defined by the listing standards of NASDAQ currently in effect and approved by the U.S. Securities and Exchange Commission (“SEC”) and all applicable rules and regulations of the SEC.  All members of the Audit, Compensation and Nominating and Corporate Governance Committees satisfy the “independence” standards applicable to members of each such committee. The board of directors made this affirmative determination regarding these directors’ independence based on discussions with the directors and on its review of the directors’ responses to a standard questionnaire regarding employment and compensation history; affiliations, family and other relationships; and transactions with the Company. The board of directors considered relationships and transactions between each director or any member of his immediate family and the Company and its subsidiaries and affiliates. The purpose of the board of director’s review with respect to each director was to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent under the NASDAQ rules.

Board Committees

Audit Committee

We established our audit committee in July 2007. The audit committee consists of Zheng Jinfeng, Zhao Bao Jiang, and Kelly Wang, each of whom is an independent director. Kelly Wang is an “audit committee financial expert” as defined under Item 407(d) of Regulation S-K. The purpose of the audit committee is to represent and assist our board of directors in its general oversight of our accounting and financial reporting processes, audits of the financial statements and internal control and audit functions. The audit committee’s responsibilities include:

•
The appointment, replacement, compensation, and oversight of work of the independent auditor, including resolution of disagreements between management and the independent auditor regarding financial reporting, for the purpose of preparing or issuing an audit report or performing other audit, review or attest services.

•
Reviewing and discussing with management and the independent auditor various topics and events that may have significant financial impact on our company or that are the subject of discussions between management and the independent auditors.

The audit committee charter is posted in the corporate governance section of the investor relations page of the Company’s Web site located at www.caebuilding.com.

Compensation Committee

We established our Compensation Committee June 2009. The Compensation Committee consists of Chia Yong Whatt and Zheng Jinfeng, each of whom is an independent director. Chia Yong Whatt is the Chairman of the Compensation Committee. The Compensation Committee is responsible for the design, review, recommendation and approval of compensation arrangements for our directors, executive officers and key employees, and for the administration of our equity incentive plans, including the approval of grants under such plans to our employees, consultants and directors. The Compensation Committee also reviews and determines compensation of our executive officers, including our Chief Executive Officer. The board of directors has adopted a written charter for the Compensation Committee. A copy of the Compensation Committee Charter is posted on our corporate website at: www.caebuilding.com.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee consists of Chia Yong Whatt and Zheng Jinfeng, each of whom is an independent director. Zheng Jinfeng is the Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee assists in the selection of director nominees, approves director nominations to be presented for stockholder approval at our annual general meeting and fills any vacancies on our board of directors, considers any nominations of director candidates validly made by stockholders, and reviews and considers developments in corporate governance practices. The board of directors has adopted a written charter for the Nominating and Corporate Governance Committee.  A copy of the Nominating and Corporate Governance Committee Charter is posted on our corporate website at: www.caebuilding.com.

Code of Business Conduct and Ethics

Our Board of Directors has adopted a code of ethics, which applies to all our directors, officers and employees. Our code of ethics is intended to comply with the requirements of Item 406 of Regulation S-K. Our code of ethics is posted on our Internet website at www.caebuilding.com. We will provide our code of ethics in print without charge to any stockholder who makes a written request to: Chief Financial Officer, China Architectural Engineering, Inc., 105 Baishi Road, Jiuzhou West Avenue, Zhuhai 519070, People’s Republic of China. Any waivers of the application and any amendments to our code of ethics must be made by our board of directors. Any waivers of, and any amendments to, our code of ethics will be disclosed promptly on our Internet website.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires our directors and executive officers to file reports of holdings and transactions in our stock with the SEC. Based on a review of written representations from our executive officers and directors, we believe that during the fiscal year ended December 31, 2009, our directors, officers and owners of more than 10% of our common stock complied with all applicable filing requirements.

ITEM 11.  EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Prior to August 2009, we were considered a “controlled company” pursuant to Rule 4350(c)(5) of the NASDAQ Marketplace Rules, as one of our stockholders, KGE Group Limited, owned more than 50% of our voting power.  As a result, we were exempt from certain corporate governance requirements as a listed company on the NASDAQ Stock Market LLC, including the requirement that our executive compensation be determined by a majority of our independent directors.  We formed our compensation committee in June 2009.  Prior to the formation of our compensation committee, our Chief Executive Officer and Chairman of the Board, Luo Ken Yi, determined the compensation for our executive officers that was earned and paid in fiscal 2009, 2008 and 2007 and our Board of Directors, as a whole, approved the compensation.

The compensation committee formed by our Board of Directors in June 2009 is comprised of non-employee directors.  The compensation committee will perform, at least annually, a strategic review of the compensation program for our executive officers to determine whether it provides adequate incentives and motivation to our executive officers and whether it adequately compensates our executive officers relative to comparable officers in other companies with which we compete for executives.  Those companies may or may not be public companies or companies located in the PRC or even, in all cases, companies in a similar business.

In 2010, our compensation committee will determine compensation levels for our executive officers.  Compensation for our current executive officers is determined with the goal of attracting and retaining high quality executive officers and encouraging them to work as effectively as possible on our behalf. Key areas of corporate performance taken into account in setting compensation policies and decisions are growth of sales, cost control, profitability, and innovation. The key factors may vary depending on which area of business on which a particular executive officer’s work is focused. Compensation is designed to reward executive officers for successfully meeting their individual functional objectives and for their contributions to our overall development. For these reasons, the elements of compensation of our executive officers are salary and bonus. Salary is paid to cover an appropriate level of living expenses for the executive officers and the bonus is paid to reward the executive officer for individual and company achievement. Accordingly, the amount of salary received by our executive officers has traditionally been lower than the amount of the bonus.

With respect to the amount of a bonus, the compensation committee evaluates our company’s achievements for the fiscal year based on performance factors and results of operations such as revenues generated, cost of revenues, net income, and whether we obtain significant contracts. The compensation committee also conducts a monthly and annual evaluation of the achievement level of an executive based on individual performance measurements, such as contribution to the achievement of the company’s goals and individual performance metrics based on their positions and responsibilities. Bonuses are paid at the end of each fiscal year.

We believe that long-term performance is aided by the use of stock-based awards, which we believe create an ownership culture among our named executive officers that fosters beneficial, long-term performance by our company.  On June 12, 2009, our stockholders approved the China Architectural Engineering, Inc. 2009 Omnibus Incentive Plan (the “Plan”), which was previously adopted by our Board of Directors on April 30, 2009.  The Plan, as amended by our Board of Directors on June 19, 2009, has a total of 2,000,000 shares of common stock available for grant under the Plan.  We believe an equity incentive plan provides our employees, including our named executive officers, as well as our directors and consultants, with incentives to help align their interests with the interests of stockholders. The Compensation Committee believes that the use of stock-based awards promotes our overall executive compensation objectives and expects that stock options will become a significant source of compensation for our executives.

We do not have a general equity grant policy with respect to the size and terms of option grants, but our Compensation Committee will evaluate our achievements for the fiscal year based on performance factors and results of operations such as revenues generated, cost of revenues, and net income. We do not currently have established quantitative targets.

On January 18, 2010, we approved the issuance of a total of 1.9 million shares of restricted stock (the “Restricted Stock Grants”) to certain of our officers, directors, and key employees under the China Architectural Engineering, Inc. 2009 Omnibus Incentive Plan (the “Plan”), which was previously approved by our stockholders at the 2009 Annual Meeting of Stockholders.  As approved, the Restricted Stock Grants were subject to and contingent upon the Company’s filing of a registration statement on Form S-8 with the Securities and Exchange Commission, which occurred on January 21, 2010.  Included in the Restricted Stock Grants were issuances to the executive officers and members of the Board of Directors, as set forth below.

Name	Position	No. of Shares of Restricted Stock
Luo Ken Yi	Chief Executive Officer and Chairman of the Board	160,000
Charles John Anderson	President, U.S. Operations and Chief Operating Officer	200,000
Tang Nianzhong	Vice President, China Operations and Director	152,000
Ye Ning	Vice President	150,000
Li Guoxing	General Manager of Design	151,000
Wang Zairong	Chief Technology Officer	10,000
Feng Shu	Research and Development Supervisor	9,000
Zheng Jinfeng	Director	30,000
Zhao Bao Jiang	Director	30,000
Kelly Wang	Director	30,000
Miu Cheung	Director	15,000
Chia Yong Whatt	Director	6,000

As granted, the Restricted Stock Grants were set to vest such that ¼ would vest on March 31, 2010, ¼ would vest on June 30, 2010, ¼ would vest on September 30, 2010, and the remaining ¼ would vest on December 31, 2010, except for the Restricted Stock Grant that was made to Charles John Anderson, which will vest 100% upon the date of grant.  The vesting of the grants were subject to the terms and conditions of the Restricted Stock Agreement entered into by and between the recipients and us.  In the first quarter of 2010, we opted to accelerate vesting of the restricted stock awards so that they became fully vested immediately.  Since becoming a public company in the United States in 2007, we had not regularly made equity compensation grants and began to make sure grants in 2010, and the grant of the awards was to reward our officers, directors, and employees for their contributions to our company’s establishment as a public company and encourage continued support of our company.  We intend to use equity compensation in the future as a means to compensate our officers, directors, and employees.

We believe that the salaries, bonuses and equity compensation paid to our executive officers during 2009, 2008, and 2007 are indicative of the objectives of our compensation program and reflect the fair value of the services provided to our company, as measured by the local market in China, Hong Kong, the United States and those other areas where our executive officers may work. We determine market rate by conducting a comparison with the local geographic area averages and industry averages these countries.  Raises for executive officers may be based on the increased amount of responsibilities to be assumed by each of the executive officers as we expand our operations and continue as a publicly reporting company.

Executive compensation for 2010 will follow the same evaluation methods as were used for 2009. We may adjust our bonus evaluations upwards, but, in such case, we do not intend to increase it by more than five percent.

Summary Compensation Table

The following table sets forth information concerning the compensation for the three fiscal years ended December 31, 2009, 2008, and 2007 of the principal executive officer, principal financial officer, in addition to, as applicable, our three most highly compensated officers whose annual compensation exceeded $100,000, and up to two additional individuals for whom disclosure would have been required but for the fact that the individual was not serving as our executive officer at the end of the last fiscal year (collectively, the “Named Executive Officers”).

Name and Position	Year	Salary ($)	Bonus ($)		Options Awards ($)(1)	All other compensation ($)		Total ($)
Luo Ken Yi	2009	187,887	-		-	-		187,887
Chief Executive Officer and	2008	114,957	-		-	-		114,957
Chairman of the Board	2007	57,423	-		-	-		57,423

Gene Michael Bennett (2)	2009	37,636	-		24,878	-		62,514
Acting Chief Financial Officer

Li Chengcheng (2)	2009	90,057	-		-	-		90,057
Former Chief Financial Officer

Albert Jan Grisel (2)	2009	79,375	-		-	-	(3)	79,375
Former Chief Financial Officer	2008	69,270	-		-	7,280	(3)	76,550

Charles John Anderson (4)	2009	265,943	-	(5)	-	12,000	(6)	277,943
President of CAE Building Systems, Inc.	2008	209,000	27,000	(5)	-	12,000	(6)	248,000
and Chief Operating Officer

Ye Ning	2009	138,866	-		-	-		138,866
Vice President	2008	100,032	-		-	-		100,032
	2007	49,220	-		-	-		49,220

Tang Nianzhong	2009	138,866	-		-	-		138,866
Vice President, China Operations	2008	100,032	-		-	-		100,032
and Director	2007	49,220	-		-	-		49,220

(1)
The amounts disclosed reflect the value of awards for grants of non-qualified stock options. These non-qualified stock options are performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code and reflect the full grant date fair values in accordance with FASB ASC Topic 718. For assumptions used in calculation of option awards, see our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2009.

(2)
Mr. Bennett has served as the Acting Chief Financial Officer of the Company since November 2009.  Mr. Bennett served as the Company’s Vice President of Finance from September 2009 to November 2009.  Li Chengcheng served as our Chief Financial Officer from March 2009 to November 2009.  Albert Jan Grisel served as our Chief Financial Officer from October 2008 through March 2009.

(3)
Mr. Grisel received an aggregate transportation allowance of $Nil and $6,730 in 2009 and 2008, respectively. In addition, we paid for club membership fees equal to $Nil and $550 for the benefit of Mr. Grisel in 2009 and 2008, respectively. The foregoing amounts are included in “All Other Compensation.”

(4)	Mr. Anderson became president of CAE Building Systems, Inc, a wholly-owned subsidiary of the Company, in February 2008 and Chief Operating Officer of the Company in June 2008.

(5)	Represents sales commission earned.

(6)	Mr. Anderson received an aggregate automobile allowance of $12,000 and $12,000 in 2009 and 2008, respectively. The foregoing amounts are included in “All Other Compensation.”

Grants of Plan-Based Awards in 2009

The following table summarizes our awards made to our named executive officers in 2009.

	Grant Date(1)	Number of Shares of Common Stock Underlying Options	Exercise of Base Price of the Options Award ($/Sh)	Grant date of Fair Value of Stock and Options Awarded ($)(2)
Gene Michael Bennett	October 5, 2009(1)	100,000	1.56	24,878

(1)	The options were granted pursuant to an Employment Agreement entered into with Mr. Bennett. See page 57 at “Employment Agreements-Gene Michael Bennett” on page 57 for additional information.

(3)	Valuation assumptions are found in Note 2 in our Financial Statements contained in this Annual Report for the year ended December 31, 2009 under “Note 3—Summary of Significant Accounting Policies”.

Outstanding Equity Awards at 2009 Fiscal Year End

The following table presents the outstanding equity awards held by each of the Named Executive Officers as of the fiscal year ended December 31, 2009.

	Option Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date
Gene Michael Bennett	20,000	80,000	-	1.56	10/5/2012

(1)	Mr. Bennett received options to purchase 100,000 shares of common stock on October 5, 2009. The options vest at the rate of 10,000 per month beginning on November 27, 2010.

Option Exercises and Stock Vested in Fiscal 2009

There were no option exercises or stock vested in 2009.

Pension Benefits

There were no pension benefit plans in effect in 2009.

Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans

There were no nonqualified defined contribution or other nonqualified deferred compensation plans in effect in 2009.

Employment Agreements

We have entered into PRC standard employment agreements with many of employees, including the following persons and terms:

·	Luo Ken Yi is paid $61,466 annually pursuant to a three-year agreement that expires on December 31, 2012;

·	Tang Nianzhong is paid $61,466 annually pursuant to an agreement with no expiry term;

·	Ye Ning is paid $61,466 annually pursuant to an agreement with no expiry term;

·	Li Guoxing is paid $52,685 annually pursuant to an agreement with no expiry term;

·	Wang Zairong is paid $14,049 annually pursuant to an agreement with no expiry term; and

·	Feng Shu is paid $13,347 annually pursuant to an agreement with no expiry term.

Pursuant to each of the foregoing person’s employment agreement with us, we also agreed to pay for we may terminate the agreement if, among other things, the executive neglects his or her duties, violates our rules and regulations, is convicted of a criminal, or undergoes bankruptcy. In addition, none of the agreements provide for severance upon termination.

Gene Michael Bennett

On October 5, 2009, we entered into an employment agreement (the “Bennett Agreement”) with our then Vice President of Finance, Gene Michael Bennett.  The Bennett Agreement has an effective date of September 28, 2009.  According to the Bennett Agreement, Mr. Bennett will receive an annual base salary of US$180,000.  Mr. Bennett will also be entitled to reimbursement of reasonable business expenses, two weeks of paid vacation annually, a housing allowance equal to 10,000 RMB (which is equal to approximately US$1,470) per month, and payment of certain dues to professional associations and societies, as approved by the Company.

Pursuant to the Bennett Agreement, Mr. Bennett received a sign-on bonus of stock options exercisable into 100,000 shares of common stock (the “Initial Options”), which vest at the rate of 10,000 of the underlying shares per month, with the first vesting of 10,000 shares occurring on November 27, 2009 and the last vesting of 10,000 options ending upon the total vested being 100,000.  Mr. Bennett entered into a Stock Option Agreement on October 5, 2009 for the Initial Options, pursuant to which the options are exercisable at $1.56 per share and have a term of five years.  Pursuant to the Stock Option Agreement, (i) upon termination of service for any reason, any non-vested portion of the option expires immediately; (ii) upon termination of service due to death or disability, the vested portion of the option is exercisable by the Mr. Bennett (or, in the event of the Mr. Bennett’s death, the Mr. Bennett’s beneficiary) for one year after the Mr. Bennett’s termination; and (iii) upon termination of service for any reason other than death or disability, the vested portion of the option is exercisable for a period of 90 days following Mr. Bennett’s Termination, provided, however, that all options, whether vested or unvested, will terminate immediately for termination for cause, as defined in the Employment Agreement.

Pursuant to the Bennett Agreement, Mr. Bennett will also receive an annual grant of stock options on each of September 28, 2010 and September 28, 2011, where the number of shares underlying the options will be determined by the following formula:

(100,000)	X	(Average Closing Trading Price of a share of the Company’s common stock as reported by NASDAQ during the 30 calendar days immediately preceding the respective anniversary date)
(Exercise Price of the Initial Options)

On each of September 28th of 2012, 2013, and 2014, Mr. Bennett will receive additional grants of stock options with the underlying number of shares to be determined with the same formula as the Initial Options except that the denominator will be based on the average closing trading price of the Company’s common stock during the 30 calendar days immediately preceding September 28th of the previous year, per the formula as follows:

(100,000)	X	(Average Closing Trading Price of a share of the Company’s common stock as reported by NASDAQ during the 30 calendar days immediately preceding the respective anniversary date)
(Average Closing Trading Price of a share of the Company’s common stock as reported by NASDAQ during the 30 calendar days immediately preceding September 28th of the previous year)

The Bennett Agreement has a term of five years and will expire on September 27, 2014, unless the Bennett Agreement is terminated earlier or extended by mutual agreement of the parties pursuant to the terms of the Bennett Agreement.  The Company’s Board of Directors may, in its sole discretion, and with or without cause, terminate the Bennett Agreement upon notice with a majority of vote of the Board.  In the event of such termination, Mr. Bennett would be entitled to receive his then-monthly base salary for the month in which his employment was terminated and for two consecutive months thereafter as an agreed upon severance payment; provided that, however, that Mr. Bennett signs a release and waiver agreement upon termination of his employment.

Mr. Bennett may terminate the Bennett Agreement with 90 days’ prior written notice in the event that we materially reduce his duties or authority, unless the 90 days’ notice is waived in writing by us.  Mr. Bennett may also, in his discretion, terminate the Bennett Agreement if there is a change of control of the Company, as defined in the Bennett Agreement.  In these events, Mr. Bennett would be entitled to the Severance Payments, conditioned upon the execution of a release and waiver agreement.  During the term of the Bennett Agreement and for 24 months thereafter, Mr. Bennett agreed not to solicit clients or employees from us and not to compete against us in the Asia Pacific.

Li Chengcheng

On March 30, 2009, we entered into an employment agreement with Mr. Li as our Chief Financial Officer. The agreement had a probationary period of three months, during which either party could terminate the agreement with no notice during the first month and seven days’ notice thereafter. After Mr. Li’s successful completion of the probationary period, either party could terminate the agreement with two months’ notice. In the event of negligence, misconduct, and other similar actions or events, we could terminate Mr. Li’s employment without notice. According to the agreement, Mr. Li received an initial annual base salary of $120,000, to be reviewed for adjustment after two years. Upon successful completion of the probationary period, Mr. Li was entitled to a $30,000 bonus. In addition, during the first two years of service under the agreement, Mr. Li was entitled to a cash bonus of 6% of a bonus pool, which is defined in the agreement as 0.3% of our total revenue plus 5% of the after-tax profit, as shown in our consolidated accounts. Any such cash bonus was conditional on Mr. Li being employed by us at the end of the relevant year. Any bonus was to be paid within three months after the audit report was available for financial years 2009 and 2010. Furthermore, after completing the first year of employment under the agreement, Mr. Li was entitled to receive 50,000 shares of our common stock; provided that, however, Mr. Li was still employed by us at the end of the year. Mr. Li agreed not to compete with us, have business dealings with, or solicit or interfere with the relationship of, our clients or prospective clients during his employment or within six months after termination of his employment, except where we wrongfully terminate Mr. Li’s employment.  Effective November 6, 2009, we terminated Mr. Li’s employment agreement and Mr. Li ceased to serve as our Chief Financial Officer.  We terminated the agreement with payment in lieu of two months’ notice pursuant to the agreement.

Albert Jan Grisel

On January 12, 2009, we entered into an employment agreement with our Chief Financial Officer, Albert Jan Grisel, effective as of October 16, 2008. According to the agreement, Mr. Grisel, as the Chief Financial Officer of the Company, would receive an initial annual base salary of HKD$1,852,500, which is approximately US$239,000. The annual base salary would be reviewed every two years after the effective date of the agreement. In addition, Mr. Grisel would receive a cash bonus of US$37,500 for the year ended December 31, 2008 and US$150,000 for the year ending December 31, 2009, payable within three months after the relevant financial year. Mr. Grisel would also receive a one-time payment of US$75,000 and a certain number of shares of the Company’s common stock to be determined by the Company’s Compensation Committee or Board of Directors. Mr. Grisel would also receive 50,000 shares of the Company’s common stock and 50,000 options to purchase shares of the Company’s common stock on the 12th, 24th and 36th month of his continued service with the Company. The options shall have a six-year term and an exercise price equal to the closing price of the Company’s common stock on the NASDAQ stock market on the date of the grant of the options. The share and option grants would be subject to anti-dilution protection such that the number of shares that Mr. Grisel would receive would be adjusted if additional shares of common stock are issued and outstanding as of the date of grant. He would also receive medical and disability insurance from the Company. Mr. Grisel will also receive a transportation allowance of HK$15,000 payable monthly.

During the term of the agreement and for six months thereafter, Mr. Grisel agreed not to solicit clients or employees from the Company and not to compete against the Company in Hong Kong. Either party may terminate the agreement for any reason upon providing three months’ written notice to the other party or by the Company by payment in lieu of notice. The Company may terminate the agreement immediately without notice or payment in lieu of notice in accordance with Section 9 of the Employment Ordinance of Hong Kong. The Company may terminate the agreement upon seven days’ written notice in the event Mr. Grisel for a limited number of permitted reasons, such as criminal convictions. If the Company terminates the agreement other than in accordance with Section 9 of the Employment Ordinance of Hong Kong or for one of the Permitted Reasons, Mr. Grisel is entitled to six months’ salary, including a pro rata portion of the share and option grants and cash bonus, in addition to any payment in lieu of notice. Mr. Grisel resigned as CFO of our company on March 31, 2009 to become the Vice President of KGE Group Ltd., the single largest shareholder of our Company.

Charles John Anderson

We entered into an employment agreement with Charles John Anderson on March 12, 2008. Mr. Anderson’s employment agreement has a term of five years and it will automatically renew for successive one-year periods thereafter unless either party provides 180-day prior written notice or unless terminated earlier in accordance with agreement. During the term of the Anderson Agreement, either party may terminate the agreement with 120-day prior written notice. According to the Anderson Agreement, Mr. Anderson will receive an annual base salary of $190,000, in addition to a commission that will be based on all cash received by the Company on all sales of our goods or services made pursuant to contracts originated primarily as the result of the efforts of Mr. Anderson during the term of the agreement (“Employee Sales”). Mr. Anderson will receive a cash payment equal to one-half percent (0.50%) of Employee Sales up to $20 million per annum. Mr. Anderson’s commission rate is adjusted to one-quarter percent (0.25%) for Employee Sales in excess of $20 million per annum. Mr. Anderson will receive his commission payments in three installments, as follows: (i) the first payment will be 50% of the total commissions for a contract and will be paid once we receive the first payment from the customer, provided that, however, the first payment on each contract cannot exceed a total of US$100,000; (ii) the second payment will be 80% of total commissions, on a cumulative basis, of a such contract, including any amounts paid in the first payment, and will be paid once we receive payment of at least 50% of the total payments due under the contract; and (iii) the third and final payment will be for the remaining 20% of the total commissions for the contract and will be paid once we receive the last payment from the customer.

Mr. Anderson will also receive each year a number of shares of our common stock that is equal to (i) twice the amount of Mr. Anderson’s total commissions on US sales for the year divided by (ii) the closing trading price of our common stock on December 31 on such year; provide that, however, the US sales for purposes of this calculation will be capped at $50 million. All shares received by Mr. Anderson will be subject to a twelve-month lock up restriction. Mr. Anderson will be eligible to receive an annual bonus at the sole discretion of the Chief Executive Officer and Board of Directors.

Equity Incentive Plans

2009 Omnibus Incentive Plan

On June 12, 2009, our stockholders approved the China Architectural Engineering, Inc. 2009 Omnibus Incentive Plan (the “2009 Plan”). Our Board of Directors approved the 2009 Plan subject to the stockholders’ approval on April 30, 2009.  The 2009 Plan, as originally approved by the Board and stockholders, the 2009 Plan reserved a total of 5.0 million shares authorized for issuance under the 2009 Plan.  On June 17, 2009, the Board amended the plan to reduced the number of shares authorized for issuance under the 2009 Plan to a total of 2.0 million shares.  Pursuant to the terms of the 2009 Plan and NASDAQ rules, no stockholder approval of the amendment to the 2009 Plan was required.

The Board may at any time amend or terminate the 2009 Plan, provided that no such action may be taken that adversely affects any rights or obligations with respect to any awards theretofore made under the 2009 Plan without the consent of the recipient.  No awards may be made under the 2009 Plan after the tenth anniversary of its effective date.  Certain provisions of the Incentive Plan relating to performance-based awards under Section 162(m) of the Code will expire on the fifth anniversary of the effective date.  Awards under the Incentive Plan may include incentive stock options, nonqualified stock options, stock appreciation rights (“SARs”), restricted shares of common stock, restricted stock units, performance share or unit awards, other stock-based awards and cash-based incentive awards.

The 2009 Plan is administered by the Company’s Board of Directors.  The Board has the authority to determine, within the limits of the express provisions of the 2009 Plan, the individuals to whom awards will be granted, the nature, amount and terms of such awards and the objectives and conditions for earning such awards.  The Board generally has discretion to delegate its authority under the 2009 Plan to a committee of the Board or a subcommittee, or to such other party or parties, including officers of the Company, as the Board deems appropriate.  The Board may grant awards to any employee, director, consultant or other person providing services to the Company or its affiliates.  The maximum awards that can be granted under the 2009 Plan to a single participant in any calendar year is 1,500,000 shares of common stock (whether through grants of Options or Stock Appreciation Rights or other awards of common stock or rights with respect thereto) or $1 million in the form of cash-based incentive awards.

The 2009 Plan replaces the China Architectural Engineering, Inc. 2007 Equity Incentive Plan (“2007 EIP”), which has been frozen and under which no further grants or awards will be made.  The Board did not grant any awards pursuant to the 2007 EIP and there are no options, shares, or other securities outstanding under the 2007 EIP.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides information as of December 31, 2009 regarding compensation plans (including individual compensation arrangements) under which our equity securities are authorized for issuance.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)		(b)	(c)

Equity compensation plans approved by security holders	100,000	(2)	$$1.56	2,000,000	(1)
Equity compensation plans not approved by security holders	50,000		$3.50	—
Total	150,000		$2.21	2,000,000

(1)	Represents shares available for grant under our China Architectural Engineering, Inc. 2009 Omnibus Incentive Plan.

Director Compensation

The following table shows information regarding the compensation earned during the fiscal year ended December 31, 2009 by our board of directors.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Zheng Jinfeng	20,000	-	-	-	-	-	20,000
Zhao Bao Jiang	20,000	-	-	-	-	-	20,000
Kelly Wang	20,000	-	-	-	-	-	20,000
Miu Cheung	20,000	-	-	-	-	-	20,000
Chia Yong Whatt (1)	10,849	-	-	-	-	-	10,849
Ye Ning (2)	11,945	-	-	-	-	-	11,945

(1)	Chia Yong Whatt was appointed a director on June 17, 2009.
(2)	Ye Ning resigned as a director on August 6, 2009.

We have a policy to pay our non-employee directors $20,000 per year as cash consideration for serving on the Board of Directors. We further agree to reimburse all reasonable travel and other expenses incurred for attendance at a board or committee meeting, and we agree to pay the fees and documented reimbursements within a reasonable time and in accordance with our current payment practices. Directors are also eligible to participate in our equity incentive plans.

On January 18, 2010, we approved the issuance of the following stock grants to our directors, as set forth below.

Name	No. of Shares of Restricted Stock
Zheng Jinfeng	30,000
Zhao Bao Jiang	30,000
Kelly Wang	30,000
Miu Cheung	15,000
Chia Yong Whatt	6,000

As granted, the Restricted Stock Grants were set to vest such that ¼ would vest on March 31, 2010, ¼ would vest on June 30, 2010, ¼ would vest on September 30, 2010, and the remaining ¼ would vest on December 31, 2010.  The vesting of the grants were subject to the terms and conditions of the Restricted Stock Agreement entered into by and between the recipients and us.  In the first quarter of 2010, we opted to accelerate vesting of the restricted stock awards so that they became fully vested immediately.

Indemnification of Directors and Executive Officers and Limitations of Liability

We are incorporated in the State of Delaware and are governed by Delaware law. Under Section 145 of the General Corporation Law of the State of Delaware, we can indemnify our directors and officers against liabilities they may incur in such capacities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Our certificate of incorporation provides that, pursuant to Delaware law, our directors shall not be liable for monetary damages for breach of the directors’ fiduciary duty of care to us and our stockholders. This provision in the certificate of incorporation does not eliminate the duty of care, and in appropriate circumstances equitable remedies such as injunctive or other forms of non-monetary relief will remain available under Delaware law. In addition, each director will continue to be subject to liability for breach of the director’s duty of loyalty to us or our stockholders for acts or omissions not in good faith or involving intentional misconduct or knowing violations of the law, for actions leading to improper personal benefit to the director, and for payment of dividends or approval of stock repurchases or redemptions that are unlawful under Delaware law. The provision also does not affect a director’s responsibilities under any other law, such as the federal securities laws or state or federal environmental laws.

Our bylaws provide for the indemnification of our directors to the fullest extent permitted by the Delaware General Corporation Law. Our bylaws further provide that our Board of Directors has discretion to indemnify our officers and other employees. We are required to advance, prior to the final disposition of any proceeding, promptly on request, all expenses incurred by any director or executive officer in connection with that proceeding on receipt of an undertaking by or on behalf of that director or executive officer to repay those amounts if it should be determined ultimately that he or she is not entitled to be indemnified under the bylaws or otherwise. We are not, however, required to advance any expenses in connection with any proceeding if a determination is reasonably and promptly made by our Board of Directors by a majority vote of a quorum of disinterested Board members that (i) the party seeking an advance acted in bad faith or deliberately breached his or her duty to us or our stockholders and (ii) as a result of such actions by the party seeking an advance, it is more likely than not that it will ultimately be determined that such party is not entitled to indemnification pursuant to the applicable sections of our bylaws.

We have been advised that in the opinion of the Securities and Exchange Commission, insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event a claim for indemnification against such liabilities (other than our payment of expenses incurred or paid by our director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

We may enter into indemnification agreements with each of our directors and officers that are, in some cases, broader than the specific indemnification provisions permitted by Delaware law, and that may provide additional procedural protection. To date, we have not entered into any indemnification agreements with our directors or officers, but may choose to do so in the future. Such indemnification agreements may require us, among other things, to:

•	indemnify officers and directors against certain liabilities that may arise because of their status as officers or directors;

•	advance expenses, as incurred, to officers and directors in connection with a legal proceeding, subject to limited exceptions; or

•	obtain directors’ and officers’ insurance.

At present, there is no pending litigation or proceeding involving any of our directors, officers or employees in which indemnification is sought, nor are we aware of any threatened litigation that may result in claims for indemnification.

ITEM 12. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of common stock subject to options and warrants held by that person that are currently exercisable or become exercisable within 60 days of April 26, 2010 are deemed outstanding even if they have not actually been exercised. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

The following table sets forth certain information with respect to beneficial ownership of the Company’s common stock as of April 26, 2010, based on 55,156,874 issued and outstanding shares of common stock, by:

•	Each person known to be the beneficial owner of 5% or more of the Company’s outstanding common stock;

•	Each named executive officer;

•	Each director; and

•	All of the executive officers and directors as a group.

The number of shares of our common stock outstanding as of April 26, 2010, excludes (i) 423,700 shares of our common stock issuable upon exercise of outstanding warrants, (ii) 6,414,912 shares of our common stock issuable upon the conversion of issued and outstanding bonds, subject to adjustment, and (iii) 100,000 shares that are issuable upon the exercise of outstanding options.  Unless otherwise indicated, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite the stockholder’s name, subject to community property laws, where applicable. Unless otherwise indicated, the address of each stockholder listed in the table is c/o China Architectural Engineering, Inc., 105 Baishi Road, Jiuzhou West Avenue, Zhuhai, 519070, People’s Republic of China.

Name and Address of Beneficial Owner	Title	Shares of Common Stock Beneficially Owned		Percent of Class Beneficially Owned

Directors and Executive Officers
Luo Ken Yi	Chief Executive Officer and Chairman of the Board	24,260,287	(1)	44.0%

Tang Nianzhong	Vice President, China Operations and Director	24,260,287	(1)	44.0%

Ye Ning	Vice President	24,260,287	(1)	44.0%

Gene Michael Bennett	Chief Financial Officer	100,000	(2)	*

Charles John Anderson	President, U.S. Operations and Chief Operating Officer	200,000		*

Zheng Jinfeng	Director	30,000		*

Zhao Bao Jiang	Director	30,000		*

Kelly Wang	Director	30,000		*

Miu Cheung	Director	15,000		*

Chia Yong Whatt	Director	6,000		*

Officers and Directors as a Group (total of 13 persons)		25,143,287	(1)(2)	45.5%

5% Owners

KGE Group Limited		24,100,287	(1)	45.3%

ABN AMRO Bank, N.V.		4,558,908	(3)	7.6%

Li Qin Fu		5,000,000	(4)	9.1%

(1)
Includes 24,100,287 shares of common stock in our company held by KGE Group Limited, a Hong Kong corporation, of which Luo Ken Yi, Ye Ning and Tang Nianzhong are directors and may be deemed to have voting and investment control over the shares owned by KGE Group Limited. In addition, Luo Ken Yi, Ye Ning and Tang Nianzhong own approximately 70%, 10% and 10% respectively, of KGE Group Limited’s issued and outstanding shares. In addition, KGE Holding Limited owns approximately 5% of the issued and outstanding shares of KGE Group Limited, of which is owned by Luo Ken Yi and his brother. As a result, Luo Ken Yi, Ye Ning and Tang Nianzhong may be deemed to be a beneficial owner of the shares held by KGE Group Limited. Each of the foregoing persons disclaims beneficial ownership of the shares held by KGE Group Limited except to the extent of his pecuniary interest.

(2)	Includes 100,000 shares of common stock issuable upon the exercise of outstanding stock options currently exercisable.

(3)
Includes (i) 1,181,102 shares of common stock may be acquired upon conversion of the Company’s 12% Convertible Bonds Due 2011, which are currently convertible at a conversion price of $6.35 per share, subject to adjustment upon certain events, and (ii) 112,500 shares of common stock that may be acquired upon exercise of the warrants issued in connection with the 2008 Bonds. Also includes 3,265,306 shares of common stock may be acquired upon conversion of the $8 million of the Company’s Variable Rate Convertible Bonds due in 2012 based on a conversion price of $2.45 per share.  The address of the stockholder is 250 Bishopsgate, London EC2M 4AA, United Kingdom.

(4)
Consists of 5,000,000 shares that Resort Property International Limited purchased from KGE Group, Ltd. in a private transaction that closed on August 6, 2009.  The shares were purchased by Nine Dragon (Hong Kong) Co. Ltd., an entity controlled by Li Qin Fu, who also has voting and investment control over the securities owned by Resort Property International Limited. The address of the stockholder is Room 2601, No 3 Lane, 288 Huaihai West Road, Shanghai PR China, 200031.

ITEM 13. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

CITIC Capital Finance Limited

On April 15, 2008, we completed a financing transaction with ABN AMRO Bank N.V., London Branch (“ABN AMRO”), CITIC Allco Investments Limited (together with ABN AMRO, the “Subscribers,” and each a “Subscriber”), and CITIC Capital Finance Limited issuing (i) $20,000,000 12% Convertible Bonds due in 2011 and (ii) 300,000 warrants to purchase an aggregate of 300,000 shares of our common stock, subject to certain adjustments as set forth in the warrant instrument, that expire in 2013. The transaction was completed in accordance with a subscription agreement entered into by us, the Subscribers, and CITIC Capital Finance Limited, dated April 2, 2008 (the “Subscription Agreement”). Pursuant to the terms of the Subscription Agreement, we were required as a condition to the closing to appoint a director designated by CITIC Capital Finance Limited to our Board of Directors. The closing condition was waived by the parties to the financing transaction and we agreed to appoint such a director within three months from closing. On June 10, 2008, our Board of Directors appointed Miu Cheung to serve as a director of the Company pursuant to the Subscription Agreement.

Loans to and from Insiders

We have taken interest-free loans from our largest shareholder, KGE Group Ltd.  On June 17, 2009, we entered into an interest-free loan agreement with KGE Group Ltd. pursuant to which we may borrow up to $2.8 million from KGE Group Ltd.  Pursuant to the terms of the agreement, the loan will be interest-free and fee-free and not become due earlier than two years from the date of the loan.  The loan was approved by the Board of Directors of the Company.  We have taken additional loans from KGE Group Ltd..  The amount due to KGE Group at December 31 2009, 2008 and 2007 was $10,080,345, $924,687 and $1,334,856, respectively. All of the loans are interest-free, fee-free and have no fixed repayment schedule.

The loan and the advances are related party transactions because KGE Group Ltd. is a Hong Kong company that is the majority stockholder of the Company.   In addition, Luo Ken Yi, Ye Ning and Tang Nianzhong own approximately 70%, 10% and 10% respectively, of KGE Group Limited’s issued and outstanding shares and each of the foregoing are directors of KGE Group Ltd.  Luo Ken Yi is the Company’s Chief Executive Officer and Chairman of the Board, Ye Ning is a Vice President of the Company, and Tang Nianzhong is the Company’s Vice President of China Operations and a Director. In addition, KGE Holding Limited owns approximately 5% of the issued and outstanding shares of KGE Group Limited, of which is owned by Luo Ken Yi and his brother.

The transactions with related parties during the periods were carried out in the ordinary course of business and on normal commercial terms.

Guangdong Canbo Electrical Co., Ltd.

During the year ended December 31, 2009, the Company purchased construction materials amounting to $22.9 million from Guangdong Canbo Electrical Co., Ltd. (Canbo) via its parent company, Kangbao Electrical Company Limited (Kangbao), a subsidiary of the Company’s major shareholder, KGE Group Limited. Canbo is a preferred supplier of the Company as it is able to procure materials at favorable price levels due to its purchased quantities. More important, application of certain of the Company’s patented technology is preferably routed through Canbo to prevent undesired distribution of this technology. The Company at times provides purchases advance payment to Kangbao in order to obtain a more favorable pricing. As of December 31, 2009, the Company’s purchases advance to Canbo was $5.9 million for the purpose of future supplies of materials. The Company has also obtained trade facilities for purchases through Canbo.

Full Art International, Ltd.

Full Art International, Ltd. (“Full Art”) is our wholly-owned subsidiary and has interlocking executive and director positions with China Architectural Engineering, Inc.

Policy for Approval of Related Party Transactions

Our policy is to have our Audit Committee review and pre-approve any related party transactions and other matters pertaining to the integrity of management, including potential conflicts of interest, or adherence to standards of business conduct as required by our policies.

ITEM 14.  PRINCIPAL ACCOUNTING FEES AND SERVICES

The following table presents fees, including reimbursements for expenses, for professional audit services rendered by Samuel H. Wong & Co., LLP for the audits of the Company’s annual financial statements and interim reviews of the Company’s quarterly financial statements for the years ended December 31, 2009 and December 31, 2008 and fees billed for other services rendered by Samuel H. Wong & Co., LLP during those periods.

	Year ended December 31,
	2009	2008

Audit Fees(1)	$165,000	$165,000
Audit-Related Fees	-	-
Tax Fees	7,740	-
All Other Fees	-	-
Total	$172,740	$165,000

(1) These are fees for professional services performed by Samuel H. Wong & Co., LLP, Certified Public Accountants for the audit of our annual financial statements, review of our quarterly reports, and registration statements.

Pre-Approval Policy

The Audit Committee on an annual basis reviews audit and non-audit services performed by the independent registered public accounting firm for such services. The audit committee pre-approves (i) auditing services (including those performed for purposes of providing comfort letters and statutory audits) and (ii) non-auditing services that exceed a de minimis standard established by the committee, which are rendered to the Company by its outside auditors (including fees).

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Zhuhai, People’s Republic of China, on June 1, 2010.

China Architectural Engineering, Inc.

/s/ Luo Ken Yi
Luo Ken Yi
Chief Executive Officer and Chairman of the Board

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Luo Ken Yi	Chief Executive Officer and Chairman of the Board (Principal Executive Officer)	June 1, 2010
Luo Ken Yi
/s/ Gene Michael Bennett	Acting Chief Financial Officer (Principal Financial and Accounting Officer)	June 1, 2010
Gene Michael Bennett

*	Vice General Manager and Director	June 1, 2010
Tang Nianzhong

*	Director	June 1, 2010
Zheng Jinfeng

*	Director	June 1, 2010
Zhao Bao Jiang

*	Director	June 1, 2010
Kelly Wang

Director
Miu Cheung

*	Director	June 1, 2010
Chia Yong Whatt

*	/s/ Luo Ken Yi
Luo Ken Yi, as Attorney-in-Fact

Exhibit Index

Exhibit No.	Exhibit Description

2.1
Share Exchange Agreement, dated as of August 21, 2006, by and among the Registrant, KGE Group, Limited, and Full Art International, Ltd. (incorporated by reference from Exhibit 2.1 to Current Report on Form 8-K filed with the Securities and Exchange Commission on October 20, 2006).

2.1(a)
Amendment No. 1 to the Share Exchange Agreement, dated as of October 17, 2006, by and among the Registrant, KGE Group, Limited, and Full Art International, Ltd. (incorporated by reference from Exhibit 2.1(a) to Current Report on Form 8-K filed with the Securities and Exchange Commission on October 20, 2006).

3.1
Certificate of Incorporation of China Architectural Engineering, Inc. (incorporated by reference from Exhibit 3.1 to Registration Statement on Form SB-2 filed with the Securities and Exchange Commission on April 20, 2004).

3.1(a)	Certificate of Amendment of Certificate of Incorporation dated July 8, 2005 (incorporated by reference to Registrant's Quarterly Report on Form 10-QSB filed August 11, 2005)
3.2
Bylaws of the Registrant (incorporated by reference from Exhibit 3.2 to Registration Statement on Form SB-2 filed with the Securities and Exchange Commission on April 20, 2004, and incorporated herein by reference).

3.3	Articles of Merger Effecting Name Change (incorporated by reference from Exhibit 3.3 to Current Report on Form 8-K filed with the Securities and Exchange Commission on October 20, 2006).
4.1	Specimen Certificate of Common Stock (incorporated by reference to Exhibit 4. 1 of the Registrant's Registration Statement on Form SB-2 filed August 20, 2004).
4.2
Trust Deed, dated April 12, 2007, by and between the Registrant and The Bank of New York, London Branch (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on April 18, 2007).

4.2(a)
Amended and Restated Trust Deed, originally dated April 12, 2007, amended and restated August 29, 2007 by and between the Registrant and The Bank of New York, London Branch (incorporated by reference to Exhibit 4.1 of the Registrant’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on September 4, 2007).

4.3
Paying and Conversion Agency Agreement, dated April 12, 2007, by and among the Registrant, The Bank of New York, and The Bank of New York, London Branch (incorporated by reference to Exhibit 4.2 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on April 18, 2007).

4.4
The Warrant Instrument, dated April 12, 2007, by and between the Registrant and ABN AMRO Bank N.V. (incorporated by reference to Exhibit 4.3 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on April 18, 2007).

4.5
Warrant Agency Agreement, dated April 12, 2007 among Company, The Bank of New York and The Bank of New York, London Branch (incorporated by reference to Exhibit 4.4 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on April 18, 2007).

4.6
Registration Rights Agreement, dated April 12, 2007, by and between the Registrant and ABN AMRO Bank N.V. (incorporated by reference to Exhibit 4.5 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on April 18, 2007).

4.6(a)
Written description of oral agreement between the Registrant and ABN AMRO Bank N.V. (incorporated by reference to Exhibit 4.8(a) to the Form S-1/A filed with the Securities and Exchange Commission on September 21, 2007).

4.7
Trust Deed, dated April 15, 2008, by and between the Registrant and The Bank of New York, London Branch (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on April 18, 2008).

4.8
Paying and Conversion Agency Agreement, dated April 15, 2008, by and among the Registrant, The Bank of New York, and The Bank of New York, London Branch (incorporated by reference to Exhibit 4.2 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on April 18, 2008).

4.8(a)
Amended and Restated Paying and Conversion Agency Agreement, originally dated April 15, 2008, amended and restated September 29, 2008 by and among the Registrant, The Bank of New York Mellon, and The Bank of New York Mellon, London Branch (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on September 30, 2008).

4.9
The Warrant Instrument, dated April 15, 2008, by and among the Registrant, ABN AMRO Bank N.V., London Branch and CITIC Allco Investments Ltd. (incorporated by reference to Exhibit 4.3 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on April 18, 2008).

4.10
Warrant Agency Agreement, dated April 15, 2008, by and among the Registrant, The Bank of New York and The Bank of New York, London Branch (incorporated by reference to Exhibit 4.4 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on April 18, 2008).

4.11
Registration Rights Agreement, dated April 15, 2008, by and among the Registrant, ABN AMRO Bank N.V., London Branch and CITIC Allco Investments Ltd. (incorporated by reference to Exhibit 4.5 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on April 18, 2008).

4.12	China Architectural Engineering, Inc. 2009 Omnibus Incentive Plan (incorporated by reference to Exhibit 4.1 to the Form 8-K filed with the Securities and Exchange Commission on June 18, 2009).

Exhibit No.	Exhibit Description
4.13
Amendment No. 1 to China Architectural Engineering, Inc. 2009 Omnibus Incentive Plan (incorporated by reference to Exhibit 4.2 to the Form 8-K filed with the Securities and Exchange Commission on June 18, 2009).

4.14
Form of Stock Option Agreement for 2009 Omnibus Incentive Plan (incorporated by reference to Exhibit 4.2 to the Registration Statement on Form S-8 filed with the Securities and Exchange Commission on January 21, 2010).

4.15
Form of Restricted Stock Agreement for 2009 Omnibus Incentive Plan (incorporated by reference to Exhibit 4.3 to the Registration Statement on Form S-8 filed with the Securities and Exchange Commission on January 21, 2010).

4.16
Form of Restricted Stock Unit Agreement for 2009 Omnibus Incentive Plan (incorporated by reference to Exhibit 4.4 to the Registration Statement on Form S-8 filed with the Securities and Exchange Commission on January 21, 2010).

4.17
Form of Stock Appreciation Rights Agreement for 2009 Omnibus Incentive Plan (incorporated by reference to Exhibit 4.5 to the Registration Statement on Form S-8 filed with the Securities and Exchange Commission on January 21, 2010).

10.1	Form of Subscription Agreement dated October 17, 2006 (incorporated by reference to Exhibit 10.1 to the Form S-1/A filed with the Securities and Exchange Commission on February 5, 2007).
10.1(a)
Form of Waiver of Penalties dated August 29, 2007 Related to Registration Rights (incorporated by reference to Exhibit 10.1 of the Registrant's Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on September 4, 2007).

10.2	Form of Subscription Agreement dated October 2004 (incorporated by reference to Exhibit 10.2 to the Form SB-2/A filed with the Securities and Exchange Commission on October 1, 2004).
10.3
Employment Agreement dated December 30, 2005 by and between the Registrant and Luo Ken Yi (translated to English) (incorporated by reference from Exhibit 10.3 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on October 20, 2006).

10.4
Employment Agreement dated January 11, 2004 by and between the Registrant and Tang Nianzhong (translated to English) (incorporated by reference to Exhibit 10.4 to the Form S-1/A filed with the Securities and Exchange Commission on February 5, 2007).

10.5
Employment Agreement by and between the Registrant and Ye Ning (translated to English) (incorporated by reference from Exhibit 10.5 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on October 20, 2006).

10.6
Employment Agreement dated January 1, 2006 by and between the Registrant and Li Guoxing (translated to English) (incorporated by reference to Exhibit 10.6 to the Form S-1/A filed with the Securities and Exchange Commission on February 5, 2007).

10.7
Employment Agreement dated January 1, 2005 by and between the Registrant and Bai Fai (translated to English) (incorporated by reference to Exhibit 10.7 to the Form S-1/A filed with the Securities and Exchange Commission on February 5, 2007).

10.8
Employment Agreement dated December 26, 2005 by and between the Registrant and Wang Zairong (translated to English) (incorporated by reference to Exhibit 10.8 to the Form S-1/A filed with the Securities and Exchange Commission on February 5, 2007).

10.9
Employment Agreement dated December 20, 2005 by and between the Registrant and Feng Shu (translated to English) (incorporated by reference to Exhibit 10.9 to the Form S-1/A filed with the Securities and Exchange Commission on February 5, 2007).

10.10
Employment Agreement dated December 26, 2006 by and between the Registrant and Wang Xin (translated to English) (incorporated by reference to Exhibit 10.10 to the Form S-1/A filed with the Securities and Exchange Commission on February 5, 2007).

10.11
Employment Agreement dated March 12, 2008 by and between the Registrant and Xin Yue Jasmine Geffner (translated to English) (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on March 14, 2008).

10.12
Employment Agreement dated March 12, 2008 by and between the Registrant and Charles John Anderson (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on March 14, 2008).

10.13
Office and Factory Lease Agreement dated July 13, 2005 by and between the Registrant and Zhuhai Yuping Kitchen Equipment Co., Ltd. (translated to English) (incorporated by reference to Exhibit 10.11 to the Form S-1/A filed with the Securities and Exchange Commission on February 5, 2007).

10.14
Lease Agreement by and between the Registrant and Beijing Aoxingyabo Technology Development Co., Ltd (translated to English) (incorporated by reference to Exhibit 10.12 to the Form S-1/A filed with the Securities and Exchange Commission on February 5, 2007).

10.15
Property Rental Contract by and between the Registrant and Shanghai Sandi CNC equipment Ltd. Co (translated to English) (incorporated by reference to Exhibit 10.13 to the Form S-1/A filed with the Securities and Exchange Commission on February 5, 2007).

10.16
Subscription Agreement, dated March 27, 2007, by and between the Registrant and ABN AMRO Bank N.V. (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on April 18, 2007).

10.17
Joint Venture Agreement dated May 11, 2007 entered into by and between CPD (Australia) Holding Pty Ltd. and the Registrant (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on May 15, 2007).

10.18
Form of Registration Rights Agreement entered into by and between the Registrant, First Alliance Financial Group, Inc. and WestPark Capital, Inc. Affiliates (incorporated by reference to Exhibit 10.16 to Form S-1/A filed with the Securities and Exchange Commission on September 4, 2007).

Exhibit No.	Exhibit Description
10.18(a)
Form of Waiver of Penalties Related to Registration Rights entered into by and between the Registrant, First Alliance Financial Group, Inc. and WestPark Capital, Inc. Affiliates (incorporated by reference to Exhibit 10.16(a) to the Form S-1/A filed with the Securities and Exchange Commission on September 4, 2007).

10.18(b)
Written description of oral agreement between the Registrant, First Alliance Financial Group, Inc., and WestPark Capital, Inc. Affiliates (incorporated by reference to Exhibit 10.16(b) to the Form S-1/A filed with the Securities and Exchange Commission on September 21, 2007).

10.19
China Architectural Engineering, Inc. 2007 Equity Incentive Plan (incorporated by reference from Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on July 12, 2007).

10.20
Form of Notice of Grant of Stock Option of the Registrant (incorporated by reference from Exhibit 10.2 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on July 12, 2007).

10.21
Form of Stock Option Agreement (including Addendum) of the Registrant (incorporated by reference from Exhibit 10.3 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on July 12, 2007).

10.22
Form of Stock Issuance Agreement (including Addendum) of the Registrant (incorporated by reference from Exhibit 10.5 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on July 12, 2007).

10.23
Form of Stock Purchase Agreement (including Addendum) of the Registrant (incorporated by reference from Exhibit 10.4 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on July 12, 2007).

10.24
Stock Purchase Agreement dated November 6, 2007, entered into by and among Ng Chi Sum, Yam Mei Ling, the Registrant and Full Art (incorporated by reference from Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on November 8, 2007).

10.25
Subscription Agreement, dated April 2, 2008, by and among the Registrant, ABN AMRO Bank N.V., London Branch, CITIC Allco Investments Ltd., and CITIC Capital Finance Ltd. (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on April 18, 2008).

10.26
Employment Agreement with Albert Jan Grisel dated as of January 12, 2009 (incorporated by reference from Exhibit 10.1 to Current Report on Form 8-K filed with the Securities and Exchange Commission on January 16, 2009).

10.27
Employment Agreement with Li Chengcheng dated as of March 30, 2009 (incorporated by reference to Exhibit 10.1 to Current Report on Form 8-K filed with the Securities and Exchange Commission on April 3, 2009).

10.28
Employment Agreement with Gene Michael Bennett dated as of October 5, 2009 (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on October 8, 2009).

10.29
Stock Option Agreement with Gene Michael Bennett dated as of October 5, 2009 (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on October 8, 2009).

10.30*
Securities Purchase Agreement dated as of August 6, 2009 by and between China Architectural Engineering, Inc., KGE Group Limited and certain investors (incorporated by reference from Exhibit 10.1 to Current Report on Form 8-K filed with the Securities and Exchange Commission on August 10, 2009).

10.31*	Amendment and Waiver Agreement dated as of August 6, 2009, by and among China Architectural Engineering, Inc., KGE Group Limited, ABN AMRO Bank N.V., London Branch, and CITIC Allco Investment Ltd.
10.32
Loan Agreement dated June 17, 2009 entered into by and between KGE Group Ltd. and the Company (incorporated by reference to Exhibit 4.1 to the Form 8-K filed with the Securities and Exchange Commission on June 18, 2009).

10.33
Amendment and Waiver Agreement dated February 24, 2010 by and among The Royal Bank of Scotland N.V., London Branch (formerly ABN AMRO Bank N.V., London Branch); CITIC Capital China Mezzanine Fund Limited; ABN AMRO Bank (China) Co., Ltd., Shenzhen Branch; Mr. Luo Ken Yi; Mr. Jun Tang; KGE Group Limited; and First Jet Investments Limited (incorporated by reference to Exhibit 10.1 to the Form 8-K filed with the Securities and Exchange Commission on February 24, 2010).

10.34
Framework Agreement of Marine Park and Holiday Resorts Project entered into by and between the Company and Shanghai Nine Dragon Co. Ltd (translated) (incorporated by reference to Exhibit 10.1 to the Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 17, 2009).

14.1*	Code of Business Conduct and Ethics
23.1	Consent of Samuel H. Wong & Co., LLP
21.1*	List of Subsidiaries
31.1	Certification of Chief Executive Officer pursuant to Item 601(b)(31) of Regulation S-K, as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
31.2	Certification of Chief Financial Officer pursuant to Item 601(b)(31) of Regulation S-K, as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
32.1**	Certifications of Chief Executive Officer and Chief Financial Officer pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

*           Previously filed.

**
This exhibit shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

CHINA ARCHITECTURAL ENGINEERING, INC.

FINANCIAL STATEMENTS

DECEMBER 31, 2009, 2008 AND 2007

(Stated in US dollars)

INDEX

CONTENTS	PAGES

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	B-75

CONSOLIDATED BALANCE SHEETS	B-76 – B-77

CONSOLIDATED STATEMENTS OF INCOME	B-78

CONSOLIDATED STATEMENTS OF CASH FLOWS	B-79

CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY AND COMPREHENSIVE INCOME	B-80 – B-81

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	B-82 – B-108

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To:           The Board of Directors and Stockholders of
China Architectural Engineering, Inc.

We have audited the accompanying consolidated balance sheets of China Architectural Engineering, Inc. as of December 31, 2009 and 2008, and the related consolidated statements of income, stockholders' equity and cash flows for the years ended December 31, 2009, 2008 and 2007. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

 We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of China Architectural Engineering, Inc. as of December 31, 2009 and 2008, and the results of its operations and its cash flows for the years ended December 31, 2009, 2008 and 2007 in conformity with accounting principles generally accepted in the United States of America.

As discussed in footnote (1) restatement of previously issued financial statements which disclosed the effects of restatement in the accounting periods involved and footnote 3(v) stock-based compensation to incorporate $4,976 of such expense for the year ended December 31, 2009, the financial statements as of and for the years ended December 31, 2009, 2008 and 2007 have been restated to correct errors as addressed in the above mentioned footnotes.

South San Francisco, California	Samuel H. Wong & Co., LLP
Original: January 20, 2010	Certified Public Accountants
Revised: May 14, 2010

CHINA ARCHITECTURAL ENGINEERING, INC.

CONSOLIDATED BALANCE SHEETS
AS OF DECEMBER 31, 2009 AND 2008
(Stated in US Dollars)
	Notes	As of December 31,
		2009	2008
		(restated)
ASSETS
Current assets
Cash and cash equivalents		$740,125	$9,516,202
Restricted cash		3,033,819	7,451,388
Contract receivables, net	(4)	89,189,103	71,811,627
Costs and earnings in excess of billings		8,100,580	15,988,920
Job disbursements advances		2,696,794	2,252,241
Other receivables, net	(5)	30,768,067	18,614,928
Inventories	(6)	727,499	308,842
Deferred income taxes, current		113,033	3,264
Other current assets		297,838	1,659,307
Total current assets		135,666,858	127,606,719

Non-current assets
Plant and equipment, net	(7)	2,539,457	5,852,110
Intangible Assets	(8)	70,610	50,720
Goodwill		7,995,896	7,995,896
Other non-current assets		287,586	32,137

TOTAL ASSETS		$146,560,407	$141,537,582

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Short-term bank loans	(9)	$9,529,880	$-
Notes payable		-	10,193,088
Accounts payable		26,614,484	35,510,827
Billings over costs and estimated earnings		6,098,666	5,358,527
Amount due to shareholder		10,080,345	924,687
Other payables		9,360,314	7,364,816
Income tax payable		-	2,318,743
Business and other taxes payable		4,923,771	3,304,522
Customers’ deposits		6,392,676	-
Other Accruals		4,324,011	1,794,879
Total current liabilities		77,324,147	66,770,089

The accompanying notes are an integral part of these financial statements.

CHINA ARCHITECTURAL ENGINEERING, INC.

CONSOLIDATED BALANCE SHEETS (Continued)
AS OF DECEMBER 31, 2009 AND 2008
(Stated in US Dollars)
	Notes	As of December 31,
		2009	2008
		(restated)	(restated)
Non-current liabilities
Long term bank loans	(9)	$109,239	$328,285
Convertible bond payable, net	(10)	24,564,161	24,907,170

TOTAL LIABILITIES		$101,997,547	$92,005,544

STOCKHOLDERS’ EQUITY
Preferred stock, $0.001 par value, 10,000,000 shares authorized, 0 shares issued and outstanding at December 31, 2009 and December 31, 2008
Common stock, $0.001 par value, 100,000,000 shares authorized, 53,256,874 shares issued and outstanding at December 31, 2009 and December 31, 2008		$53,257	$53,257
Additional paid in capital		26,495,876	23,036,592
Statutory reserves		3,040,595	3,040,595
Accumulated other comprehensive income		3,868,437	5,450,632
Retained earnings		11,131,084	17,940,421
Total Company shareholders’ equity		44,589,249	49,521,497
Noncontrolling interests		(26,389)	10,541
Total shareholders’ equity		44,562,860	49,532,038
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY		$146,560,407	$141,537,582

The accompanying notes are an integral part of these financial statements.

CHINA ARCHITECTURAL ENGINEERING, INC.

CONSOLIDATED STATEMENTS OF INCOME
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007
(Stated in US Dollars)

	Notes	Years ended December 31,
		2009	2008	2007
		(restated)	(restated)	(restated)
Contract revenues earned	(11)	$117,190,918	$151,665,672	$86,617,239
Cost of contract revenues earned		94,721,967	128,884,736	64,353,915
Gross profit		$22,468,951	$22,780,936	$22,263,324

Selling, general and administrative expenses		21,092,107	26,062,543	5,525,130
Finance expenses		-	-	208,197
Income / (Loss) from operations		$1,376,844	$(3,281,607)	$16,529,997

Interest income		58,425	762	108,241
Interest expense		(6,331,493)	(5,879,622)	(642,477)
Other income		176,871	1,922,285	88,385
Other expenses		(329,241)	(161,422)	(127,043)
Income / (Loss) before taxation on Continuing Operations		$(5,048,594)	$(7,399,604)	$15,957,103
Income tax /(tax benefit)	(12)	(107,031)	(3,649)	2,422,484
Discontinued Operation Loss, net of tax	(15)	1,900,794	-	-
Net Earnings/(Loss) including non-controlling interest		$(6,842,357)	$(7,395,955)	$13,534,619

Net Loss attributable to non-controlling interest		33,020	20,249	-

Net Earnings/(Loss) attributable to the Company		$(6,809,337)	$(7,375,706)	$13,534,619

Earnings/(Loss) per share:
Basic		$(0.13)	$(0.14)	$0.27
Diluted		$(0.13)	$(0.14)	$0.26

Weighted average shares outstanding:
Basic		53,256,874	52,034,921	50,357,454

Diluted		53,256,874	52,034,921	51,088,144

The accompanying notes are an integral part of these financial statements.

CHINA ARCHITECTURAL ENGINEERING, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007
(Stated in US Dollars)
	Years ended December 31,
	2009	2008	2007
	(restated)	(restated)	(restated)
Cash flows from operating activities
Net Earnings/(loss)	$(6,842,357)	$(7,395,955)	$13,534,619
Noncontrolling interest	33,020	20,249	-
Depreciation expense	851,441	761,010	334,378
Bad debt expense	1,426,685	5,000,000	291,666
Amortization expenses on intangible assets	19,735	19,666	-
Amortization expenses on convertible bond discount	1,549,682	3,404,030	642,477
Amortization expenses on fair value of staff options	4,976	-	-
Loss on disposal of fixed assets	2,670,851	-	-
(Increase)/decrease in inventories	(418,657)	219,901	(505,635)
Increase in receivables	(23,068,960)	(35,503,221)	(41,988,830)
(Increase)/decrease in other assets	551,698	44,596	(117,038)
Increase in payables	2,061,608	30,445,703	12,306,736
Net cash used in operating activities	$(21,160,278)	$(2,984,021)	$(15,501,627)

Cash flows from investing activities
Decrease/(increase) in restricted cash	$4,417,569	$(6,856,372)	$2,148,126
Purchases of intangible assets	(44,148)	-	-
Loss from disposal of intangible assets	4,523	-	-
Decrease in security deposit	-	-	565,795
Purchases of plant and equipment	(209,639)	(3,886,532)	(1,649,170)
Net cash provided/(used) in investing activities	$4,168,305	$(10,742,904)	$1,064,751

Cash flows from financing activities
Proceeds from short-term loans	$9,529,880	$-	$2,578,550
Repayments of short-term loans	-	(2,578,550)	-
Repayments of notes payable	(10,193,088)	-	-
Repayments of long-term loans	(219,046)	(115,596)	(2,121,098)
Proceeds for amount due to shareholder	9,155,658	-	1,442,291
Repayments of amount due to shareholder	-	(410,169)	-
Proceeds from issuance of common stock	-	-	3,338,470
Increase in additional paid in capital from issuance of common stock	-	8,102	-
Issuance of convertible bond and warrants	-	19,500,000	9,700,000
Net cash provided in financing activities	$8,273,404	$16,403,787	$14,938,213

Net increase/(decrease) in cash and cash equivalents	$(8,718,569)	$2,676,862	$501,337

Effect of foreign currency translation on cash and cash equivalents	(57,508)	2,799,172	1,422,865
Cash and cash equivalents - beginning of year	9,516,202	4,040,168	2,115,966
Cash and cash equivalents - end of year	$740,125	$9,516,202	$4,040,168

Other supplementary information:
Cash paid during the year for:
Interest paid	$508,055	$816,004	$119,335
Income tax paid	$-	$203,682	$1,012,332
The accompanying notes are an integral part of these financial statements.

CHINA ARCHITECTURAL ENGINEERING, INC.
CONSOLIDATED STATEMENT OF STOCKHOLDERS’ EQUITY AND COMPREHENSIVE INCOME
AS OF DECEMBER 31, 2009, 2008 AND 2007
(Amount Stated in USD)
	Total Number of shares	Common stock	Additional paid in capital	Statutory reserves	Accumulated other comprehensive income	Retained earnings	Noncontrolling Interest	Total
Balance, January 1, 2007	50,000,000	$50,000	$7,074,701	$1,437,223	$469,964	$11,480,816	$-	$20,512,704
Net earnings including non-controlling interests						13,534,619		13,534,619
Proceed from issuance of common stock	1,783,416	1,784	9,163,264					9,165,048
Less: Cost of stock issuance			(951,434)					(951,434)
Adjustment of Zhuhai KGE Co Ltd Retained Earnings to eliminate Dividend Paid						3,844,897		3,844,897
Adjustment of Zhuhai Career Training School pre-acquisition Deficits						14,429		14,429
Adjustment of CAEI retained earnings/(deficits)						(1,955,262)		(1,955,262)
Additional Paid-in Capital from warrants and beneficial conversion feature			4,354,429					4,354,429
Appropriation to statutory reserve				1,603,372		(1,603,372)		-
Foreign currency translation adjustment					1,422,865			1,422,865
Non-controlling interests							49,482	49,482
Balance, December 31, 2007 (restated)	51,783,416	$51,784	$19,640,960	$3,040,595	$1,892,829	$25,316,127	$49,482	$49,991,777

Balance, January 1, 2008	51,783,416	$51,784	$19,640,960	$3,040,595	$1,892,829	$25,316,127	$49,482	$49,991,777
Net Loss including non-controlling interests						(7,375,706)	(20,249)	(7,395,955)
Proceed from issuance of common stock	902,030	902	602,221					603,123
Conversion of bond	571,428	571	1,379,908					1,380,479
Less: Cost of stock issuance								-
Additional Paid-in Capital from warrants and beneficial conversion feature			1,413,503					1,413,503
Appropriation to statutory reserve
Foreign currency translation adjustment					3,557,803			3,557,803
Non-controlling interests							(18,692)	(18,692)
Balance, December 31, 2008 (restated)	53,256,874	$53,257	$23,036,592	$3,040,595	$5,450,632	$17,940,421	$10,541	$49,532,038

The accompanying notes are an integral part of these financial statements.

CHINA ARCHITECTURAL ENGINEERING, INC.
CONSOLIDATED STATEMENT OF STOCKHOLDERS’ EQUITY AND COMPREHENSIVE INCOME – CONTINUED
AS OF DECEMBER 31, 2009, 2008 AND 2007
(Amount Stated in USD)

	Total Number of shares	Common stock	Additional paid in capital	Statutory reserves	Accumulated other comprehensive income	Retained earnings	Noncontrolling Interest	Total
Balance, January 1, 2009	53,256,874	$53,257	$23,036,592	$3,040,595	$5,450,632	$17,940,421	$10,541	$49,532,038
Net loss including non-controlling interests						(6,809,337)	(33,020)	(6,842,357)
Additional Paid-in Capital from warrants and beneficial conversion			3,454,308					3,454,308
Additional Paid-in Capital from grant of employee stock options			4,976					4,976
Foreign currency translation adjustment					(1,582,195)			(1,582,195)
Non-controlling interest							(3,910)	(3,910)
Total comprehensive income								(4,969,178)
Balance, December 31, 2009 (restated)	53,256,874	$53,257	$26,495,876	$3,040,595	$3,868,437	$11,131,084	$(26,389)	$44,562,860

The accompanying notes are an integral part of these financial statements.

CHINA ARCHITECTURAL ENGINEERING, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007
(Stated in US Dollars)

1.	RESTATEMENT OF PREVIOUSLY ISSUED FINANCIAL STATEMENTS

On May 14, 2010, the Company concluded that its financial statements for the years ended and as of December 31, 2009, 2008 and 2007 contained errors in the accounting of the interest expenses for these periods related to the Company’s $8,000,000 Variable Rate Convertible Bonds due in 2012 and $20,000,000 12% Convertible Bonds due in 2011.  The financial statements, as previously filed, contained errors related to the timing of the interest expense related to the Company’s outstanding $8,000,000 Variable Rate Convertible Bonds due 2012 and $20,000,000 12% Convertible Bonds due 2011 that resulted in overstatements and understatements of the interest expenses related to the bonds during various quarters before the second quarter of 2008.   Due to the accounting errors, the interest expense was overstated in by approximately $0.3 million, $0.5 million, and $0.7 million for the second, third, and fourth quarters of fiscal year 2007, respectively, for a total overstatement of approximately $1.5 million for fiscal 2007.  The interest expense was overstated by approximately $0.1 million in the first quarter of 2008 and all the overstatements, approximately $1.6 million, were reversed in the second quarter of 2008.  For the year ended December 31, 2009, there was an overstatement of the interest expense of $7,984 in the second quarter and an understatement of $5,991 during the third quarter, for a total of overstatement of $1,993 for fiscal year 2009, as presented below. With the net bonds payable amounts being presented correctly as of December 31, 2008 and 2009, only the components of the Convertible Bonds were restated while the net payable amounts as of December 31, 2007 was presented with correction of errors. Additionally, the financial statements for year ended December 31, 2009 failed to include an equity compensation charge in the amount of $4,976 related to a portion of options granted in October 2009 that the Company inadvertently omitted in the financial statements as originally filed. Together with the overstatement of  interest expenses of $1,993, the loss for the year ended December 31, 2009 was understated by $2,983 and the retained earnings as of December 31, 2009 was overstated by $2,983.  Additionally, $1.5 million of consolidation exchange loss resulted from intercompany investments elimination was incorrectly included in the additional paid in capital instead of the accumulated comprehensive income presented in the Stockholders’ Statement of Equity and Comprehensive Income for the year ended December 31, 2009. All the errors for the year ended December 31, 2009 occurred among the components of the shareholders’ equity that the total shareholders’ equity was presented correctly as of December 31, 2009.

 Effects of Restatements

To correct the above noted errors, the Company has restated the accompanying financial statements.  The following is a summary items affected by the corrections described above:

Consolidated Balance Sheets

	As of December 31, 2009
	As previously
	reported	Adjustments	As restated
Additional paid in capital	24,938,476	1,557,400	26,495,876
Accumulated other comprehensive income	5,422,854	(1,554,417)	3,868,437
Retained earnings	11,134,067	(2,983)	11,131,084

	As of December 31, 2008
	As previously
	reported	Adjustments	As restated

Additional paid in capital	23,043,792	(7,200)	23,036,592
Accumulated other comprehensive income	5,443,432	7,200	5,450,632

Consolidated Statements of Operations

	For the year ended December 31, 2009
	As previously
	reported	Adjustments	As restated
Selling, general and administrative expenses	$21,087,131	$4,976	$21,092,107
Income / (Loss) from operations	1,381,820	(4,976)	1,376,844
Interest expense	6,333,486	(1,993)	6,331,493
0ncome / (Loss) before taxation on Continuing Operations	(5,045,611)	(2,983)	(5,048,594)
Net Earnings/(Loss) including non-controlling interest	(6,839,374)	(2,983)	(6,842,357)
Net Earnings/(Loss) attributable to the Company	(6,806,354)	(2,983)	(6,809,337)

	For the year ended December 31, 2008
	As previously
	reported	Adjustments	As restated
Interest expense	$4,377,331	$1,502,291	$5,879,622
Income / (Loss) before taxation on Continuing Operations	(5,897,313)	(1,502,291)	(7,399,604)
Net Earnings/(Loss) including non-controlling interest	(5,893,664)	(1,502,291)	(7,395,955)
Net Earnings/(Loss) attributable to the Company	(5,873,415)	(1,502,291)	(7,375,706)
Earnings/(Loss) per share:
Basic	(0.11)	(0.03)	(0.14)
Diluted	(0.11)	(0.03)	(0.14)

	For the year ended December 31, 2007
	As previously
	reported	Adjustments	As restated
Interest expense	$2,144,768	$(1,502,291)	$642,477
Income / (Loss) before taxation on Continuing Operations	14,454,812	1,502,291	15,957,103
Net Earnings/(Loss) including non-controlling interest	12,032,328	1,502,291	13,534,619
Net Earnings/(Loss) attributable to the Company	12,032,328	1,502,291	13,534,619
Earnings/(Loss) per share:
Basic	0.24	0.03	0.27
Diluted	0.24	0.02	0.26

Consolidated Statement of Stockholders’ Equity and Comprehensive Income

	For the year ended December 31, 2009
	As previously
	reported	Adjustments	As restated
Additional paid in capital	24,938,476	1,557,400	26,495,876
Accumulated other comprehensive income	5,422,854	(1,554,417)	3,868,437
Retained Earnings	11,134,067	(2,983)	11,131,084

	For the year ended December 31, 2008
	As previously
	reported	Adjustments	As restated
Additional paid in capital	23,043,792	(7,200)	23,036,592
Accumulated other comprehensive income	5,443,432	7,200	5,450,632

	For the year ended December 31, 2007
	As previously
	reported	Adjustments	As restated
Additional paid in capital	23,665,558	(4,024,598)	19,640,960
Retained Earnings	23,813,836	1,502,291	25,316,127
Total company shareholders’ equity	52,464,602	(2,522,307)	49,942,295
Total shareholders equity	52,514,084	(2,522,307)	49,991,777

Consolidated Statements of Cash Flows

	For the year ended December 31, 2009
	As previously
	reported	Adjustments	As restated
Net Earnings/(loss)	$(6,839,374)	$(2,983)	$(6,842,357)
Amortization expenses on convertible bond discount	1,551,675	(1,993)	1,549,682
Amortization expenses on fair value of staff stock options	-	4,976	4,976

	For the year ended December 31, 2008
	As previously
	reported	Adjustments	As restated
Net Earnings/(loss)	$(5,893,664)	$(1,502,291)	$(7,395,955)
Amortization expenses on convertible bond discount	1,901,739	1,502,291	3,404,030

	For the year ended December 31, 2007
	As previously
	reported	Adjustments	As restated
Net Earnings/(loss)	$12,032,328	$1,502,291	$13,534,619
Amortization expenses on convertible bond discount	2,144,768	(1,502,291)	642,477

2.	ORGANIZATION AND PRINCIPAL ACTIVITIES

China Architectural Engineering, Inc. (the “Company”) formerly SRKP 1, Inc., was incorporated in the State of Delaware, United States on March 16, 2004.  The Company’s common stock was listed for trading on the American Stock Exchange on September 28, 2007. The Company transferred its listing to The NASDAQ Stock Market LLC on June 10, 2008.

On October 17, 2006, the Company underwent a reverse-merger with Full Art International Ltd. (a Hong Kong company) and its four wholly-owned subsidiaries as detailed in Note 2.  (b) Consolidation  below, involving an exchange of shares whereby the Company issued an aggregate of 43,304,125 shares of common stock in exchange for all of the issued and outstanding shares of Full Art.  The Company was the accounting acquiree.  For financial reporting purposes, this transaction is classified as a recapitalization of China Architectural Engineering, Inc. and the historical financial statements of Full Art.

The Company through its subsidiaries conducts its principal activity as building envelope systems contractors, specializing in the design, engineering, fabrication and installation of curtain wall systems, roofing systems, steel construction systems and eco-energy saving building conservation systems, throughout China, Australia, Southeast Asia, the Middle East, and the United States.

The Company's work is performed under cost-plus-fee contracts, fixed-price contracts, and fixed-price contracts modified by incentive and penalty provisions. These contracts are undertaken by the Company or its wholly-owned subsidiaries. The length of the Company's contracts varies but is typically about one to two years.

3.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)	Method of accounting

The Company maintains its general ledger and journals with the accrual method accounting for financial reporting purposes.  The consolidated financial statements and notes are representations of management.  Accounting policies adopted by the Company conform to generally accepted accounting principles in the United States of America and have been consistently applied in the presentation of consolidated financial statements, which are compiled on the accrual basis of accounting.

(b)	Consolidation

The consolidated financial statements include the accounts of the Company and its thirteen subsidiaries. Significant inter-company transactions have been eliminated in consolidation. The consolidated financial statements include 100% of the assets and liabilities of these majority-owned subsidiaries, and the ownership interests of minority investors are recorded as non-controlling interests.

CHINA ARCHITECTURAL ENGINEERING, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007
(Stated in US Dollars)

3.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT’D)

As of December 31, 2009, detailed identities of the consolidating subsidiaries are as follows: -

Name of Company	Place of Incorporation	Attributable Equity interest %

Full Art International Limited	Hong Kong	100

Zhuhai King Glass Engineering Co., Limited	PRC	100

Zhuhai King General Glass Engineering Technology Co., Limited	PRC	100

King General Engineering (HK) Limited	Hong Kong	100

KGE Building System Limited	Hong Kong	100

KGE Australia Pty Limited	Australia	55

Zhuhai City, Xiangzhou District Career Training School	PRC	72

Techwell Engineering Limited	Hong Kong	100

Techwell International Limited	Macau	100

Techwell Building System (Shenzhen) Co. Limited	PRC	100

CAE Building Systems, Inc.	USA	100

China Architectural Engineering (Shenzhen) Co., Ltd.	PRC	100

Techwell International (SEA) Pte. Ltd.	Singapore	100

CAE Building Systems (Singapore) Pte. Ltd.	Singapore	100

(c)	Use of estimates

The preparation of the consolidated financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Management makes these estimates using the best information available at the time the estimates are made; however, actual results could differ materially from those estimates.

CHINA ARCHITECTURAL ENGINEERING, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007
(Stated in US Dollars)

3.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT’D)

(d)	Plant and equipment

Plant and equipment are carried at cost less accumulated depreciation.  Depreciation is provided over their estimated useful lives, using the straight-line method. Estimated useful lives of the plant and equipment are as follows: -

Motor vehicle	5 years
Machinery and equipment	5 - 10 years
Furniture and office equipment	5 years
Building	20 years

The cost and related accumulated depreciation of assets sold or otherwise retired are eliminated from the accounts and any gain or loss is included in the statement of income. The cost of maintenance and repairs is charged to income as incurred, whereas significant renewals and betterments are capitalized.

(e)	Accounting for the impairment of long-lived assets

The long-lived assets held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of assets may not be recoverable. It is reasonably possible that these assets could become impaired as a result of technology or other industry changes.  Determination of recoverability of assets to be held and used is by comparing the carrying amount of an asset to future net undiscounted cash flows to be generated by the assets.

If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell.

During the reporting periods, there was no impairment loss.

CHINA ARCHITECTURAL ENGINEERING, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007
(Stated in US Dollars)

3.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT’D)

(f)	Goodwill and Intangible Assets

In accordance with ASC 350, “Goodwill and Other Intangible Assets.” the Company does not amortize goodwill or intangible assets with indefinite lives.

For goodwill and other intangible assets, impairment tests are performed annually and more frequently whenever events or changes in circumstances indicate goodwill carrying values exceed estimated reporting unit fair values. Upon indication that the carrying values of such assets may not be recoverable, the Company recognizes an impairment loss as a charge against current operations.  Based on the impairment tests performed, there was no impairment of goodwill or other intangible assets in fiscal 2009, 2008 and 2007.

(g)	Inventories

Inventories are raw materials, which are stated at the lower of weighted average cost or market value.

(h)	Contracts receivable

Contracts receivable from performing construction of industrial and commercial buildings are based on contracted prices.  The company provides an allowance for doubtful debts, which is based upon a review of outstanding receivables, historical collection information, and existing economic conditions.

(i)	Cash and cash equivalents

The Company considers all highly liquid investments purchased with original maturities of three months or less to be cash equivalents.

(j)	Restricted cash

Restricted cash represents cash being restricted to usage at site for specific projects.

CHINA ARCHITECTURAL ENGINEERING, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007
(Stated in US Dollars)

3.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT’D)

(k)	Earnings per share

The Company computes earnings per share (“EPS’) in accordance with ASC 260, “Earnings per Share”. ASC 260 requires companies with complex capital structures to present basic and diluted EPS. Basic EPS is measured as the income or loss available to common shareholders divided by the weighted average common shares outstanding for the period. Diluted EPS is similar to basic EPS but presents the dilutive effect on a per share basis of potential common shares (e.g., convertible securities, options, and warrants) as if they had been converted at the beginning of the periods presented, or issuance date, if later. Potential common shares that have an anti-dilutive effect (i.e., those that increase income per share or decrease loss per share) are excluded from the calculation of diluted EPS.

The calculation of diluted weighted average common shares outstanding for the year ended December 31, 2009, 2008 and 2007 is based on the estimate fair value of the Company’s common stock during such periods applied to warrants and options using the treasury stock method to determine if they are dilutive. The Convertible Bond is included on an “as converted “basis when these shares are dilutive.

Components of basic and diluted earnings per share were as follows:

	Year ended December 31, 2009	Year ended December 31, 2008	Year ended December 31, 2007
Net Earnings/(Loss) attributable to the Company	$(6,809337)	$(7,375,706)	$13,534,619

Basic Weighted Average Shares Outstanding	53,256,874	52,034,921	50,357,454
Dilutive Shares:
- Addition to Common Stock from Conversion of Notes	-	-	-
- Addition to Common Stock from Exercise of Warrants	-	-	730,690

Diluted Weighted Average Outstanding Shares:	53,256,874	52,034,921	51,088,144

Earnings Per Share
- Basic	$(0.13)	$(0.14)	$0.27
- Diluted	$(0.13)	$(0.14)	$0.26

CHINA ARCHITECTURAL ENGINEERING, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007
(Stated in US Dollars)

3.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT’D)

(l)	Revenue and cost recognition

Revenues from fixed-price and modified fixed-price construction contracts are recognized on the percentage-of-completion method, measured by the percentage of time cost incurred to date to estimated total cost for each contract.

Contract costs include all direct material and labor costs and those indirect costs related to contract performance, such as indirect labor, supplies, tools, repairs, and depreciation costs.

Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Changes in job performance, job conditions, and estimated profitability, including those arising from contract penalty provisions, and final contract settlements may result in revisions to costs and income and are recognized in the period in which the revisions are determined. Profit incentives are included in revenues when their realization is reasonably assured. An amount equal to contract costs attributable to claims is included in revenues when realization is probable and the amount can be reliably estimated.

Selling, general, and administrative costs are charged to expense as incurred.

Total estimated gross profit on a contract, being the difference between total estimated contract revenue and total estimated contract cost, is determined before the amount earned on the contract for a period can be determined.

The measurement of the extent of progress toward completion is used to determine the amount of gross profit earned to date and that the earned revenue to date is the sum of the total cost incurred on the contract and the amount of gross profit earned.

Earned revenue, cost of earned revenue, and gross profit are determined as follows: -

i.	Earned Revenue is the amount of gross profit earned on a contract for a period plus the costs incurred on the contract during the period.

ii.	Cost of Earned Revenue is the cost incurred during the period, excluding the cost of materials not unique to a contract that have not been used for the contract.

iii.
Gross Profit earned on a contract is computed by multiplying the total estimated gross profit on the contract by the percentage of completion. The excess of that amount over the amount of gross profit reported in prior periods is the earned gross profit that should be recognized in the income statement for the current period.

Change orders are common for the changes in specifications or design while claims are uncommon.  Contract revenue and costs are adjusted to reflect change orders approved by the customer and the contractor regarding both scope and price.  Recognition of amounts of additional contract revenue relating to claims is appropriate only if it is probable that the claim will result in additional contract revenue and if the amount can be reliably estimated.

CHINA ARCHITECTURAL ENGINEERING, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007
(Stated in US Dollars)

3.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT’D)

(m)	Income taxes

The Company uses the accrual method of accounting to determine and report its taxable reduction of income taxes for the year in which they are available.  The Company has implemented  ASC 740-270, Accounting for Income Taxes.

Income tax liabilities computed according to the United States, People’s Republic of China (PRC), Hong Kong SAR, Macau SAR and Australia tax laws are provided for the tax effects of transactions reported in the financial statements and consists of taxes currently due plus deferred taxes related primarily to differences between the basis of fixed assets and intangible assets for financial and tax reporting.  The deferred tax assets and liabilities represent the future tax return consequences of those differences, which will be either taxable or deductible when the assets and liabilities are recovered or settled.  Deferred taxes also are recognized for operating losses that are available to offset future income taxes.  A valuation allowance is created to evaluate deferred tax assets if it is more likely than not that these items will either expire before the Company is able to realize that tax benefit, or that future realization is uncertain.

In respect of the Company’s subsidiaries domiciled and operated in China and Hong Kong, the taxation of these entities can be summarized as follows:

·
Zhuhai King Glass Engineering Co., Limited (“Zhuhai KGE”) and Zhuhai King General Glass Engineering Technology Co., Limited (“Zhuhai KGGET”) are located in Zhuhai and were subject to the PRC corporation income tax rate of 18% in 2008 and 20% in 2009. In accordance to China’s Enterprise Income Tax Law (“EIT Law”) effective from January 1, 2008, the tax rate for these two subsidiaries will be gradually increased to 25% by 2012.The Company anticipates that as a result of the EIT law, its income tax provision will increase, which could adversely affect Zhuhai KGE’s financial condition and results of operations.

·
China Architectural Engineering (Shenzhen) Co., Ltd. is located in Shenzhen and is subject to the 20% income tax rate that will be gradually increased to the uniform rate of 25% by 2012 as according to the new EIT law.

·	Full Art International Limited, King General Engineering (HK) Limited, and KGE Building System Limited are subject to the Hong Kong profits tax rate of 16.5%.

·
Techwell Engineering Limited is subject to a Hong Kong profits tax rate of 16.5%. Techwell International Limited is a Macau registered company and therefore is subject to Macau profits tax rate of 12%.  Techwell Building System (Shenzhen) Co. Limited is located in Shenzhen and is subject to PRC corporate income tax rate of 20% that will be gradually increased to the uniform rate of 25% by 2012 as according to the new EIT law.

CHINA ARCHITECTURAL ENGINEERING, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007
(Stated in US Dollars)

3.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT’D)

·      KGE Australia Pty Limited is subject to a corporate income tax rate of 30%.

·      The Company is subject to United States Tax according to Internal Revenue Code Sections 951 and  957.

·      The Company, after a reverse-merger on October 17, 2006, revived to be an active business enterprise because of the operations with subsidiaries in the PRC and Hong Kong.  Based on the consolidated net earnings for the year ended December 31, 2009, the Company shall be taxed at the 35% tax rate.

·      Techwell Engineering Limited has established a branch in Dubai, which has zero corporate income tax rate except on oil companies and bank.

·      Subsidiaries in Singapore are subject a effective corporate income tax rate of 8.5% on taxable income amount in excess of Singapore dollar $100,000 .

(n)	Advertising

The Company expensed all advertising costs as incurred.  Advertising expenses included in selling expenses were $11,302, $371,664 and $140,236 for the years ended December 31, 2009, 2008 and 2007, respectively.

(o)	Research and development

All research and development costs are expensed as incurred.  Research and development costs included in general and administrative expenses were $2,926, $711,318 and $111,129 for the years ended December 31, 2009, 2008 and 2007, respectively.

(p)	Retirement benefits

Retirement benefits in the form of contributions under defined contribution retirement plans to the relevant authorities are charged to the statements of income as incurred.

(q)	Selling, general and administrative expenses

Selling, general and administrative expenses including employee salaries, pension costs, marketing costs, insurance, rent, and depreciation, etc. The decrease was primary due to the decrease in contract revenues.

CHINA ARCHITECTURAL ENGINEERING, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007
(Stated in US Dollars)

3.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT’D)

(r)	Foreign currency translation

The accompanying consolidated financial statements are presented in United States Dollars (US$). The Company’s functional currency is the US$, while certain domestic subsidiaries’ use the Renminbi (RMB) and Hong Kong and overseas subsidiaries use local currencies as their functional currency.   The consolidated financial statements are translated into US$ from RMB, Hong Kong Dollars (HKD), United Arab Emirate Dirham (AED) and other local currencies at December 31, 2009 exchange rates as to assets and liabilities and average exchange rates as to revenues and expenses. Capital accounts are translated at their historical exchange rates when the capital transactions occurred.

	2009	2008	2007
Period end RMB : US$ exchange rate	6.8372	6.8225	7.3141
Average yearly RMB : US$ exchange rate	6.8331	6.9564	7.6172

Period end HKD : US$ exchange rate	7.7551	7.7499	7.8049
Average yearly HKD : US$ exchange rate	7.7518	7.7859	7.8026

Period end AED : US$ exchange rate	3.6738	3.6731	N/A
Average yearly AED : US$ exchange rate	3.6710	3.6736	N/A

The RMB is not freely convertible into foreign currency and all foreign exchange transactions must take place through authorized institutions.  No representation is made that the RMB amounts could have been, or could be, converted into US$ at the rates used in translation.

CHINA ARCHITECTURAL ENGINEERING, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007
(Stated in US Dollars)

3.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT’D)

(s)	Statutory reserves

Statutory reserves for foreign investment enterprises are referring to the amount appropriated from the net earnings in accordance with PRC laws or regulations, which can be used to recover losses and increase capital, as approved, and are to be used to expand production or operations.

(t)	Comprehensive income

Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners.  Among other disclosures, all items that are required to be recognized under current accounting standards as components of comprehensive income are required to be reported in a financial statement that is presented with the same prominence as other consolidated financial statements.  The Company’s current components of other comprehensive income are the foreign currency translation adjustment.

CHINA ARCHITECTURAL ENGINEERING, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007
(Stated in US Dollars)

3.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT’D)

(u)	Recent accounting pronouncements

In June 2009, FASB issued FASB Statement No. 166, Accounting for Transfers for Financial Assets (FASB ASC 860 Transfers and Servicing ) and FASB Statement No. 167 (FASB ASC 810  Consolidation ), a revision to FASB Interpretation No. 46 (Revised December 2003),  Consolidation of Variable Interest Entities  (FASB ASC 810 Consolidation ) .

Statement 166 is a revision to FASB Statement No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities  (FASB ASC 860  Transfers and Servicing ) ,  and will require more information about transfers of financial assets, including securitization transactions, and where entities have continuing exposure to the risks related to transferred financial assets. It eliminates the concept of a “qualifying special-purpose entity,” changes the requirements for derecognizing financial assets, and requires additional disclosures. Statement No. 166 (FASB ASC 860  Transfers and Servicing ) must be applied as of the beginning of each reporting entity’s first annual reporting period that begins after November 15, 2009, for interim periods within that first annual reporting period and for interim and annual reporting periods thereafter. Earlier application is prohibited. This Statement must be applied to transfers occurring on or after the effective date.  The Company is still evaluating the impact of the above pronouncement.

Statement 167 is a revision to FASB Interpretation No. 46 (Revised December 2003), Consolidation of Variable Interest Entities  (FASB ASC 810  Consolidation ) ,  and changes how a reporting entity determines when an entity that is insufficiently capitalized or is not controlled through voting (or similar rights) should be consolidated. The determination of whether a reporting entity is required to consolidate another entity is based on, among other things, the other entity’s purpose and design and the reporting entity’s ability to direct the activities of the other entity that most significantly impact the other entity’s economic performance. Statement No. 167 (FASB ASC 810 Consolidation ) shall be effective as of the beginning of each reporting entity’s first annual reporting period that begins after November 15, 2009, for interim periods within that first annual reporting period, and for interim and annual reporting periods thereafter.  Earlier application is prohibited. The Company is still evaluating the impact of the above pronouncement.

On June 30, 2009, FASB issued FASB Statement No. 168, Accounting Standards Codification™ ( FASB ASC 105 Generally Accepted Accounting Principles ) a replacement of FASB Statement No. 162   the Hierarchy of Generally Accepted Accounting Principles . On the effective date of this standard, FASB Accounting Standards Codification™ (ASC) became the source of authoritative U.S. accounting and reporting standards for nongovernmental entities, in addition to guidance issued by the Securities and Exchange Commission (SEC). This statement is effective for financial statements issued for interim and annual periods ending after September 15, 2009.  If an accounting change results from the application of this guidance, an entity should disclose the nature and reason for the change in accounting principle in their financial statements.  This new standard flattens the GAAP hierarchy to two levels: one that is authoritative (in FASB ASC) and one that is non-authoritative (not in FASB ASC). Exceptions include all rules and interpretive releases of the SEC under the authority of federal securities laws, which are sources of authoritative GAAP for SEC registrants, and certain grandfathered guidance having an effective date before March 15, 1992. Statement No. 168 is the final standard that will be issued by FASB in that form.  There will no longer be, for example, accounting standards in the form of statements, staff positions, Emerging Issues Task Force (EITF) abstracts, or AICPA Accounting Statements of Position.

(v)	Stock-based compensation

Stock compensation accounting guidance (FASB ASC 718, “Compensation-Stock Compensation”) requires that the compensation cost related to share-based payment transactions be recognized in financial statements. That cost will be measured based on the grant date fair value of the equity or liability instruments issued. The stock compensation accounting guidance covers a wide range of share-based compensation arrangements including stock options, restricted share plans, performance-based awards, share appreciation rights and employee share purchase plans.

Stock compensation accounting guidance requires that compensation cost for all stock awards be calculated and recognized over the employees’ service period, generally defined as the vesting period. For awards with graded-vesting, compensation cost is recognized on a straight-line basis over the requisite service period for the entire award. A Black-Scholes model is used to estimate the fair value of stock options while the market price of the Corporation’s common stock at the date of grant is used for restricted stock awards.

On October 5, 2009, the Company granted options to purchase a total of 100,000 shares of its common stock to an executive officer.  The stock options vest at the rate of 10,000 shares per month, with the first vesting of 10,000 options to occur on November 27, 2009 and with the last vesting of 10,000 options ending upon the total vested being 100,000.  The Company uses the Black-Scholes option-pricing model to value stock option awards and expensed the stock-based compensation based on the vesting periods.  The fair value of these options was calculated using the following assumptions: (1) risk-free interest rates of 4%, (2) an expected life of 1 to 5 years, (3) expected volatility of 41%, (4) expected forfeitures of 0%, and (5) a dividend yield of 0%. Based on the foregoing, the value of the options is a total of $24,878 and for the year ended December 31, 2009, $4,976 was expensed related to the grant of these options.

CHINA ARCHITECTURAL ENGINEERING, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007
(Stated in US Dollars)

4.	CONTRACT RECEIVABLES

	December 31, 2009	December 31, 2008
Contract receivables	$95,831,489	$77,027,328
Less: Allowance for doubtful accounts	(6,642,386)	(5,215,701)

Net	$89,189,103	$71,811,627

Allowance for Doubtful Accounts	December 31, 2009	December 31, 2008
Beginning balance	$5,215,701	$215,701
Add: Allowance created	1,426,685	5,000,000

Ending balance	$6,642,386	$5,215,701

CHINA ARCHITECTURAL ENGINEERING, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007
(Stated in US Dollars)

5.	OTHER RECEIVABLES

Other receivables consisted of the following:

	December 31, 2009	December 31, 2008
Due from sellers of Techwell, the subsidiary (1)	$11,333,253	$1,424,123
Due from Kangbao Electrical Company Limited (Kangbao) , a related party (2)	6,054,905	11,172,032
Drawdown of advance payment and performance bonds by client of the projects in Dubai (3)	9,414,397	-
Other related parties receivables	253,638	-
Deposits for site operations of projects in PRC	2,903,171	5,751,476
Other	808,703	267,297

Total	$30,768,067	$18,614,928

(1)
On November 6, 2007, the Company, through Full Art International, Ltd. (“Full Art”), acquired all of the issued and outstanding shares in the capital of Techwell Engineering Limited, a limited liability company incorporated in Hong Kong (“Techwell”) pursuant to a Stock Purchase Agreement (the “Agreement”) dated November 6, 2007, entered into by and among Ng Chi Sum and Yam Mei Ling (each a “Shareholder” and collectively, the “Shareholders”), the Company and Full Art.  Pursuant to the terms and conditions of the Agreement, the Shareholders agreed that each of them would pay any and all accounts receivables of Techwell if not paid by the customers within 24 months of the acquisition date.  The 24 month period has expired and a total of $9,909,130 is due and payable from the Shareholders. The amount is included in the other receivable due from sellers of Techwell.

(2)	The amount mainly represents the purchases advances to Kangbao Electrical Company Limited (Kangbao) for the supplies of materials for the projects of the Company.

(3)
The Company believes that the client of the Dubai projects did not have proper grounds for the drawdown of the advance payment and performance bonds which the company issued for the projects,The Company also believes that the client should not be entitled to the drawdown and is now proceeding the claim back of the amount.

6.	INVENTORIES

	December 31, 2009	December 31, 2008
Raw materials at sites	$727,499	$308,842

CHINA ARCHITECTURAL ENGINEERING, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007
(Stated in US Dollars)

7.	PLANT AND EQUIPMENT

Plant and equipment consist of the following as of: -

	December 31, 2009	December 31, 2008

At cost
Motor vehicle	$1,242,928	$1,568,165
Machinery and equipment	2,381,755	3,221,028
Furniture, software and office
equipment	1,795,595	2,443,382
Building	-	311,596
Leasehold improvement	267,038	2,198,367
	$5,687,316	$9,742,538

Less: Accumulated depreciation
Motor vehicle	$825,536	$774,977
Machinery and equipment	1,420,536	1,975,014
equipment	804,516	908,591
Building	-	24,538
Leasehold improvement	97,271	207,308
	$3,147,859	$3,890,428

	$2,539,457	$5,852,110

Depreciation expenses included in the selling and administrative expenses for years ended December 31 2009 and 2008 were $851,441 and $761,010 respectively.

8.	INTANGIBLE ASSETS

	December 31, 2009	December 31, 2008

At cost
Intangible Assets	$98,673	$99,567
Less: Accumulated amortization	28,063	48,847

	$70,610	$50,720

CHINA ARCHITECTURAL ENGINEERING, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007
(Stated in US Dollars)

9.	LOANS

A.	SHORT-TERM BANK LOANS

	December 31, 2009	December 31, 2008

ABN Amro N.V. Overdraft in Current Account at interest rate at 6.5% per annum	4,906,266	-

ABN Amro N.V. Temporary Loan for the drawing of performance and advance payment bonds at interest rate at Bank's Cost of Fund + 6%	4,546,504	-

Automobile capital lease obligation (hire purchase),amount due within one year, last installment due November 9, 2012	77,110	-

	$9,529,880	$-

B.	LONG-TERM BANK LOANS

	December 31, 2009	December 31, 2008

Bank of East Asia (China) Ltd., Apartment Mortgage, amount due after one year, at 5.184% per annum, subject to variation every 6 months, last installment due January 4, 2012, full outstanding amount repaid in May 2009	$-	$141,811

Automobile capital lease obligation (hire purchase),amount due after one year, last installment due November 9, 2012	109,239	186,474

	$109,239	$328,285

Zhuhai King Glass Engineering Co., Limited borrowed from Bank of East Asia with a condominium as collateral. This facility is subject to a current interest rate of 5.184% and interest rate adjusts every 6 months. The borrowing was fully repaid in May 2009.

Full Art International Limited borrowed a hire purchase (car) loan from DBS Bank.

CHINA ARCHITECTURAL ENGINEERING, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007
(Stated in US Dollars)

10.	CONVERTIBLE BONDS AND BOND WARRANTS

(a)	$10,000,000 Variable Rate Convertible Bonds due in 2012

On April 12, 2007, the Company completed a financing transaction with The Royal Bank of Scotland, London Branch (formerly “ABN AMRO N.V., London Branch) (the “Subscriber”) issuing (i) $10,000,000 Variable Rate Convertible Bonds due in 2012 (the “Bonds”) and (ii) 800,000 warrants to purchase an aggregate of 800,000 shares of the Company’s common stock, subject to adjustments for stock splits or reorganizations as set forth in the warrant, that expire in 2010 (the “Warrants”).

On September 29, 2008, the Subscriber converted $2,000,000 into 571,428 shares at the conversion price of $3.50 per share. As of March 31, 2009, the face value of the bonds outstanding was $8,000,000.

Effective from April 12, 2009, the conversion price has been reset to $2.45, which is 70% of $3.50 as the average closing price of the Company’s shares for the period of 20 consecutive trading days immediately prior to April 12, 2009 was $0.94. The reset of the conversion price resulted in additional $3.4 million of bonds discount and will be amortized over the remaining outstanding periods of the bonds.

On November 8, 2008, the Subscriber exercised all the 800,000 warrants into 800,000 shares at the exercise price of $0.01 per share.

(b)	$20,000,000 12% Convertible Bonds due in 2011

On April 15, 2008, the Company completed a financing transaction with the Subscriber, CITIC Allco Investments Limited (the “Subscribers,” and each a “Subscriber”), and CITIC Capital Finance Limited issuing (i) $20,000,000 12% Convertible Bonds due in 2011 (the “Bonds”) and (ii) 300,000 warrants to purchase an aggregate of 300,000 shares of the Company’s common stock, subject to certain adjustments as set forth in the warrant instrument, that expire in 2013 (the “Bond Warrants”). The transaction was completed in accordance with a subscription agreement entered into by the Company, Subscribers, and CITIC Capital Finance Limited, dated April 2, 2008 (the “Subscription Agreement”).

The above items (a) and (b) are to be amortized to interest expense over the term of the bonds by the effective interest method as disclosed in the table below.

The Convertible Bonds Payable, net consists of the following:

	December 31, 2009	December 31, 2008

Convertible Bonds Payable	$28,000,000	$28,000,000
Less: Interest discount – Warrants	(3,305,938)	(3,305,938)
Less: Interest discount – Beneficial conversion feature	(1,882,404)	(1,882,404)
Less: Bond discount	(760,069)	(760,069)
Accretion of interest discount	2,512,572	2,855,581

Net	$24,564,161	$24,907,170

The Company has failed to make interest payments as originally agreed upon under the Bonds, as follows:

$10,000,000 Variable Rate Convertible Bonds due in 2012
Interest for 6 months from April to October 2009, due October 4, 2009	$120,000

$20,000,000 12% Convertible Bonds due in 2011
Interest for 6 months from October 2008 to April 2009, due April 15, 2009	$1,200,000
Interest for 6 months from April 2009 to October 2009, due October 15, 2009	1,200,000

Total missed interest payments:	$2,520,000

As more fully discussed in Note 18 below, the Company entered into a waiver agreement with the Subscribers in February 2010.  See Note 18 for additional information.  The Company entered into an Amendment and Waiver Agreement with the Bondholders on August 6, 2009 pursuant to which the Bondholders agreed to extend interest payments under the Bonds.  The Company then entered into another Amendment and Waiver Agreement with the Bondholders, other creditors and other interested parties as specified in the agreement dated February 24, 2010 pursuant to which that the Bondholders extended the payment of overdue interest of $2,520,000 to March 31, 2010 and April 15, 2010.  The convertible bonds are classified as long term debt due to the waivers, but the Company may be required to reclassify the bonds as a current liability if the Company is not required to the covenants that must be met under the Bonds.  The Company may be required to reclassify the Bonds as a current liability if (i) a covenant violation that gives the bondholders the right to call the debt has occurred at the balance sheet date or would have occurred absent a loan modification, and (ii) it is probable that the Company will not be able to cure the default (comply with the covenant) at measurement dates that are within the next 12 months. The Company believed that it is not probable that the Company will not be able to cure the default at measurement dates that are within the next 12 months.

CHINA ARCHITECTURAL ENGINEERING, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007
(Stated in US Dollars)

11.	CONTRACT REVENUES EARNED

The contract revenues earned for the years ended December 31, 2009, 2008 and 2007 consist of the following: -

	Year ended December 31, 2009	Year ended December 31, 2008	Year ended December 31, 2007

Billed	$73,455,515	$128,509,031	$60,241,592
Unbilled	43,735,403	23,156,641	26,375,647

	$117,190,918	$151,665,672	$86,617,239

The unbilled contract revenue earned represents those revenue that should be recognized according to the percentage of completion method for accounting for construction contract because the Company is entitled to receive payment from the customers for the amount of work that has been rendered to and completed for that customer according to the terms and progress being made as stipulated under that contract between the Company and that customer. As an industrial practice, there are certain procedures that need to be performed, such as project account finalization, by both the customer and the Company before the final billing is issued; however this does not affect the Company’s recognition of revenue and respective cost according to the terms of the contract with the consistent application of the percentage-of-completion method.

A single customer accounted for 43.2% of the Company’s contract revenues for the year ended December 31, 2009. No other customer accounts for 10% or more of the Company’s contract revenues in 2009.

CHINA ARCHITECTURAL ENGINEERING, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007
(Stated in US Dollars)

12.	INCOME TAXES

On October 17, 2006, income from the Company’s foreign subsidiaries became subject to U.S. income tax liability; however, this tax is deferred until foreign source income is repatriated to the Company, which has not yet occurred.
The Company has also retained an U.S. tax-preparer firm to aide in preparation of its U.S. income tax returns in order to maintain a high level of compliance with U.S. tax laws.

Effective January 1, 2008, the PRC income tax rules were changed.  The PRC government implemented a new 25% tax rate for all enterprises whether domestic or foreign enterprise, and abolished the tax holiday.

Income before taxes and the provision for taxes consists of the following:

	December 31, 2009	December 31, 2008	December 31, 2007
Continuing income before taxes:
U.S.	$(9,410,523)	$(7,995,070)	$(943,884)
Singapore	683,895	(324,690)	-
China	(7,169,999)	(14,582,108)	14,446,265
Australia	(3,197)	(70,485)	14,834
Hong Kong	(6,915,560)	(3,753,692)	2,647,045
Dubai	17,823,687	19,272,753	-
Macau	(57,240)	53,688	(207,157)
Total continuing income before taxes	(5,048,937)	(7,399,604)	15,957,103

Provision for taxes expense/(benefit):
Current:
U.S. Federal	-	-	-
U.S. State	-	-	-
	-	-	-
Deferred:
U.S. Federal	-	-	-
Hong Kong	(109,769)	(3,649)	-
Currency Effect	2,738	-	-
	(107,031)	(3,649)	-
Total provision for taxes	$(107,031)	$(3,649)	$-
Effective tax rate	(2.11)%	(0.05)%	N/A

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts for income tax purposes. Significant components of our deferred tax assets and liabilities at December 31, 2009, 2008, and 2007 are as follows:

	December 31, 2009	December 31, 2008	December 31, 2007
Deferred tax assets
Net operating loss	$113,033	$3,264	$-
	113,033	3,264	-
Valuation allowance	-	-	-
Total deferred tax assets	113,033	3,264	-
Deferred tax liabilities
Total deferred tax liabilities	-	-	-
Net deferred tax assets	113,033	3,264	-
Reported as:
Current deferred tax assets	113,033	3,264	-
Non-current deferred tax assets	-	-	-
Non-current deferred tax liabilities	-	-	-
Net deferred taxes	$113,033	$3,264	$-

Current deferred tax assets represents net operating loss of a subsidiary Techwell Engineering Limited in Hong Kong.  The losses can be carried forward to set-off future assessable profits in Hong Kong without expiry date.  The differences between the U.S. federal statutory income tax rates and the Company’s effective tax rate for the years ended December 31, 2009, 2008, and 2007  is shown in the following table:

	2009	2008	2007
U.S. federal statutory income tax rate	34.00%	35.00%	35.00%
Lower rates in PRC, net	-9.00%	-10.00%	-10.00%
Accruals in foreign jurisdictions	-2.11%	0.00%	0.00%
Tax Holiday	-25.00%	-25.00%	-25.00%
	-2.11%	0.00%	0.00%

The following table accounts for the differences between the actual tax provision and the amounts obtained by applying the relevant applicable corporation income tax rate to income (see tax rates discussed above) before tax for the years ended December 31, 2009, 2008, and 2007: -

	Year ended December 31, 2009	Year ended December 31, 2008	Year ended December 31, 2007
Income/(loss) before tax	(5,048,937)	(7,399,604)	15,957,103
Taxes at the applicable income tax rates	$285	$19,629	$4,770,088
Miscellaneous non taxable income and non-deductible expenses	(107,316)	(23,278)	(2,347,604)

Current income tax expense	$(107,031)	$(3,649)	$2,422,484

Effective January 1, 2008, the PRC government implemented a new 25% tax rate across the board for all enterprises regardless of whether domestic or foreign enterprise without any tax preferences which is defined as "two-year exemption followed by three-year half exemption" enjoyed by tax payers. As a result of the new tax law, a standard 15% tax preference terminated as of December 31, 2007. The PRC government has established a set of transition rules to allow enterprises using tax preferences before January 1, 2008 to continue using the tax preferences on a transitional basis until being the new tax rates are fully implemented over a five year period.

CHINA ARCHITECTURAL ENGINEERING, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007
(Stated in US Dollars)

13.	QUARTERLY INFORMATION

The table below presents selected results of operations for the quarters indicated.  All amounts are in thousands, except share and per share amounts.

	Quarter Ended
	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	Total
Contract revenues earned	$24,691	$25,558	$30,599	$36,343	$117,191
Income / (loss) from operations	389	(5,074)	3,832	2,230	1,377
Net earnings (loss)	(1,918)	(8,387)	2,552	944	(6,809)
Net earnings / (loss) per share:
Basic and Diluted	(0.04)	(0.16)	0.05	0.02	(0.13)

	Quarter Ended
	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	Total
Contract revenues earned	$28,959	$55,978	$41,380	$25,349	$151,666
Income / (loss) from operations	(28,589)	11,110	8,752	5,445	(3,282)
Net earnings (loss)	(28,586)	9,910	6,206	5,274	(7,376)
Net earnings / (loss) per share:
Basic	(0.55)	0.19	0.12	0.10	(0.14)
Diluted	(0.55)	0.19	0.12	0.10	(0.14)

14.	SEGMENTAL INFORMATION

The Company has one reportable segment and conducts business in the following geographic regions. All amounts are in thousands.

Revenue :

	2009	2008	2007
For the year ended December 31
Middle East	$58,685	$64,929	$-
Asia	51,979	83,505	86,617
United States	6,527	3,232	-
Total	$117,191	$151,666	$86,617

CHINA ARCHITECTURAL ENGINEERING, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007
(Stated in US Dollars)

14.	SEGMENTAL INFORMATION (CONT'D)

Long-lived assets :

	Middle East	Asia	United States	Total
As of December 31, 2009
Plant and equipment, net	$384	$2,026	$130	$2,540
Intangible assets	-	71	-	71
Goodwill	-	7, 996	-	7, 996
Other non-current assets	161	95	31	287
Total	$545	$10,188	$161	$10,894

As of December 31, 2008

Plant and equipment, net	$488	$5,187	$177	$5,852
Intangible assets	-	51	-	51
Goodwill	-	7,996	-	7,996
Other non-current assets	-	1	31	32
Total	$488	$13,235	$208	$13,931

15.	DISCONTINUED OPERATION LOSS

In September 2009, the Company’s Shenzhen office was downsized and moved out from the leasehold multi-floor office building to a smaller leased place at minimal operations. The move was a result from the Company’s recent restructure and reorganization to turn back to the domestic market in China instead of overseas market due to the recent change in international economic environments. The set up of the Shenzhen office was originally for the support of the overseas operations which the Company decided to be discontinued.   A new, smaller sized Shenzhen Office was set-up to serve the domestic market in China.  As a result, the current improvement works to the leasehold multi-floor office building were stopped and being written off in the period under this report as discontinued operation loss of $1,900,794.  The Discontinued Operation Loss of was presented in the income statement under FASB ASC 205-200 45 and 420-10-05 because the downsize of Shenzhen office was considered as the discontinued operation as (1) there was no operations and cash flows regarding the ceased operation in the office, i.e. design and engineering support services to the international projects after the Company restructured to focus back to domestic market in PRC and (2) the new, small size Shenzhen office has no significant involvement in the ceased operation, i.e. no more significant support services to international projects.

CHINA ARCHITECTURAL ENGINEERING, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007
(Stated in US Dollars)

16.	COMMITMENTS AND CONTINGENCIES

A. OPERATING LEASE COMMIMENTS

The Company leases certain administrative and production facilities from third parties.  Accordingly, for the years ended December 31, 2009, 2008 and 2007, the Company incurred rental expenses of $3,254,251, $1,602,501 and $437,750 respectively.

The Company has commitments with respect to non-cancelable operating leases for these offices, as follows: -

For the years ended December 31,
2010	1,063,043
2011	-
2012	-
2013 or after	-
$1,063,043

B. PENDING LITIGATION

Techwell Litigation

Pursuant to a Stock Purchase Agreement dated November 7, 2007, the previous shareholders of Techwell Engineering Limited (“Techwell”), Mr. Ng, Chi Sum and Miss Yam, Mei Ling Maria agreed to sell 100% of the shares in Techwell to the Company for approximately $11.7 million in cash and shares of common stock of the Company. Subsequent to the said acquisition, Mr. Ng and Miss Yam were employed by Techwell.

On January 14, 2009, the board of directors of Techwell passed a board resolution, to dismiss both Mr. Ng and Miss Yam with immediate effect and remove Mr. Ng from the board of Techwell (the “Resolution”).   On January 16, 2009, Mr. Ng and Miss Yam filed a lawsuit in the High Court of Hong Kong against the Company and its subsidiary, Full Art International Limited.  The lawsuit alleges that,  inter alia , (i) the Company misrepresented to them the financial status of the Company and operations during the course the acquisition of Techwell was being negotiated; (ii) the Company failed to perform its obligations under a settlement agreement alleged to be agreed by the Company in January 2009; and (iii) the dismissal of Mr. Ng was unlawful and invalid.  The lawsuit filed by Mr. Ng and Miss Yam requests the court for specific performance of the settlement agreement that was allegedly entered into, which would require the return of the Techwell company to Mr. Ng and Miss Yam, and in the absence of such grant of relief, Mr. Ng and Miss Yam request unspecified damages lieu of return of the Techwell company.

CHINA ARCHITECTURAL ENGINEERING, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007
(Stated in US Dollars)

16.	COMMITMENTS AND CONTINGENCIES (CONT'D)

On January 23, 2009 an ex-parte injunction order was granted to Mr. Ng, restraining the Company from implementing the Resolution, which was eventually dismissed with immediate effect on February 25, 2009 after a court session in the High Court of Hong Kong. Mr. Ng was also ordered to bear the costs of the various court proceedings in connection with the said injunction order. On March 27, 2009, Mr. Ng and Miss Yam filed a summons in the High Court of Hong Kong seeking a court order for leave to join the Company’s principal shareholder, KGE Group Limited, as a defendant of the said lawsuit, which was granted on April 9, 2009.  As a result, KGE Group Limited became one of the defendants of the lawsuit. On May 12, 2009, the Company filed a Defense and Counterclaim at the High Court of Hong Kong in response to a Statement of Claim served by Mr. Ng and Miss Yam on the Company on April 7, 2009.

The Company, Mr. Ng, and Miss Yam are in discussions and negotiations to settle the all disputes between the parties.  However, there is no guarantee that the parties will reach an agreement to settle the dispute, in which case the Company intends to vigorously defend against the lawsuit.  There can be no assurance that the lawsuit will be resolved in the Company’s favor.  Even if the Company successfully defends the lawsuit, the Company may incur substantial costs defending or settling the lawsuit, in addition to a possible diversion of the time and attention of the Company’s management from its business.  If the Company is unsuccessful in defending the lawsuit, its may be required to pay a significant amount of damages and/or it may potentially lose ownership of Techwell, which will have a material adverse effect on the Company’s business, financial condition or results of operations.

Dubai Metro Rail Project Dispute

On September 9, 2009, the Red Line, or first phase, of the Dubai Metro was officially opened. The Company, through its subsidiary, had been working towards completion of its external envelopes for stations along the Red Line of the Dubai Metro System.  According to the Company’s original construction blueprint, the majority of its construction work was completed at the end of June 2009, and final construction milestones were scheduled for completion in the third quarter of 2009.  With less than 5% of its contract remaining to be completed, Techwell was removed by the master contractor of the project, which also called for and received payment of $2.1 million in performance bonds and $7.3 million in advance payment bonds that were issued on Techwell's behalf for the project. The calling of the advance payment bonds was based on the master contractor's belief that it had paid in excess of the construction work performed.  The Company and certain of its subsidiaries are guarantor of the bonds that were paid by the banks, and the Company is liable under the guarantee agreements for such amounts paid by the banks.  The Company does not believe that the master contractor had a proper basis for calling the bonds and intend to vigorously defend all of its legal rights and remedies related to the dispute.  The Company has engaged a construction claims consultant to facilitate resolution of the dispute.  The Company and its construction claims consultant, based on a review of the facts, documents, and materials available, believes that it has a reasonable opportunity to collect the amounts due to Techwell from the master contractor, less appropriate credits as its final amount due for work performed through September 2009.  The Company, with the assistance of its claims consultant, will continue to evaluate the dispute and probability of success on this dispute going forward and make the appropriate adjustments; however, no assurance can be given that the dispute will be resolved in the Company’s and Techwell’s favor.

CHINA ARCHITECTURAL ENGINEERING, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007
(Stated in US Dollars)

17.	RELATED PARTIES TRANSACTIONS

The amount due to shareholder at December 31 2009, 2008 and 2007 was $10,080,345 , $924,687 and $1,334,856 respectively. The Loan is interest-free, fee-free and has no fixed repayment schedule.

During the year ended December 31, 2009, the Company purchased construction materials amounting to $22.9 million from Guangdong Canbo Electrical Co., Ltd. (Canbo) via its parent company, Kangbao Electrical Company Limited (Kangbao), a subsidiary of the Company’s major shareholder, KGE Group Limited. Canbo is a preferred supplier of the Company as it is able to procure materials at favorable price levels due to its purchased quantities. More important, application of certain of the Company’s patented technology is preferably routed through Canbo to prevent undesired distribution of this technology. The Company at times provides purchases advance payment to Kangbao in order to obtain a more favorable pricing. As of December 31, 2009, the Company’s purchases advance to Canbo was $5.9 million for the purpose of future supplies of materials. The Company has also obtained trade facilities for purchases through Canbo.

The transactions with related parties during the periods were carried out in the ordinary course of business and on normal commercial terms.

18.	SUBSEQUENT EVENTS

Waiver of Conversion Price Adjustment on Convertible Bonds

On February 24, 2010, the Company entered into an Amendment and Waiver Agreement (the “Waiver”) with the holders of its outstanding Variable Rate Convertible Bonds due 2012 (the “2007 Bonds”) and 12% Convertible Bonds due 2011 (the “2008 Bonds,” and collectively with the 2007 Bonds, the “Bonds”) and warrants to purchase 300,000 shares of common stock of the Company expiring 2013 (the “2008 Warrants”).  Pursuant to the Waiver, the holders of the Bonds and the 2008 Warrants agreed to waive their right to a reduction in the conversion price of the Bonds and the exercise price of the 2008 Warrants upon the Company’s anticipated issuance of up to 25,000,000 shares of its common stock (the “Shares”) for a proposed acquisition of a 60% ownership interest in Shanghai ConnGame Network Co. Ltd. (“ConnGame”).  Additionally, the holders of the 2008 Bonds agreed to waive any default under the terms and conditions of the trust deed governing the 2008 Bonds relating to the requirement that KGE Group Limited own at least 45% of the Company’s issued and outstanding common stock.

CHINA ARCHITECTURAL ENGINEERING, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007
(Stated in US Dollars)

18.	SUBSEQUENT EVENTS (CONT'D)

The Waiver is subject to numerous conditions.  The Company agreed to pay the Bondholders the interest in arrears owed on the Bonds as of March 31, 2010 in two equal payments on March 31, 2010 and May 31, 2010 of approximately $1.26 million USD each and to pay 100% of the interest payments on the Bonds that becomes due in April to be paid on April 15, 2010 of approximately $1.32 million USD.  The foregoing interest payments, in aggregate, are equal to approximately $3.84 million USD.  The Company also agreed to repay the principal and all accrued interest owed by the Company to ABN AMRO Bank (China) Co., Ltd., Shenzhen Branch (the “Overdraft Lender”) under an Overdraft Facility letter (the “Total Amount Owed”) in three separate installments. The first installment is due on the earlier of (a) within 30 days of the Company’s receipt of a payment, if any, in respect to a .claim in Dubai or (b) March 31, 2010.  The second installment is due on April 30, 2010 and the third installment is due on May 31, 2010.  The first installment equals 34% of the Total Amount Owed and the second and third installments each equal 33% of the Total Amount Owed.  The Total Amount Owed is equal to approximately $4.91 million USD.  The Company further agreed that it will not repay or prepay any debt prior to its currently scheduled due date until the Company makes all of the payments specified in the Waiver and the Bonds have been redeemed in full and that any new indebtedness incurred by the Company for the purpose of repaying the Overdraft Facility shall (i) not exceed the outstanding amount due and payable under the Overdraft Facility and (ii) be subordinated to all amount owed under the Bonds (the “Covenants”).

The Waiver has a term of three months, during which the Company is required to complete the acquisition and make the payments on the required dates.  In addition, if the Company fails to make any of the payments specified in the Waiver, or there is otherwise a failure to uphold the obligations under the Waiver, then all rights of the holders of the Bonds and 2008 Warrants waived under the Waiver to or to be waived under the Waiver, shall not be waived and will be reinstated, and any previous waivers will be null and void.  In such case, appropriate adjustments will be made to the conversion prices of the Bonds and the exercise price of the 2008 Warrants in the event any of the Shares are issued and an event of default under the terms and conditions of the trust deed governing the 2008 Bonds shall exist, making the 2008 Bonds immediately due and payable.

Grant of Restricted Stock

On January 18, 2010, the Board of Directors of the Company approved the issuance of a total of 1.9 million shares of restricted stock (the “Restricted Stock Grants”) to certain of its officers, directors, and key employees under the China Architectural Engineering, Inc. 2009 Omnibus Incentive Plan (the “Plan”), which was previously approved by the Company’s stockholders at its 2009 Annual Meeting of Stockholders.  As approved by the Board, the Restricted Stock Grants were subject to and contingent upon the Company’s filing of a registration statement on Form S-8 with the Securities and Exchange Commission, which occurred on January 21, 2010. In the first quarter of 2010, the Company opted to accelerate vesting of the restricted stock awards so that they became fully vested immediately.

APPENDIX C

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 10-Q

☒ QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended March 31, 2010

OR

☐ TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Commission File Number
001-33709

CHINA ARCHITECTURAL ENGINEERING, INC.
(Exact name of small business issuer as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	51-05021250 (I.R.S. Employer Identification No.)

105 Baishi Road, Jiuzhou West Avenue, Zhuhai, People’s Republic of China (Address of principal executive offices)	519070 (Zip Code)

0086-756-8538908
(Registrant’s telephone number, including area code)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes  ☒     No  ☐

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files).    Yes  ☐    No  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company.  See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.  (Check one):

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☒	Smaller reporting company ☐
(Do not check if a smaller
reporting company)

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes ☐    No  ☒

There were 55,156,874 shares outstanding of registrant’s common stock, par value $0.001 per share, as of May 14, 2010.

CHINA ARCHITECTURAL ENGINEERING, INC.
FORM 10-Q QUARTERLY REPORT

PART I - FINANCIAL INFORMATION

ITEM 1.         FINANCIAL STATEMENTS

The accompanying unaudited financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and with the instructions to Form 10-Q. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. The accompanying unaudited financial statements reflect all adjustments that, in the opinion of management, are considered necessary for a fair presentation of the financial position, results of operations, and cash flows for the periods presented. The results of operations for such periods are not necessarily indicative of the results expected for the full fiscal year or for any future period. The accompanying unaudited financial statements should be read in conjunction with the audited financial statements of China Architectural Engineering, Inc. as contained in its Annual Report for the fiscal year ended December 31, 2009 on Form 10-K, as filed with the Securities and Exchange Commission on March 4, 2010, and as amended by Amendment No.1 on April 30, 2010 and Amendment No.2 on May 14, 2010.

CHINA ARCHITECTURAL ENGINEERING, INC.

CONSOLIDATED BALANCE SHEETS
AS OF MARCH 31, 2010 (UNAUDITED) AND DECEMBER 31, 2009
(STATED IN US DOLLARS)

	Note	March 31, 2010	December 31, 2009
		(unaudited)
ASSETS
Current assets
Cash and cash equivalents		$497,348	$740,125
Restricted cash		2,024,080	3,033,819
Contract receivables, net	(3)	88,281,494	89,189,103
Costs and earnings in excess of billings		10,193,454	8,100,580
Job disbursements advances		1,957,233	2,696,794
Other receivables	(4)	25,821,226	30,768,067
Inventories	(5)	162,346	727,499
Deferred income taxes, current		112,893	113,033
Other current assets		497,884	297,838
Total current assets		129,547,958	135,666,858

Non-current assets
Plant and equipment, net	(6)	2,361,334	2,539,457
Intangible assets	(7)	59,987	70,610
Goodwill		7,995,896	7,995,896
Other non-current asset		36,424	287,586

TOTAL ASSETS		$140,001,599	$146,560,407

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Short-term bank loans	(8)	$7,856,554	$9,529,880
Accounts payable		25,873,394	26,614,484
Billings over costs and estimated earnings		5,346,341	6,098,666
Amount due to shareholder		3,504,156	10,080,345
Other payables		9,864,960	9,360,314
Business and other taxes payable		4,734,098	4,923,771
Customers’ deposits		8,097,324	6,392,676
Other Accrual		6,034,195	4,324,011
Total current liabilities		71,311,022	77,324,147

The accompanying notes are an integral part of these financial statements.

CHINA ARCHITECTURAL ENGINEERING, INC.

CONSOLIDATED BALANCE SHEETS (Continued)
AS OF MARCH 31, 2010 (UNAUDITED) AND DECEMBER 31, 2009
(STATED IN US DOLLARS)

	Note	March 31, 2010	December 31, 2009
		(unaudited)
Non-current liabilities
Long term bank loans	(8)	$89,850	$109,239
Convertible bond payable, net	(9)	25,475,167	24,564,161

TOTAL LIABILITIES		$96,876,039	$101,997,547

STOCKHOLDERS’ EQUITY
Preferred stock, $0.001 par value, 10,000,000 shares authorized, 0 shares issued and outstanding at March 31, 2009 and December 31, 2009; Common stock, $0.001 par value, 100,000,000 shares authorized, 55,156,874 and 53,256,874 shares issued and outstanding at March 31, 2009 and December 31, 2009, respectively		$55,157	$53,257
Additional paid in capital		28,458,440	26,495,876
Statutory reserves		3,040,595	3,040,595
Accumulated other comprehensive income		3,986,558	3,868,437
Retained earnings		7,609,728	11,131,084
Total Company shareholders’ equity		43,150,478	44,589,249
Noncontrolling interests		(24,918)	(26,389)
Total shareholders’ equity		43,125,560	44,562,860
TOTAL LIABILITIES AND
STOCKHOLDERS’ EQUITY		$140,001,599	$146,560,407

The accompanying notes are an integral part of these financial statements.

CHINA ARCHITECTURAL ENGINEERING, INC.

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME
FOR THE THREE-MONTH PERIODS ENDED MARCH 31, 2010 AND 2009
(STATED IN US DOLLARS)

		Three Months Ended March 31,
	Note	2010	2009

Contract revenues earned	(10)	$11,472,123	$36,343,064

Cost of contract revenues earned		(9,144,193)	(28,162,233)

Gross profit		$2,327,930	$8,180,831

Selling, general and administrative expenses		(4,175,480)	(5,951,030)
Finance expenses		(47,201)	-

Income / (Loss) from operations		$(1,894,751)	$2,229,801

Interest income		2,416	3,706
Interest expense		(1,626,111)	(1,311,733)
Other income		7,514	21,837
Other expenses		(849)	-

Income/(Loss) before taxation on Continuing Operations		$(3,511,781)	$943,611

Income tax / tax benefit	(11)	9,575	-
Net earnings/(Loss) including non-controlling interest		(3,521,356)	943.611

Loss attributable to non-controlling interests		1,471	-

Net earnings/(Loss) attributable to the Company		$(3,519,885)	$943,611

Earnings per share:
Basic		$(0.06)	$0.02
Diluted		$(0.06)	$0.02

Weighted average shares outstanding:
Basic		54,729,908	53,256,874
Diluted		54,729,908	53,256,874

The accompanying notes are an integral part of these financial statements.

CHINA ARCHITECTURAL ENGINEERING, INC.

UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE THREE-MONTH PERIODS ENDED MARCH 31, 2010 AND 2009
(STATED IN US DOLLARS)

	Three Months Ended March 31,
	2010	2009
Cash flows from operating activities
Net income/(loss)	$(3,521,356)	$943,611
Noncontrolling interest	1,471	-
Depreciation expense	178,043	252,852
Bad debt expense	193,753	-
Amortization expense on intangible assets	10,623	22,000
Stock compensation expenses	1,964,464	-
Amortization expense on convertible bond	911,006	674,087
Loss/(Gain) on disposal of fixed assets	519	(11,450)
Deferred income taxes	-	3,264
Decrease in inventories	565,153	17,441
Decrease in receivables	3,567,823	16,848,651
Decrease in other assets	790,817	980
Increase/(decrease) in payables	2,236,390	(14,489,451)
Net cash provided by operating activities	$6,898,706	$4,261,985

Cash flows from investing activities
Purchases of assets	$(439)	$(64,262)
Proceeds from disposal of fixed assets	-	76,190
Decrease in restricted cash	1,009,739	1,320,226
Net cash provided by investing activities	$1,009,300	$1,332,154

Cash flows from financing activities
Repayment of short-term loans	$(1,673,326)	$(4,542,187)
Repayment of long-term loans	(19,389)	(73,434)
Repayment of shareholder loans	(6,576,189)	(1,952,809)
Net cash used in financing activities	$(8,268,904)	$(6,568,430)

Net decrease in cash and cash equivalents	$(360,898)	$(974,291)
Effect of foreign currency translation on cash and cash equivalents	118,121	257,501

Cash and cash equivalents - beginning of period	740,125	9,516,202

Cash and cash equivalents - end of period	$497,348	$8,799,412

Other supplementary information:
Cash paid during the period for:
Interest paid	$1,260,000	$120,000
Income tax paid	$-	$21,151

 The accompanying notes are an integral part of these financial statements.

CHINA ARCHITECTURAL ENGINEERING, INC.
UNAUDITED CONSOLIDATED STATEMENT OF STOCKHOLDERS’ EQUITY
FOR THE PERIOD FROM JANUARY 1, 2010 TO MARCH 31, 2010
(STATED IN US DOLLARS)

	Total Number of shares	Common stock	Additional paid in capital	Statutory reserves	Accumulated other comprehensive income	Retained earnings	Noncontrolling interests	Total

Balance, January 1, 2010	53,256,874	$53,257	$26,495,876	$3,040,595	$3,868,437	$11,131,084	$(26,389)	$44,562,860
Net Loss including non-controlling interests						(3,521,356)	1,471	(3,519,885)
Additional paid-in capital from grant of stock option to employee			7,464					7,464
Value of stock grants to employees	1,900,000	1,900	1,955,100					1,957,000
Foreign currency translation adjustment					118,121			118,121

Total comprehensive income								(1,437,300)

Balance, March 31, 2010	55,156,874	$55,157	$28,458,440	$3,040,595	$3,986,558	$7,609,728	$(24,918)	$43,125,560

The accompanying notes are an integral part of these financial statements.

CHINA ARCHITECTURAL ENGINEERING, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE MONTH-PERIODS ENDED MARCH 31, 2010 AND 2009 (UNAUDITED)
(Stated in US Dollars)

1.	ORGANIZATION AND PRINCIPAL ACTIVITIES

China Architectural Engineering, Inc. (the “Company”) formerly SRKP 1, Inc., was incorporated in the State of Delaware, United States on March 16, 2004. The Company’s common stock was initially listed for trading on the American Stock Exchange on September 28, 2007.  The Company transferred its listing to The NASDAQ Stock Market LLC on June 10, 2008.

The Company through its subsidiaries conducts its principal activity as building envelope systems contractors, specializing in the design, engineering, fabrication and installation of curtain wall systems, roofing systems, steel construction systems and eco-energy saving building conservation systems, throughout China, Australia, Southeast Asia, the Middle East, and the United States.

The Company's work is performed under cost-plus-fee contracts, fixed-price contracts, and fixed-price contracts modified by incentive and penalty provisions. These contracts are undertaken by the Company or its wholly owned subsidiaries. The length of the Company's contracts varies but is typically about one to two years.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)	Method of accounting

The Company maintains its general ledger and journals with the accrual method accounting for financial reporting purposes. The consolidated financial statements and notes are representations of management.  Accounting policies adopted by the Company conform to generally accepted accounting principles in the United States of America and have been consistently applied in the presentation of consolidated financial statements, which are compiled on the accrual basis of accounting.

(b)	Consolidation

The consolidated financial statements include the accounts of the Company and its 14 subsidiaries. Significant inter-company transactions have been eliminated in consolidation. The consolidated financial statements include 100% of the assets and liabilities of these majority-owned subsidiaries, and the ownership interests of minority investors are recorded as noncontrolling interests.

The Company owned the subsidiaries through its reverse-merger on October 17, 2006 and through direct investments or acquisitions after October 17, 2006.  As of March 31, 2010, detailed identities of the consolidating subsidiaries are as follows:

Name of Company	Place of Incorporation	Attributable Equity interest %
Full Art International Limited	Hong Kong	100
Zhuhai King Glass Engineering Co., Ltd.	PRC	100
Zhuhai King General Glass Engineering Technology Co., Ltd.	PRC	100
King General Engineering (HK) Limited	Hong Kong	100
KGE Building System Limited	Hong Kong	100
KGE Australia Pty Limited	Australia	55
Zhuhai Xiangzhou District Career Training School	PRC	72
Techwell Engineering Limited	Hong Kong	100
Techwell International Limited	Macau	100
Techwell Building System (Shenzhen) Co., Ltd.	PRC	100
CAE Building Systems, Inc.	USA	100
China Architectural Engineering (Shenzhen) Co., Ltd.	PRC	100
Techwell International (SEA) Pte Ltd.	Singapore	100
CAE Building Systems (Singapore) Pte Ltd	Singapore	100

CHINA ARCHITECTURAL ENGINEERING, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE MONTH-PERIODS ENDED MARCH 31, 2010 AND 2009 (UNAUDITED)
(Stated in US Dollars)

(c)	Use of estimates

The preparation of the consolidated financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Management makes these estimates using the best information available at the time the estimates are made; however, actual results could differ materially from those estimates.

(d)	Plant and equipment

Plant and equipment are carried at cost less accumulated depreciation.  Depreciation is provided over their estimated useful lives, using the straight-line method. Estimated useful lives of the plant and equipment are as follows:

Building	20 years
Machinery and equipment	5 - 10 years
Furniture and office equipment	5 years
Motor vehicle	5 years

The cost and related accumulated depreciation of assets sold or otherwise retired are eliminated from the accounts and any gain or loss is included in the statement of income. The cost of maintenance and repairs is charged to income as incurred, whereas significant renewals and betterments are capitalized.

(e)	Accounting for the impairment of long-lived assets

The long-lived assets held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of assets may not be recoverable. It is reasonably possible that these assets could become impaired as a result of technology or other industry changes.  Determination of recoverability of assets to be held and used is by comparing the carrying amount of an asset to future net undiscounted cash flows to be generated by the assets.

If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell.
During the reporting periods, there was no impairment loss.

(f)	Goodwill and Intangible Assets

In accordance with ASC 350, “Goodwill and Other Intangible Assets.” the Company does not amortize goodwill or intangible assets with indefinite lives.

Upon indication that the carrying values of such assets may not be recoverable, the Company recognizes an impairment loss as a charge against current operations.

The Company performs an analysis on its goodwill balances to test for impairment on an annual basis and whenever events occur that indicate an impairment could exist. The amount of its goodwill is fully attributable to a subsidiary, Techwell Engineering Limited. There are several instances that may cause the Company to further test its goodwill for impairment between the annual testing periods including:  (i) continued deterioration of market and economic conditions that may adversely impact its ability to meet its projected results; (ii) declines in the Company’s stock price caused by continued volatility in the financial markets that may result in increases in its weighted-average cost of capital or other inputs to its goodwill assessment; (iii) the occurrence of events that may reduce the fair value of a reporting unit below its carrying amount, such as the sale of a significant portion of one or more of the Company’s reporting units. In the three month periods ended March 31, 2010, no instance indicates that an impairment could exist.

CHINA ARCHITECTURAL ENGINEERING, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE MONTH-PERIODS ENDED MARCH 31, 2010 AND 2009 (UNAUDITED)
(Stated in US Dollars)

Material assumptions include:  (1) The reporting unit continues to have the profitable operations for a period of next 10 years; (2) the revenue has the steady annual growth rate ranging from 5% to 8% as in line with the estimated growth rate of PRC economy; (3) costs of funds kept stable for the period of next 10 years resulting in a stable discount rate for the projection of estimated fair value; and (4) no material change in the prevailing payment terms of the construction industry that allowing the working capital requirement kept at a low level at 15%.  Uncertainties include: (1)  The ability of the reporting unit to continue as a  profitable operation may be affected by changes in technologies and the market of the construction industry; (2) the growth of the PRC economy may not be as steady as projected that in turn affect the steady growth of the revenue of the reporting unit, (3) it is also uncertain about the capital market that affect the costs of fund of the company; and (4) the prevailing payment terms used in the construction industry may be changed as a result of changes in the business environment for the construction industry. Potential events include (1) the appreciation of the value of RMB that would slow down the export and in turn the economic development of China that in turn have negative effect of property development industry in China; and (2) the controlling policies towards the property market by the PRC government.

For other intangible assets, impairment tests are performed annually and more frequently whenever events or changes in circumstances indicate carrying values exceed estimated reporting unit fair values.

(g)	Inventories

Inventories are raw materials, which are stated at the lower of weighted average cost or market value.

(h)	Contracts receivable

Contracts receivable from performing construction of industrial and commercial buildings are based on contracted prices.  The Company provides an allowance for doubtful accounts, which is based upon a review of outstanding receivables, historical collection information, and existing economic conditions.

(i)	Cash and cash equivalents

The Company considers all highly liquid investments purchased with original maturities of three months or less to be cash equivalents.

(j)	Restricted cash

Restricted cash represents time deposit accounts to secure notes payable and bank loans.

(k)	Earnings per share

The Company computes earnings per share (“EPS’) in accordance with ASC 260, “Earnings per Share”. ASC 260 requires companies with complex capital structures to present basic and diluted EPS. Basic EPS is measured as the income or loss available to common shareholders divided by the weighted average common shares outstanding for the period. Diluted EPS is similar to basic EPS but presents the dilutive effect on a per share basis of potential common shares (e.g., convertible securities, options, and warrants) as if they had been converted at the beginning of the periods presented, or issuance date, if later. Potential common shares that have an anti-dilutive effect (i.e., those that increase income per share or decrease loss per share) are excluded from the calculation of diluted EPS.

The calculation of diluted weighted average common shares outstanding for the three months periods ended March 31, 2010 and 2009 is based on the estimate fair value of the Company’s common stock during such periods applied to warrants and options using the treasury stock method to determine if they are dilutive. The Convertible Bond is included on an “as converted” basis when these shares are dilutive.

CHINA ARCHITECTURAL ENGINEERING, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE MONTH-PERIODS ENDED MARCH 31, 2010 AND 2009 (UNAUDITED)
(Stated in US Dollars)

Components of basic and diluted earnings per share were as follows:

	Three Months Ended March 31,
	2010	2009
Net Income / (Loss)	$(3,519,885)	$943,611

Basic Weighted Average Shares Outstanding	54,729,908	53,256,874
Dilutive Shares:

- Addition to Common Stock from Conversion of Bonds	-	-
- Addition to Common Stock from Exercise of Options and Warrants	-	-

Diluted Weighted Average Outstanding Shares:	54,729,908	53,256,874

Earnings Per Share
- Basic	$(0.06)	$0.02
- Diluted	$(0.06)	$0.02

(l)	Revenue and cost recognition

Revenues from fixed-price and modified fixed-price construction contracts are recognized on the percentage-of-completion method, measured by the percentage of costs incurred to date to estimated total cost for each contract.

Contract costs include all direct material and labor costs and those indirect costs related to contract performance, such as indirect labor, supplies, tools, repairs, and depreciation costs.

Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Changes in job performance, job conditions, and estimated profitability, including those arising from contract penalty provisions, and final contract settlements may result in revisions to costs and income and are recognized in the period in which the revisions are determined. Profit incentives are included in revenues when their realization is reasonably assured. An amount equal to contract costs attributable to claims is included in revenues when realization is probable and the amount can be reliably estimated.

Selling, general, and administrative costs are charged to expense as incurred.

Total estimated gross profit on a contract, being the difference between total estimated contract revenue and total estimated contract cost, is determined before the amount earned on the contract for a period can be determined.

The measurement of the extent of progress toward completion is used to determine the amount of gross profit earned to date and that the earned revenue to date is the sum of the total cost incurred on the contract and the amount of gross profit earned.

CHINA ARCHITECTURAL ENGINEERING, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE MONTH-PERIODS ENDED MARCH 31, 2010 AND 2009 (UNAUDITED)
(Stated in US Dollars)

Earned revenue, cost of earned revenue, and gross profit are determined as follows: -

a.	Earned Revenue is the amount of gross profit earned on a contract for a period plus the costs incurred on the contract during the period.

b.	Cost of Earned Revenue is the cost incurred during the period, excluding the cost of materials not unique to a contract that have not been used for the contract.

c.
Gross Profit earned on a contract is computed by multiplying the total estimated gross profit on the contract by the percentage of completion. The excess of that amount over the amount of gross profit reported in prior periods is the earned gross profit that should be recognized in the income statement for the current period.

Change orders are common for the changes in specifications or design.  Contract revenue and costs are adjusted to reflect change orders approved by the customer and the contractor regarding both scope and price.  Recognition of amounts of additional contract revenue relating to claims is appropriate only if it is probable that the claim will result in additional contract revenue and if the amount can be reliably estimated.

(m)	Income taxes

The Company uses the accrual method of accounting to determine and report its taxable reduction of income taxes for the year in which they are available.  The Company has implemented  ASC 740-270, Accounting for Income Taxes.

Income tax liabilities computed according to the United States, People’s Republic of China (PRC), Hong Kong SAR, Macau SAR and Australia tax laws are provided for the tax effects of transactions reported in the financial statements and consists of taxes currently due plus deferred taxes related primarily to differences between the basis of fixed assets and intangible assets for financial and tax reporting.  The deferred tax assets and liabilities represent the future tax return consequences of those differences, which will be either taxable or deductible when the assets and liabilities are recovered or settled.  Deferred taxes also are recognized for operating losses that are available to offset future income taxes.  A valuation allowance is created to evaluate deferred tax assets if it is more likely than not that these items will either expire before the Company is able to realize that tax benefit, or that future realization is uncertain.

In respect of the Company’s subsidiaries domiciled and operated in China and Hong Kong, the taxation of these entities can be summarized as follows:

•
Zhuhai King Glass Engineering Co., Limited (“Zhuhai KGE”) and Zhuhai King General Glass Engineering Technology Co., Limited (“Zhuhai KGGET”) are located in Zhuhai and were subject to the PRC corporation income tax rate of 18% in 2008 and 20% in 2009. In accordance to China’s Enterprise Income Tax Law (“EIT Law”) effective from January 1, 2008, the tax rate for these two subsidiaries will be gradually increased to 25% by 2012.The Company anticipates that as a result of the EIT law, its income tax provision will increase, which could adversely affect Zhuhai KGE’s financial condition and results of operations.

•
China Architectural Engineering (Shenzhen) Co., Ltd. is located in Shenzhen and is subject to the 20% income tax rate that will be gradually increased to the uniform rate of 25% by 2012 as according to the new EIT law.

•	Full Art International Limited, King General Engineering (HK) Limited, and KGE Building System Limited are subject to the Hong Kong profits tax rate of 16.5%.

CHINA ARCHITECTURAL ENGINEERING, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE MONTH-PERIODS ENDED MARCH 31, 2010 AND 2009 (UNAUDITED)
(Stated in US Dollars)

•
Techwell Engineering Limited is subject to a Hong Kong profits tax rate of 16.5%. Techwell International Limited is a Macau registered company and therefore is subject to Macau profits tax rate of 12%.  Techwell Building System (Shenzhen) Co. Limited is located in Shenzhen and is subject to PRC corporate income tax rate of 20% that will be gradually increased to the uniform rate of 25% by 2012 as according to the new EIT law.

•	KGE Australia Pty Limited is subject to a corporate income tax rate of 30%.

The Company is subject to United States Tax according to Internal Revenue Code Sections 951 and 957.

The Company, after a reverse-merger on October 17, 2006, revived to be an active business enterprise because of the operations with subsidiaries in the PRC and Hong Kong.  Based on the consolidated net earnings for the year ended December 31, 2009, the Company shall be taxed at the 35% tax rate.

Techwell Engineering Limited has established a branch in Dubai, which has zero corporate income tax rate except on oil companies and bank.

Subsidiaries in Singapore are subject a effective corporate income tax rate of 8.5% on taxable income amount in excess of Singapore dollar $100,000.

(n)	Advertising

The Company expensed all advertising costs as incurred. Advertising expenses included in selling expenses were $nil and $10,973 for the three-month periods ended March 31, 2010 and 2009, respectively.

(o)	Research and development

All research and development costs are expensed as incurred. Research and development costs included in general and administrative expenses were $nil and $2,926 for the three-month periods ended March 31, 2010 and 2009, respectively.

(p)	Retirement benefits

Retirement benefits in the form of contributions under defined contribution retirement plans to the relevant authorities are charged to the statements of income as incurred.

CHINA ARCHITECTURAL ENGINEERING, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE MONTH-PERIODS ENDED MARCH 31, 2010 AND 2009 (UNAUDITED)
(Stated in US Dollars)

(q)	Foreign currency translation

The accompanying consolidated financial statements are presented in United States Dollars (US$). The Company’s functional currency is the US$, while certain domestic subsidiaries’ use the Renminbi (RMB) and Hong Kong and overseas subsidiaries use local currencies as their functional currency.   The consolidated financial statements are translated into US$ from RMB, Hong Kong Dollars (HKD), United Arab Emirate Dirham (AED) and other local currencies at March 31, 2010 exchange rates as to assets and liabilities and average exchange rates as to revenues and expenses. Capital accounts are translated at their historical exchange rates when the capital transactions occurred.

	March 31, 2010	December 31, 2009	March 31, 2009
Period end RMB : US$ exchange rate	6.8361	6.8372	6.8349
Average quarterly RMB : US$ exchange rate	6.8360	6.8331	6.8360

	March 31, 2010	December 31, 2009	March 31, 2009
Period end HKD : US$ exchange rate	7.7647	7.7551	7.7506
Average quarterly HKD : US$ exchange rate	7.7639	7.7518	7.7542

	March 31, 2010	December 31, 2009	March 31, 2009
Period end AED : US$ exchange rate	3.6739	3.6738	3.6700
Average quarterly AED : US$ exchange rate	3.6736	3.6710	3.6700

The RMB is not freely convertible into foreign currency and all foreign exchange transactions must take place through authorized institutions.  No representation is made that the RMB amounts could have been, or could be, converted into US$ at the rates used in translation.

(r)	Statutory reserves

Statutory reserves for foreign investment enterprises are referring to the amount appropriated from the net income in accordance with laws or regulations, which can be used to recover losses and increase capital, as approved, and are to be used to expand production or operations.

(s)	Comprehensive income

Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners.  Among other disclosures, all items that are required to be recognized under current accounting standards as components of comprehensive income are required to be reported in a financial statement that is presented with the same prominence as other consolidated financial statements.  The Company’s current components of other comprehensive income are the foreign currency translation adjustment.

CHINA ARCHITECTURAL ENGINEERING, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE MONTH-PERIODS ENDED MARCH 31, 2010 AND 2009 (UNAUDITED)
(Stated in US Dollars)

(t)	Recent accounting pronouncements

In June 2009, FASB issued FASB Statement No. 166, Accounting for Transfers for Financial Assets (FASB ASC 860 Transfers and Servicing ) and FASB Statement No. 167 (FASB ASC 810  Consolidation ), a revision to FASB Interpretation No. 46 (Revised December 2003),  Consolidation of Variable Interest Entities  (FASB ASC 810 Consolidation ) .

Statement 166 is a revision to FASB Statement No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities  (FASB ASC 860  Transfers and Servicing ) ,  and will require more information about transfers of financial assets, including securitization transactions, and where entities have continuing exposure to the risks related to transferred financial assets. It eliminates the concept of a “qualifying special-purpose entity,” changes the requirements for derecognizing financial assets, and requires additional disclosures. Statement No. 166 (FASB ASC 860  Transfers and Servicing ) must be applied as of the beginning of each reporting entity’s first annual reporting period that begins after November 15, 2009, for interim periods within that first annual reporting period and for interim and annual reporting periods thereafter. Earlier application is prohibited. This Statement must be applied to transfers occurring on or after the effective date.  The Company is still evaluating the impact of the above pronouncement.

Statement 167 is a revision to FASB Interpretation No. 46 (Revised December 2003), Consolidation of Variable Interest Entities  (FASB ASC 810  Consolidation ) ,  and changes how a reporting entity determines when an entity that is insufficiently capitalized or is not controlled through voting (or similar rights) should be consolidated. The determination of whether a reporting entity is required to consolidate another entity is based on, among other things, the other entity’s purpose and design and the reporting entity’s ability to direct the activities of the other entity that most significantly impact the other entity’s economic performance. Statement No. 167 (FASB ASC 810 Consolidation ) shall be effective as of the beginning of each reporting entity’s first annual reporting period that begins after November 15, 2009, for interim periods within that first annual reporting period, and for interim and annual reporting periods thereafter.  Earlier application is prohibited. The Company is still evaluating the impact of the above pronouncement.

(u)	Stock-based compensation

Stock compensation accounting guidance (FASB ASC 718, “Compensation-Stock Compensation”) requires that the compensation cost related to share-based payment transactions be recognized in financial statements. That cost will be measured based on the grant date fair value of the equity or liability instruments issued. The stock compensation accounting guidance covers a wide range of share-based compensation arrangements including stock options, restricted share plans, performance-based awards, share appreciation rights and employee share purchase plans.

Stock compensation accounting guidance requires that compensation cost for all stock awards be calculated and recognized over the employees’ service period, generally defined as the vesting period. For awards with graded-vesting, compensation cost is recognized on a straight-line basis over the requisite service period for the entire award. A Black-Scholes model is used to estimate the fair value of stock options while the market price of the Corporation’s common stock at the date of grant is used for restricted stock awards.

On October 5, 2009, the Company granted options to purchase a total of 100,000 shares of its common stock to an executive officer.  The stock options vest at the rate of 10,000 shares per month, with the first vesting of 10,000 options occurring on November 27, 2009 and with the last vesting of 10,000 options ending upon the total vested being 100,000.  The Company uses the Black-Scholes option-pricing model to value stock option awards and expensed the stock-based compensation based on the vesting periods.  The fair value of these options was calculated using the following assumptions: (1) risk-free interest rates of 4%, (2) an expected life of 1 to 5 years, (3) expected volatility of 41%, (4) expected forfeitures of 0%, and (5) a dividend yield of 0%. Based on the foregoing, the value of the options is a total of $24,878 and for the three-month periods ended March 31, 2010, $7,464 was expensed related to the grant of these options.

CHINA ARCHITECTURAL ENGINEERING, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE MONTH-PERIODS ENDED MARCH 31, 2010 AND 2009 (UNAUDITED)
(Stated in US Dollars)

On January 18, 2010, the Board of Directors of the Company approved the issuance of a total of 1.9 million shares of restricted stock (the “Restricted Stock Grants”) to certain of its officers, directors, and key employees under the China Architectural Engineering, Inc. 2009 Omnibus Incentive Plan (the “Plan”), which was previously approved by our stockholders at the 2009 Annual Meeting of Stockholders.  As approved, the Restricted Stock Grants were subject to and contingent upon the Company’s filing of a registration statement on Form S-8 with the Securities and Exchange Commission, which occurred on January 21, 2010. As granted, the Restricted Stock Grants were set to vest such that ¼ would vest on March 31, 2010, ¼ would vest on June 30, 2010, ¼ would vest on September 30, 2010, and the remaining ¼ would vest on December 31, 2010, except for the Restricted Stock Grant for 200,000 shares of common stock that was made to a senior officer, which vested 100% upon the date of grant.  The vesting of the grants were subject to the terms and conditions of the Plan and the Restricted Stock Agreement entered into by and between the recipients and the Company.  In the first quarter of 2010, the Board of Directors of the Company accelerated vesting of the restricted stock awards such that all of the Restricted Stock Grants became fully vested immediately on March 9, 2010. The market price of the Company’s share closed on that date at $1.03. The transaction was recognized in accordance with the FASB ASC 718, Compensation-Stock Compensation and the value of the grants is a total of $1,957,000 as the stock compensation expense.

3.	CONTRACT RECEIVABLES

	March 31, 2010	December 31, 2009

Contract receivables	$91,340,006	$95,831,489
Less: Allowance for doubtful accounts	(3,058,512)	(6,642,386)

Net	$88,281,494	$89,189,103

Allowance for Doubtful Accounts	March 31, 2009	December 31, 2009

Beginning balance	$6,642,386	$5,215,701
Add: Allowance created	193,752	1,426,685
Less: Written off of receivables	(3,777,626)	-

Ending balance	$3,058,512	$6,642,386

CHINA ARCHITECTURAL ENGINEERING, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE MONTH-PERIODS ENDED MARCH 31, 2010 AND 2009 (UNAUDITED)
(Stated in US Dollars)

4.	OTHER RECEIVABLES

Other receivables consisted of the following:

	March 31, 2010	December 31, 2009
Due from sellers of Techwell, the subsidiary (1)	$11,112,555	$11,333,253
Due from Kangbao Electrical Company Limited (Kangbao) , a related party (2)	847,135	6,054,905
Drawdown of advance payment and performance bonds by client of the projects in Dubai (3)	9,402,757	9,414,397
Other related parties receivables	-	253,638
Deposits for site operations of projects in PRC	3,986,828	2,903,171
Other	471,951	808,703

Total	$25,821,226	$30,768,067

(1)
On November 6, 2007, the Company, through Full Art International, Ltd. (“Full Art”), acquired all of the issued and outstanding shares in the capital of Techwell Engineering Limited, a limited liability company incorporated in Hong Kong (“Techwell”) pursuant to a Stock Purchase Agreement (the “Agreement”) dated November 6, 2007, entered into by and among Ng Chi Sum and Yam Mei Ling (each a “Shareholder” and collectively, the “Shareholders”), the Company and Full Art.  Pursuant to the terms and conditions of the Agreement, the Shareholders agreed that each of them would pay any and all accounts receivables of Techwell if not paid by the customers within 24 months of the acquisition date.  The 24 month period has expired and a total of $9,909,130 is due and payable from the Shareholders. The amount is included in the other receivable due from sellers of Techwell.

(2)	The amount mainly represents the purchases advances to Kangbao Electrical Company Limited (Kangbao) for the supplies of materials for the projects of the Company.

(3)
The Company believes that the client of the Dubai projects did not have proper grounds for the drawdown of the advance payment and performance bonds which the company issued for the projects.  The Company also believes that the client should not be entitled to the drawdown and is now proceeding the claim back of the amount.

5.	INVENTORIES

	March 31, 2010	December 31, 2009
Raw materials at sites	$162,346	$727,499

CHINA ARCHITECTURAL ENGINEERING, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE MONTH-PERIODS ENDED MARCH 31, 2010 AND 2009 (UNAUDITED)
(Stated in US Dollars)

6.	PLANT AND EQUIPMENT

Plant and equipment consist of the following as of:

	March 31, 2010	December 31, 2009
At cost
Motor vehicle	$1,242,453	$1,242,928
Machinery and equipment	2,383,096	2,381,755
Furniture, software and office equipment	1,794,223	1,795,595
Building	-	-
Leasehold improvement	266,773	267,038
	$5,686,545	$5,687,316

Less: Accumulated depreciation
Motor vehicle	$868,277	$825,536
Machinery and equipment	1,465,385	1,420,536
Furniture, software and office equipment	882,047	804,516
Building	-	-
Leasehold improvement	109,502	97,271
	$3,325,211	$3,147,859

	$2,361,334	$2,539,457

Depreciation expenses included in the selling and administrative expenses for periods ended March 31, 2010 and 2009 were $178,043 and $252,852, respectively.

7.	INTANGIBLE ASSETS

	March 31, 2010	December 31, 2009
At cost
Intangible Assets	$98,673	$98,673
Less: Accumulated amortization	38,686	28,063

	$59,987	$70,610

CHINA ARCHITECTURAL ENGINEERING, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE MONTH-PERIODS ENDED MARCH 31, 2010 AND 2009 (UNAUDITED)
(Stated in US Dollars)

8.	LOANS

A.	SHORT-TERM BANK LOANS

	March 31, 2010	December 31, 2009

ABN Amro N.V. Overdraft in Current Account at interest rate at 6.5% per annum	$3,238,656	$4,906,266

ABN Amro N.V. Temporary Loan for the drawing of performance and advance payment bonds at interest rate at Bank's Cost of Fund + 6%	4,540,883	4,546,504

Automobile capital lease obligation (hire purchase),amount due within one year, last installment due November 9, 2012	77,015	77,110

	$7,856,554	$9,529,880

B.	LONG-TERM BANK LOANS

	March 31, 2010	December 31, 2009

Automobile capital lease obligation (hire purchase),amount due after one year, last installment due November 9, 2012	89,850	109,239
	$89,850	$109,239

Full Art International Limited borrowed a hire purchase (car) loan from DBS Bank.

CHINA ARCHITECTURAL ENGINEERING, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE MONTH-PERIODS ENDED MARCH 31, 2010 AND 2009 (UNAUDITED)
(Stated in US Dollars)

9.	CONVERTIBLE BONDS AND BOND WARRANTS

(a)	$10,000,000 Variable Rate Convertible Bonds due in 2012

On April 12, 2007, the Company completed a financing transaction with The Royal Bank of Scotland, London Branch (formerly “ABN AMRO N.V., London Branch) (the “Subscriber”) issuing (i) $10,000,000 Variable Rate Convertible Bonds due in 2012 (the “Bonds”) and (ii) 800,000 warrants to purchase an aggregate of 800,000 shares of the Company’s common stock, subject to adjustments for stock splits or reorganizations as set forth in the warrant, that expire in 2010 (the “Warrants”).

On September 29, 2008, the Subscriber converted $2,000,000 into 571,428 shares at the conversion price of $3.50 per share. As of March 31, 2009, the face value of the bonds outstanding was $8,000,000.

Effective from April 12, 2009, the conversion price has been reset to $2.45, which is 70% of $3.50 as the average closing price of the Company’s shares for the period of 20 consecutive trading days immediately prior to April 12, 2009 was $0.94.  The reset of the conversion price resulted in additional $3.4 million of bonds discount and will be amortized over the remaining outstanding periods of the bonds.

On November 8, 2008, the Subscriber exercised all the 800,000 warrants into 800,000 shares at the exercise price of $0.01 per share.

(b)	$20,000,000 12% Convertible Bonds due in 2011

On April 15, 2008, the Company completed a financing transaction with the Subscriber, CITIC Allco Investments Limited (the “Subscribers,” and each a “Subscriber”), and CITIC Capital Finance Limited issuing (i) $20,000,000 12% Convertible Bonds due in 2011 (the “Bonds”) and (ii) 300,000 warrants to purchase an aggregate of 300,000 shares of the Company’s common stock, subject to certain adjustments as set forth in the warrant instrument, that expire in 2013 (the “Bond Warrants”). The transaction was completed in accordance with a subscription agreement entered into by the Company, Subscribers, and CITIC Capital Finance Limited, dated April 2, 2008 (the “Subscription Agreement”).

The above items (a) and (b) are to be amortized to interest expense over the term of the bonds by the effective interest method as disclosed in the table below.

The Convertible Bonds Payable, net consists of the following:

	March 31, 2010	December 31, 2009

Convertible Bonds Payable	$28,000,000	$28,000,000
Less: Interest discount – Warrants	(3,305,938)	(3,305,938)
Less: Interest discount – Beneficial conversion feature	(1,882,404)	(1,882,404)
Less: Bond discount	(760,069)	(760,069)
Accretion of interest discount	3,423,578	2,512,572

Net	$25,475,167	$24,564,161

CHINA ARCHITECTURAL ENGINEERING, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE MONTH-PERIODS ENDED MARCH 31, 2010 AND 2009 (UNAUDITED)
(Stated in US Dollars)

The Company has failed to make interest payments as originally agreed upon under the Bonds, as follows:

$10,000,000 Variable Rate Convertible Bonds due in 2012
Interest for 6 months from April to October 2009, due October 4, 2009	$120,000

$20,000,000 12% Convertible Bonds due in 2011
Interest for 6 months from October 2008 to April 2009, due April 15, 2009	$1,200,000
Interest for 6 months from April 2009 to October 2009, due October 15, 2009	1,200,000

Total missed interest payments:	$2,520,000

(c)	Waiver of Conversion Price Adjustment on Convertible Bonds

On February 24, 2010, the Company entered into an Amendment and Waiver Agreement (the “Waiver”) with the holders of its Bonds and warrants to purchase 300,000 shares of common stock of the Company expiring 2013 (the “2008 Warrants”). Pursuant to the Waiver, the holders of the Bonds and the 2008 Warrants agreed to waive their right to a reduction in the conversion price of the Bonds and the exercise price of the 2008 Warrants upon the Company’s anticipated issuance of up to 25,000,000 shares of its common stock (the “Shares”) for a proposed acquisition of a 60% ownership interest in Shanghai ConnGame Network Co. Ltd. (“ConnGame”). Additionally, the holders of the 2008 Bonds agreed to waive any default under the terms and conditions of the trust deed governing the 2008 Bonds relating to the requirement that KGE Group Limited own at least 45% of the Company’s issued and outstanding common stock.

The Waiver is subject to numerous conditions. The Company agreed to pay the Bondholders the interest in arrears owed on the Bonds as of March 31, 2010 in two equal payments on March 31, 2010 and May 31, 2010 of approximately $1.26 million USD each and to pay 100% of the interest payments on the Bonds that becomes due in April to be paid on April 15, 2010 of approximately $1.32 million USD. The foregoing interest payments, in aggregate, are equal to approximately $3.84 million USD. The Company also agreed to repay the principal and all accrued interest owed by the Company to ABN AMRO Bank (China) Co., Ltd., Shenzhen Branch (the “Overdraft Lender”) under an Overdraft Facility letter (the “Total Amount Owed”) in three separate installments. The first installment is due on the earlier of (a) within 30 days of the Company’s receipt of a payment, if any, in respect to a .claim in Dubai or (b) March 31, 2010. The second installment is due on April 30, 2010 and the third installment is due on May 31, 2010. The first installment equals 34% of the Total Amount Owed and the second and third installments each equal 33% of the Total Amount Owed. The Total Amount Owed is equal to approximately $4.91 million USD. The Company further agreed that it will not repay or prepay any debt prior to its currently scheduled due date until the Company makes all of the payments specified in the Waiver and the Bonds have been redeemed in full and that any new indebtedness incurred by the Company for the purpose of repaying the Overdraft Facility shall (i) not exceed the outstanding amount due and payable under the Overdraft Facility and (ii) be subordinated to all amount owed under the Bonds (the “Covenants”).  The Company paid USD1,260,000 of the outstanding amount as of March 31, 2010 in accordance with the Waiver.

In addition, the Company entered into an Amendment and Waiver Agreement with the Bondholders on August 6, 2009 pursuant to which the Bondholders agreed to extend interest payments under the Bonds.  The Company then entered into another Amendment and Waiver Agreement with the Bondholders, other creditors and other interested parties as specified in the agreement dated February 24, 2010 pursuant to which that the Bondholders extended the payment of overdue interest of $2,520,000 to March 31, 2010 and April 15, 2010.  The convertible bonds are classified as long term debt due to the waivers, but the Company may be required to reclassify the bonds as a current liability if the Company is not required to the covenants that must be met under the Bonds.  The Company may be required to reclassify the Bonds as a current liability if (i) a covenant violation that gives the bondholders the right to call the debt has occurred at the balance sheet date or would have occurred absent a loan modification, and (ii) it is probable that the Company will not be able to cure the default (comply with the covenant) at measurement dates that are within the next 12 months. The Company believed that it is not probable that the Company will not be able to cure the default at measurement dates that are within the next 12 months.

CHINA ARCHITECTURAL ENGINEERING, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE MONTH-PERIODS ENDED MARCH 31, 2010 AND 2009 (UNAUDITED)
(Stated in US Dollars)

10.	CONTRACT REVENUES EARNED

The contract revenues earned for the three-month periods ended March 31, 2010 and 2009 consist of the following:

	March 31, 2010	March 31, 2009
Billed	$10,173,136	$28,279,372
Unbilled	1,298,987	8,063,692

	$11,472,123	$36,343,064

The unbilled contract  revenue  earned  represents  those  revenue  that  should  be  recognized according to the percentage of completion method for accounting for construction contract because the Company is entitled to receive payment from the customers for the amount of work that has been  rendered to and  completed  for  that  customer according  to  the  terms  and  progress  being made as stipulated under that contract between the Company and that customer. As an industrial practice, there are certain procedures that need to be performed, such as project account finalization, by both the customer and the Company before the final billing is issued; however this does not affect the Company’s  recognition of revenue and respective cost according to the terms of the contract with the consistent application of the percentage-of-completion method.

A single customer accounted for 40.4% of the Company’s contract revenues for the three months ended March 31, 2010. No other customer accounts for 10% or more of the Company’s contract revenues in the period.

11.	INCOME TAXES

On October 17, 2006, income from the Company’s foreign subsidiaries became subject to U.S. income tax liability; however, this tax is deferred until foreign source income is repatriated to the Company, which has not yet occurred.
The Company has also retained an U.S. tax-preparer firm to aide in preparation of its U.S. income tax returns in order to maintain a high level of compliance with U.S. tax laws.

Effective January 1, 2008, the PRC income tax rules were changed.  The PRC government implemented a new 25% tax rate for all enterprises whether domestic or foreign enterprise, and abolished the tax holiday.

CHINA ARCHITECTURAL ENGINEERING, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE MONTH-PERIODS ENDED MARCH 31, 2010 AND 2009 (UNAUDITED)
(Stated in US Dollars)

Income before taxes and the provision for taxes for the periods ended March 31, 2010 and 2009 consists of the following:

	March 31,
	2010	2009
Continuing income before taxes:
U.S.	$(4,093,545)	$(2,025,063)
Singapore	(388)	(651)
China	356,519	(1,881,006)
Australia	(3,100)	(3,673)
Hong Kong	(140,794)	(672,728)
Dubai	371,631	5,568,937
Macau	(2,104)	(42,205)
Total continuing income before taxes	(3,511,781)	943,611

Provision for taxes expense/(benefit):
Current:
U.S. Federal	-	-
U.S. State	9,575	-
	9,575	-
Deferred:
U.S. Federal	9,575	-
Hong Kong	-	-
Currency Effect	-	-

Total provision for taxes	9,575	-

Effective tax rate	-0.29%	0.00%

CHINA ARCHITECTURAL ENGINEERING, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE MONTH-PERIODS ENDED MARCH 31, 2010 AND 2009 (UNAUDITED)
(Stated in US Dollars)

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts for income tax purposes. Significant components of our deferred tax assets and liabilities at March 31, 2010 and December 31, 2009 are as follows:

	March 31, 2010	December 31, 2009

Deferred tax assets
Net operating loss	$112,893	$113,033
	112,893	113,033

Valuation allowance	-	-
Total deferred tax assets	112,893	113,033

Deferred tax liabilities
Total deferred tax liabilities	-	-

Net deferred tax assets	112,893	113,033

Reported as:
Current deferred tax assets	112,893	113,033
Non-current deferred tax assets	-	-
Non-current deferred tax liabilities	-	-

Net deferred taxes	$112,893	$113,033

Current deferred tax assets represents net operating loss of a subsidiary Techwell Engineering Limited in Hong Kong. The losses can be carried forward to set-off future assessable profits in Hong Kong without expiry date. The differences between the U.S. federal statutory income tax rates and the Company’s effective tax rate for the periods ended March 31, 2010 and 2009 is shown in the following table:

	2010	2009
U.S. federal statutory income tax rate	34.00%	34.00%
Lower rates in PRC, net	-9.00%	-9.00%
Accruals in foreign jurisdictions	-0.29%	-0.00%
Tax Holiday	-25.00%	-25.00%
	-0.29%	0.00%

CHINA ARCHITECTURAL ENGINEERING, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE MONTH-PERIODS ENDED MARCH 31, 2010 AND 2009 (UNAUDITED)
(Stated in US Dollars)

The following table accounts for the differences between the actual tax provision and the amounts obtained by applying the relevant applicable corporation income tax (see tax rates discussed above) before tax for the periods ended March 31, 2010 and 2009:-

	2010	2009
Income/(loss) before tax	(3,511,781)	943,611
Taxes at the applicable income tax rates	9,558	-
Miscellaneous non taxable income	17	-
and non-deductible expenses
Current income tax expense	$9,575	$-

Effective January 1, 2008, the PRC government implemented a new 25% tax rate across the board for all enterprises regardless of whether domestic or foreign enterprise without any tax preferences which is defined as “two-year exemption followed by three-year half exemption” enjoyed by tax payers. As a result of the tax law, a standard 15% tax preference terminated as of December 31, 2007. The PRC government has established a set of transition rules to allow enterprises using tax preferences before January 1, 2008 to continue using the tax preferences on a transitional basis until being the new tax rates are fully implemented over a five year period.

12.	COMMITMENTS AND CONTINGENCIES

(a) Operating lease commitments

The Company leases certain administrative and production facilities from third parties.  Accordingly, for the three-month periods ended March 31, 2010 and 2009, the Company incurred rental expenses of $267,036 and $829,465 respectively.

The Company has commitments with respect to non-cancelable operating leases for these offices, as follows:

For the 12 months ending March 31,
2011	716,481
2012	-
2013	-
2014 or after	-
$716,481

(b) Pending Litigation

  Techwell litigation

Pursuant to a Stock Purchase Agreement dated November 7, 2007, the previous shareholders of Techwell Engineering Limited (“Techwell”), Mr. Ng, Chi Sum and Miss Yam, Mei Ling Maria agreed to sell 100% of the shares in Techwell to the Company for approximately $11.7 million in cash and shares of common stock of the Company. Subsequent to the said acquisition, Mr. Ng and Miss Yam were employed by Techwell.

CHINA ARCHITECTURAL ENGINEERING, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE MONTH-PERIODS ENDED MARCH 31, 2010 AND 2009 (UNAUDITED)
(Stated in US Dollars)

On January 14, 2009, the board of directors of Techwell passed a board resolution, to dismiss both Mr. Ng and Miss Yam with immediate effect and remove Mr. Ng from the board of Techwell (the “Resolution”). On January 16, 2009, Mr. Ng and Miss Yam filed a lawsuit in the High Court of Hong Kong against the Company and its subsidiary, Full Art International Limited. The lawsuit alleges that, inter alia, (i) the Company misrepresented to them the financial status of the Company and operations during the course the acquisition of Techwell was being negotiated; (ii) the Company failed to perform its obligations under a settlement agreement alleged to be agreed by the Company in January 2009; and (iii) the dismissal of Mr. Ng was unlawful and invalid. The lawsuit filed by Mr. Ng and Miss Yam requests the court for specific performance of the settlement agreement that was allegedly entered into, which would require the return of the Techwell company to Mr. Ng and Miss Yam, and in the absence of such grant of relief, Mr. Ng and Miss Yam request unspecified damages lieu of return of the Techwell company.

On January 23, 2009 an ex-parte injunction order was granted to Mr. Ng, restraining the Company from implementing the Resolution, which was eventually dismissed with immediate effect on February 25, 2009 after a court session in the High Court of Hong Kong. Mr. Ng was also ordered to bear the costs of the various court proceedings in connection with the said injunction order. On March 27, 2009, Mr. Ng and Miss Yam filed a summons in the High Court of Hong Kong seeking a court order for leave to join the Company’s principal shareholder, KGE Group Limited, as a defendant of the said lawsuit, which was granted on April 9, 2009. As a result, KGE Group Limited became one of the defendants of the lawsuit. On May 12, 2009, the Company filed a Defense and Counterclaim at the High Court of Hong Kong in response to a Statement of Claim served by Mr. Ng and Miss Yam on the Company on April 7, 2009.

The Company intends to vigorously defend this pending lawsuit; however, no assurance can be given that the lawsuit will be resolved in the Company’s favor. Even if the Company successfully defends the lawsuit, the Company may incur substantial costs defending or settling the lawsuit, in addition to a possible diversion of the time and attention of the Company’s management from its business. If the Company is unsuccessful in defending the lawsuit, its may be required to pay a significant amount of damages and/or it may potentially lose ownership of Techwell, which will have a material adverse effect on the Company’s business, financial condition or results of operations. In the last quarter of 2009, Mr. Ng made a settlement proposal to the Company for consideration and the Company is negotiating the settlement agreement with Mr. Ng as of March 31, 2010.

Dubai Metro Rail Project Dispute

On September 9, 2009, the Red Line, or first phase, of the Dubai Metro was officially opened. The Company, through its subsidiary, had been working towards completion of its external envelopes for stations along the Red Line of the Dubai Metro System.  According to the Company’s original construction blueprint, the majority of its construction work was completed at the end of June 2009, and final construction milestones were scheduled for completion in the third quarter of 2009.  With less than 5% of its contract remaining to be completed, Techwell was removed by the master contractor of the project, which also called for and received payment of $2.1 million in performance bonds and $7.3 million in advance payment bonds that were issued on Techwell's behalf for the project. The calling of the advance payment bonds was based on the master contractor's belief that it had paid in excess of the construction work performed.  The Company and certain of its subsidiaries are guarantor of the bonds that were paid by the banks, and the Company is liable under the guarantee agreements for such amounts paid by the banks.  The Company does not believe that the master contractor had a proper basis for calling the bonds and intend to vigorously defend all of its legal rights and remedies related to the dispute.  The Company has engaged a construction claims consultant to facilitate resolution of the dispute.  The Company and its construction claims consultant, based on a review of the facts, documents, and materials available, believes that it has a reasonable opportunity to collect the amounts due to Techwell from the master contractor, less appropriate credits as its final amount due for work performed through September 2009.  The Company, with the assistance of its claims consultant, will continue to evaluate the dispute and probability of success on this dispute going forward and make the appropriate adjustments; however, no assurance can be given that the dispute will be resolved in the Company’s and Techwell’s favor. The Company’s counsel in Dubai is preparing the legal documents for the claims as of March 31, 2010.

CHINA ARCHITECTURAL ENGINEERING, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE MONTH-PERIODS ENDED MARCH 31, 2010 AND 2009 (UNAUDITED)
(Stated in US Dollars)

13.	RELATED PARTIES TRANSACTIONS

The account balance with shareholders at March 31, 2010 was payables of $3,504,156, while at December 31, 2009 it was $10,080,345. The payables balance was mainly loans from the largest shareholder, with such loans being interest-free, fee-free and has no fixed repayment schedule.

During the three months period ended March 31, 2010, the Company purchased construction materials amounting to $0.3 million from Guangdong Canbo Electrical Co., Ltd. (Canbo), a subsidiary of the Company’s major shareholder, KGE Group Limited. Canbo is a preferred supplier of the Company as it is able to procure materials at favorable price levels due to its purchased quantities. More important, application of certain of the Company’s patented technology is preferably routed through Canbo to prevent undesired distribution of this technology. The Company at times provides advance payment to Canbo in order to obtain a more favorable pricing. As of March 31, 2010, the Company’s advance to Canbo was $0.8 million.

The transactions with related parties during the periods were carried out in the ordinary course of business and on normal commercial terms.

ITEM 2. MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATION

Forward-Looking Statements

The following discussion should be read in conjunction with our consolidated financial statements and related notes included elsewhere in this quarterly report and the audited consolidated financial statements and related notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained in our annual report on Form 10-K for the year ended December 31, 2009.

This quarterly report contains forward-looking statements that involve substantial risks and uncertainties.  The words “anticipated,” “believe,” “expect, “plan,” “intend,” “seek,” “estimate,” “project,” “could,” “may,” and similar expressions are intended to identify forward-looking statements. These statements include, among others, information regarding future operations, future capital expenditures, and future net cash flow. Such statements reflect our management’s current views with respect to future events and financial performance and involve risks and uncertainties, including, without limitation, identification and remediation of the Company's deficiencies and weaknesses in its internal controls over financial reporting, potential claims or litigation that may result from the occurrence of restatements, the negotiation and execution of a definitive acquisition agreement for the proposed acquisition of ConnGame and satisfactory completion of related due diligence and closing conditions, including but not limited to regulatory approvals; ability to identify and secure debt, equity, and/or other financing required to continue the operations of the Company, particularly in the event that the Company is not able to conduct the proposed acquisition of ConnGame; required Company payments under the waiver agreement and ability to obtain an extension; difficulties related to integration and management of the combined operations; reduction or reversal of the Company's recorded revenue or profits due to "percentage of completion" method of accounting and expenses; the Company's ability to obtain a modification for the Waiver agreement with the bondholders applicable to the proposed acquisition of ConnGame; increasing provisions for bad debt related to the Company's accounts receivable; fluctuation and unpredictability of costs related to our products and services; the Company's plans to enter into real estate development projects such as the Nine Dragons Project; adverse capital and credit market conditions; fluctuation and unpredictability of costs related to the Company's products and services; expenses and costs associated with its convertible bonds, regulatory approval requirements and competitive conditions; and various other matters, many of which are beyond our control.  Actual results may vary materially and adversely from those anticipated, believed, estimated or otherwise indicated should one or more of these risks or uncertainties occur or if any of the risks or uncertainties described elsewhere in this report or in the “Risk Factors” section of our 2009 annual report occur.  Consequently, all of the forward-looking statements made in this report are qualified by these cautionary statements and there can be no assurance of the actual results or developments.

Overview

We have traditionally specialized in high-end curtain wall systems (including glass, stone and metal curtain walls), roofing systems, steel construction systems, eco-energy saving building conservation systems and related products, for public works and commercial real estate projects.   We compete on the strength of our reputation, relationships with government and commercial clients, and our ability to give expression to the vision of leading architects.

The recent trends in the global economy have had a significant adverse impact on the commercial construction industry as a whole. As a result, the competitive environment in which we operate has become more competitive, increasing the number of re-bid construction projects and amount of time between bidding and award of a project, reducing selling prices, and causing competitors to modify the scope and type of projects on which they bid.  In 2008 we increased the number of international construction projects, but in 2009 the spread of the global recession and reduction in the nature and scope of international construction projects has led us to primarily focus our attention on domestic projects in China.  Dubai, Doha, Kuwait and other middle east region have been suffered a great impact markedly under the global financial crisis.  Our projects suffered a certain degree of impact as well.  During 2009, we have experienced a decrease in the project turnover and an increase in costs and delays in customer payments. As a result, our results of operations have suffered.  However, we conducted our Dubai and Doha Projects construction under the original schedule, and executed the design for Kuwait project.  After the completion of “soft-open” of Dubai Metro Rail Project in September 2009, the contractor called bonds and refused to sign and pay for the project payments, which have resulted in a cash flow difficulties for our company.  As described below, we dispute the contractor’s rights to call the bonds and seeking remedies for its actions.  In addition, after a thorough review and analysis of the feasibility and profitability of the Singapore Project, we determined that it was in the best interests of our company to withdraw from the project.

We do not believe that the international economy will experience a swift recovery in the near future and therefore its negative impact on construction industry still exists and will exist in the near future.  As a result, we suspended the orders of the construction of international projects, and shifted the focus of our business to design and professional consulting services. We have taken steps to continue our development and research of new technologies and to maintain our company’s position in the industry.   To develop projects and generate revenue, we have sought to join new projects in the position of design and project consultant and the role of material supplier.

In the past, the number and size of our international projects had been increasing, but during 2009 our management has moved to refocus our resources to projects in the mainland China.  During the second quarter of 2009, we decided to terminate our work on the project in Singapore and stop the guarantee related to the project. Our management reviewed and created updated forecasts for the project and concluded that there will be major differences between the design concept as originally contemplated and the final site structures. As a result, we decided to terminate our work on the project since we did not receive approval for our improvement proposal, and resources related to the project were moved to projects in China.

We believe that the Chinese market has faired much better than most of the international markets.  With the strength of our reputation and history of notable projects in China, we are focusing our resources and efforts in our domestic market.   We believe that we have long-standing relationships with leading Chinese and international architects, having completed high profile projects in China.  During the year 2009, we commenced certain landmark projects in China, which consisted of the Changsha Train Station, Changsha Museum, Guangzhou Science Town, and projects in Jinan and Inner Mongolia.  These projects are expected to be completed in 2010.

Revenues and earnings recognition on many construction contracts are measured based on progress achieved as a percentage of the total project effort or upon the completion of milestones or performance criteria rather than evenly or linearly over the period of performance.  Our work is performed under cost-plus-fee contracts and fixed-price contracts. The length of our contracts varies but typically has a duration of approximately one to two years. Approximately 95% of our sales are from-fixed price contracts. The remaining sales are from cost-plus-fee contracts. Under fixed-price contracts, we receive a fixed price. Consequently, we realize a profit on fixed-price contracts only if we control our costs and prevent cost over-runs on the contracts. Approximately 70% of contracts are modified after they begin, usually to accommodate requests from clients to increase project size and scope. In cases where fixed-price contracts are modified, the fixed price is renegotiated and adjusted upwards accordingly. Under cost-plus-fee contracts, which may be subject to contract ceiling amounts, we are reimbursed for allowable costs and fees, which may be fixed or performance-based. If our costs exceed the contract ceiling or are not allowable under the provisions of the contract or any applicable regulations, we may not be reimbursed for all our costs.

Recent Events

Proposed Acquisition of 60% Equity Interest in ConnGame

In December 2009, we and First Jet entered into a letter of intent for the Acquisition (“Letter of Intent”) that set forth the principal terms under which we would issue up to 25,000,000 shares of our common stock to First Jet to acquire 60% of the equity interest of Shanghai ConnGame Network Co. Ltd., a company formed under the laws of the People’s Republic of China (“ConnGame”), which is a developer and publisher of MMORPG (Massively Multiplayer Online Role Playing Game).  In January 2010, our board of directors and stockholders approved our acquisition of a 60% equity interest in ConnGame.  We believe our acquisition of ConnGame will enable us to strengthen our core architectural engineering and design abilities, in addition to enabling us to enter China's large online game market, with ConnGame’s two to-be-released MMORPG games.  We believe that the online game industry and its related business model will be a growing market in China.

Pursuant to the terms of the Letter of Intent, we would issue the total 25,000,000 shares of common stock to First Jet if an independent valuation firm determined that the value of ConnGame was equal or greater to $50 million.  We received an appraisal report dated January 17, 2010 from Shanghai Xinda Asset Appraisal Co., Ltd.  According to the appraisal, subject to its assumptions and limitations, the fair market value of ConnGame on January 15, 2010 was approximately $52 million (RMB 357 million), based on a discounted cash flow model.  In addition, the proposed acquisition and the issuance of the shares will be subject to numerous closing conditions, including the execution of a waiver of reduction to conversion price of our outstanding Bonds or exercise price of the 2008 Warrants.  As described below, we and the bondholders, in addition to other parties, entered into a waiver agreement on February 24, 2010.

Upon the consummation of the acquisition, if and when it shall occur, it is anticipated that Luo Ken Yi will resign as Chairman of the Board of Directors.  Mr. Luo will remain as a member of the Board.  Upon Mr. Luo’s resignation as the Chairman of the Board, the Board will appoint Mr. Jun Tang, the sole shareholder of First Jet, as Chairman of the Board.  Mr. Jun Tang, 47, currently serves as the President and Chief Executive Officer of New Huadu Group, Fujian.  From 2004 to 2008, Mr. Tang served as President of Shanghai SNDA (Nasdaq: SNDA), a interactive entertainment media company in China.  Prior to that, he served as President of Microsoft China Co., Ltd from 2002 to 2004.  From 1997 to 2002, he served as General Manager of Microsoft Global Technical Engineering Center, and from 1994 to 1997 he served as Senior Project Manager for Microsoft US.    Mr. Tang received his doctorate degree, master’s degree and bachelor’s degree in the U.S., Japan and China, respectively.

Completion of the proposed acquisition is subject to negotiation and execution of a definitive equity transfer agreement, regulatory approvals, and other customary closing conditions.  Therefore, there can be no guarantee that the acquisition will be consummated.

Wavier Agreement

On February 24, 2010, we entered into an Amendment and Waiver Agreement (the “Waiver Agreement”) with the holders of our outstanding Variable Rate Convertible Bonds due 2012 (the “2007 Bonds”) and 12% Convertible Bonds due 2011 (the “2008 Bonds,” and collectively with the 2007 Bonds, the “Bonds”) and warrants to purchase 300,000 shares of our common stock expiring 2013 (the “2008 Warrants”).  Pursuant to the Waiver Agreement, the holders of the Bonds and the 2008 Warrants agreed to waive their right to a reduction in the conversion price of the Bonds and the exercise price of the 2008 Warrants upon our anticipated issuance of up to 25,000,000 shares for the proposed acquisition of a 60% ownership interest in ConnGame.  Additionally, the holders of the 2008 Bonds agreed to waive any default under the terms and conditions of the trust deed governing the 2008 Bonds relating to the requirement that KGE Group Limited, our largest shareholder, own at least 45% of our issued and outstanding common stock.

 The waivers contained in the Waiver Agreement are subject to numerous conditions.  We agreed to pay the Bondholders the interest in arrears owed on the Bonds as of March 31, 2010 in two equal payments on March 31, 2010 and May 31, 2010 of approximately $1.26 million each and to pay 100% of the interest payments on the Bonds that becomes due in April 2010 to be paid on April 15, 2010 of approximately $1.32 million, for aggregate payments of approximately $3.84 million.  We also agreed to repay the principal and all accrued interest that we owe to ABN AMRO Bank (China) Co., Ltd., Shenzhen Branch (the “Overdraft Lender”) under an Overdraft Facility letter in three equal separate installments. The total amount owed to the Overdraft Lender is equal to approximately $4.91 million. The first installment is due no later than March 31, 2010, the second installment is due on April 30, 2010 and the third installment is due on May 31, 2010.  We also agreed that we will not repay or prepay any debt prior to its currently scheduled due date until we make all of the payments specified in the Waiver Agreement and the Bonds have been redeemed in full and that any new indebtedness incurred by us for the purpose of repaying the Overdraft Facility will (i) not exceed the outstanding amount due and payable under the Overdraft Facility and (ii) be subordinated to all amount owed under the Bonds.   The Company paid USD1,260,000 of the outstanding amount as of March 31, 2010 in accordance with the Waiver.

If we fail to make any of the payments specified in the Waiver Agreement, then all rights of the holders of the Bonds and 2008 Warrants waived under the Waiver Agreement to or to be waived under the Waiver Agreement, will not be waived and will be reinstated, and any previous waivers will be null and void.  In such case, appropriate adjustments may be made to reduce the conversion and exercise price of the Bonds and 2008 Warrants. In addition, the bondholders may declare a default under the Bonds and require us to pay the Bonds, which could result in bankruptcy or otherwise impair our ability to maintain sufficient liquidity to continue our operations.

Dubai Metro Rail Project

On September 9, 2009, the Red Line, or first phase, of the Dubai Metro was officially opened. We, through our subsidiary Techwell Engineering Limited, had been working towards completion of our external envelopes for stations along the Red Line of the Dubai Metro System.  According to our original construction blueprint, the majority of our construction work was completed at the end of June 2009, and final construction milestones were scheduled for completion in the third quarter of 2009.  With less than 5% of our contract remaining to be completed, Techwell was removed by the master contractor of the project, who also called for and received payment of $2.1 million in performance bonds and $7.3 million in advance payment bonds that were issued on Techwell's behalf for the project. The calling of the advance payment bonds was based on the master contractor's belief that it had paid in excess of the construction work performed.  We and certain of our subsidiaries are guarantors of the bonds that were paid by the banks, and we are liable under the guarantee agreements for such amounts paid by the banks.  We do not believe that the master contractor had a proper basis for calling the bonds and intend to vigorously pursue and defend all of our legal rights and remedies related to this dispute.  We have engaged a construction claims consultant to facilitate resolution of this dispute.  We and our construction claims consultant, based on a review of the facts, documents, and materials available, believe that we have a reasonable opportunity to collect the amounts due to Techwell from the master contractor, less appropriate credits as our final amount due for work performed through September 2009.  We, with the assistance of our claims consultant, have been continuously evaluating the dispute and probability of success on this dispute going forward and make the appropriate adjustments; however, no assurance can be given that the dispute will be resolved in our and Techwell’s favor. The Company’s counsel in Dubai is preparing the legal documents for the claims by the time of this report.

With the use of “percentage-of-completion” method, the revenue to be recognized for each period will included both (1) the revenue earned for the current period and (2) the adjustment to previously recognized revenue that is required because of the changes in estimated total revenue, costs and profitability of projects from which the previous revenue had been recognized. The changes in the estimates may be the result of, for example, increased costs or overhead expenses of the projects, changes of the scope of the works of the contract as well as the changes of technologies used which in turn affect the costs of the project.  Under these circumstances, the estimated revenue and costs can change and as a result the estimated profitability of the project can change, which affects the profit elements in the revenue previously recognized and may be required to be revised accordingly.  The “adjustments” or “revisions” are made via adjustment to the current period revenue because it is the changes in estimates that are requiring the revisions and not a restatement of the previous period figures.

With respect to the Dubai Metro Rail Project, which was the primary focus of Techwell, an adjustment under the percentage-of-completion method described above may be required if, for example, the Company and the Company’s claim consultant modifies its evaluation of the Company’s claims such that the Company is not likely to recover its claims as currently anticipated, if the Company encounters any unexpected difficulties in the claiming process which making the increase of claiming costs, and if a commercial settlement between the parties is reached on a amounts different from current value estimates.  In such scenarios, the final project revenue or estimated costs may be changed to affect the revenue recognition of the project.  However, neither of the situations is considered to exist at the moment of the reporting that affects the accounting estimates of revenue and costs used for the period.  As such, the Company believes that the revenue recognized to date is appropriate as there were periodic reviews of the estimates of the project revenue and costs by the Company to reflect the latest profitability of the project for revenue recognition.

One of the primarily reasons that the Company’s contract receivables have increased is the delay in payment by client of the Dubai projects since April 2009.  The underlying receivable as of September 30, 2009 from the Dubai projects was equal to approximately $19.2 million, which represented 23% of the total contract receivables as of such date. The Company has employed a claim consultant, Hill International, to facilitate the Company’s claim for the back payment.  The Company currently expects that there will be progress and payments will be received as early as the third quarter of 2010.  However, due to the ongoing dispute, there is no guarantee that the Company will collect all or a portion of the contract receivable.  For receivables related to the Dubai Project, the client delayed payment to us since April 2009 by refusing to issue the Certificates for Value of Work Done.  No Certificates have been issued since April 2009.  The Certificates are pre-requisites to proceed with payment to the Company. The client paid for all work for Certificates for Value of Work Done issued in or before April 2009.  Such payments were made prior to December 31, 2009.  As a result, no account receivables at March 31, 2010 represent work for the above-referenced Certificates issued in or before April 2009.  The receivables as of March 31, 2010 were recognized in accordance with the Percentage of Completion Method and based on the claim consultant’s report on the estimated final value of work done that the Company completed as of March 31, 2010.

The Company has not recorded an allowance for doubtful accounts related to the Dubai project.  The Company has engaged a construction claims consultant to facilitate resolution of the dispute.  The Company and its construction claims consultant, based on a review of the facts, documents, and materials available, believe that the Company has a reasonable opportunity to collect the amounts due to Techwell from the master contractor, less appropriate credits as its final amount due for work performed through September 2009.  The Company, with the assistance of its claims consultant, have been continuously evaluating the dispute and probability of success on this dispute going forward and make the appropriate adjustments; however, no assurance can be given that the dispute will be resolved in the Company’s and Techwell’s favor.  In the report of the claim consultant, there are the high and low estimates for the final total value of work done for the Dubai project. The Company started with the low estimates with prudence and adjusted such amounts with the amounts that the claim consultant’s expressed that there was an excellent opportunity for the Company to be recovered.  Furthermore, as the client of the projects being the joint venture of two reputable Japanese corporations and one Turkish corporation with long operating histories, the Company believes that the possibility of default in payment is considered not likely to occur.  Based on these supporting documents and analysis, the Company believes that the receivables will be collected and no allowance is required.  However, the Company will be required to account for doubtful collection of the receivables related to the Dubai Project in the event it concludes that it is not likely that the Company will be able to collect the receivables.

Techwell Litigation

Pursuant to a Stock Purchase Agreement dated November 7, 2007, the previous shareholders of Techwell Engineering Limited (“Techwell”), Mr. Ng, Chi Sum and Miss Yam, Mei Ling Maria, agreed to sell 100% of the shares in Techwell to the Company for approximately $11.7 million in cash and shares of common stock of the Company. Subsequent to the acquisition, Mr. Ng and Miss Yam were employed by Techwell.

On January 14, 2009, the board of directors of Techwell passed a board resolution, to dismiss both Mr. Ng and Miss Yam with immediate effect and remove Mr. Ng from the board of Techwell (the “Resolution”).   On January 16, 2009, Mr. Ng and Miss Yam filed a lawsuit in the High Court of Hong Kong against the Company and its subsidiary, Full Art International Limited.  The lawsuit alleges that, inter alia, (i) the Company misrepresented to them the financial status of the Company and its operations during the course the negotiations of the Techwell acquisition; (ii) the Company failed to perform its obligations under a settlement agreement alleged to have been agreed to by the Company in January 2009; and (iii) the dismissal of Mr. Ng was unlawful and invalid.  The lawsuit filed by Mr. Ng and Miss Yam requests the court for specific performance of the settlement agreement that was allegedly entered into, which would require the return of the Techwell company to Mr. Ng and Miss Yam, and in the absence of such grant of relief, Mr. Ng and Miss Yam request unspecified damages in lieu of return of the Techwell company.

On January 23, 2009 an ex-parte injunction order was granted to Mr. Ng, restraining the Company from implementing the Resolution, which was eventually dismissed with immediate effect on February 25, 2009 after a court session in the High Court of Hong Kong. Mr. Ng was also ordered to bear the costs of the various court proceedings in connection with the injunction order. On March 27, 2009, Mr. Ng and Miss Yam filed a summons in the High Court of Hong Kong seeking a court order for leave to join the Company’s principal shareholder, KGE Group Limited, as a defendant in the lawsuit, which was granted on April 9, 2009.  As a result, KGE Group Limited became one of the defendants of the lawsuit. On May 12, 2009, the Company filed a Defense and Counterclaim at the High Court of Hong Kong in response to a Statement of Claim served by Mr. Ng and Miss Yam on the Company on April 7, 2009.

As of the date of this report, the Company, Mr. Ng, and Miss Yam are in discussions and negotiations to settle all disputes between the parties.  However, there is no guarantee that the parties will reach an agreement to settle the dispute, in which case the Company intends to vigorously defend itself against the lawsuit.  There can be no assurance that the lawsuit will be resolved in the Company’s favor.  Even if the Company successfully defends the lawsuit, the Company may incur substantial costs defending or settling the lawsuit, in addition to a possible diversion of the time and attention of the Company’s management away from its business.  If the Company is unsuccessful in defending the lawsuit, its may be required to pay a significant amount of damages and/or it may potentially lose ownership of Techwell, which will have a material adverse effect on the Company’s business, financial condition or results of operations.  In the event we lose ownership of Techwell, we will lose the approximately $17.3 million of profit contribution since the acquisition of Techwell.

Results of Operations

The following table sets forth statements of operations for the three months ended March 31, 2010 and 2009 in U.S. dollars (unaudited):

	For Three Months Ended March 31,
	2010	2009
	(in thousands, except for share and per share amounts)
Contract revenues earned	$11,472	$36,343

Cost of contract revenues earned	(9,144)	(28,162)

Gross profit	$2,328	$8,181

Selling, general and administrative expenses	(4,223)	(5,951)

Income from operations	$(1,895)	$2,230

Interest income	2	4

Interest expenses	(1,626)	(1,312)

Other income	7	22

Income before taxes	$(3,512)	$944

Income tax	9	-

Equity loss and minority interests	(1)	-

Net income (loss)	$(3,520)	$944

Earnings per share:
Basic	$(0.06)	$0.02
Diluted	$(0.06)	$0.02

Weighted average shares outstanding:
Basic	54,729,908	53,256,874
Diluted	54,729,908	53,256,874,

Three Months Ended March 31, 2010 and 2009

Contract revenues earned for the three months ended March 31, 2010 were $11.5 million, a decrease of $24.8 million, or 68%, from the contract revenues earned of $36.3 million for the comparable period in 2009. The primary reason for the decrease in contract revenues earned was due to a decline in the global economy and construction industry, completion of international projects in 2009 such as the Dubai Metro Red Line, Guangdong Science City Headquarter Phase I, and Doha High Rise Office Tower, in addition to our cessation of our international projects.

Cost of contract revenues earned for the three months ended March 31, 2010 was $9.1 million, a decrease of $19.1 million, or 68%, from $28.2 million for the comparable period in 2009. Cost of contract revenues earned consists of the raw materials, labor and other operating costs related to manufacturing. The decrease in costs of contract revenues earned was primarily due to decrease in revenue in earned.  As a percentage of contract revenues, cost of contract revenues was approximately 79.7% for the quarter ended March 31, 2010, as compared to 77.5% for the same period in 2009.  The slight increase in cost of contract revenues as a percentage of revenues was primarily due to increases in raw material, labor and administrative costs in our domestic market of China.

Provisions for estimated losses on uncompleted contracts are charged to cost of contract revenues earned in the period in which such losses are determined. Changes in job performance, job conditions, and estimated profitability, including those arising from contract penalty provisions, and final contract settlements may result in revisions to costs and income and are recognized in the period in which the revisions are determined. Profit incentives are included in revenues when their realization is reasonably assured. An amount equal to contract costs attributable to claims is included in revenues when realization is probable and the amount can be reliably estimated.

Gross profit for the three months ended March 31, 2010 was $2.3 million, a decrease of $5.9 million, or 72%, from $8.2 million for the comparable period of 2009. Our gross margin for the three months ended March 31, 2010 was 20.3% as compared with 22.5% for the three months ended March 31, 2009. The decrease in gross margin was primarily a result of increases in raw material, labor and administrative costs in our domestic market of China.

Selling, general and administrative expenses were $4.2 million for the three months ended March 31, 2010, a decrease of approximately $1.8 million, or 30%, from approximately $6.0 million for the comparable period in 2009. The decrease was due to decrease in revenue in earned.  Among the selling, general and administrative expenses, payroll and social securities was the single largest expenditure of the group, which accounted for approximately 71.8% of the expenses including 47.6% or $2.0 million being stock compensation expenses granted during the first quarter of 2010. Other major expenses included rental expenses 6.3% and depreciation expenses 4.3%.

Interest expenses and finance expenses were $1.6 million for the three months ended March 31, 2010, an increase of $0.3 million, from approximately $1.3 million for the comparable period in 2009.  The increase was primarily due to the additional interest expense in the first quarter of 2010 related to borrowing by short-term bank loans.

Income tax expenses were $9,575 for the three months ended March 31, 2010 at an effective tax rate of -0.3%, compared with $nil in taxes for the same period of 2009 at an effective tax rate nil%.  The primary reason for the decrease was due to losses incurred by the operations of the Company as still suffering from the effects of the recent international financial crises.

Net loss for the three months ended March 31, 2010 was $3.5 million, a decrease in income of $4.4 million, or 489%, from net profit of $0.9 million for the comparable period in 2009.

Liquidity and Capital Resources

At March 31, 2010, we had cash and cash equivalents of $0.5 million.

Prior to October 17, 2006, we financed our business operations through short-term bank loans, cash provided by operations, and credit provided by suppliers. On October 17, 2006, concurrently with the close of our Share Exchange, we received gross proceeds of $3.7 million in a private placement transaction.   After commissions and expenses, we received net proceeds of approximately $3.1 million.  In October 2007, we completed an initial public offering consisting of 847,550 shares of our common stock. Our sale of common stock, which was sold indirectly by us to the public at a price of $3.50 per share, resulted in net proceeds of approximately $2.0 million.

We have also financed our operations through the issuance of convertible bonds.  On April 12, 2007, we completed a financing transaction pursuant to which we issued the 2007 Bonds in the principal amount of $10 million. The 2007 Bonds bear cash interest at the rate of 6% per annum for the first year after April 12, 2007 and 3% per annum thereafter, of the principal amount of the 2007 Bonds. Each 2007 Bond is convertible at an initial conversion price of $3.50 per share.  At any time after April 12, 2010, holders of the 2007 Bonds can require us to redeem the 2007 Bonds at 126.51% of the principal amount. We are required to redeem any outstanding 2007 Bonds at 150.87% of its principal amount on April 4, 2012.  We also issued 800,000 warrants on April 12, 2007 to purchase an aggregate of 800,000 shares of our common stock, subject to adjustments for stock splits or reorganizations as set forth in the warrant instrument.  The bondholder exercised these warrants in November 2008, and after receipt of $8,000 in exercise proceeds, we issued 800,000 shares of common stock to the bondholder.  Also, in September 2008, $2 million worth of bonds were converted into shares of common stock pursuant to which we issued 571,428 shares of common stock.

On April 15, 2008, we completed a financing transaction pursuant to which we issued the 2008 Bonds in the principal amount of $20.0 million. The 2008 Bonds bear cash interest at the rate of 12% per annum. Interest is payable semi-annually in arrears on April 15 and October 15 of each year (each an “Interest Payment Date”) commencing October 15, 2008. On any Interest Payment Date on or after April 15, 2010, the holders of the Bonds can require us to redeem the Bonds at 116.61% of the principal amount. We are required to redeem any outstanding Bonds at 116.61% of its principal amount on April 15, 2011. We also issued 300,000 warrants in connection with the 2008 Bonds on April 15, 2008 to purchase an aggregate of 300,000 shares of our common stock, subject to adjustments for stock splits or reorganizations as set forth in the warrant instrument. On February 24, 2010, we entered into the Waiver Agreement with the holders of our 2007 Bonds and 2008 Bonds and 2008 Warrants.  Pursuant to the Waiver Agreement, we agreed to pay the bondholders the interest in arrears owed on the Bonds as of March 31, 2010 in two equal payments on March 31, 2010 and May 31, 2010 of approximately $1.26 million each and to pay 100% of the interest payments on the Bonds that becomes due in April 2010 to be paid on April 15, 2010 of approximately $1.32 million, for aggregate payments of approximately $3.84 million. We also agreed to repay the principal and all accrued interest that we owe to ABN AMRO Bank (China) Co., Ltd., Shenzhen Branch (the “Overdraft Lender”) under an Overdraft Facility letter in three equal separate installments. The total amount owed to the Overdraft Lender is equal to approximately $4.91 million. The first installment is due no later than March 31, 2010, the second installment is due on April 30, 2010 and the third installment is due on May 31, 2010. We also agreed that we will not repay or prepay any debt prior to its currently scheduled due date until we make all of the payments specified in the Waiver Agreement and the Bonds have been redeemed in full and that any new indebtedness incurred by us for the purpose of repaying the Overdraft Facility will (i) not exceed the outstanding amount due and payable under the Overdraft Facility and (ii) be subordinated to all amount owed under the Bonds. By the time of this report, the Company has honored the payments as scheduled under the Waiver Agreement.

If we are required to repurchase all or a portion of the outstanding amount of $28.0 million in bonds and we do not have sufficient cash to make the repurchase, we will be required to obtain third party financing to do so, and there can be no assurances that we will be able to secure financing in a timely manner and on favorable terms, which could have a material adverse effect on our financial performance, results of operations and stock price.

In October 2006, we opened a line of credit facility with the Zhuhai branch of Bank of East Asia for up to a maximum of RMB20,000,000. The credit facility does not require renewal until October 2011. In order to facilitate the extension of the credit facility, we agreed to deposit the equivalent amount in HKD on fixed deposit terms into the Hong Kong branch of Bank of East Asia. This facility is subject to a current interest rate of 5.508% and interest rate adjusts every 6 months. We did not have any amount outstanding as of March 31, 2010.

Our subsidiary, Zhuhai King Glass Engineering Co., Limited, borrowed from Bank of East Asia with a condominium as collateral. This facility, which is due October 25, 2011, is subject to a current interest rate of 5.508% and interest rate adjusts every 6 months. The Company did not have any outstanding as of March 31, 2010.

Full Art International Limited incurred an automobile capital lease obligation due November 09, 2012 that had an outstanding amount of $166,865 as of March 31, 2010.

On February 19, 2008, we and Techwell Engineering Limited were granted a bond facility by the Hong Kong Branch of ABN AMRO Bank N.V. The facility amount was $10,000,000, at a tenor of up to one year with 2% flat interest rate on the issued amount of bonds such as bank guarantees, performance bonds, advanced payment bonds and standby letters of credit. ABN AMRO required guarantees as follows: (i) an irrevocable and unconditional guarantee executed by Zhuhai King Glass Engineering Co. Limited and (ii) share charge over the shares of us for a minimum value of $5,000,000 or equivalent, executed by KGE Group Limited. On May 2, 2008, the facility was increased to $12,000,000 with additional cash collateral of $2,000,000, which is also the total amount of cash collateral for the facility. All cash collateral was then fully used to off-set a portion of the calling of the bonds for projects in Dubai by the beneficiary. As of March 31, 2010, the facility is fully utilized.

On March 28, 2008, we, Full Art and Techwell Engineering Limited were granted a bonding facility by the Hong Kong Branch of HSBC. The facility amount was $10,000,000, at a tenor of up to one year with 1% flat interest rate on the issued amount of bonds such as bank guarantees, performance bonds, advanced payment bonds and standby letters of credit. HSBC required guarantees as follows: (i) an unlimited guarantee among China Architectural Engineering, Inc., Full Art International Limited and Techwell Engineering Limited; and (ii) an “all monies” securities deposits with 15% margin. On August 18, 2008, the facility was increased to $20,000,000 with additional cash collateral of $1,500,000 that increased the total amount of cash collateral to $3,000,000. In September 2009, $2,818,440 of the cash collateral was used to off-set of the calling of the bonds for projects in Dubai by the beneficiary. As of March 31, 2010, we have utilized $1.8 million of the facility.

On July 19, 2008, Zhuhai King Glass Engineering Co., Ltd. (“Zhuhai KGE”), our wholly-owned subsidiary was granted a Bank Accepted Draft facility by the Shenzhen Branch of ABN AMRO Bank N.V. The facility amount is RMB70,000,000 (US$10,218,978).  On September 30, 2009, the facility was amended to allow Open Account Financing – Accounts Receivable against invoices from acceptable buyers up to RMB21,000,000 and Open Account Financing and Overdraft in Current Account up to RMB16,800,000.  ABN AMRO requires irrevocable and unconditional guarantee from us and cash collateral of 20% of bank’s acceptance bill issued and Open Account Financing.  As of March 31, 2010, Zhuhai KGE utilized RMB nil (US$nil million) of Bank Accepted Draft and RMB 22.1 million (US$3.2 million) of Overdr aft in Current Account.

In September 2009, the beneficiary of a performance bond and advance payment bonds for the projects in Dubai demanded the drawing of approximately $9.4 million in total from the two issuing banks, ABN AMRO Bank NV and HSBC. The calling of the bonds was based on the beneficiary’s belief that it had paid in excess of the construction work performed. We do not believe that the beneficiary had the proper basis for calling the bonds and intend to vigorously defend all of their rights and remedies related to the dispute. As of March 31, 2010, after an offset against collateral accounts that we held with the banks, there was approximately $4.5 million in a shortfall amount due to ABN AMRO Bank NV by us that was not paid off.  Such amount is currently outstanding as the temporary loan from the bank at the interest rate at the bank’s cost of funds plus 6%.

Working capital management, including prompt and diligent billing and collection, is an important factor in our results of operations and liquidity. When we are awarded construction project, we work according to the percentage-of-completion method which matches the revenue streams with the relevant cost of construction based on the percentage-of-completion of project as determined based on certain criteria, such as, among other things, actual cost of raw material used compared to the total budgeted cost of raw material and work certified by customers. There is no guarantee that the cash inflow from these contracts is being accounted for in parallel with the cash outflow being incurred in the performance of such contract. In addition, a construction project is usually deemed to be completed once we prepare a final project account, the account is agreed upon by our customers, and all amounts related to the contract must be settled according to the account within three months to a year from the customer’s agreement on the final project account. As there may be different time intervals to reach a consensus on the amount as being accounted for in the projects before the project finalization account is being mutually agreed by each other. We experience an average accounts settlement period ranging from three months to as high as one year from the time we provide services to the time we receive payment from our customers. Below is a summary of typical steps in our processing of accounts:

•	It takes approximately one month for our client to collect the payment application from contractors for the contract work completed.

•
Thereafter, it takes approximately one to two months for the verification, agreement and certification of work completed, with timing to largely depend on whether there is disagreement in the calculation of certified value between the parties.

•	Moreover, if it is the case that the application is to finalize the project account, it may take up to three months.

•	Additionally, in the event that the client is not the owner of the project, it normally requires an additional one to two months for processing and obtaining the funds from the owner.

•	One to two months the client to pay the contractors.

In contrast to collection times, we typically need to place certain deposit with our suppliers on a portion of the purchase price in advance and for some suppliers we must maintain a deposit for future orders. We attempt to maintain a credit policy of receiving certain amounts of deposit from customers before we begin a new project.

We experienced revenue of $11.4 million for the three months ended March 31, 2010 compared to revenue of $36.3 million for the same period in 2009. Construction contract related receivables, including contract receivables and costs and earnings in excess of billings as of March 31, 2010 were $98.5 million, an increase of $1.2 million over construction related receivables of $97.3 million as of March 31, 2009. The increase reflected the holding of payment by the customer for our project in Dubai.  In addition, because the collection period typically runs from two months to one year, the increase in such receivables reflects the long collection period.  In addition, our payment cycle is considerably shorter than our receivable cycle, since we typically pay our suppliers all or a portion of the purchase price in advance and for some suppliers we must maintain a deposit for future orders.

Among the $88.4 million contract receivables as of March 31, 2010, $11.6 million (13.1%) was outstanding over 365 days and $12.7 million (14.4%) over 730 days, in total of $24.3 million which including $10.6 (12.0%) million of retention money which would only be settled after the retention periods of two or three years. The Company periodically prepares the aging of the receivables information and reviews the balances with consideration of the background of each client for assessing the realizable value of the balances and would make provision when appropriate.  The Company notes that its account receivables that are 365 and 720 days old are primarily related to the Company’s PRC operations, and the payment cycle in the PRC commonly entails a receivable being outstanding for over one to two years before collection.  Such situations are particularly common in the construction market and with the clients from government. Since the Company’s older outstanding receivables are mainly of government projects, the final accounts and payments are required to be processed through a lengthy bureaucratic process in the PRC government. Based on the foregoing, and despite the receivables being outstanding from 365 to 720 days, the Company considers them to be realizable because the Company believes that there is a remote chance that the PRC Government will go into bankruptcy or otherwise refuse to make payment on the receivables. In addition, the Company has the policy of conducting a comprehensive review the aging of account receivables on a regular basis every three months.  Furthermore, the Company has a designated staff member from one of its PRC subsidiaries to remain in constant communication with the Company’s various departments regarding PRC receivables collection status, and allowances for doubtful accounts is made, as necessary, based on the collection status updates. As of March 31, 2010, the contract receivables under aging of 91 to 120 days amounted to $49.4 (55.9%) million including the receivables of the projects in Dubai which were recognized at the end of the year at $42.1 (47.7%) million.

We provide for bad debts principally based upon the aging of accounts receivable, in addition to collectability of specific customer accounts, our history of bad debts, and the general condition of the industry. We effected a direct write off through a $3.7 million provision to the account receivables.  We recorded additional provision for doubtful accounts of $193,752 in the three months ended March 31, 2010.  As of March 31, 2010, our provision for doubtful accounts was $3.1 million, which was 3.4% of our construction contract related receivables of $91.3 million. We believed our current reserve for doubtful accounts is commensurate to cover the associated credit risk in the portfolio of our construction contract related receivables.  Due to the difficulty in assessing future trends, we could be required to further increase our provisions for doubtful accounts.  As our accounts receivable age and become uncollectible our cash flow and results of operations are negatively impacted.

In addition to the foregoing, we had a provision for contracts receivables that was reclassified as “Other receivable” in the amount of approximately $9.9 million that represented account receivables of a subsidiary, Techwell Engineering Ltd. (Techwell).  The receivables were acquired through our acquisition of the Techwell in 2007 and have been outstanding since acquisition.   The receivables are guaranteed by previous shareholders of Techwell if not paid within 24 months of the acquisition.  Accordingly, the provision was made and the receivable amount was transferred to amount due from the shareholders under other receivable balances.

At March 31, 2010, we had no material commitments for capital expenditures other than for those expenditures incurred in the ordinary course of business.  We intend to expend a significant amount of capital to purchase materials and serve as deposits for performance bonds for new projects that we have obtained. Additional capital for this objective may be required that is in excess of our liquidity, requiring us to raise additional capital through an equity offering or secured or unsecured debt financing. The availability of additional capital resources will depend on prevailing market conditions, interest rates, and our existing financial position and results of operations.

Net cash provided by operating activities for the three months ended March 31, 2010 was approximately $6.9 million, as compared to $4.3 million in the same period in 2009. In addition to the decrease in net income (-$4.2 million), the change is primarily due to differences in changes in receivables (-$6.1million), payables ($11.1 million) and the non-cash item of stock compensation ($2.0 million).

Net cash provided by investing activities was approximately $1.0 million for the three months ended March 31, 2010 compared to approximately $1.3 million for the three months ended March 31, 2009. The change was mainly a result of the difference in change of restricted cash.

Net cash used in financing activities was $8.3 million for the three months ended March 31, 2010 compared to $6.6 million for the three months ended March 31, 2009. The increase was primarily due to differences in changes of repayment of short-term loans (-$2.9 million) and repayment of shareholders loan ($4.6 million).

Off-Balance Sheet Arrangements

None.

Critical Accounting Policies and Estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues, expenses and allocated charges during the reporting period. Actual results could differ from those estimates.

We describe our significant accounting policies in Note 2, Summary of Significant Accounting Policies, of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K as of and for the year ended December 31, 2009. We discuss our critical accounting policies and estimates in Management’s Discussion and Analysis of Financial Condition and Results of Operations in our Annual Report on Form 10-K as of and for the year ended December 31, 2009.  Other than as indicated in this quarterly report, there have been no material revisions to the critical accounting policies as filed in our Annual Report for the fiscal year ended December 31, 2009 on Form 10-K as filed with the SEC on March 4, 2010, and as amended by Amendment No.1 on April 30, 2010 and Amendment No.2 on May 14, 2010.

Recent Accounting Pronouncements

See Note 2(t) of the accompanying unaudited interim consolidated financial statements included in this Form 10-Q for a discussion of recent accounting pronouncements.

ITEM 3. QUANTITATIVE AND QUALITATIVE DISCLOSURE ABOUT MARKET RISK

There have been no material changes in market risk from the information provided in Part II, Item 7A “Quantitative and Qualitative Disclosures About Market Risk” in our Annual Report for the fiscal year ended December 31, 2009 on Form 10-K as filed with the SEC on March 4, 2010, and as amended by Amendment No.1 on April 30, 2010 and Amendment No.2 on May 14, 2010.

ITEM 4.  CONTROLS AND PROCEDURES

Evaluation of Disclosure Controls and Procedures

Disclosure controls and procedures are controls and other procedures that are designed to ensure that information required to be disclosed by us in the reports that we file or submit under the Securities Exchange Act of 1934 (the “Exchange Act”) is recorded, processed, summarized and reported, within the time periods specified in the Securities and Exchange Commission's rules and forms. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed by us in the reports that we file under the Exchange Act is accumulated and communicated to our management, including our principal executive and financial officers, as appropriate to allow timely decisions regarding required disclosure.

As of the end of the period covered by this Quarterly Report, we conducted an evaluation, under the supervision and with the participation of our Chief Executive Officer and Chief Financial Officer, of our disclosure controls and procedures (as defined in Rule 13a-15(e) of the Exchange Act). Based upon this evaluation, our Chief Executive Officer and Chief Financial Officer concluded that the Company’s disclosure controls and procedures identified certain material weaknesses, as described below, that caused our controls and procedures to be ineffective.  Notwithstanding the existence of the material weaknesses described below, management has concluded that the interim consolidated financial statements in this Form 10-Q fairly present, in all material respects, our financial position, results of operations and cash flows for the periods and dates presented.

These material weaknesses primarily related (i) our restatements that we conducted in May 2010 and (ii) one of our material operating subsidiaries, Techwell Engineering Limited. (“Techwell”) that we acquired in November 2007.

Restatements

In May 2010, we discovered that certain of our previously filed quarterly and annual reports contained errors that required correction and restatement. The errors related to the timing of the interest expense related to the Company’s outstanding $8,000,000 Variable Rate Convertible Bonds due 2012 and $20,000,000 12% Convertible Bonds due 2011 that resulted in overstatements and understatements of the interest expenses related to the bonds during various quarters before the second quarter of 2008. Due to the accounting errors, the interest expense was overstated by approximately $0.3 million, $0.5 million, and $0.7 million for the second, third, and fourth quarters of fiscal year 2007, respectively, for a total overstatement of approximately $1.5 million for fiscal 2007. The interest expense was overstated by approximately $0.1 million in the first quarter of 2008 and all the overstatements, approximately $1.6 million, were reversed in the second quarter of 2008. For the year ended December 31, 2009, there was an overstatement of the interest expense of $8,000 in the second quarter and an understatement of $6,000 during the third quarter, for a total of overstatement of $2,000 for fiscal year 2009. The net bonds payable amounts were presented correctly in the Company’s financial statements as of December 31, 2008 and 2009, and it was only the components of the Convertible Bonds that were restated, while the net payable amounts as of December 31, 2007 was stated with correction of errors.

Additionally, a correction was needed for the addition of an equity compensation charge in the amount of $4,976 related to a portion of options granted in October 2009 that the Company inadvertently omitted in the original Form 10-K filing. Together with the overstatement of interest expenses of $2,000, the loss for the year ended December 31, 2009 was understated by 2,983 and the retained earnings as of December 31, 2009 was overstated by 2,983. Additionally, $1.5 million of consolidation exchange loss resulted from the intercompany investments elimination was incorrectly included in the additional paid in capital instead of the accumulated comprehensive income presented in the Stockholders’ Statement of Equity and Comprehensive Income for the year ended December 31, 2009.

We believe that the accounting errors were caused by lack of personnel with expertise in US generally accepted accounting principles and SEC rules and regulations, in addition to inadequate staffing and supervision that lead to the untimely identification and resolution of accounting and disclosure matters and failure to perform timely and effective reviews. We intend to take action to remediate these deficiencies going forward.

Techwell

On November 6, 2007, we acquired Techwell and its wholly owned subsidiaries, Techwell Building Systems (Shenzhen) Ltd. in China and Techwell International Ltd. in Macau.  At the time, Techwell was a privately-held company and its financial systems were not designed to facilitate the external financial reporting required of a publicly held company under the Sarbanes-Oxley Act of 2002.  In addition, Techwell’s accounting records were historically maintained using accounting principles generally accepted in the People's Republic of China, its personnel was not fully familiar with accounting principles generally accepted in the United States of America.

A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting such that there is a reasonable possibility that a material misstatement of the annual or interim financial statements will not be prevented or detected in a timely basis.  We identified the following material weaknesses:

1.
Techwell lacked the technical expertise and processes to ensure compliance with our policies and did not maintain adequate controls with respect to (a) timely updating engineering budget and analysis, (b) coordination and communication between Corporate Accounting and Engineering Staffs, and (c) timely review and analysis of corporate journals recorded in the consolidation process.

2.
Techwell did not maintain a sufficient complement of personnel with an appropriate knowledge and skill to comply with our specific engineering financial accounting and reporting requirements and low materiality thresholds.  This was evidenced by a number of documents missing or not matching with the records and contributed to the adjustment of financial results.  As evidenced by the significant number and magnitude of out-of-period adjustments identified from Techwell during the period-end closing process, management has concluded that the controls over the period-end financial reporting process were not operating effectively. Specifically, controls were not effective to ensure that significant accounting estimates and other adjustments were appropriately reviewed, analyzed, and monitored on a timely basis.

3.
Techwell did not comply with our authorization policy. This was evidenced by a number of expenses incurred without appropriate authorization. This material weakness resulted in an unauthorized and significant increase of expenses, which significantly impacted our operating results.

Remediation Efforts

We are in the process of developing and implementing remediation plans to address our material weaknesses.

Restatements

We have taken and intend to take the following actions to address the material weaknesses and improve our internal controls over financial reporting:

1.
We are seeking to improve supervision, education, and training of our accounting staff. We are also considering to engage third-party financial consultants to review and analyze our financial statements and assist us in improving our reporting of financial information.

2
Management intends to hire additional personnel with technical knowledge, experience and training in the application of generally accepted accounting principles commensurate with our financial reporting and U.S. GAAP requirements.

3.
We will continue to monitor the effectiveness of these improvements. We are also considering to work with outside consultants in assessing and improving our internal controls and procedures when necessary.

4.	An internal SOX 404 task force is being setting up in order to help the company strengthening its controls and procedures on the financial reporting.

Techwell

One key change for us going forward will be the design and implementation of internal controls over the accounting and oversight of all subsidiaries, including enhanced accounting systems, processes, policies and procedures.  We have taken the following actions to address the material weaknesses and improve our internal controls over financial reporting:

1.
On January 14, 2009, the board of directors of Techwell passed a board resolution to replace management of Techwell.  We have appointed a new general manager to Techwell, as well as three experienced project managers to the Dubai Metro project.

2.
Management has initiated a Sarbanes-Oxley Act of 2002 Section 404 Compliance Assistance Project, which is intended to meet all requirements required by SEC in our company and all of our subsidiaries. We engaged a consulting firm to assist in the set-up of project and our staff thereafter continued with its implementation.

3.	We have established a dedicated and qualified internal control and audit team to implement the policies and procedures to the standard of a US public company.

4.
In June 2009, we reorganized and restructured Techwell’s Corporate Accounting by (a) modifying the reporting structure and establishing clear roles, responsibilities, and accountability, (b) hiring skilled technical accounting personnel to address our accounting and financial reporting requirements, and (c) assessing the technical accounting capabilities in the operating units to ensure the right complement of knowledge, skills, and training.

5.
In 2009, we also reorganized and restructured the budgeting process by (a) centralizing the procurement function to our company to ensure budgets and analyses of Techwell are timely prepared and properly reviewed; (b) implementing new policies and procedures to ensure that appropriate communication and collaboration protocols among our Engineering, Procurement and Corporate Accounting departments; and (c) hiring the necessary technical procurement personnel to support complex procurement activities.    We have hired two experienced technical procurement managers and expect to increase the headcount in the purchase department in the future if necessary.

6.
We strengthened the period-end closing procedures of our operating subsidiaries by (a) requiring all significant estimate transactions to be reviewed by Corporate Accounting, (b) ensuring that account reconciliations and analyses for significant financial statement accounts are reviewed for completeness and accuracy by qualified accounting personnel, (c) implementing a process that ensures the timely review and approval of complex accounting estimates by qualified accounting personnel and subject matter experts, where appropriate, and (d) developing better monitoring controls at Corporate Accounting and the operating units.

7.
In September 2009, we hired a new Vice President of Finance who was later appointed as our Acting Chief Financial Officer in November 2009.  We believe that the addition of this person will assist the strengthening of the controls and procedures of our company.

8.
In December 2009, our Acting Chief Financial Officer lead an extensive review of the controls and procedures of our company and developed a detailed remediation and implementation plan for Sarbanes-Oxley Act of 2002 Section 404 compliance to be carried out starting in 2010, which is currently underway.

We believe that we are taking the steps necessary for remediation of the material weaknesses identified above, and we will continue to monitor the effectiveness of these steps and to make any changes that our management deems appropriate.

Changes in internal control over financial reporting

Based on the evaluation of our management as required by paragraph (d) of Rule 13a-15 of the Exchange Act, we believe that there were no changes in our internal control over financial reporting that occurred during the first quarter of 2010 that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting, other than as described above under “Remediation Efforts.”

PART II-OTHER INFORMATION

ITEM 1.          LEGAL PROCEEDINGS

See Note 12(b) of the accompanying unaudited interim consolidated financial statements included in this Form 10-Q for a discussion of our current legal proceedings.

ITEM 1A.       RISK FACTORS

Any investment in our common stock involves a high degree of risk. Investors should carefully consider the risks described below and all of the information contained in our public filings before deciding whether to purchase our common stock. Except as set forth below, there have been no material revisions to the “Risk Factors” as filed in our Annual Report for the fiscal year ended December 31, 2009 on Form 10-K, as filed with the Securities and Exchange Commission on March 4, 2010, and as amended by Amendment No.1 on April 30, 2010 and Amendment No.2 on May 14, 2010.

The restatement of certain of our historical consolidated financial statements may have an adverse effect on us.

In May 2010, our management concluded that our consolidated audited financial statements for the years ended December 31, 2009, 2008 and 2007 and our consolidated unaudited interim financial statements for the periods ended June 30, 2007, September 30, 2007, March 31, 2008 and June 30, 2008 needed to be restated and should not be relied upon.  For a more detailed discussion of the restatements, amendments and their underlying circumstances, please refer to the Explanatory Note at the beginning of our Annual Report on Form 10-K/A for the year ended December 31, 2009 (the “Amended 2008 Form 10-K”) and Note 1 of the Notes to the consolidated financial statements included in the Amended 2009 Form 10-K.  As a result of the restatements, the Company may become subject to a number of significant risks, which could have an adverse effect on its business, financial condition and results of operations, including potential civil litigation (including stockholder class action lawsuits and derivative claims made on behalf of the Company), and regulatory proceedings or actions, the defense of which may require significant management attention and significant legal expense and which litigation, proceedings or actions, if decided against us, could require us to pay substantial judgments, settlements or other penalties.

We identified material weaknesses in our internal control over financial reporting and concluded that such controls were not effective.  If we fail to maintain effective internal control over financial reporting, we may not be able to accurately report our financial results.  We can provide no assurance that we will at all times in the future be able to report that our internal control is effective.

Because we have reporting obligations under the Exchange Act, we are required to report, among other things, control deficiencies that constitute material weaknesses or changes in internal control that, or that are reasonably likely to, materially affect internal control over financial reporting.  A “material weakness” is a significant deficiency or combination of significant deficiencies that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected.  Based on the restatements to our financial statements referenced above, our management concluded that our system of internal control over financial reporting was not effective as of the three month period ended March 31, 2010, in addition to prior period end dates, which were the cause of our restatements as described above.  Although management does not anticipate making any further restatements to the financial statements for subsequent periods, management believes that our weakness in internal controls continued during such periods.  Management has identified internal control deficiencies which, in management’s judgment, represent material weaknesses in internal control over financial reporting.  The control deficiencies related to controls over the accounting and disclosure for transactions to ensure such transactions were recorded as necessary to permit preparation of financial statements and disclosure in accordance with GAAP. If we fail to comply with the requirements of Section 404 of the Sarbanes-Oxley Act of 2002 or report a material weakness, we might be subject to regulatory sanction and investors may lose confidence in our financial statements, which may be inaccurate if we fail to remedy such material weakness.

ITEM 2.          UNREGISTERED SALES OF EQUITY SECURITIES AND USE OF PROCEEDS

None.

ITEM 3.          DEFAULTS UPON SENIOR SECURITIES

None.

ITEM 4.          REMOVED AND RESERVED

None.

ITEM 5.         OTHER INFORMATION

None.

ITEM 6.         EXHIBITS

31.1	Certification of Chief Executive Officer pursuant to Section 302(a) of the Sarbanes-Oxley Act of 2002
31.2	Certification of Chief Financial Officer pursuant to Section 302(a) of the Sarbanes-Oxley Act of 2002.
32.1	Certification of Chief Executive Officer and Chief Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.*

* This exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CHINA ARCHITECTURAL ENGINEERING, INC. (Registrant)

May 19, 2010	By:	/s/ Luo Ken Yi
Luo Ken Yi
Chief Executive Officer and Chairman of the Board

APPENDIX D

INDEX TO FINANCIAL STATEMENTS

OF

SHANGHAI CONNGAME NETWORK CO., LTD.

 (A DEVELOPMENT STAGE ENTERPRISE)

Shanghai ConnGame Network Co., Ltd.
(A Development Stage Enterprise)
Balance Sheets
As at March 31, 2010 and December 31, 2009
(Stated in US Dollars)

	03/31/2010	12/31/2009
Assets

Current Assets
Cash	$344,729	$563,397
Other receivable	3,306	1,463
Advance to suppliers	330,887	-
Prepaid expenses	45,503	44,179
Total current assets	724,425	609,039
Non-current Assets
Equipment, net	153,524	41,887
Intangible assets, net	122,588	134,314
Rental deposits	49,735	49,727
Total non-current assets	325,847	225,928

Total Assets	$1,050,272	$834,967

Liabilities

Current liabilities
Short term loan	$-	$1,509,390
Accounts payable	284,988	242,492
Taxes payable	41,335	28,124
Other payable	20,412	1,477
Customer Deposits	46,810	11,701
Total liabilities	393,545	1,793,184

Stockholders' Equity
Registered capital	1,462,822	60,334
Additional paid in capital	877,693	-
Accumulated deficit	(1,683,795)	(1,018,271)
Accumulated other comprehensive income	7	(280)
Total Stockholders' Equity	656,727	(958,217)

Total Liabilities & Stockholders' Equity	$1,050,272	$834,967

See Notes to Financial Statements

Shanghai ConnGame Network Co., Ltd.
(A Development Stage Enterprise)
Income Statements
For the three months ended March 31, 2010 and 2009
(Stated in US Dollars)

	2010	2009

Sales Revenue	$-	$-

Operating expenses:
Research and development	532,692	-
Sales and marketing	10,052	-
General and administrative	118,956	-
Total operating expenses	661,700	-

Operating loss	(661,700)	-

Other income	8,845	-
Interest income	573	-
Total other income	9,418	-

(Loss)/Profit before taxes	(652,282)	-

Provision for income taxes	-	-

Net income/(loss)	$(652,282)	$-

See Notes to Financial Statements

Shanghai ConnGame Network Co., Ltd.
(A Development Stage Enterprise)
Statements of Stockholders’ Equity
For the three months ended March 31, 2010 and December 31, 2009
(Stated in US Dollars)

				Accumulated
		Additional		Other
	Registered	Paid in	Accumulated	Comprehensive
	Capital	Capital	Deficit	Income	Total

Balance at January 1, 2009	$60,334	$-	$(58,946)	$232	$1,620
Net loss			(959,325)		(959,325)
Foreign currency translation adjustment				(512)	(512)
Balance at December 31, 2009	$60,334	$-	$(1,018,271)	$(280)	$(958,217)

Balance at January 1, 2010	$60,334	$-	$(1,018,271)	$(280)	$(958,217)
Increase of Capital	1,402,488	877,693			2,280,181
Net loss			(652,282)		(652,282)
Foreign currency translation adjustment			(13,242)	287	(12,955)
Balance at March 31, 2010	$1,462,822	$877,693	$(1,683,795)	$7	$656,727

See Notes to Financial Statements

Shanghai ConnGame Network Co., Ltd.
(A Development Stage Enterprise)
Statements of Cash Flows
For the three months ended March 31, 2010 and 2009
(Stated in US Dollars)

	2010	2009
Cash Flows from Operating Activities
Net income/(loss)	$(652,282)	$-
Adjustments to reconcile net income to net cash from operations:
Amortization	(4,632)	-
Depreciation	4,446	-
Changes in operating assets and liabilities:
(Increase) in other receivable	(1,843)	-
(Increase) in advance to suppliers	(330,891)	-
(Increase) in prepaid expenses	(1,317)	-
Increase in accounts payable	61,820	-
Increase in tax payable	13,207	-
Increase in other payable	18,935	-
Decrease in accrual liabilities	(19,362)	-
Increase in customer deposits	35,108	-
Cash (used) in operating activities	(876,811)	-

Cash Flows from Investing Activities
Purchases of equipment	(116,078)	-
Cash (used) in investing activities	(116,078)	-

Cash Flows from Financing Activities
Proceeds from increase in common stock and additional paid-in capital	2,280,181	-
Repayment of short term loan	(1,509,390)
Cash sourced in financing activities	770,791	-

Net (decrease) in cash & cash equivalents for the period	(222,098)	-
Effect of exchange rates on cash & cash equivalents	3,430	-
Cash & cash equivalents at beginning of period	563,397	1,620
Cash & cash equivalents at end of period	344,729	1,620

Supplementary information
Interest received	573	-

See Notes to Financial Statements

Shanghai ConnGame Network Co., Ltd.
(A Development Stage Enterprise)
Notes to Financial Statements
For the three months ended March 31, 2010
(Stated in US Dollars)

1.	The Company and Principal Business Activities

Shanghai ConnGame Network Co., Ltd. was incorporated on July, 22, 2004 in the city of Shanghai in the People’s Republic of China (the “PRC”).  The Company is currently domiciled in Shanghai.  For accounting purposes the Company is considered a development stage enterprise because it has not generated any significant revenue.  The Company is authorized by the PRC government to engage in the following type of business activities: sales of electronic products, computer hardware, software, network systems, technology development, technical consultation, and technical services.  The Company began development of new software gaming engines and online gaming products to be sold in the PRC in 2009.  The Company has planned to begin alpha, and subsequent beta testing of its current products in 2010.   If beta testing proves to be successful, the Company will launch its products for general sale shortly thereafter.

Appraisal

The Company hired an independent appraiser to prepare a valuation of the Company so that in the event the Company attracts new outside investors or an acquirer, it would have a basis for negotiating a fair market value to conduct either a financing or sales transaction.  The Appraisal was conducted by Shanghai Xinda Asset Appraisal Co., Ltd. (“Appraiser”).  According to the Appraiser, the fair market value of the Company on January 15, 2010, was approximately $52 million (RMB 357 million).  The Appraiser used a discounted cash flow model to determine the valuation.  The Appraiser used a discount rate of 35% per annum.  According to the appraisal report there will be a undiscounted net cash outflow of approximately $4 million (RMB 30 million) for 2010.  For the years 2011, 2012, and 2013, the expected undiscounted net cash inflows will be approximately $35 million (RMB 236 million), $49 million (RMB 334 million), and $48 million (RMB 327 million), respectively.

2.	Summary of Significant Accounting Policies

(A)	Method of Accounting

The Company maintains its general ledger and journals with the accrual method accounting for financial reporting purposes. The financial statements and notes are representations of management. Accounting policies adopted by the Company conform to generally accepted accounting principles in the United States of America and have been consistently applied in the presentation of financial statements.

(B)	Use of Estimates

In the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets, liabilities, and disclosures of contingent assets and liabilities at the dates of the financial statements, as well as the reported amounts of revenues and expenses during the reporting years.  These accounts and estimates include, but are not limited to, the valuation of accounts receivable, inventories, and the estimation on useful lives of property, plant and equipment.  Actual results could differ from those estimates.

(C)	Cash and Cash Equivalent

Cash and cash equivalents are carried at cost and represent cash on hand, demand deposits placed with banks or other financial institutions with original maturities of three months or less as cash equivalents.

Shanghai ConnGame Network Co., Ltd.
(A Development Stage Enterprise)
Notes to Financial Statements
For the three months ended March 31, 2010
(Stated in US Dollars)

(D)	Equipment

Equipment is stated at cost.  Repairs and maintenance to these assets are charged to expense as incurred; major improvements enhancing the function and/or useful life are capitalized.  When items are sold or retired, the related cost and accumulated depreciation are removed from the accounts and any gains or losses arising from such transactions are recognized.

Equipment is depreciated using the straight-line method over their estimated useful life with a 5% salvage value.  The estimated useful life of the equipment is 3 years.

(E)	Comprehensive Income

In accordance with SFAS No. 130, “Reporting Comprehensive Income”, comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners.  Among other disclosures, all items that are required to be recognized under current accounting standards as components of comprehensive income are required to be reported in a financial statement that is presented with the same prominence as other financial statements. The Company’s current components of other comprehensive income are unrealized gain or loss in investment and the foreign currency translation adjustment.

(F)	Recognition of Revenue

Revenue is recognized when persuasive evidence of an arrangement exists, delivery has occurred, the fee is fixed or determinable, and collectibility is probable.

(G)	Cost of Revenue

Cost of revenue includes distribution costs for products sold and programs licensed, operating costs related to product support service centers, costs incurred to support and maintain Internet-based products and services, costs associated with the delivery of consulting services, and the amortization of capitalized research and development costs associated with software products that have reached technological feasibility. Capitalized research and development costs are amortized over the estimated lives of the products.

(H)	Research and Development

We account for research and development costs in accordance with applicable accounting pronouncements, including SFAS No. 2, Accounting for Research and Development Costs, and SFAS No. 86,  Accounting for the Costs of Computer Software to be Sold, Leased, or Otherwise Marketed . SFAS No. 86 specifies that costs incurred internally in researching and developing a computer software product should be charged to expense until technological feasibility has been established for the product. Once technological feasibility is established, all software costs should be capitalized until the product is available for general release to customers. Judgment is required in determining when technological feasibility of a product is established. We have determined that technological feasibility for our software products is reached after all high-risk development issues have been resolved through coding and testing. Generally, this occurs shortly before the products are released to manufacturing. The amortization of these costs is included in cost of revenue over the estimated life of the products.

Shanghai ConnGame Network Co., Ltd.
(A Development Stage Enterprise)
Notes to Financial Statements
For the three months ended March 31, 2010
(Stated in US Dollars)

(I)	General & Administrative Expenses

General and administrative expenses comprised of executive compensation, general overhead such as the finance department and administrative staff, rent expense, meals and entertainment.

(J)	Income Tax

The Company uses the accrual method of accounting to determine and report its taxable reduction of income taxes for the year in which they are available. In accordance with SFAS No. 109 “Accounting for Income Taxes”, the Company accounts for income tax using an asset and liability approach and allows for recognition of deferred tax benefits in future years. Under the asset and liability approach, deferred taxes are provided for the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is provided for deferred tax assets if it is more likely than not that such items will either expire before the Company is able to realize their benefits, or that future realization is uncertain.

(K)	Foreign Currency Translation

The Company maintains its financial statements in the functional currency, which is the Renminbi (RMB).  Monetary assets and liabilities denominated in currencies other than the functional currency are translated into the functional currency at rates of exchange prevailing at the balance sheet dates.  Transactions denominated in currencies other than the functional currency are translated into the functional currency at the exchanges rates prevailing at the dates of the transaction.  Exchange gains or losses arising from foreign currency transactions are included in the determination of net income for the respective periods.

For financial reporting purposes, the financial statements of the Company, which are prepared using the functional currency, have been translated into United States dollars.  Assets and liabilities are translated at the exchange rates at the balance sheet dates and revenue and expenses are translated at the average exchange rates and stockholders’ equity is translated at historical exchange rates.  Translation adjustments are not included in determining net income but are included in foreign exchange adjustment to other comprehensive income, a component of stockholders’ equity.

Exchange Rates	3/31/2010
Period end RMB : USD	6.83603
Average period RMB : USD	6.83610

(L)	Recent Accounting Pronouncements

In May 2009, the FASB issued SFAS No. 165, "Subsequent Events" ("SFAS 165"). SFAS 165 is intended to establish general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. It requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for that date, that is, whether that date represents the date the financial statements were issued or were available to be issued. SFAS 165 is effective for interim or annual financial periods ending after June 15, 2009.

In June 2009, FASB issued FASB Statement No. 166, Accounting for Transfers for Financial Assets and FASB Statement No. 167, a revision to FASB Interpretation No. 46 (Revised December 2003), Consolidation of Variable Interest Entities.

Statement 166 is a revision to FASB Statement No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, and will require more information about transfers of financial assets, including securitization transactions, and where entities have continuing exposure to the risks related to transferred financial assets. It eliminates the concept of a “qualifying special-purpose entity,” changes the requirements for derecognizing financial assets, and requires additional disclosures.

Shanghai ConnGame Network Co., Ltd.
(A Development Stage Enterprise)
Notes to Financial Statements
For the three months ended March 31, 2010
(Stated in US Dollars)

Statement 167 is a revision to FASB Interpretation No. 46 (Revised December 2003), Consolidation of Variable Interest Entities, and changes how a reporting entity determines when an entity that is insufficiently capitalized or is not controlled through voting (or similar rights) should be consolidated. The determination of whether a reporting entity is required to consolidate another entity is based on, among other things, the other entity’s purpose and design and the reporting entity’s ability to direct the activities of the other entity that most significantly impact the other entity’s economic performance.

On July 1, 2009, FASB issued FASB Statement No. 168, The “FASB Accounting Standards Codification” and the Hierarchy of Generally Accepted Accounting Principles.  The ASC has become the source of authoritative US GAAP recognized by the FASB to be applied by nongovernmental entities and provides that all such guidance carries an equal level of authority. The ASC is not intended to change or alter existing GAAP. The ASC is effective for interim and annual periods ending after September 15, 2009.

Management is currently considering the impact of these new pronouncements on the Company’s financial statements.

3.	Equipment

March 31, 2010		Accumulated
	Cost	Depreciation	Net
Computer Equipment	161,628	(8,104)	153,524
	$161,628	$(8,104)	$153,524

4.	Intangible Assets

March 31, 2010		Accumulated
	Cost	Amortization	Net
Software License	138,946	(16,358)	122,588
	$138,946	$(16,358)	$122,588

Shanghai ConnGame Network Co., Ltd.
(A Development Stage Enterprise)
Notes to Financial Statements
For the three months ended March 31, 2010
(Stated in US Dollars)

5.	Registered Capital

During this quarter, the Company increased its registered and paid-up capital from RMB 500,000 (USD 60,334)  to RMB 10,000,000 (USD 1,462,822) by subscribing RMB 9,500,000 in cash on January 13, 2010.

6.	Lease Commitments

		Monthly charge	Total future minimum lease payments
			Within 1 year	2-5 years	Total
As of March 31, 2010
Landlord:	Shanghai Garden Lane Jieneng Co., Ltd
Premises:	A2-3001-A2-3024, 3/F, A2 Tower, Garden Lane, Shanghai
Period:	15/12/2009 to 14/12/2012
Management fee:		$2,043	$24,510	$40,849	$65,359
Rent free period:	15/12/2009 to 14/3/2010
Rent:		22,089	220,895	441,791	662,686

Landlord:	Shanghai JiaHua Property Development Co. Ltd
Premises:	Room 502, Tower 6, No 188 , Dong Jiang Wan Road, Shanghai
Period:	10/4/2008 to 30/4/2011
Management fee:		1,027	12,321	1,026	13,347
Rent:		5,205	62,459	5,205	67,664

			320,185	488,871	809,056

The Company has placed rental deposits with Shanghai Garden Lane Jieneng Co., Ltd and Shanghai JiaHua Property Development Co. Ltd in the amounts of $ 48,264 and $1,471.

Shanghai ConnGame Network Co., Ltd.
(A Development Stage Enterprise)
Notes to Financial Statements
For the three months ended March 31, 2010
(Stated in US Dollars)

7.	Off Balance Sheet Arrangement

As of March 31, 2010 there was $1,404,084 (RMB 9,600,000) of capital under the Company’s name invested in Shanghai Boke Information Technology Co. Ltd. (“Boke”).  The investment was made in trust on behalf of Mr. Tang Jun. The Company has agreed to return the shares to Mr. Tang Jun on a future agreed upon date.  It is probable that Boke will become public listed corporation in the PRC.  Mr. Tang Jun is responsible for any fees or potential capital gains tax from the future transfer of the asset back to Mr. Tang Jun.  The Company has no direct benefit or risk for the shares registered in its name.  All risk and related reward of the investment are borne by Mr. Tang Jun.

8.	Economic, Political, and Legal Risks

The Company’s operations in the PRC are subject to special considerations and significant risks not typically associated with companies in North America and Western Europe. These include risks associated with, among others, the economic, political, legal environment, and foreign currency exchange. The Company’s results may be adversely affected by changes in the political and social conditions in the PRC, and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion, restriction on international remittances, and rates and methods of taxation, among other things.

REPORT OF REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM

To:         The Board of Directors and Stockholders of
Shanghai ConnGame Network Co., Ltd.

We have audited the accompanying balance sheets of Shanghai ConnGame Network Co., Ltd. as of December 31, 2009 and 2008, and the related statements of income, stockholders' equity, and cash flows for the years then ended.  These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Shanghai ConnGame Network Co., Ltd. as of December 31, 2009 and 2008, and the results of its operations and its cash flows for each of the years then ended in conformity with accounting principles generally accepted in the United States of America.

South San Francisco, California	Samuel H. Wong & Co., LLP
January 19, 2010	Certified Public Accountants

Shanghai ConnGame Network Co., Ltd.
(A Development Stage Enterprise)
Balance Sheets
As of December 31, 2009 and 2008
(Stated in US Dollars)

	Note	2009	2008
Assets

Current Assets
Cash		$563,397	$1,620
Other receivable		1,463	-
Prepaid expenses		44,179	-
Total current assets		609,039	1,620

Non-current Assets
Equipment, net	3	41,887	-
Intangible assets, net	4	134,314	-
Rental deposits		49,727	-
Total non-current assets		225,928	-

Total Assets		$834,967	$1,620

Liabilities

Current liabilities
Short term loan	5	1,509,390	-
Accounts payable		242,492	-
Payroll taxes payable		28,124	-
Other payable		1,477	-
Deferred revenue	6	11,701	-
Total current liabilities		1,793,184	-

Total Liabilities		1,793,184	-

Stockholders' Equity
Registered capital	7	60,334	60,334
Additional paid in capital		-	-
Accumulated deficit		(1,018,271)	(58,946)
Accumulated other comprehensive income		(280)	232

Total Stockholders' Equity		(958,217)	1,620

Total Liabilities & Stockholders' Equity		$834,967	$1,620

See Notes to Financial Statements

Shanghai ConnGame Network Co., Ltd.
(A Development Stage Enterprise)
Statements of Income
For the years ended December 31, 2009 and 2008
(Stated in US Dollars)

	Note	2009	2008

Sales Revenue		$-	$-

Operating expenses:
Cost of revenue		-	-
Research and development		917,638	-
Sales and marketing		-	-
General and administrative		41,960	-
Total operating expenses		959,598	-

Operating loss		(959,598)	-

Other expenses		(1,462)	-
Interest income		1,735	304
Total other income and expenses		273	304

(Loss)/Profit before taxes		(959,325)	304

Provision for income taxes		-	-

Net income/(loss)		$(959,325)	$304

See Notes to Financial Statements

Shanghai ConnGame Network Co., Ltd.
(A Development Stage Enterprise)
Statement of Stockholders’ Equity
For the years ended December 31, 2009 and 2008
(Stated in US Dollars)

				Accumulated
		Additional		Other
	Registered	Paid in	Accumulated	Comprehensive
	Capital	Capital	Deficit	Income	Total
Balance at January 1, 2008	60,334	-	(59,250)	7,898	8,982

Net profit			304		304
Foreign currency translation adjustment				(7,666)	(7,666)
Balance at December 31, 2008	60,334	-	$(58,946)	$232	$1,620

Balance at January 1, 2009	60,334	-	(58,946)	232	$1,620

Net loss			(959,325)		(959,325)
Foreign currency translation adjustment				(512)	(512)
Balance at December 31, 2009	60,334	-	$(1,018,271)	$(280)	$(958,217)

Comprehensive Income/(Loss)
	2008	2009	Total
Net income/(loss)	304	(959,325)	(959,021)
Foreign currency translation adjustment	(7,666)	(512)	(8,178)
	$(7,362)	$(959,837)	$(967,199)

See Notes to Financial Statements

Shanghai ConnGame Network Co., Ltd.
(A Development Stage Enterprise)
Statements of Cash Flows
For the Years ended December 31, 2009 and 2008
(Stated in US Dollars)

	2009	2008
Cash Flows from Operating Activities
Net income/(loss)	$(959,325)	$304
Adjustments to reconcile net income to net cash from operations:
Amortization	4,632	-
Depreciation	3,657	-
Changes in operating assets and liabilities:
(Increase) in other receivable	(1,463)	-
(Increase) in prepaid expenses	(44,179)	-
Increase in accounts payable	163,034	-
Increase in payroll taxes	28,124	-
Increase in other payable	1,477	-
Increase in deferred revenue	11,701	-
Cash (used) in operating activities	(792,342)	304

Cash Flows from Investing Activities
Purchases of equipment	(41,592)	-
Purchases of intangible assets	(63,440)	-
Payments for deposits	(49,727)	-
Cash (used) in investing activities	(154,759)	-

Cash Flows from Financing Activities
Proceeds from loan	1,509,390	-
Cash sourced in financing activities	1,509,390	-

Net increase in cash & cash equivalents for the year	562,289	304

Effect of exchange rates on cash & cash equivalents	(512)	88

Cash & cash equivalents at beginning of year	1,620	1,228

Cash & cash equivalents at end of year	$563,397	$1,620

Supplementary information
Interest received	1,735	304
Interest paid	-	-
Income taxes paid	-	-
Non cash investing
Purchase of equipment on account	3,952	-
Purchase of software license on account	$75,506	$-

See Notes to Financial Statements

Shanghai ConnGame Network Co., Ltd.
(A Development Stage Enterprise)Notes to Financial Statements
For the Years ended December 31, 2009 and 2008
(Stated in US Dollars)

1.	The Company and Principal Business Activities

Shanghai ConnGame Network Co., Ltd. was incorporated on July, 22, 2004 in the city of Shanghai in the People’s Republic of China (the “PRC”).  The Company is currently domiciled in Shanghai.  For accounting purposes the Company is considered a development stage enterprise because it has not generated any significant revenue.  The Company is authorized by the PRC government to engage in the following type of business activities: sales of electronic products, computer hardware, software, network systems, technology development, technical consultation, and technical services.  The Company began development of new software gaming engines and online gaming products to be sold in the PRC in 2009.  The Company has planned to begin alpha, and subsequent beta testing of its current products in 2010.   If beta testing proves to be successful, the Company will launch its products for general sale shortly thereafter.

All accumulated deficits prior to January 1, 2008 are the result of accumulated general and administrative expenses in order to maintain its status as a registered corporation in the PRC.

Appraisal

The Company hired an independent appraiser to prepare a valuation of the Company so that in the event the Company attracts new outside investors or an acquirer, it would have a basis for negotiating a fair market value to conduct either a financing or sales transaction.  The Appraisal was conducted by Shanghai Xinda Asset Appraisal Co., Ltd. (“Appraiser”).  According to the Appraiser, the fair market value of the Company on January 15, 2010, was approximately $52 million (RMB 357 million).  The Appraiser used a discounted cash flow model to determine the valuation.  The Appraiser used a discount rate of 35% per annum.  According to the appraisal report there will be a undiscounted net cash outflow of approximately $4 million (RMB 30 million) for 2010.  For the years 2011, 2012, and 2013, the expected undiscounted net cash inflows will be approximately $35 million (RMB 236 million), $49 million (RMB 334 million), and $48 million (RMB 327 million), respectively.

2.	Summary of Significant Accounting Policies

(A)	Method of Accounting

The Company maintains its general ledger and journals with the accrual method accounting for financial reporting purposes. The financial statements and notes are representations of management. Accounting policies adopted by the Company conform to generally accepted accounting principles in the United States of America and have been consistently applied in the presentation of financial statements.

(B)	Use of Estimates

In the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets, liabilities, and disclosures of contingent assets and liabilities at the dates of the financial statements, as well as the reported amounts of revenues and expenses during the reporting years.  These accounts and estimates include, but are not limited to, the valuation of accounts receivable, inventories, and the estimation on useful lives of property, plant and equipment.  Actual results could differ from those estimates.

(C)	Cash and Cash Equivalent

Cash and cash equivalents are carried at cost and represent cash on hand, demand deposits placed with banks or other financial institutions with original maturities of three months or less as cash equivalents.

Shanghai ConnGame Network Co., Ltd.
(A Development Stage Enterprise)Notes to Financial Statements
For the Years ended December 31, 2009 and 2008
(Stated in US Dollars)

(D)	Equipment

Equipment is stated at cost.  Repairs and maintenance to these assets are charged to expense as incurred; major improvements enhancing the function and/or useful life are capitalized.  When items are sold or retired, the related cost and accumulated depreciation are removed from the accounts and any gains or losses arising from such transactions are recognized.

Equipment is depreciated using the straight-line method over their estimated useful life with a 5% salvage value.  The estimated useful life of the equipment is 3 years.

(E)	Comprehensive Income

In accordance with SFAS No. 130, “Reporting Comprehensive Income”, comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners.  Among other disclosures, all items that are required to be recognized under current accounting standards as components of comprehensive income are required to be reported in a financial statement that is presented with the same prominence as other financial statements. The Company’s current components of other comprehensive income are unrealized gain or loss in investment and the foreign currency translation adjustment.

(F)	Recognition of Revenue

Revenue is recognized when persuasive evidence of an arrangement exists, delivery has occurred, the fee is fixed or determinable, and collectibility is probable.

(G)	Cost of Revenue

Cost of revenue includes distribution costs for products sold and programs licensed, operating costs related to product support service centers, costs incurred to support and maintain Internet-based products and services, costs associated with the delivery of consulting services, and the amortization of capitalized research and development costs associated with software products that have reached technological feasibility. Capitalized research and development costs are amortized over the estimated lives of the products.

(H)	Research and Development

We account for research and development costs in accordance with applicable accounting pronouncements, including SFAS No. 2, Accounting for Research and Development Costs, and SFAS No. 86,  Accounting for the Costs of Computer Software to be Sold, Leased, or Otherwise Marketed . SFAS No. 86 specifies that costs incurred internally in researching and developing a computer software product should be charged to expense until technological feasibility has been established for the product. Once technological feasibility is established, all software costs should be capitalized until the product is available for general release to customers. Judgment is required in determining when technological feasibility of a product is established. We have determined that technological feasibility for our software products is reached after all high-risk development issues have been resolved through coding and testing. Generally, this occurs shortly before the products are released to manufacturing. The amortization of these costs is included in cost of revenue over the estimated life of the products.

Shanghai ConnGame Network Co., Ltd.
(A Development Stage Enterprise)Notes to Financial Statements
For the Years ended December 31, 2009 and 2008
(Stated in US Dollars)

(I)	General & Administrative Expenses

General and administrative expenses comprised of executive compensation, general overhead such as the finance department and administrative staff, rent expense, meals and entertainment.

(J)	Income Tax

The Company uses the accrual method of accounting to determine and report its taxable reduction of income taxes for the year in which they are available. In accordance with SFAS No. 109 “Accounting for Income Taxes”, the Company accounts for income tax using an asset and liability approach and allows for recognition of deferred tax benefits in future years. Under the asset and liability approach, deferred taxes are provided for the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is provided for deferred tax assets if it is more likely than not that such items will either expire before the Company is able to realize their benefits, or that future realization is uncertain.

(K)	Foreign Currency Translation

The Company maintains its financial statements in the functional currency, which is the Renminbi (RMB).  Monetary assets and liabilities denominated in currencies other than the functional currency are translated into the functional currency at rates of exchange prevailing at the balance sheet dates.  Transactions denominated in currencies other than the functional currency are translated into the functional currency at the exchanges rates prevailing at the dates of the transaction.  Exchange gains or losses arising from foreign currency transactions are included in the determination of net income for the respective periods.

For financial reporting purposes, the financial statements of the Company, which are prepared using the functional currency, have been translated into United States dollars.  Assets and liabilities are translated at the exchange rates at the balance sheet dates and revenue and expenses are translated at the average exchange rates and stockholders’ equity is translated at historical exchange rates.  Translation adjustments are not included in determining net income but are included in foreign exchange adjustment to other comprehensive income, a component of stockholders’ equity.

Exchange Rates	12/31/2009	12/31/2008
Period end RMB : USD	6.83720	6.85420
Average period RMB : USD	6.84088	6.96225

(L)	Recent Accounting Pronouncements

In May 2009, the FASB issued SFAS No. 165, "Subsequent Events" ("SFAS 165"). SFAS 165 is intended to establish general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. It requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for that date, that is, whether that date represents the date the financial statements were issued or were available to be issued. SFAS 165 is effective for interim or annual financial periods ending after June 15, 2009.

In June 2009, FASB issued FASB Statement No. 166, Accounting for Transfers for Financial Assets and FASB Statement No. 167, a revision to FASB Interpretation No. 46 (Revised December 2003), Consolidation of Variable Interest Entities.

Statement 166 is a revision to FASB Statement No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, and will require more information about transfers of financial assets, including securitization transactions, and where entities have continuing exposure to the risks related to transferred financial assets. It eliminates the concept of a “qualifying special-purpose entity,” changes the requirements for derecognizing financial assets, and requires additional disclosures.

Shanghai ConnGame Network Co., Ltd.
(A Development Stage Enterprise)Notes to Financial Statements
For the Years ended December 31, 2009 and 2008
(Stated in US Dollars)

Statement 167 is a revision to FASB Interpretation No. 46 (Revised December 2003), Consolidation of Variable Interest Entities, and changes how a reporting entity determines when an entity that is insufficiently capitalized or is not controlled through voting (or similar rights) should be consolidated. The determination of whether a reporting entity is required to consolidate another entity is based on, among other things, the other entity’s purpose and design and the reporting entity’s ability to direct the activities of the other entity that most significantly impact the other entity’s economic performance.

On July 1, 2009, FASB issued FASB Statement No. 168, The “FASB Accounting Standards Codification” and the Hierarchy of Generally Accepted Accounting Principles.  The ASC has become the source of authoritative US GAAP recognized by the FASB to be applied by nongovernmental entities and provides that all such guidance carries an equal level of authority. The ASC is not intended to change or alter existing GAAP. The ASC is effective for interim and annual periods ending after September 15, 2009.

Management is currently considering the impact of these new pronouncements on the Company’s financial statements.

3.	Equipment

December 31, 2009		Accumulated
	Cost	Depreciation	Net
Computer Equipment	45,544	(3,657)	41,887
	$45,544	$(3,657)	$41,887

December 31, 2008		Accumulated
	Cost	Depreciation	Net
Computer Equipment	-	-	-
	$-	$-	$-
4.	Intangible Assets

December 31, 2009		Accumulated
	Cost	Amortization	Net
Software License	138,946	(4,632)	134,314
	$138,946	$(4,632)	$134,314

December 31, 2008		Accumulated
	Cost	Amortization	Net
Software License	-	-	-
	$-	$-	$-

5.	Short Term Loan

The loan of $1,509,390 to the Company was extended by Mr. Tang Jun.  At December 31, 2009, the loan bore zero interest and was payable on demand. The loan did not securitize by any collateral.  Subsequent to December 31, 2009 the loan was increased, and was later partially repaid, and the outstanding balance was converted to an equity interest.   Refer to Note 8 “Subsequent Events” for further details.

Shanghai ConnGame Network Co., Ltd.
(A Development Stage Enterprise)Notes to Financial Statements
For the Years ended December 31, 2009 and 2008
(Stated in US Dollars)

6.	Deferred Revenue

Deferred revenue of $11,701 represents a ten percent deposit from the Shanghai Brainstorm Culture Communication Co., Ltd. for the development of a defensive driving training simulator to be used by law local enforcement agencies. The Company has not yet delivered the program to it customer.

7.	Registered Capital

	December 31, 2009			December 31, 2008
	Amount			Amount
	USD	RMB	Percentage	USD	RMB	Percentage
Wang Su Ping (王素萍)	$48,267	¥400,000	80.00%	$48,267	¥400,000	80.00%
Zhu Xiao Lan (朱晓岚)	12,067	100,000	20.00%	12,067	100,000	20.00%
	$60,334	¥500,000	100.00%	$60,334	¥500,000	100.00%

8.	Subsequent Events

1.
On December 31, 2009, the Company had outstanding short term loan due to Mr. Tang Jun (唐骏) in the amount of $1,509,390 (RMB 10,320,000).  On January 12, 2010 Mr. Tang Jun increased his loan to the Company in the amount $877,642 (RMB 6,000,000) leading to an outstanding loan balance of $ 2,387,032 (RMB 16,320,000).  The additional loan did not bear any interest, covenants, or collateral requirements.  Subsequently, on January 13, 2010, the Company repaid Mr. Tang Jun $1,345,698 (RMB 9,200,000) leaving an outstanding a balance of $1,041,334 (RMB 7,120,000).  On January 19, 2010, Mr. Tang agreed to convert the remaining outstanding loan balance of $1,041,334 (RMB 7,120,000) to equity and will register this capital with the PRC.  The Company does not believe that it will be subject to any income tax consequences resulting from Mr. Tang converting debt outstanding to him, to registered equity capital.

The loan of $1,509,390to the Company was extended by Mr. Tang Jun.  At December 31, 2009, the loan bore zero interest and was payable on demand. The loan did not securitize by any collateral.  Subsequent to December 31, 2009 the loan was increased, and was later partially repaid, and the outstanding balance was converted to an equity interest.   Refer to Note 8 “Subsequent Events” for further details.

2.
On January 8, 2010, Ms. Wang Su Ping transferred her entire interest in the Company to Mr. Tang Jun.  Her entire interest represented the registered capital amount of $48,627 (RMB 400,000) equaling 80% ownership interest in the Company.

3.
On January 13, 2010, the Company increased its registered capital from $60,334 (RMB 500,000) to $1,449,914 (RMB 10,000,000).  The increase of capital was a result of an investment made by Mr. Tang Jun and Ms. Zhu in the amounts of $1,111,664 (RMB 7,600,000) and $277,916 (RMB 1,900,000), respectively, totaling $1,389,580 (RMB 9,500,000).  As a result of the above capital transactions, Mr. Tang Jun and Ms. Zhu own 80% and 20% ownership interest in the Company, respectively.

Shanghai ConnGame Network Co., Ltd.
(A Development Stage Enterprise)Notes to Financial Statements
For the Years ended December 31, 2009 and 2008
(Stated in US Dollars)

9.	Lease Commitments
		Monthly charge	Total future minimum lease payments
2009			Within 1 year	2-5 years	Total
Landlord:	Shanghai Garden Lane Jieneng Co., Ltd
Premises:	A2-3001-A2-3024, 3/F, A2 Tower, Garden Lane, Shanghai
Period:	15/12/2009 to 14/12/2012
Management fee:		$2,043	$24,510	$46,978	$71,488
Rent free period:	15/12/2009 to 14/3/2010
Rent:		22,089	220,895	508,058	728,953

Landlord:	Shanghai JiaHua Property Development Co. Ltd
Premises:	Room 502, Tower 6, No 188 , Dong Jiang Wan Road, Shanghai
Period:	10/4/2008 to 30/4/2011
Management fee:		1,027	12,321	4,107	16,428
Rent:		5,205	62,459	20,820	83,279

Landlord:	Shanghai JiaHua Property Development Co. Ltd
Premises:	Room 501, Tower A, No 188 , Dong Jiang Wan Road, Shanghai
Period:	16/11/2009 to 31/3/2010
Management fee:		189	566	-	566
Rent:		957	2,869	-	2,869
			323,620	579,963	903,583

2008
Landlord:	Shanghai JiaHua Property Development Co. Ltd
Premises:	Room 502, Tower 6, No 188 , Dong Jiang Wan Road, Shanghai
Period:	10/4/2008 to 30/4/2011
Management fee:		1,027	12,321	16,428	28,749
Rent:		5,205	62,459	83,279	145,737
			$74,780	$99,707	$174,486

The Company has placed rental deposits with Shanghai Garden Lane Jieneng Co., Ltd and Shanghai JiaHua Property Development Co. Ltd in the amounts of $ 48,264 and $1,463.

Shanghai ConnGame Network Co., Ltd.
(A Development Stage Enterprise)Notes to Financial Statements
For the Years ended December 31, 2009 and 2008
(Stated in US Dollars)

10.	Off Balance Sheet Arrangement

As of December 31, 2009 there was $1,404,084 (RMB 9,600,000) of capital under the Company’s name invested in Shanghai Boke Information Technology Co. Ltd. (“Boke”).  The investment was made in trust on behalf of Mr. Tang Jun.  The Company has agreed to return the shares to Mr. Tang Jun on a future agreed upon date.  It is probable that Boke will become public listed corporation in the PRC.  Mr. Tang Jun is responsible for any fees or potential capital gains tax from the future transfer of the asset back to Mr. Tang Jun.  The Company has no direct benefit or risk for the shares registered in its name.  All risk and related reward of the investment are borne by Mr. Tang Jun.

11.	Economic, Political, and Legal Risks

The Company’s operations in the PRC are subject to special considerations and significant risks not typically associated with companies in North America and Western Europe. These include risks associated with, among others, the economic, political, legal environment, and foreign currency exchange. The Company’s results may be adversely affected by changes in the political and social conditions in the PRC, and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion, restriction on international remittances, and rates and methods of taxation, among other things.

Appendix E

Shanghai ConnGame Network Co., Ltd.

Assets Appraisal Report

Shanghai ConnGame Network Co., Ltd.
Appraisal Report of Total Shareholders’Equity

XINDAPINGBAOZI (2010) NO. A003

Shanghai Xinda Assets Appraisal Co., Ltd.
January 17, 2010

Appendixes

List of Files for Review	E-43

Year 2009-2013 ConnGame Budget	E-44

Balance Sheet	E-54

Certified Asset Appraiser’s Statement

1. In this appraisal we abide by the relevant laws and regulations and asset appraisal principles and stayed independent, objective and impartial. Based on the data collected while we conducted the appraisal, we objectively present the appraisal in the report and shall take legal responsibility for the reasonableness of the appraisal conclusion.

2. The involved assets and liabilities of the appraisal subject have been declared and confirmed with signatures and seals by the assigning party and the appraised company (or the property owned party). The assigning party and the relevant parties shall take responsibilities for the genuineness, legality, completeness and proper use of the appraisal report.

3. We do not have existing or expected interest in either the appraised subject or all other relevant parties so we have no bias to them.

4. We have conducted spot inspection on the appraised subject of the report and its assets involved, reviewed with due concern the files on the legal ownership of the subject and the assets involved and honestly disclosed the problems that were found out and requested the assigning party and other relevant parties to obtain the complete property rights so as to satisfy the requirements for issuing the appraisal report.

5. We set forth assumptions and limited conditions for analyses, judgments and conclusions in the report. It is suggested that the report would be used with sufficient consideration of such assumptions, limited conditions, special statement and their impact on the appraisal conclusion.

Abstract

1. Project name: Appraisal report of the total shareholders’ equity of Shanghai ConnGame Network Co., Ltd.

2. The appraisal assigning party: China Architectural Engineering, Inc.

3. The appraised company: Shanghai ConnGame Network Co., Ltd.

4. Purpose of appraisal:
It is intended that China Architectural Engineering, Inc. could get to know the value of the total shareholders’ equity of Shanghai ConnGame Network Technology Co., Ltd through an appraisal over all the assets and liabilities of Shanghai ConnGame Network Co., Ltd. Therefore, this appraisal provides the reference data that China Architectural Engineering, Inc. could take to gain an idea of the value of the total shareholders’ equity of Shanghai ConnGame Network Co., Ltd.

5. Subject and Scope of Appraisal

The appraisal subject is the total shareholders’ equity of Shanghai ConnGame Network Co., Ltd.

The scope is all the assets owned by Shanghai ConnGame Network Co., Ltd.

6. Value type and definition:

The value type of this appraisal is market value.

7. Effective date of appraisal: January 15, 2010

8. Appraisal methodology: Income Method

9. Conclusion:

By method of discounted income, provided that the expected income set forth in this appraisal report and statement be realized, the appraised value of the total shareholders’ equity of Shanghai ConnGame Network Co., Ltd. is RMB 346,377,755.36 yuan whereby as of January 15, 2010, the value of tangible assets is RMB 10,862,738.60 yuan, and the value of intangible assets is RMB 346,377,755.36 yuan.

The validity of this appraisal report is from January 15, 2010 till January 14, 2011.

10. Special issues that might change the appraisal conclusion

Some part of data in this appraisal is from Year 2009 – 2013 ConnGame Budget. Therefore, the precision of the budget shall have a direct impact on the appraisal results.

The above are excerpted from the main text of the report. For more details of the appraisal project and the appraisal conclusion, the asset appraisal report should be read as a whole.

Shanghai ConnGame Network Co., Ltd.

Appraisal Report of Total Shareholders’ Equity
XINDAPINGBAOZI (2010) NO. A003
I. Introduction

As per the request of China Architectural Engineering, Inc., Shanghai Xinda Assets Appraisal Co., Ltd. (“the Appraisal Agency”) accepted the assignment to valuate the market value of ConnGame’s total shareholders’ equity as of January 15, 2010.

II. The Assigning Party and the Appraised Company

1. The Assigning Party

China Architectural Engineering, Inc.

2. The Appraised Company:

Shanghai ConnGame Network Co., Ltd. (“ConnGame”)
Address: Room A230, No. 121, Zhongshan No.1 North Road, Hongkou, Shanghai
Legal Representative: Ms Wang Suping
Registered Capital: RMB 10,000,000
Paid-up Capital: RMB 10,000,000
Enterprise Category: Limited Liability Company (Chinese Funded Joint Venture Company)

Scope of Business: Development of technology, technical consultancy on technology transfer and technical services on electronic products, computer hardware and software, and network systems, and sales of electronic products (Subject to license if required)

ConnGame was jointly founded by Wang Suping and Zhu Xiaolan on July 22, 2004. The contributed amount by Wang Suping and Zhu Xiaolan was RMB 400,000 yuan and RMB 100,000 yuan respectively. The capital contribution was verified by Shanghai Tongcheng Certified Public Accountants Co., Ltd. on July 19, 2004 with the Capital Verification Report of TONGCHENGKUAIYAN NO. [2004]1-3930.

On January 15, 2010, ConnGame applied for the increment of registered capital of RMB 9,500,000 yuan. Before the application was filed, the original stockholders of the company had transferred the shares to the shareholders, Tang Jun and Zhu Xiaolan. Therefore, the equity structure of the company after the increment was changed to:

Name of Shareholders	Percentage of Capital Contribution	Contributed Amount
Tang Jun	80%	8,000,000.00
Zhu Xiaolan	20%	2,000,000.00
Total	100%	10,000,000.00

The above increment of registered capital was verified by Shanghai Tianyi Certified Public Accountants Co., Ltd. on January 13, 2010 with the Capital Verification Report of TIANYIKUAI (NEI) YANZI NO. [2010] 1004 issued on the same day, and obtained the Business License of Registration No. 310114001037737 from Shanghai Administration of Industry and Commerce, Hongkou Branch.

Currently Shanghai ConnGame Network Co., Ltd. has no products in operation yet since it is at its stage of in-house research and development on online games. ConnGame owns the in-house developed online games engine - “Apocalypse” and “Turbo”, and under development are the online game products, “Revolution” (tentative name) and “Warring States” (tentative name).

Company history:

In April 2009, the company launched the “Warring States” project.

In March 2009, the company renamed the “Immortal” game engine as “Apocalypse”.

At the end of 2008, the company launched the “Revolution” project and started to set up the project team.

In mid of 2008, ConnGame set foot in the R & D and operation of online games.

III. Purpose of Appraisal

It is intended that China Architectural Engineering, Inc. could get to know the value of the total shareholders’ equity of Shanghai ConnGame Network Technology Co., Ltd through an appraisal over all the assets and liabilities of Shanghai ConnGame Network Co., Ltd. Therefore, this appraisal provides the reference data that China Architectural Engineering, Inc. could take to gain an idea of the value of the total shareholders’ equity of Shanghai ConnGame Network Co., Ltd.

IV. Subject and Scope of Appraisal

The appraisal subject is the total shareholders’ equity of ConnGame.

V. Value type and definition

The value type of this appraisal is market value. It refers to the value estimated on the effective date of the appraisal and probable to be realized when one certain asset is transacted rationally by a willing buyer and a willing seller.

VI. Effective Date of Appraisal

ConnGame selected January 15, 2010 as the effective date of appraisal. The reasons are:

1.	The effective date is close to the date of the realization of the appraisal purpose so that the appraisal results could effectively serve the appraisal purpose.

2.	The valuation standard of the appraisal is the price standard valid on the effective date of appraisal.

3.	The effective date was agreed by the assigning party.

VII. Basis for Appraisal

(I) Basis for economic behaviors

1. The asset appraisal agreement.

(II) Legal basis

1. “Company Law of the People’s Republic of China” (amended and passed during the 18th Session of the Standing Committee of the 10th National People's Congress of People’s Republic of China on the date of October 27, 2005);

2. “Guide Advice on Value Types of Asset Appraisals (Trial)” (ZHONGPINGXIE (2004) No.134 dated December 30, 2004);

3.  “Principles for Assets Appraisal”;

4. “Advices on Value Types of Asset Appraisal” by China Appraisal Society.

(III) Ownership evidences

1. The capital verification reports;

2. The application form for registration of computer software copyright (the Turbo game development software of ConnGame);

3. The application form for registration of computer software copyright (the Apocalypse game engine).

(IV) Pricing basis

1. The corporate financial data;

2. The reference data, principles and others frequently used for asset appraisal;

3. Information and data of the relevant industries;

4. Other relevant technical information on asset appraisal.

VIII. Appraisal Method

The tangible assets in this appraisal were valuated in accordance with the Shareholders’ Equity section of Balance Sheet as of January 15, 2010, which is worth RMB 10,862,738.60 yuan.

In this appraisal the intangible assets were valuated by method of discounted income.

Appraised value = ΣRt×(1+r)-t

In this formula, each major index is determined as below:

1. Rt: annual income is determined according to sales and financial forecast results.

2. t: years of income (t=11.5/12 for the first year; t=2 for the second year; t=3 for the third year; t=4 for the fourth year)

3. r: discount rate, equal to risk free interest rate + risk premium rate. (As per our business experience, the discount rates for traditional or common industries range from 10% to 15%. However, the online game business belongs to an industry with high risks and high returns. Though the two projects of ConnGame are still under research and development and have not undergone trials in the market yet, we took a thorough look at the risks in technology, market, fund, management and all other aspects and set forth a quite high risk premium rate at 20%. By virtue of this rate, we derived a discount rate of 35% in this appraisal.)

According to “Year 2009-2013 ConnGame Budget” provided by ConnGame:

In 2010, ConnGame’s income shall be RMB 108,795,286.44 yuan. Based on that, we can work out the net cash flows of the year at RMB -29,878,727.96 yuan and derive the discounted cash flows value at RMB -22,412,033.84 yuan.

In 2011, ConnGame’s income shall be RMB 497,961,917.35 yuan. Based on that, we can work out the net cash flows of the year at RMB 236,469,800.76 yuan and derive the discounted value at RMB131,382, 621.30 yuan.

ConnGame’s income in 2012 shall be RMB 677,971,433.17 yuan. It is worked out that the net cash flows in 2011 be RMB 334,376,930.83 yuan and the discounted value be RMB137, 629, 544.73 yuan.

ConnGame’s income in 2013 shall be RMB 664,153,416.12 yuan. It is worked out that the net cash flows of the year be RMB 327,247,042.19 yuan and thus, the discounted cash flows will be RMB 99,777,623.16 yuan.

Based on the above data, we conclude that the total shareholder’s equity of Shanghai ConnGame Network Co., Ltd. is RMB 357,240, 493.96 yuan.

IX. Execution of Appraisal

After this appraisal agency accepted the assignment from China Architectural Engineering, Inc., the appraiser collected relevant industry data, carefully analyzed and compared all the parameters used in the income method, and calculated the appraisal result. Based on the appraisal, we composed the report and statement. Hereunder follows the detailed appraisal process:

1. Acceptance of the assignment: knowing the assigning party’s basic information and request, we clarified the purpose, value type, scope and subject of the appraisal, set the effective date of appraisal and concluded the appraisal agreement. Moreover, we selected appraisal team members and drafted the appraisal plan.

2. Inspection of assets: we instructed the assets owner to go through their assets, fill the declaration form for assets appraisal and provide the required property certificates and financial documents, and other necessary evidences. The appraising staff clarified the specific scope and subject of the appraisal, collected necessary data and record the on-spot jobs when reviewing the provided documents and the status of the subject assets, verifying the assets ownership, conducting on-spot inspection and technical appraisal.

3. Estimation of appraisal: after laying out the appraisal approach and methods, we launched a market survey and obtained enquiry data and other necessary information. Then estimation was made on separate items, and working papers on such items were completed.

4. Consolidation of appraisal results: we made the appraisal conclusion by analyzing, verifying and consolidating the evidences on which the estimation results on separate items relied. Based on an overall recheck, we composed and compiled the appraisal report, statement and list, and combined the working papers of appraisal. With the advice of the assigning party being heard and three levels of reviews being done by Project Leader, Chief Appraiser and the agency head, the appraisal report was officially delivered to the assigning party.

X. Assumptions for Appraisal

(I) It is assumed that the business shall keep going (or operating);

(II) It is assumed that there be a stable macro economic environment;

(III) No consideration has been taken into account with respect to the impacts of inflation on the appraisal results;

(IV) It is assumed that the interest rate and the foreign exchange rate stay at the present level and without material changes.

XI. Conclusion

Provided that the anticipated income set forth in this appraisal report and statement be realized, we adopted the discounted income method and concluded that the total shareholders’ equity of Shanghai ConnGame Network Technology Co., Ltd is RMB357, 240,493.96 yuan.

As of January 15, 2010, the value of the equity of Shanghai ConnGame Network Technology Co., Ltd = value of tangible assets + value of intangible assets (including the patented technologies, the non-patented technologies etc.).

XII. Special Statement

1. The appraisal agency and staff shall not assume any responsibility arising of flaws, which may change the appraised value of assets, if the assigning party and the assets owners made no specific statements on such flaws and in the mean time, it is out of the appraisal staff’s professional experience to figure out and collect data on them.

2. No investigation was made as to the genuineness of the relevant ownership documents provided by the assigning party or as to any liens or encumbrances so the appraisal agency assumes no responsibility for the genuineness of the aforesaid documents.

3. The open market principle was followed to reach the conclusion of this project and determine the prevailing fair market value. By the open market principle, it means that both buyers and sellers have sufficient time to gain knowledge, make judgment and negotiate on the subject assets and then decide totally at their own wills rather than are forced to transact.

4. This appraisal has been carried out in an independent, objective and scientific manner. The appraisal staff involved have no bias or financial benefits with respect to the assigning party. They have observed the codes of conduct and executed an impartial appraisal.

5. Currently popular 2.5D online games in the market have a normal economic life of five to six years. As to ConnGame’s two games, we made cautious estimation and set their economic life at four years without taking into account investments and returns related to subsequent projects of the company.

In terms of image display technology, online games prevailing in the current market can be divided into the following three categories:

(1) 2D

2D games are the oldest games. At present, “UO” is widely recognized as the first real 2D online game. By rendering engines of 2D games, game images can be created with the pixel method and presented to players in 2D plane.

The hardware requirements for 2D games are low. Therefore, it is easy to maximize their market share. However, because of the obsolete 2D pixel imaging technology, enormous client capacity and poor game experience have become the huge weakness of 2D games.

2D games currently prevailing in the market include “ZT Online” and “Giant Online” of Giant Interactive invested by Shi Yuzhu and “Fantasy Westward Journey” and “Westward Journey Online II” of NetEase.

(2) 3D

In 3D games, 3D rendering engines are adopted to restore a virtual world in a naturalistic description way so that players immerse themselves in a three-dimensional world with depth of field and heights differences unlike being limited in two-dimensional graphic display. Large-scale promotion of 3D games is subject to upgrading of computer hardware. In Chinese online game market, the first sizable 3D game is “Lineage II” developed by the Korean company NCsoft in 2003 and operated by proxy of NC-SINA

The high hardware requirement is the reason that 3D games have been unable to achieve a maximum share in the Mainland China market.

3D games push their hardware requirements to limits so as to achieve exceptionally outstanding display precision and details. Therefore, to keep launching brand new 3D games can help to propel the enhancement of computer hardware level. When “Lineage II” put on market, it was notorious as “hardware killer” till the second half year of 2004 when nation wide net bars gradually upgraded their hardware to support the game. Moreover, “World of Warcraft” developed by Blizzard Entertainment in 2005 was even worse in pushing many potential players to upgrade their hardware.

In the current market are there 3D games including “Perfect World”, “Chi Bi” and “Zhu Xian” by Perfect World and “World of Warcraft” developed by Blizzard Entertainment and operated in Mainland China by proxy of NetEase.

(3) 2.5D

Compared to the above two categories, 2.5D is a latest technical solution. Simply speaking, 2.5D games use 3D rendering engine to create a quasi-3D game world. Such games are called 2.5D games because usually they remove the height dimension that are not the most essential to most of the game players while reserving the ground drop part. To understand this, we can look at the world we are living now. It is a three-dimension world consisting of length, width and height while maps, transportation vehicles etc. in our sense are planar. We have not been able to move in the three-dimension space till aircraft was invented.

By use of 3D rendering engine, 2.5D games deliver better display precision and game experience to players than 2D games, and the hardware requirements for such games are lower than 3D games. In addition, there are two types of 2.5D games in the market: free view revolving games and view locked games. The difference between the two is that the latter take better care of 3D staggers players than the former.

Note: 3D staggers players suffer dizziness and nausea after playing 3D games for a while, and the physiological reasons are similar to those of carsickness and seasickness. Earlier reports shows that more than 60% of players suffered from minor or severe symptoms of staggers at the first time when they played 3D games.

It is widely recognized that the first domestic 2.5D game in China is “Tian Long Ba Bu” launched by ChangYou.com. Apart from it, this type of games also include “Genghis Khan” by Kylin, “Battle of the Immortals” by Perfect World etc.

What should be noted is that it has been five years since the first 2.5D game in China, ChangYou.com’s “Tian Long Ba Bu”, was launched in the second half year of 2005, and that at the beginning of 2009, ChangYou.com was carved out from SOHU.com and conducted an initial public offering on NASDAQ thanks to the lasting momentum and exceptionally rewarding operation of “Tian Long Ba Bu”.

Hereunder come some relevant data briefly:

Report Third Quarter Fiscal 2009

In the third quarter, there were a total of 910,000 players at maximum simultaneously playing on-line “Tian Long Ba Bu”, “Blade Online” and “Blade Hero 2”, the three MMORPG games of ChangYou, which generated the total revenue of USD 68.7 million.

Beginning of 2009 (prior to IPO)

On-line players of “Tian Long Ba Bu” cracked through the 800,000 mark.

Beginning of 2008

On-line players of “Tian Long Ba Bu” rose from 500,000 to 600,000, and ARPU went up to RMB 199 yuan from 150 yuan.

In the First Quarter of Fiscal 2008, “Tian Long Ba Bu” generated the total revenue of USD 39.8 million.

As the first 2.5D game in the domestic market, its revenues ascended in the first four years and showed no significant drop in the fifth year. Obviously, good quality is one important reason.

By reference to that, we set the life of 2.5D MMORPG games on market as 4 years.

6. Since the two games of ConnGame are still under development and have not undergone trials in the market, we have seriously taken into consideration the risks in all the technology, market, fund and management aspects, set a relatively high risk premium rate and calculated the discount rate at 35%.

XIII. Intended Use

1. The appraisal report is intended for the purpose and usage specified in the report.

2. For the appraisal report as a whole or part being excerpted, quoted or disclosed to public media, the relevant content should be passed on to the appraisal agency for review unless otherwise stipulated in laws and other legal provisions or agreed by the relevant party or parties.

3. The appraisal conclusion shall be valid from January 15, 2010 till January 14, 2011.

XIV. Date of Appraisal Report

January 17, 2010

Shanghai ConnGame Network Co., Ltd.

Business Development

1.	Summary of the business of Shanghai ConnGame Network Co., Ltd.

ConnGame focuses on developing and operating interactive entertainment. The company has two in-house developed game engines, s “Apocalypse” and “Turbo” and owns the intellectual property rights. Based on these two game engines, the company independently developed two different styles of Massively Multiplayer Online Games, the tentatively named “Revolution” and the tentatively named “Warring States”. The company also owns the complete intellectual property rights of these two games. In 2010, these two games will be officially launched in Mainland China and enter into the commercialized operation. Meanwhile, the company will develop the south-east Asia, Europe and American market successively.

The company has the top talents from the interactive entertainment business in and out of China. The key members of the team have profuse experience of R&D and operation. They completely understand the industry of the interactive entertainment. The senior management and the investors are also the leaders of the industry. They have forward-looking strategic vision in the professional area and massive experience on capital operation.

The profit model of the interactive entertainment industry is recognized by most investors. In 2009, the market size of Chinese online games reached USD 4.55 billion, which was 32% of the global market. Looking into the developing trend of the global market of online games, the Chinese market share will increase 5% each year and climb up to 50% mark by 2012. In addition, since this new business model of Chinese online game export emerged in 2006, it had grown rapidly in four years. The business achieved the total revenue of RMB 830 million yuan in 2009, 38.3% more comparing to last year. The quantities and prices of games to be exported will ascend with improvement of creativity and technology. It is anticipated that in the next three years, the game export business will grow at an annual rate of 30%. By 2010, this game business will arrive at a market size of RMB 2 billion yuan (excerpt from “2009 Report of the Industry Development of Chinese Online Game” published on iResearch). ConnGame will focus on the development of the interactive entertainment industry, strengthening its core competence of originality and innovation. One day it shall stand out from the rest.

In the middle of 2008, the company entered into the area of R&D and operation of online games;

At the end of 2008, the project of Revolution was established and the team construction was started;

In March 2009, the game engine “Immortal” was officially renamed as “Apocalypse”;

In April 2009, the project of Warring Sates was established;

In the second quarter of 2010, Warring Sates will be on line and commercialized;

In the third quarter of 2010, Revolution will be on line and commercialized;

2.	The Model and Backbone of Corporate Income

Based on the survey data and income models of the online game industry, we believe the income budget provided by ConnGame follow the general developing rule of the online games industry.

“The Development of the Internet Industry”

As the latest data from CNNIC has shown, the total number of online games users is close to 70,000,000 in 2009. In the next few years, it will continuously increase at a double-digital rate. The demand on online game products will increase massively with the expansion of the market.

In addition, according to this report of CNNIC:

l	The overall dropout rate of the online game industry is relatively low. 46.7% of the total users have over 3 years of game age. Only 29.6% of the users have less than 2 years of game age.

l	39.9% of the users of massive online games spent money while using the online game products.

l	3D is Chinese users’ favorite image form of massive online game. There are 50.5% of the online game users fairly or very like 3D games.

“The Income Models of Online Game Industry”

Average concurrent users (ACU)	The average online users during a certain period of time (day, week, month, year)
Peak concurrent user (PCU)	The peak online users during a certain period of time. In our budget, PCU=ACU×1.6（the number “1.6” is out of industry experience）
Average online time per user (AOTPR)
AOTPR affects the ratio between ACU and PCU. We set AOTPR at five hours (it is out of industry experience and also, the anti-addictive time limit set by PRC General Administration of Press and Publication)

Active user	Users who are active in a certain period of time. It is crucial that users continuously play games online. In our budget, the number of active users is subject to ACU and AOTPR.
Paying user	Number of paying users = number of active users × 20% (according to industry experience)
Average revenue per user (ARPU)	Average fee per paying user
Monthly revenue	Monthly revenue = number of paying user × ARPU

The Scale of ConnGame Target Market

What kind of products are the two ConnGame games, and what are the target market?

Both “Revolution” and “Warring States” are massive online game developed with 3D engine. The target users are players of 18 – 35 years old.

Overall market size	Nearly 70 million users in 2009 (to be used as a record)
Online game factor – leisure/role-playing	70.8% of the users prefer to massive role-playing game 70 million × 70.8% = 49.56 million
Online game factor – 2D/3D	2D:3D=1:1, and 3D games are the future trend, increasing steadily every year. 49.56 million × 50% = 24.78 million
Age factor	80% of the users are aged at 18 – 35 24. 78 million × 70% = 19.82 million

19.82 million target users (still to be expanded)

Revolution	ACU: 110,000 (month)	Active user: 530,000 (month)
Warring States	ACU: 100,000 (month)	Active user: 480,000 (month)

As shown above, it demands around one million ACUs for each of the two ConnGame games to achieve the numbers of active users while there will be 17.35 million users targeted by the games to be launched. The demand is huge.

Spreadsheet of Year 2009 – 2013 Income

We took reference to and analyzed the development of the online game industry and the data in the financial reports of other game companies, and according to the common income model of the industry, the key data in ConnGame Budget such as ACU, PCU, Active User and Paying User are within the reasonable range for the industry. Therefore, the derived revenues are reasonable and predictable.

Estimation of the revenues of August 2010 in “Year 2009 – 2013 ConnGame Budget”, which was made in accordance with “The Income Model of the Online Game Industry”:

ACU	80,000
PCU	128,000（ACU × 1.6）
AOTPR	5 hours
Activity user	384,000（ACU×24 / AOTPR）
Paying user	80,640（Activity User × 21%）
ARPU	RMB 80 yuan
Monthly revenues	RMB 6,451,200 yuan（Paying User × ARPU）

(We randomly picked “Revolution” online data of August 2010 and calculated the revenues. Revenues of other months can be calculated like this, and in the same way we can work out total revenues of quarters and fiscal years.)

Comparison of average net profit margins and gross profit margins in the industry

(Data are take from the financial reports disclosed by the publicly traded companies)

Companies	Gross profit margin	Net profit margin
The9 Limited (2008)	45.70%	20.40%
Perfect World (2008)	87.80%	44.98%
Giant Interactive (2008)	86.30%	69.80%
ChangYou.com (Q3 2009)	93.11%	55.02%
ConnGame (average)	76.57%	42.30%

We selected The9 Limited, Perfect World, Giant Interactive and ChangYou.com and compared the gross margins and the net margin of the four companies with the average margins of ConnGame:

l    ConnGame has the in-house R & D capability and its own management team for operation. Its business mode is the same as Perfect World, Giant Interactive and ChangYou.com. Such companies with in-house developed products enjoy relatively high gross margin and net margin

l    Unlike the others, The9 Limited is just a game agency, which usually has to pay 25 – 35% of its income as commission. Comparatively this type of companies have low margins

l    ChangYou.com’s “Tian Long Ba Bu” (“TLBB”) is one of the games that ConnGame shall rival against. It is noteworthy that ChangYou’s was carved out from SOHU and conducted its initial public offering thanks to TLBB.

References:

SOHU’s Huge Success with TLBB Earnings of USD 39.80 Million in Q1

http://news.duowan.com/0804/73328781542.html

TLBB Peak with 600,000 Users Online

http://news.duowan.com/0804/73386709992.html

3. Estimates of income and market shares

Marketing and sales expenditure

Marketing and sales expenditure policy

Preparation phase	Open trial phase	Steady phase	Final phase
3 – 6 months before open trial	3 months before and after open trial	3 months after open trial	Operated for over two years
Small expenditure	Intensive expenditure	Continuous expenditure	Expenditure necessary for the phase
Small budget	Large budget	5% of monthly revenues as budget	2% of monthly revenues as budget

ConnGame’s marketing and sales expenditure for projects of 2010 – 2013 (provided by ConnGame):
Currency: RMB yuan

Projects	2010	2011	2012	2013
Revolution	11,996,761	10,646,244	12,119,990	9,768,064
Warring States	14,686,685	9,964,846	10,120,481	6,252,180

According to the statistic report of CNNIC, advertisements have attracted users:

Search engine 36.6%	22.68% 22.68% (direct registered users attracted by ads)
Ads with net bars 25.6%
Outdoor ads 14.7%
Magazine and newspaper under control 13.8%

Based on the above data and our industry experience, we can see that marketing communication and marketing expenditure can bring direct registered users at 22.68% through ads and indirect registered users at 77.32%.

CPA cost: 8 yuan (according to the data from alimama.com)

http://www.alimama.com/membersvc/campaign/campaign_index.htm

(Regarding alimama.com: it is a brand new internet ad transaction platform, mainly targeting at publishing and purchase of website ads. It has introduced the concept “that ads are commodities” for the first time and presents ads as commodities for trading so that buyers (client) and sellers (ad publisher) can easily find each other.)

 (Regarding CPA ads: Cost Per Action in full means that services are charged as per the real effects of ads, e.g. validly responded questionnaires or orders. In the online game industry, it is defined as the cost that brings a successfully registered user.)

http://baike.baidu.com/view/335108.html?fromTaglist）

Estimated number of registered users of the two ConnGame projects:
(provided by ConnGame)
Projects	2010 Marketing budget + marketing plans	Direct registered users through ads （22.68%）	Indirect registered users （77.32%）	Total
Revolution	11,996,761	1499595	5112376	6611971
Warring States	14,686,685	1835836	6258677	8094513

ConnGame’s estimated demands on active users:

Revolution	ACU: 110,000 (month)	Active User: 530,000 (month)
Warring States	ACU: 100,000（month）	Active User: 480,000 (month)

As estimated by ConnGame, the marketing expenditure and promotion would bring 6,611,971 registered users and 8,094,513 respectively for the two projects in 2010, which are enough to support the demands of 530,000 active users and 480,000 respectively for the two projects.

Excerpts on marketing expenditure of online game industry

http://ol.tgbus.com/yxr/writer/200904/446545.shtml

l	It is reported that The9 Limited will increase its marketing expenditure at 50% on all its games launched in the second half year of 2009. The total input is estimated at RMB 300 million yuan.

l	It is estimated that Kingsoft’s budget for “JX Online 3” in the second half of 2009 will be around RMB 26 million yuan.

Shanghai Xinda Assets Appraisal Co., Lt.d

Legal Representative:

Chief Appraiser:

Chinese Certified Assets Appraiser:

Chinese Certified Assets Appraiser:

Office address: Rom 509, No. 86 Songbao Road, Shanghai, PR China
Date: January 17, 2010

Shanghai ConnGame Network Co., Ltd.

List of Files for Review

1.	The business licenses of China Architectural Engineering, Inc. and Shanghai ConnGame Network Technology Co., Ltd;
2.	The capital verification reports of ConnGame;
3.	Letter of Commitment between the Assigning Party and the relevant parties;
4.	Letter of Commitment by the signing certified assets appraiser;
5.	The business license of Shanghai Xinda Assets Appraisal Co., Ltd.;
6.	Shanghai Xinda’s qualification certificate
7.	The signing certified assets appraiser’s qualification certificate.

Year 2009-2013 ConnGame Budget

Conngame Budget

Expense Item	2009 Total		2009年1月	2009年2月	2009年3月	2009年4月	2009年5月	2009年6月	2009年7月
	Budget	结构%	Budget	Budget	Budget	Budget	Budget	Budget	Budget
Revenue	-	0.00%	-	-	-	-	-	-	-
Monthly Revenue	-	0.00%	-	-	-	-	-	-	-
License Revenue	-	0.00%	-	-	-	-	-	-	-
Shared Revenue	-	0.00%	-	-	-	-	-	-	-
Subsidize Revenue	-	0.00%	-	-	-	-	-	-	-
Other Revenue	-	0.00%	-	-	-	-	-	-	-
Business tax	-	0.00%	-	-	-	-	-	-	-
Revenue after BT	-	0.00%	-	-	-	-	-	-	-
Cost of Revenue	1,371,041	0.00%	47,750	52,420	54,432	59,524	88,002	93,797	128,929
Staff Cost	169,200	0.00%	-	-	-	-	-	-	-
Office Expenses	424,275	0.00%	26,727	30,041	31,392	32,127	34,784	37,308	37,864
Facility Cost	257,566	0.00%	7,690	9,046	9,706	14,064	19,884	23,156	24,398
HR expenses	-	0.00%	-	-	-	-	-	-	-
Admin expenses	-	0.00%	-	-	-	-	-	-	-
Other Direct Cost	520,000	0.00%	13,333	13,333	13,333	13,333	33,333	33,333	66,667
Gross Profit	(1,371,041)	0.00%	(47,750)	(52,420)	(54,432)	(59,524)	(88,002)	(93,797)	(128,929)
Gross Margin	0%	0.00%	0%	0%	0%	0%	0%	0%	0%
Operating Expenses	10,166,479	0.00%	267,643	311,633	329,468	416,801	582,431	792,610	896,125
Staff Cost (R&D, S&M, G&A)	10,069,155	0.00%	248,870	296,975	316,490	404,735	573,665	786,980	891,185
Staff Cost(Research & Developn	8,212,515	0.00%	113,740	161,845	181,360	269,605	438,535	651,850	756,055
Staff Cost(Marketing)	-	0.00%	-	-	-	-	-	-	-
Staff Cost(Selling)	9,450	0.00%	750	750	750	750	750	750	750
Staff Cost(General & Administra	1,847,190	0.00%	134,380	134,380	134,380	134,380	134,380	134,380	134,380
Office Expenses	71,395	0.00%	14,579	11,265	9,913	9,179	6,522	3,997	3,442
Facility Cost	25,929	0.00%	4,194	3,392	3,065	2,887	2,244	1,633	1,498
Marketing expenses	-	0.00%	-	-	-	-	-	-	-
HR expenses	-	0.00%	-	-	-	-	-	-	-
Professional expenses	-	0.00%	-	-	-	-	-	-	-
Admin expenses	-	0.00%	-	-	-	-	-	-	-
Amortization of intangible assets	-	0.00%	-	-	-	-	-	-	-
Bad debt	-	0.00%	-	-	-	-	-	-	-
BOD Fee	-	0.00%	-	-	-	-	-	-	-
Financial expenses	-	0.00%	-	-	-	-	-	-	-
Division's Other Income	-	0.00%	-	-	-	-	-	-	-
Cost of capital	-	0.00%	-	-	-	-	-	-	-
Allocation	-	0.00%	-	-	-	-	-	-	-
Operating Income <bef.tax>	(11,537,520)	0.00%	(315,393)	(364,053)	(383,900)	(476,325)	(670,433)	(886,408)	(1,025,054)
Operating Margin <bef. tax>	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Enterprises Income Tax	-	0.00%	-	-	-	-	-	-	-
Operating Income	(11,537,520)	0.00%	(315,393)	(364,053)	(383,900)	(476,325)	(670,433)	(886,408)	(1,025,054)
Operating Margin	0%	0.00%	-	-	-	-	-	-	-

Conngame Budget

Expense Item	2009年8月	2009年9月	2009年10月	2009年11月	2009年12月	2010 Total	
	Budget	Budget	Budget	Budget	Budget	Budget	结构%
Revenue	-	-	-	-	-	*116,041,166*	*100.00%*
Monthly Revenue	-	-	-	-	-	*86,068,080*	*74.17%*
License Revenue	-	-	-	-	-	*18,700,000*	*16.11%*
Shared Revenue	-	-	-	-	-	*9,000,000*	*7.76%*
Subsidize Revenue	-	-	-	-	-	*2,273,086*	*1.96%*
Other Revenue	-	-	-	-	-	-	*0.00%*
Business tax	-	-	-	-	-	*6,314,128*	*5.44%*
Revenue after BT	-	-	-	-	-	*109,727,038*	*94.56%*
Cost of Revenue	*162,503*	*168,007*	*169,845*	*169,505*	*176,328*	*38,853,304*	*33.48%*
Staff Cost	32,580	32,580	32,580	32,580	38,880	23,550,731	20.30%
Office Expenses	38,128	39,169	39,399	38,858	38,477	3,113,530	2.68%
Facility Cost	25,127	29,591	31,198	31,400	32,305	7,050,322	6.08%
HR expenses	-	-	-	-	-	-	0.00%
Admin expenses	-	-	-	-	-	-	0.00%
Other Direct Cost	66,667	66,667	66,667	66,667	66,667	5,138,721	4.43%
Gross Profit	*(162,503)*	*(168,007)*	*(169,845)*	*(169,505)*	*(176,328)*	*70,873,734*	*61.08%*
Gross Margin	*0%*	*0%*	*0%*	*0%*	*0%*	*101%*	*0.00%*
Operating Expenses	*907,782*	*1,231,989*	*1,353,113*	*1,464,387*	*1,612,497*	*58,267,794*	*50.21%*
Staff Cost (R&D, S&M, G&A)	*903,170*	*1,228,670*	*1,350,080*	*1,460,460*	*1,607,875*	*15,541,701*	*13.39%*
Staff Cost(Research & Developn	*768,040*	*1,093,540*	*1,214,950*	*1,246,150*	*1,316,845*	*8,365,341*	*7.21%*
Staff Cost(Marketing)	-	-	-	-	-	659,700	0.57%
Staff Cost(Selling)	750	750	750	900	1,050	603,300	0.52%
Staff Cost(General & Administra	134,380	134,380	134,380	213,410	289,980	5,913,360	5.10%
Office Expenses	3,177	2,137	1,906	2,448	2,829	540,786	0.47%
Facility Cost	1,434	1,182	1,127	1,479	1,793	123,692	0.11%
Marketing expenses	-	-	-	-	-	42,061,616	36.25%
HR expenses	-	-	-	-	-	-	0.00%
Professional expenses	-	-	-	-	-	-	0.00%
Admin expenses	-	-	-	-	-	-	0.00%
Amortization of intangible assets	-	-	-	-	-	-	0.00%
Bad debt	-	-	-	-	-	-	0.00%
BOD Fee	-	-	-	-	-	-	0.00%
Financial expenses	-	-	-	-	-	-	0.00%
Division's Other Income	-	-	-	-	-	-	0.00%
Cost of capital	-	-	-	-	-	-	0.00%
Allocation	-	-	-	-	-	-	0.00%
Operating Income <bef.tax>	(1,070,284)	(1,399,996)	(1,522,958)	(1,633,892)	(1,788,826)	12,605,939	10.86%
Operating Margin <bef. tax>	0.00%	0.00%	0.00%	0.00%	0.00%	-1415.02%	0.00%
Enterprises Income Tax	-	-	-	-	-	*13,236,055*	*11.41%*
Operating Income	(1,070,284)	(1,399,996)	(1,522,958)	(1,633,892)	(1,788,826)	(630,115)	-0.54%
Operating Margin	-	-	-	-	-	(15)	0.00%

Conngame Budget

Expense Item	2010年1月 Budget	2010年2月 Budget	2010年3月 Budget	2010年4月 Budget	2010年5月 Budget	2010年6月 Budget	2010年7月 Budget	2010年8月 Budget
Revenue	-	-	-	1,028,140	1,285,175	3,534,231	4,510,964	18,451,030
Monthly Revenue	-	-	-	1,008,000	1,260,000	3,465,000	4,422,600	11,289,600
License Revenue	-	-	-	-	-	-	-	6,800,000
Shared Revenue	-	-	-	-	-	-	-	-
Subsidize Revenue	-	-	-	20,140	25,175	69,231	88,364	361,430
Other Revenue	-	-	-	-	-	-	-	-
Business tax	-	-	-	55,944	69,930	192,308	245,454	1,003,973
Revenue after BT	-	-	-	972,196	1,215,245	3,341,923	4,265,509	17,447,057
Cost of Revenue	504,576	544,255	1,156,662	2,499,123	2,700,507	3,271,776	3,363,882	4,564,099
Staff Cost	188,400	188,400	247,560	1,421,752	1,578,568	1,917,467	1,988,794	2,877,809
Office Expenses	172,659	172,504	282,050	280,335	280,493	279,760	275,814	275,815
Facility Cost	76,850	116,685	500,386	607,248	635,879	730,906	730,768	730,463
HR expenses	-	-	-	-	-	-	-	-
Admin expenses	-	-	-	-	-	-	-	-
Other Direct Cost	66,667	66,667	126,667	189,787	205,567	343,642	368,506	680,011
Gross Profit	(504,576)	(544,255)	(1,156,662)	(1,526,927)	(1,485,263)	70,148	901,627	12,882,959
Gross Margin	0%	0%	0%	-149%	-116%	2%	20%	70%
Operating Expenses	2,379,240	2,500,088	3,327,522	4,353,970	8,282,192	5,811,105	6,747,475	8,578,595
Staff Cost (R&D, S&M, G&A)	2,245,342	2,265,622	2,271,922	1,325,587	1,325,587	1,340,647	1,456,697	662,060
Staff Cost(Research & Developn	1,733,442	1,747,422	1,747,422	780,807	780,807	780,807	794,637	-
Staff Cost(Marketing)	31,350	37,650	43,950	56,550	56,550	56,550	62,850	62,850
Staff Cost(Selling)	34,050	34,050	34,050	41,730	41,730	49,410	61,380	61,380
Staff Cost(General & Administra	446,500	446,500	446,500	446,500	446,500	453,880	537,830	537,830
Office Expenses	25,143	25,520	46,607	47,741	46,082	45,285	49,004	50,415
Facility Cost	8,755	8,947	8,993	9,682	9,323	9,373	11,063	11,367
Marketing expenses	100,000	200,000	1,000,000	2,970,960	6,901,200	4,415,800	5,230,712	7,854,752
HR expenses	-	-	-	-	-	-	-	-
Professional expenses	-	-	-	-	-	-	-	-
Admin expenses	-	-	-	-	-	-	-	-
Amortization of intangible assets	-	-	-	-	-	-	-	-
Bad debt	-	-	-	-	-	-	-	-
BOD Fee	-	-	-	-	-	-	-	-
Financial expenses	-	-	-	-	-	-	-	-
Division's Other Income	-	-	-	-	-	-	-	-
Cost of capital	-	-	-	-	-	-	-	-
Allocation	-	-	-	-	-	-	-	-
Operating Income <bef.tax>	(2,883,816)	(3,044,343)	(4,484,184)	(5,880,896)	(9,767,454)	(5,740,957)	(5,845,848)	4,304,364
Operating Margin <bef. tax>	0.00%	0.00%	0.00%	-571.99%	-760.01%	-162.44%	-129.59%	23.33%
Enterprises Income Tax	-	-	-	-	-	-	-	1,748,786
Operating Income	(2,883,816)	(3,044,343)	(4,484,184)	(5,880,896)	(9,767,454)	(5,740,957)	(5,845,848)	2,555,578
Operating Margin	-	-	-	(6)	(8)	(2)	(1)	0

Conngame Budget

Expense Item	2010年9月	2010年10月	2010年11月	2010年12月	2011 Total		2011年1月	2011年2月
	Budget	Budget	Budget	Budget	Budget	结构%	Budget	Budget
Revenue	*13,432,647*	*15,417,985*	*22,061,090*	*36,319,905*	*572,703,022*	*100.00%*	*27,275,816*	*36,182,134*
Monthly Revenue	*13,169,520*	*15,115,968*	*17,128,944*	*19,208,448*	*439,684,560*	*76.77%*	*22,241,520*	*25,373,376*
License Revenue	-	-	-	*11,900,000*	*15,300,000*	*2.67%*	-	*5,100,000*
Shared Revenue	-	-	*4,500,000*	*4,500,000*	*106,500,000*	*18.60%*	*4,500,000*	*5,000,000*
Subsidize Revenue	*263,127*	*302,017*	*432,146*	*711,457*	*11,218,462*	*1.96%*	*534,296*	*708,758*
Other Revenue	-	-	-	-	-	*0.00%*	-	-
Business tax	*730,908*	*838,936*	*1,200,406*	*1,976,269*	*31,162,393*	*5.44%*	*1,484,154*	*1,968,772*
Revenue after BT	*12,701,739*	*14,579,049*	*20,860,684*	*34,343,636*	*541,540,628*	*94.56%*	*25,791,661*	*34,213,362*
Cost of Revenue	*4,677,161*	*4,778,165*	*5,334,443*	*5,458,656*	*87,403,960*	*15.26%*	*6,464,104*	*6,714,034*
Staff Cost	2,954,752	3,019,232	3,541,448	3,626,548	61,323,571	10.71%	4,547,398	4,742,430
Office Expenses	275,815	275,267	271,508	271,508	3,541,581	0.62%	297,968	297,968
Facility Cost	730,463	730,420	730,126	730,126	8,817,620	1.54%	734,849	734,849
HR expenses	-	-	-	-	-	0.00%	-	-
Admin expenses	-	-	-	-	-	0.00%	-	-
Other Direct Cost	716,129	753,246	791,361	830,473	13,721,188	2.40%	883,889	938,787
Gross Profit	*8,024,578*	*9,800,884*	*15,526,241*	*28,884,980*	*454,136,669*	*79.30%*	*19,327,557*	*27,499,328*
Gross Margin	*60%*	*64%*	*70%*	*80%*	*945%*	*0.00%*	*71%*	*76%*
Operating Expenses	*4,554,185*	*3,940,556*	*3,714,595*	*4,078,271*	*83,880,454*	*14.65%*	*4,641,510*	*5,173,926*
Staff Cost (R&D, S&M, G&A)	*662,060*	*662,060*	*662,060*	*662,060*	*9,709,980*	*1.70%*	*796,688*	*796,688*
Staff Cost(Research & Developn	-	-	-	-	-	*0.00%*	-	-
Staff Cost(Marketing)	62,850	62,850	62,850	62,850	1,221,264	0.21%	93,504	93,504
Staff Cost(Selling)	61,380	61,380	61,380	61,380	1,255,428	0.22%	100,410	100,410
Staff Cost(General & Administra	537,830	537,830	537,830	537,830	7,233,288	1.26%	602,774	602,774
Office Expenses	50,415	50,615	51,979	51,979	641,065	0.11%	51,406	51,406
Facility Cost	11,367	11,411	11,705	11,705	156,172	0.03%	12,357	12,357
Marketing expenses	3,830,342	3,216,471	2,988,851	3,352,527	73,373,237	12.81%	3,781,058	4,313,474
HR expenses	-	-	-	-	-	0.00%	-	-
Professional expenses	-	-	-	-	-	0.00%	-	-
Admin expenses	-	-	-	-	-	0.00%	-	-
Amortization of intangible assets	-	-	-	-	-	0.00%	-	-
Bad debt	-	-	-	-	-	0.00%	-	-
BOD Fee	-	-	-	-	-	0.00%	-	-
Financial expenses	-	-	-	-	-	0.00%	-	-
Division's Other Income	-	-	-	-	-	0.00%	-	-
Cost of capital	-	-	-	-	-	0.00%	-	-
Allocation	-	-	-	-	-	0.00%	-	-
Operating Income <bef.tax>	3,470,393	5,860,328	11,811,646	24,806,709	370,256,215	64.65%	14,686,047	22,325,402
Operating Margin <bef. tax>	25.84%	38.01%	53.54%	68.30%	768.52%	0.00%	53.84%	61.70%
Enterprises Income Tax	*867,598*	*1,465,082*	*2,952,911*	*6,201,677*	*92,564,054*	*16.16%*	*3,671,512*	*5,581,351*
Operating Income	2,602,794	4,395,246	8,858,734	18,605,032	277,692,161	48.49%	11,014,535	16,744,052
Operating Margin	0	0	0	1	6	0.00%	0	0

Conngame Budget

Expense Item	2011年3月	2011年4月	2011年5月	2011年6月	2011年7月	2011年8月	2011年9月	2011年10月
	Budget	Budget	Budget	Budget	Budget	Budget	Budget	Budget
Revenue	38,865,334	45,554,951	43,816,856	52,583,315	51,046,735	52,772,982	53,994,445	54,705,917
Monthly Revenue	28,604,016	30,062,592	33,458,544	36,953,280	40,546,800	42,239,232	42,936,768	43,634,304
License Revenue	-	5,100,000	-	5,100,000	-	-	-	-
Shared Revenue	9,500,000	9,500,000	9,500,000	9,500,000	9,500,000	9,500,000	10,000,000	10,000,000
Subsidize Revenue	761,318	892,359	858,312	1,030,035	999,935	1,033,750	1,057,677	1,071,613
Other Revenue	-	-	-	-	-	-	-	-
Business tax	2,114,773	2,478,774	2,384,199	2,861,207	2,777,597	2,871,527	2,937,991	2,976,704
Revenue after BT	36,750,561	43,076,177	41,432,657	49,722,107	48,269,138	49,901,454	51,056,454	51,729,214
Cost of Revenue	6,909,506	6,992,553	7,197,497	7,408,196	7,672,845	7,466,884	7,514,011	7,561,137
Staff Cost	4,881,523	4,934,771	5,080,856	5,231,213	5,434,248	5,201,650	5,230,394	5,259,138
Office Expenses	297,968	297,968	297,968	297,968	297,246	291,306	291,306	291,306
Facility Cost	734,849	734,849	734,849	734,849	735,362	734,633	734,633	734,633
HR expenses	-	-	-	-	-	-	-	-
Admin expenses	-	-	-	-	-	-	-	-
Other Direct Cost	995,167	1,024,966	1,083,825	1,144,166	1,205,989	1,239,295	1,257,678	1,276,061
Gross Profit	29,841,055	36,083,624	34,235,159	42,313,912	40,596,292	42,434,571	43,542,443	44,168,076
Gross Margin	77%	79%	78%	80%	80%	80%	81%	81%
Operating Expenses	5,723,134	5,971,092	6,548,404	7,142,509	7,563,845	7,852,119	7,967,152	8,082,185
Staff Cost (R&D, S&M, G&A)	796,688	796,688	796,688	796,688	821,642	821,642	821,642	821,642
Staff Cost(Research & Developn	-	-	-	-	-	-	-	-
Staff Cost(Marketing)	93,504	93,504	93,504	93,504	110,040	110,040	110,040	110,040
Staff Cost(Selling)	100,410	100,410	100,410	100,410	108,828	108,828	108,828	108,828
Staff Cost(General & Administra	602,774	602,774	602,774	602,774	602,774	602,774	602,774	602,774
Office Expenses	51,406	51,406	51,406	51,406	52,621	56,001	56,001	56,001
Facility Cost	12,357	12,357	12,357	12,357	13,063	13,793	13,793	13,793
Marketing expenses	4,862,683	5,110,641	5,687,952	6,282,058	6,676,518	6,960,684	7,075,716	7,190,749
HR expenses	-	-	-	-	-	-	-	-
Professional expenses	-	-	-	-	-	-	-	-
Admin expenses	-	-	-	-	-	-	-	-
Amortization of intangible assets	-	-	-	-	-	-	-	-
Bad debt	-	-	-	-	-	-	-	-
BOD Fee	-	-	-	-	-	-	-	-
Financial expenses	-	-	-	-	-	-	-	-
Division's Other Income	-	-	-	-	-	-	-	-
Cost of capital	-	-	-	-	-	-	-	-
Allocation	-	-	-	-	-	-	-	-
Operating Income <bef.tax>	24,117,920	30,112,531	27,686,755	35,171,402	33,032,448	34,582,451	35,575,291	36,085,891
Operating Margin <bef. tax>	62.06%	66.10%	63.19%	66.89%	64.71%	65.53%	65.89%	65.96%
Enterprises Income Tax	6,029,480	7,528,133	6,921,689	8,792,851	8,258,112	8,645,613	8,893,823	9,021,473
Operating Income	18,088,440	22,584,398	20,765,066	26,378,552	24,774,336	25,936,839	26,681,468	27,064,418
Operating Margin	0	0	0	1	0	0	0	0

Conngame Budget

Expense Item	2011年11月	2011年12月	2012 Total		2012年1月	2012年2月	2012年3月	2012年4月
	Budget	Budget	Budget	结构%	Budget	Budget	Budget	Budget
Revenue	*56,502,078*	*59,402,460*	*764,321,132*	*100.00%*	*60,164,312*	*62,063,286*	*63,523,212*	*63,120,181*
Monthly Revenue	*45,395,280*	*48,238,848*	*640,349,136*	*83.78%*	*48,985,776*	*50,847,552*	*52,778,880*	*52,383,744*
License Revenue	-	-	-	*0.00%*	-	-	-	-
Shared Revenue	*10,000,000*	*10,000,000*	*109,000,000*	*14.26%*	*10,000,000*	*10,000,000*	*9,500,000*	*9,500,000*
Subsidize Revenue	*1,106,798*	*1,163,612*	*14,971,996*	*1.96%*	*1,178,536*	*1,215,734*	*1,244,332*	*1,236,437*
Other Revenue	-	-	-	*0.00%*	-	-	-	-
Business tax	*3,074,438*	*3,232,256*	*41,588,877*	*5.44%*	*3,273,711*	*3,377,039*	*3,456,478*	*3,434,548*
Revenue after BT	*53,427,640*	*56,170,204*	*722,732,255*	*94.56%*	*56,890,601*	*58,686,247*	*60,066,734*	*59,685,633*
Cost of Revenue	*7,660,373*	*7,842,821*	*100,462,415*	*13.14%*	*8,187,508*	*8,291,586*	*8,410,854*	*8,379,759*
Staff Cost	5,324,039	5,455,913	71,069,536	9.30%	5,782,926	5,851,711	5,944,743	5,927,594
Office Expenses	291,306	291,306	3,493,438	0.46%	291,120	291,120	291,120	291,120
Facility Cost	734,633	734,633	8,660,203	1.13%	733,369	732,814	732,482	728,302
HR expenses	-	-	-	0.00%	-	-	-	-
Admin expenses	-	-	-	0.00%	-	-	-	-
Other Direct Cost	1,310,396	1,360,969	17,239,237	2.26%	1,380,093	1,415,940	1,442,510	1,432,743
Gross Profit	*45,767,267*	*48,327,384*	*622,269,840*	*81.41%*	*48,703,093*	*50,394,661*	*51,655,880*	*51,305,874*
Gross Margin	*81%*	*81%*	*977%*	*0.00%*	*81%*	*81%*	*81%*	*81%*
Operating Expenses	*8,378,003*	*8,836,573*	*110,911,183*	*14.51%*	*8,564,121*	*8,858,134*	*9,147,833*	*9,087,232*
Staff Cost (R&D, S&M, G&A)	*821,642*	*821,642*	*10,977,270*	*1.44%*	*914,773*	*914,773*	*914,773*	*914,773*
Staff Cost(Research & Developn	-	-	-	*0.00%*	-	-	-	-
Staff Cost(Marketing)	110,040	110,040	1,541,466	0.20%	128,456	128,456	128,456	128,456
Staff Cost(Selling)	108,828	108,828	1,540,087	0.20%	128,341	128,341	128,341	128,341
Staff Cost(General & Administra	602,774	602,774	7,895,717	1.03%	657,976	657,976	657,976	657,976
Office Expenses	56,001	56,001	686,822	0.09%	57,235	57,235	57,235	57,235
Facility Cost	13,793	13,793	164,723	0.02%	13,727	13,727	13,727	13,727
Marketing expenses	7,486,567	7,945,137	99,082,368	12.96%	7,578,386	7,872,399	8,162,099	8,101,498
HR expenses	-	-	-	0.00%	-	-	-	-
Professional expenses	-	-	-	0.00%	-	-	-	-
Admin expenses	-	-	-	0.00%	-	-	-	-
Amortization of intangible assets	-	-	-	0.00%	-	-	-	-
Bad debt	-	-	-	0.00%	-	-	-	-
BOD Fee	-	-	-	0.00%	-	-	-	-
Financial expenses	-	-	-	0.00%	-	-	-	-
Division's Other Income	-	-	-	0.00%	-	-	-	-
Cost of capital	-	-	-	0.00%	-	-	-	-
Allocation	-	-	-	0.00%	-	-	-	-
Operating Income <bef.tax>	37,389,264	39,490,811	511,358,657	66.90%	40,138,973	41,536,527	42,508,047	42,218,642
Operating Margin <bef. tax>	66.17%	66.48%	802.83%	0.00%	66.72%	66.93%	66.92%	66.89%
Enterprises Income Tax	*9,347,316*	*9,872,703*	*127,839,664*	*16.73%*	*10,034,743*	*10,384,132*	*10,627,012*	*10,554,661*
Operating Income	28,041,948	29,618,108	383,518,993	50.18%	30,104,229	31,152,396	31,881,035	31,663,982
Operating Margin	0	0	6	0.00%	1	1	1	1

Conngame Budget

Expense Item	2012年5月	2012年6月	2012年7月	2012年8月	2012年9月	2012年10月	2012年11月	2012年12月
	Budget	Budget	Budget	Budget	Budget	Budget	Budget	Budget
Revenue	*63,331,945*	*65,077,727*	*64,647,964*	*65,324,480*	*64,378,559*	*63,942,628*	*64,594,468*	*64,152,368*
Monthly Revenue	*53,091,360*	*54,802,944*	*54,381,600*	*55,044,864*	*54,617,472*	*54,190,080*	*54,829,152*	*54,395,712*
License Revenue	-	-	-	-	-	-	-	-
Shared Revenue	*9,000,000*	*9,000,000*	*9,000,000*	*9,000,000*	*8,500,000*	*8,500,000*	*8,500,000*	*8,500,000*
Subsidize Revenue	*1,240,585*	*1,274,783*	*1,266,364*	*1,279,616*	*1,261,087*	*1,252,548*	*1,265,316*	*1,256,656*
Other Revenue	-	-	-	-	-	-	-	-
Business tax	*3,446,070*	*3,541,063*	*3,517,679*	*3,554,490*	*3,503,020*	*3,479,299*	*3,514,768*	*3,490,712*
Revenue after BT	*59,885,875*	*61,536,663*	*61,130,286*	*61,769,990*	*60,875,539*	*60,463,328*	*61,079,701*	*60,661,656*
Cost of Revenue	*8,341,489*	*8,445,080*	*8,415,487*	*8,439,483*	*8,406,489*	*8,376,156*	*8,399,299*	*8,369,224*
Staff Cost	5,887,728	5,972,145	5,953,820	5,972,372	5,953,841	5,935,311	5,953,040	5,934,304
Office Expenses	291,120	291,120	291,120	291,120	291,120	291,120	291,120	291,120
Facility Cost	723,124	720,464	719,356	718,691	714,479	712,928	712,595	711,598
HR expenses	-	-	-	-	-	-	-	-
Admin expenses	-	-	-	-	-	-	-	-
Other Direct Cost	1,439,517	1,461,351	1,451,191	1,457,300	1,447,049	1,436,798	1,442,544	1,432,202
Gross Profit	*51,544,386*	*53,091,583*	*52,714,799*	*53,330,508*	*52,469,050*	*52,087,172*	*52,680,401*	*52,292,432*
Gross Margin	*81%*	*82%*	*82%*	*82%*	*82%*	*81%*	*82%*	*82%*
Operating Expenses	*9,203,072*	*9,458,418*	*9,393,825*	*9,502,770*	*9,437,210*	*9,371,649*	*9,476,723*	*9,410,195*
Staff Cost (R&D, S&M, G&A)	*914,773*	*914,773*	*914,773*	*914,773*	*914,773*	*914,773*	*914,773*	*914,773*
Staff Cost(Research & Developn	-	-	-	-	-	-	-	-
Staff Cost(Marketing)	128,456	128,456	128,456	128,456	128,456	128,456	128,456	128,456
Staff Cost(Selling)	128,341	128,341	128,341	128,341	128,341	128,341	128,341	128,341
Staff Cost(General & Administra	657,976	657,976	657,976	657,976	657,976	657,976	657,976	657,976
Office Expenses	57,235	57,235	57,235	57,235	57,235	57,235	57,235	57,235
Facility Cost	13,727	13,727	13,727	13,727	13,727	13,727	13,727	13,727
Marketing expenses	8,217,337	8,472,684	8,408,091	8,517,036	8,451,475	8,385,915	8,490,989	8,424,461
HR expenses	-	-	-	-	-	-	-	-
Professional expenses	-	-	-	-	-	-	-	-
Admin expenses	-	-	-	-	-	-	-	-
Amortization of intangible assets	-	-	-	-	-	-	-	-
Bad debt	-	-	-	-	-	-	-	-
BOD Fee	-	-	-	-	-	-	-	-
Financial expenses	-	-	-	-	-	-	-	-
Division's Other Income	-	-	-	-	-	-	-	-
Cost of capital	-	-	-	-	-	-	-	-
Allocation	-	-	-	-	-	-	-	-
Operating Income <bef.tax>	42,341,314	43,633,165	43,320,973	43,827,738	43,031,840	42,715,523	43,203,678	42,882,237
Operating Margin <bef. tax>	66.86%	67.05%	67.01%	67.09%	66.84%	66.80%	66.88%	66.84%
Enterprises Income Tax	*10,585,329*	*10,908,291*	*10,830,243*	*10,956,934*	*10,757,960*	*10,678,881*	*10,800,919*	*10,720,559*
Operating Income	31,755,986	32,724,874	32,490,730	32,870,803	32,273,880	32,036,642	32,402,758	32,161,678
Operating Margin	1	1	1	1	1	1	1	1

Conngame Budget

Expense Item	2013 Total		2013年1月	2013年2月	2013年3月	2013年4月	2013年5月	2013年6月
	Budget	結构%	Budget	Budget	Budget	Budget	Budget	Budget
Revenue	745,820,767	100.00%	63,200,278	63,827,443	63,379,175	62,930,906	63,533,396	63,078,958
Monthly Revenue	638,211,168	85.57%	53,962,272	54,577,152	54,137,664	53,698,176	54,288,864	53,843,328
License Revenue	-	0.00%	-	-	-	-	-	-
Shared Revenue	93,000,000	12.47%	8,000,000	8,000,000	8,000,000	8,000,000	8,000,000	8,000,000
Subsidize Revenue	14,609,599	1.96%	1,238,006	1,250,291	1,241,511	1,232,730	1,244,532	1,235,630
Other Revenue	-	0.00%	-	-	-	-	-	-
Business tax	40,582,220	5.44%	3,438,906	3,473,032	3,448,640	3,424,249	3,457,032	3,432,305
Revenue after BT	705,238,547	94.56%	59,761,372	60,354,412	59,930,534	59,506,657	60,076,364	59,646,653
Cost of Revenue	94,236,770	12.64%	8,567,671	8,550,045	8,026,475	7,889,994	7,882,825	7,758,300
Staff Cost	73,006,912	9.79%	6,162,463	6,179,370	6,160,428	6,141,486	6,157,570	6,138,423
Office Expenses	2,389,044	0.32%	291,219	291,219	180,660	180,660	180,660	180,660
Facility Cost	2,171,967	0.29%	692,127	652,212	268,575	161,468	133,195	38,340
HR expenses	-	0.00%	-	-	-	-	-	-
Admin expenses	-	0.00%	-	-	-	-	-	-
Other Direct Cost	16,668,848	2.23%	1,421,861	1,427,244	1,416,812	1,406,379	1,411,400	1,400,877
Gross Profit	611,001,778	81.92%	51,193,701	51,804,367	51,904,059	51,616,663	52,193,538	51,888,353
Gross Margin	983%	0.00%	81%	81%	82%	82%	82%	82%
Operating Expenses	103,078,881	13.82%	8,708,269	8,803,434	8,719,058	8,656,401	8,747,827	8,683,819
Staff Cost (R&D, S&M, G&A)	9,841,056	1.32%	820,088	820,088	820,088	820,088	820,088	820,088
Staff Cost(Research & Developn	-	0.00%	-	-	-	-	-	-
Staff Cost(Marketing)	1,793,300	0.24%	149,442	149,442	149,442	149,442	149,442	149,442
Staff Cost(Selling)	1,686,536	0.23%	140,545	140,545	140,545	140,545	140,545	140,545
Staff Cost(General & Administra	6,361,220	0.85%	530,102	530,102	530,102	530,102	530,102	530,102
Office Expenses	482,977	0.06%	58,069	58,069	36,684	36,684	36,684	36,684
Facility Cost	149,262	0.02%	11,801	11,912	12,023	12,466	12,466	12,466
Marketing expenses	92,605,585	12.42%	7,818,310	7,913,364	7,850,264	7,787,163	7,878,588	7,814,580
HR expenses	-	0.00%	-	-	-	-	-	-
Professional expenses	-	0.00%	-	-	-	-	-	-
Admin expenses	-	0.00%	-	-	-	-	-	-
Amortization of intangible assets	-	0.00%	-	-	-	-	-	-
Bad debt	-	0.00%	-	-	-	-	-	-
BOD Fee	-	0.00%	-	-	-	-	-	-
Financial expenses	-	0.00%	-	-	-	-	-	-
Division's Other Income	-	0.00%	-	-	-	-	-	-
Cost of capital	-	0.00%	-	-	-	-	-	-
Allocation	-	0.00%	-	-	-	-	-	-
Operating Income <bef.tax>	507,922,897	68.10%	42,485,433	43,000,933	43,185,000	42,960,262	43,445,712	43,204,534
Operating Margin <bef. tax>	817.26%	0.00%	67.22%	67.37%	68.14%	68.27%	68.38%	68.49%
Enterprises Income Tax	126,980,724	17.03%	10,621,358	10,750,233	10,796,250	10,740,065	10,861,428	10,801,134
Operating Income	380,942,173	51.08%	31,864,075	32,250,700	32,388,750	32,220,196	32,584,284	32,403,401
Operating Margin	6	0.00%	1	1	1	1	1	1

Conngame Budget

Expense Item	2013年7月	2013年8月	2013年9月	2013年10月	2013年11月	2013年12月	Total	
	Budget	Budget	Budget	Budget	Budget	Budget	Budget	结构%
Revenue	*62,114,530*	*61,660,092*	*61,205,654*	*60,751,216*	*60,296,779*	*59,842,341*	*2,198,886,087*	*100.00%*
Monthly Revenue	*53,397,792*	*52,952,256*	*52,506,720*	*52,061,184*	*51,615,648*	*51,170,112*	*1,804,312,944*	*82.06%*
License Revenue	-	-	-	-	-	-	*34,000,000*	*1.55%*
Shared Revenue	*7,500,000*	*7,500,000*	*7,500,000*	*7,500,000*	*7,500,000*	*7,500,000*	*317,500,000*	*14.44%*
Subsidize Revenue	*1,216,738*	*1,207,836*	*1,198,934*	*1,190,032*	*1,181,131*	*1,172,229*	*43,073,143*	*1.96%*
Other Revenue	-	-	-	-	-	-	-	*0.00%*
Business tax	*3,379,827*	*3,355,100*	*3,330,373*	*3,305,646*	*3,280,918*	*3,256,191*	*119,647,618*	*5.44%*
Revenue after BT	*58,734,702*	*58,304,992*	*57,875,281*	*57,445,571*	*57,015,860*	*56,586,150*	*2,079,238,468*	*94.56%*
Cost of Revenue	*7,667,753*	*7,638,082*	*7,608,412*	*7,578,741*	*7,549,071*	*7,519,400*	*322,327,489*	*14.66%*
Staff Cost	6,059,064	6,039,916	6,020,769	6,001,621	5,982,474	5,963,327	229,119,950	10.42%
Office Expenses	180,660	180,660	180,660	180,660	180,660	180,660	12,961,867	0.59%
Facility Cost	37,675	37,675	37,675	37,675	37,675	37,675	26,957,678	1.23%
HR expenses	-	-	-	-	-	-	-	0.00%
Admin expenses	-	-	-	-	-	-	-	0.00%
Other Direct Cost	1,390,354	1,379,831	1,369,307	1,358,784	1,348,261	1,337,738	53,287,994	2.42%
Gross Profit	*51,066,950*	*50,666,910*	*50,266,869*	*49,866,829*	*49,466,789*	*49,066,749*	*1,756,910,979*	*79.90%*
Gross Margin	*82%*	*82%*	*82%*	*82%*	*82%*	*82%*	*3006%*	*0.00%*
Operating Expenses	*8,620,032*	*8,556,024*	*8,492,016*	*8,428,008*	*8,364,000*	*8,299,992*	*366,304,791*	*16.66%*
Staff Cost (R&D, S&M, G&A)	*820,088*	*820,088*	*820,088*	*820,088*	*820,088*	*820,088*	*56,139,162*	*2.55%*
Staff Cost(Research & Developn	-	-	-	-	-	-	*16,577,856*	*0.75%*
Staff Cost(Marketing)	149,442	149,442	149,442	149,442	149,442	149,442	5,215,730	0.24%
Staff Cost(Selling)	140,545	140,545	140,545	140,545	140,545	140,545	5,094,801	0.23%
Staff Cost(General & Administra	530,102	530,102	530,102	530,102	530,102	530,102	29,250,775	1.33%
Office Expenses	36,684	36,684	36,684	36,684	36,684	36,684	2,423,045	0.11%
Facility Cost	12,688	12,688	12,688	12,688	12,688	12,688	619,779	0.03%
Marketing expenses	7,750,572	7,686,564	7,622,556	7,558,548	7,494,540	7,430,532	307,122,806	13.97%
HR expenses	-	-	-	-	-	-	-	0.00%
Professional expenses	-	-	-	-	-	-	-	0.00%
Admin expenses	-	-	-	-	-	-	-	0.00%
Amortization of intangible assets	-	-	-	-	-	-	-	0.00%
Bad debt	-	-	-	-	-	-	-	0.00%
BOD Fee	-	-	-	-	-	-	-	0.00%
Financial expenses	-	-	-	-	-	-	-	0.00%
Division's Other Income	-	-	-	-	-	-	-	0.00%
Cost of capital	-	-	-	-	-	-	-	0.00%
Allocation	-	-	-	-	-	-	-	0.00%
Operating Income <bef.tax>	42,446,917	42,110,885	41,774,853	41,438,821	41,102,789	40,766,757	1,390,606,188	63.24%
Operating Margin <bef. tax>	68.34%	68.30%	68.25%	68.21%	68.17%	68.12%	973.59%	0.00%
Enterprises Income Tax	*10,611,729*	*10,527,721*	*10,443,713*	*10,359,705*	*10,275,697*	*10,191,689*	*360,620,497*	*16.40%*
Operating Income	31,835,188	31,583,164	31,331,140	31,079,116	30,827,092	30,575,068	1,029,985,691	46.84%
Operating Margin	1	1	1	1	1	1	3	0.00%

Balance Sheet

Consent on Disclosure

Our company executed the “Appraisal Report on Total Shareholders’ Equity of Shanghai Conn Game Network Technology Co., Ltd.” (Xinda Evaluation Report（2010）No.A003) on Jan 17, 2010, we hereby give our consent to the assigning party, China Architectural Engineering, Inc., to disclose the report and its corresponding English translation to American Securities and Exchange Commission.

Shanghai Xinda Assets Evaluation Ltd.,Co.

March 9, 2010

APPENDIX F (1)

AMENDMENT AND WAIVER AGREEMENT

This Amendment and Waiver Agreement (the “Agreement”) is made and entered into as of February 24, 2010 (the “Effective Date”), by and among China Architectural Engineering, Inc., a Delaware corporation (the “Company”); The Royal Bank of Scotland N.V., London Branch (formerly ABN AMRO Bank N.V., London Branch) (“RBS N.V.”); CITIC Capital China Mezzanine Fund Limited (formerly known as “CITIC Allco Investments Limited.”) (“CITIC,” and together with RBS N.V., the “Bondholders”); ABN AMRO Bank (China) Co., Ltd., Shenzhen Branch (the “Overdraft Lender” and together with RBS N.V. and CITIC, the “Creditors”); Mr. Ken Luo, an individual; Mr. Jun Tang, an individual; KGE Group Limited, a company organized under the laws of Hong Kong (“KGE Group”); and First Jet Investments Limited, a company organized under the laws of the British Virgin Islands (“First Jet”).

Recitals

WHEREAS, on April 12, 2007, the Company sold and issued to RBS N.V. US $10,000,000 Variable Rate Convertible Bonds due 2012 (the “2007 Bonds”) and warrants to purchase 800,000 shares of common stock of the Company expiring 2010 (the “2007 Warrants”);

WHEREAS, the 2007 Bonds were issued pursuant to a trust deed dated April 12, 2007, as amended and restated on August 29, 2007 (the “2007 Trust Deed”), entered into by and between the Company and The Bank of New York, London Branch (the “Trustee”);

WHEREAS, the 2007 Warrants have been fully exercised pursuant to the terms of the 2007 Warrants and are no longer outstanding;

WHEREAS, on April 15, 2008, the Company issued to the Bondholders an aggregate amount of US$20,000,000 12% Convertible Bonds due 2011 (the “2008 Bonds,” and together with the 2007 Bonds, the “Bonds”) and 300,000 warrants to purchase 300,000 shares of common stock of the Company expiring 2013 (the “2008 Warrants”);

WHEREAS, the 2008 Bonds were issued pursuant to a trust deed dated April 15, 2008, as amended and restated on September 29, 2008, as may be amended from time to time (the “2008 Trust Deed,” and together with the 2007 Trust Deed, the “Trust Deeds”), entered into by and between the Company and the Trustee;

WHEREAS, the 2008 Warrants, none of which have been exercised as of the date of this Agreement, were issued pursuant to a Warrant Instrument dated April 15, 2008 (the “2008 Warrant Instrument”) entered into by and between the Bondholders and the Company;

WHEREAS, the 2007 Trust Deed and 2008 Trust Deed each provide that the then-current conversion price of the respective Bonds shall be adjusted downward upon certain triggering events, including upon the issuance by the Company of shares of the Company’s common stock, $0.001 par value per share (“Shares”) for consideration per Share that is less than the then-current conversion price of the respective Bonds, as determined pursuant to the terms and conditions of the Trust Deeds;

WHEREAS, paragraph 8.1(e) of the 2008 Warrant Instrument provides that the occurrence of an adjustment to the conversion price of the 2008 Bonds shall result in an identical adjustment to the exercise price of the 2008 Warrants;

WHEREAS, the Company has agreed to provide a guarantee over an Overdraft Facility letter (reference number CZ2008003C) provided by ABN AMRO Bank (China), Shenzhen Branch, dated 13 May 2009 (the “Bank Overdraft Facilities”);

WHEREAS, Condition 12(A)(xiv) of the Terms and Conditions of the 2008 Trust Deed provide that it is an event of default if KGE Group ceases to own at least 45% of the outstanding Shares;

WHEREAS, RBS N.V. holds 100% of the issued and outstanding 2007 Bonds, and the Bondholders in aggregate hold 100% of the issued and outstanding 2008 Bonds and 100% of the 2008 Warrants;

WHEREAS, the Company is currently contemplating the issuance of up to 25,000,000 Shares to First Jet as consideration for the acquisition of First Jet’s 60% equity interest in Shanghai ConnGame Network Ltd., a company organized under the laws of the People’s Republic of China (“ConnGame”), on the terms and conditions described in Appendix A attached to this Agreement (the “Proposed Issuance”);

WHEREAS, if consummated, the Proposed Issuance (a) would trigger a reduction in the conversion price of each of the Bonds and a reduction in the exercise price of the 2008 Warrants pursuant to the terms of the Bonds and the 2008 Warrants (the “Adjustment Rights”) and (b) would result in an event of default under Condition 12(A)(xiv) of the 2008 Bonds;

WHEREAS, the Proposed Issuance is subject to the NASDAQ Stock Exchange and United States federal securities law requirements described in Appendix A;

WHEREAS, each of the Bondholders is requested to waive their Adjustment Rights only as it relates to the Proposed Issuance and to waive their right to declare a default as a result of a failure of KGE Group to maintain the minimum percentage ownership required under Condition 12(A)(xiv) of the 2008 Bonds only as it relates to the Proposed Issuance, and only for the sole purpose of allowing the Proposed Issuance to take place and be completed no later than three (3) months from the effective date of this Agreement;

WHEREAS, if any but not all the portion of the Proposed Issuance is consummated or the Agreed Payments, as defined in Appendix B, are not paid to the Creditors in accordance with the time periods and amounts set forth in Appendix B; then no rights of the Bondholders, including those rights under Condition 12(A)(xiv) of the 2008 Bonds andthe Adjustment Rights, shall be waived and appropriate adjustments shall be made to the conversion prices of the Bonds and the exercise price of the 2008 Warrant to reflect the Shares sold by the Company in the Proposed Issuance and an event of default under Condition 12(A)(xiv) of the 2008 Bonds shall exist, making the 2008 Bonds immediately due and payable; and

WHEREAS, immediately following the Proposed Issuance, Mr. Jun Tang and Mr. Ken Luo will each beneficially own more than 20% and 15%, respectively, of the outstanding shares of the Company.

NOW, THEREFORE, in consideration of the mutual promises and agreements hereinafter set forth, the parties hereto, intending to be legally bound, agree as follows:

1.           Waivers.  Subject to compliance by the Company with the terms and conditions set forth herein, and for the sole purpose of allowing the Proposed Issuance to take place in full, each of the parties hereby agrees that, with respect to Shares issued pursuant to and in accordance with the terms of the Proposed Issuance set forth herein (including in Appendix A and Appendix B):

(A)           notwithstanding any provisions of the Trust Deeds or the 2008 Warrant Instrument, or any other related documents or agreements, the Adjustment Rights that would otherwise be triggered by the Proposed Issuance shall not be applicable and shall be waived, and there shall be no adjustment to the conversion price of the Bonds or the exercise price of the 2008 Warrants; and

(B)           no default shall occur under Condition 12(A)(xiv) of the 2008 Trust Deed relating to the minimum percentage ownership requirements by KGE Group,

in each case provided, that the Company shall comply with clause 2 of this Agreement.

2.           Payment of Agreed Payments. The Company agrees to pay to the Creditors each of the Agreed Payments in the amounts and on the dates indicated inAppendix B.

3.           Failure to Pay Agreed Payments.  If any portion of the Proposed Issuance occurs or any of theAgreed Payments are not paid to the Creditors in the amounts and by the dates specified in Appendix B then no rights of the Bondholders, including those rights under Condition 12(A)(xiv) of the 2008 Bonds and the Adjustment Rights, shall be waived and appropriate adjustments shall be made to the conversion prices of the Bonds and the exercise price of the 2008 Warrants to reflect the impact of the Shares issued in the Proposed Issuance as if this Agreement had never been executed and an event of default under Condition 12(A)(xiv) of the 2008 Bonds shall exist, making the 2008 Bonds immediately due and payable.

4.           Covenants of the Company.

(A)           The Company will not repay or prepay any debt prior to its currently scheduled due date until the Company makes all of the Agreed Payments specified in Appendix B and the Bonds have been redeemed in full.

(B)           The Company agrees that any new indebtedness incurred by it for the purpose of repaying Bank Overdraft Facilities shall (i) not exceed the outstanding amount due and payable under the Bank Overdraft Facilities and (ii) be subordinated to all amount owed under the Bonds.

5.           Lock-Up of Shares.  First Jet and KGE Group each agree that, until all liabilities due to the Creditors have been paid in full, they shallat all times maintain ownership of a number of shares of common stock that is equal to at least 20% and 15%, respectively, of the shares outstanding immediately after the closing of the Proposed Issuance (the “Company Lock-Up Shares”) and they shall not offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of or encumber the Company Lock-Up Shares. Mr. Jun Tang and Mr. Ken Luo each agree that, until all liabilities due to the Creditors have been paid in full, they shall at all times maintain beneficial ownership, as defined by the rules and regulations of the SEC, of a number of shares of common stock of the Company that is equal to at least 20% and 15%, respectively of the shares then outstanding (the “Individual Lock-Up Shares”) and that they shall not offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of or encumber any of the Individual Lock-Up Shares.

6.           Reinstatement of Waived Rights.  If (a)any part of the Proposed Issuance is cancelled or not consummated within three months from the effective date of this Agreement and otherwise in accordance with the terms of this Agreement and Appendix A,  or (b) if the Company breaches any agreement contained herein including clause 4 hereof, or (c) if any of KGE Group, First Jet, Mr. Ken Luo or Mr. Jun Tang breaches the terms of clause 5 hereof, then all rights previously waived or to be waived hereunder (including under clause 1), shall not be waived and shall be reinstated, and any previous waivers shall be null and void.

7.           Continued Effect of Trust Deeds and 2008 Warrant Instrument.  All terms and conditions of the Trust Deeds and the 2008 Warrant Instrument, and related documents, not expressly amended or waived by this Agreement remain unchanged and in full force and effect, and the parties reserve all existing rights thereunder.  To the extent there is any conflict between the terms of the Bonds or those of the 2008 Warrants and the express terms hereof, the terms of this Agreement shall take precedence.

8.           No Negative Impact on the Company’s Obligations.  The Company represents and warrants to the Creditors that the acquisition of the equity interest in ConnGame and the Proposed Issuance will not have a negative effect on the Company’s or any of its Subsidiaries’ liabilities and obligations owed to the Creditors.

9.           Agreement to Subsequent Negotiations.  Upon and contingent upon Company’s timely payment of all of the Agreed Payments in accordance with Appendix B and the successful completion of the Proposed Issuance as described in Appendix A, each of the Bondholders agrees to commence negotiations in good faith with the Company to waive (i) its right to declare a default as a result of a any defaults under the Trust Deeds existing at the time of such negotiations, including but not limited to Condition 10A (Undertakings Not to Take or Permit Certain Changes) and Condition 10B (Financial Covenants) of the Terms and Conditions of the 2008 Trust Deed, and (ii) its Put Option Rights under the Trust Deeds.  Solely for purposes of this clause 9, “Put Option Rights” refers to each of the Bondholders’ rights under the 2007 Trust Deed to require the Company to redeem the 2007 Bonds at 126.51% of the principal amount, plus all accrued but unpaid interest, at any time after April 12, 2010, and each of the Bondholders’ rights under the 2008 Trust Deed to require the Company to redeem the 2008 Bonds at 116.61% of the principal amount of the Bonds redeemed, plus all accrued but unpaid interest, on any Interest Payment Date on or after April 15, 2010.

10.           Ownership of the Bonds and 2008 Warrants.  As of the date of this Agreement, RBS N.V. hereby represents and warrants that it owns 100% of the 2007 Bonds, 37.5% of the 2008 Bonds and 37.5% of the 2008 Warrants.  As of the date of this Agreement, CITIC represents and warrants that it owns 62.5% of the 2008 Bonds and 62.5% of the 2008 Warrants.  As of the date of this Agreement, each of RBS N.V. and CITIC represents and warrants that it is the sole and lawful owner of all rights, title and interest in and to all ownership interests indicated in the immediately preceding sentence, and thatthere has been no assignment or other transfer of any such interests.

11.           Accuracy of the Appendices.  The Company (x) represents and warrants to each Creditor that, as of the date of this Agreement, Appendix A and Appendix B are accurate and complete descriptions of the Proposed Issuance and the required approvals therefor and (y) covenants and agrees to use its best efforts to consummate the Proposed Issuance and make the Agreed Payments in accordance with such terms.  The Company acknowledges that the Creditors are executing this Agreement in reliance on these representations and warranties, covenants and agreements.

12.           Compliance with Laws and Regulations.  The Company shall comply with all relevant Laws and Regulations applicable to it, including satisfying all filings, notification and other requirements of Nasdaq, the United States Securities and Exchange Commission and U.S. Securities Laws.

13.           Duly Authorized.  The execution, delivery and performance of this Agreement have been duly authorized by all required corporate action by each of the parties hereto.

14.           Notice to Trustee.  The execution of this Agreement, and instructions related to the actions contemplated hereunder, shall be provided to the Trustee in accordance with the terms of the Bonds and the2008 Warrants.

15.           Counterparts.  This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same Agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

16.           Successors and Assigns.  It is expressly understood and agreed by the parties that this Agreement and all of its terms shall be binding upon the parties’ respective representatives, executors, administrators, successors and assigns.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed by their duly authorized respective officers, as of the date first written above.

CHINA ARCHITECTURAL ENGINEERING, INC.

By:	/s/ Luo Ken Yi
Name:	Luo Ken Yi
Title:	Chief Executive Officer

The Royal Bank of Scotland N.V., LONDON BRANCH

By:	[ILLEGIBLE]
Name:
Title:

By:	/s/ James Kong
Name:	James Kong
Title:	Regional Counsel

[Amendment and Waiver Agreement – Signature Page 1 of 4]

CITIC CAPITAL CHINA MEZZANINE FUND LIMITED (formerly known as CITIC Allco Investments Limited.)

By:	/s/ MIU CHEUNG
Name:	MIU CHEUNG
Title:	AUTHORIZED SIGNATORY

By:
Name:
Title:

ABN AMRO BANK (CHINA) CO., LTD., SHENZHEN BRANCH

By:	/s/ Jeff Zhu
Name:	Jeff Zhu
Title:

[CORPORATE STAMP]

By:	/s/ CHEN HAN RUI
Name:	CHEN HAN RUI
Title:

[Amendment and Waiver Agreement – Signature Page 2 of 4]

MR. JUN TANG

/s/ Jun Tang

MR. KEN LUO

/s/ Luo Ken Y

[Amendment and Waiver Agreement – Signature Page 3 of 4]

FIRST JET INVESTMENTS LIMITED

By:	/s/ Jun Tang
Name:	JUN TANG
Title:	CHAIRMAN

By:
Name:
Title:

KGE GROUP LIMITED

By:	/s/ Luo Ken Yi
Name:	Luo Ken Yi
Title:	Chairman

By:
Name:
Title:

[Amendment and Waiver Agreement – Signature Page 4 of 4]

APPENDIX A

PROPOSED ISSUANCE

The Company intends to issue up to 25,000,000 shares of newly issued common stock of the Company to acquire a 60% equity interest in ConnGame from First Jet.  The Company expects that the consideration per share at which the 25,000,000 shares will be issued will be less than the current conversion price of the Bonds, as determined under the terms and conditions of the Trust Deeds.

Nasdaq Marketplace Rules require that the Company complete and submit an additional listing application to the Nasdaq Stock Market and receive approval from NASDAQ before the Company may issues any new shares in the Proposed Issuance.  In addition, Nasdaq Marketplace Rule 5635 requires that, among other things, the Company obtain shareholder approval of the issuances of securities in connection with the acquisition of the stock or assets of another company where the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the stock or securities, in addition to other restrictions if certain tests are met.  Because the 25,000,000 shares of common stock the Company intends to issue exceeds the 20% threshold as set forth in the Nasdaq Marketplace Rules, and may also trigger other tests, the Company must obtain shareholder approval, which is subject to compliance with Section 14 of the Securities Exchange Act of 1934, as amended.

Upon the issuance of the 25,000,000 shares of newly issued common stock in the Proposed Issuance, KGE Group Limited will own approximately 31.2% of the outstanding shares of the Company’s common stock, based on the estimated 80,156,874 shares of common stock that will be issued and outstanding  immediately following the Proposed Issuance.

APPENDIX B

PAYMENT SCHEDULE FOR AMOUNTS DUE TO THE CREDITORS

The Company agrees to make the following payments to the Creditors on the following dates (collectively, the “Agreed Payments”):

1.             Payments to the Bondholders

The Company agrees to pay to the Bondholders the following amounts on the following dates:

Date of Payment	Amount of Payment
March 31, 2010	50% of the interest in arrears owed on the Bonds as of March 31, 2010
April 15, 2010	100% of the interest payments on the Bonds that are scheduled to be paid in April 2010
May 31, 2010	50% of the interest in arrears owned on the Bonds as of March 31, 2010

2.             Payments to the Overdraft Lender

The Company agrees to repay in total the principal amount due and all accrued interest owed by the Company to theOverdraft Lender (the “Total Amount Owed”) in three separate installments. The first installment shall be due on the earlier of (a) within 30 days of the Company receiving a payment by or on behalf of the Obayashi Corporation in respect to its claim in Dubai or (b) March 31, 2010.  The second installment shall be due on April 30, 2010. The third installment shall be due on May 31, 2010.  The first installment shall equal 34% of the Total Amount Owed and the second and third installments shall each equal 33% of the Total Amount Owed.

APPENDIX F(2)

AMENDMENT AND WAIVER AGREEMENT

This Amendment and Waiver Agreement (the “Agreement”) is made and entered into as of July 13th, 2010 (the “Effective Date”), by and among China Architectural Engineering, Inc., a Delaware corporation (the “Company”); The Royal Bank of Scotland N.V., London Branch (formerly ABN AMRO Bank N.V., London Branch) (“RBS N.V.”); CITIC Capital China Mezzanine Fund Limited (formerly known as “CITIC Allco Investments Limited.”) (“CITIC,” and together with RBS N.V., the “Bondholders”); The Royal Bank of Scotland (China) Co. Ltd. Shenzhen Branch (formerly ABN AMRO Bank (China) Co., Ltd., Shenzhen Branch) (the “Overdraft Lender” and together with RBS N.V. and CITIC, the “Creditors”); Mr. Ken Luo, an individual; Mr. Jun Tang, an individual; KGE Group Limited, a company organized under the laws of Hong Kong (“KGE Group”); and First Jet Investments Limited, a company organized under the laws of the British Virgin Islands (“First Jet”).

Recitals

WHEREAS, on April 12, 2007, the Company sold and issued to RBS N.V. US $10,000,000 Variable Rate Convertible Bonds due 2012 (the “2007 Bonds”) and warrants to purchase 800,000 shares of common stock of the Company expiring 2010 (the “2007 Warrants”);

WHEREAS, the 2007 Bonds were issued pursuant to a trust deed dated April 12, 2007, as amended and restated on August 29, 2007 (the “2007 Trust Deed”), entered into by and between the Company and The Bank of New York, London Branch (the “Trustee”);

WHEREAS, the 2007 Warrants have been fully exercised pursuant to the terms of the 2007 Warrants and are no longer outstanding;

WHEREAS, on April 15, 2008, the Company issued to the Bondholders an aggregate amount of US$20,000,000 12% Convertible Bonds due 2011 (the “2008 Bonds,” and together with the 2007 Bonds, the “Bonds”) and 300,000 warrants to purchase 300,000 shares of common stock of the Company expiring 2013 (the “2008 Warrants”);

WHEREAS, the 2008 Bonds were issued pursuant to a trust deed dated April 15, 2008, as amended and restated on September 29, 2008, as may be amended from time to time (the “2008 Trust Deed,” and together with the 2007 Trust Deed, the “Trust Deeds”), entered into by and between the Company and the Trustee;

WHEREAS, the 2008 Warrants, none of which have been exercised as of the date of this Agreement, were issued pursuant to a Warrant Instrument dated April 15, 2008 (the “2008 Warrant Instrument”) entered into by and between the Bondholders and the Company;

WHEREAS, the 2007 Trust Deed and 2008 Trust Deed each provide that the then-current conversion price of the respective Bonds shall be adjusted downward upon certain triggering events, including upon the issuance by the Company of shares of the Company’s common stock, $0.001 par value per share (“Shares”) for consideration per Share that is less than the then-current conversion price of the respective Bonds, as determined pursuant to the terms and conditions of the Trust Deeds;

WHEREAS, paragraph 8.1(e) of the 2008 Warrant Instrument provides that the occurrence of an adjustment to the conversion price of the 2008 Bonds shall result in an identical adjustment to the exercise price of the 2008 Warrants;

WHEREAS, the Company has agreed to provide a guarantee over an Overdraft Facility letter (reference number CZ2008003C) provided by The Royal Bank of Scotland (China) Co. Ltd. Shenzhen Branch, dated 13 May 2009 (the “Bank Overdraft Facilities”);

WHEREAS, Condition 12(A)(xiv) of the Terms and Conditions of the 2008 Trust Deed provide that it is an event of default if KGE Group ceases to own at least 45% of the outstanding Shares;

WHEREAS, RBS N.V. holds 100% of the issued and outstanding 2007 Bonds, and the Bondholders in aggregate hold 100% of the issued and outstanding 2008 Bonds and 100% of the 2008 Warrants;

WHEREAS, the Company is currently contemplating the issuance of up to 25,000,000 Shares to First Jet as consideration for the acquisition of First Jet’s 60% equity interest in Shanghai ConnGame Network Ltd., a company organized under the laws of the People’s Republic of China (“ConnGame”), on the terms and conditions described in Appendix A attached to this Agreement (the “Proposed Issuance”);

WHEREAS, if consummated, the Proposed Issuance (a) would trigger a reduction in the conversion price of each of the Bonds and a reduction in the exercise price of the 2008 Warrants pursuant to the terms of the Bonds and the 2008 Warrants (the “Adjustment Rights”) and (b) would result in an event of default under Condition 12(A)(xiv) of the 2008 Bonds;

WHEREAS, the Proposed Issuance is subject to the NASDAQ Stock Exchange and United States federal securities law requirements described in Appendix A;

WHEREAS, the parties entered into that certain Amendment and Waiver Agreement dated February 24, 2010 (the “February 2010 Waiver”) as related to the Proposed Issuance and Agreed Payments pursuant to which the Company made certain payments;

WHEREAS, each of the Bondholders is requested to waive their Adjustment Rights only as it relates to the Proposed Issuance and to waive their right to declare a default as a result of a failure of KGE Group to maintain the minimum percentage ownership required under Condition 12(A)(xiv) of the 2008 Bonds only as it relates to the Proposed Issuance, and only for the sole purpose of allowing the Proposed Issuance to take place and be completed no later than three months from the effective date of this Agreement;

WHEREAS, if any but not all the portion of the Proposed Issuance is consummated and the Agreed Payments, as defined in Appendix B, are not paid to the Creditors in accordance with the time periods and amounts set forth in Appendix B; then no rights of the Bondholders, including those rights under Condition 12(A)(xiv) of the 2008 Bonds and the Adjustment Rights, shall be waived and appropriate adjustments shall be made to the conversion prices of the Bonds and the exercise price of the 2008 Warrant to reflect the Shares sold by the Company in the Proposed Issuance and an event of default under Condition 12(A)(xiv) of the 2008 Bonds shall exist, making the 2008 Bonds immediately due and payable; and

WHEREAS, immediately following the Proposed Issuance, Mr. Jun Tang (through First Jet) and Mr. Ken Luo (through KGE Group) will each beneficially own approximately 31.2% and 30.1%, respectively, of the outstanding shares of the Company.

NOW, THEREFORE, in consideration of the mutual promises and agreements hereinafter set forth, the parties hereto, intending to be legally bound, agree as follows:

1.           Waivers.  Subject to compliance by the Company with the terms and conditions set forth, and for the sole purpose of allowing the Proposed Issuance to take place in full, each of the parties hereby agrees that, with respect to Shares issued pursuant to and in accordance with the terms of the Proposed Issuance set forth herein (including in Appendix A and Appendix B):

           (A)           notwithstanding any provisions of the Trust Deeds or the 2008 Warrant Instrument, or any other related documents or agreements, the Adjustment Rights that would otherwise be triggered by the Proposed Issuance shall not be applicable and shall be waived, and there shall be no adjustment to the conversion price of the Bonds or the exercise price of the 2008 Warrants; and

           (B)           no default shall occur under Condition 12(A)(xiv) of the 2008 Trust Deed relating to the minimum percentage ownership requirements by KGE Group,

in each case provided, that the Company shall comply with clause 2 of this Agreement.

2.           Payment of Agreed Payments. The Company agrees to pay to the Creditors each of the Agreed Payments in the amounts and within the time periods indicated in Appendix B.

3.           Failure to Pay Agreed Payments.  If any portion of the Proposed Issuance occurs and any of the Agreed Payments are not paid to the Creditors in the amounts and within the time periods specified in Appendix B then no rights of the Bondholders, including those rights under Condition 12(A)(xiv) of the 2008 Bonds and the Adjustment Rights, shall be waived and appropriate adjustments shall be made to the conversion prices of the Bonds and the exercise price of the 2008 Warrants to reflect the impact of the Shares issued in the Proposed Issuance as if this Agreement had never been executed and an event of default under Condition 12(A)(xiv) of the 2008 Bonds shall exist, making the 2008 Bonds immediately due and payable.

4.           Covenants of the Company.

(A)           The Company will not repay or prepay any debt prior to its currently scheduled due date until the Company makes all of the Agreed Payments specified in Appendix B and the Bonds have been redeemed in full.

(B)           The Company agrees that any new indebtedness incurred by it for the purpose of repaying Bank Overdraft Facilities shall (i) not exceed the outstanding amount due and payable under the Bank Overdraft Facilities and (ii) be subordinated to all amount owed under the Bonds.

5.           Lock-Up of Shares.

(A)           First Jet and KGE Group each agree that, until all liabilities due to the Creditors have been paid in full, they shall at all times maintain ownership of a number of shares of common stock that is equal to at least 20% and 15%, respectively, of the shares outstanding immediately after the closing of the Proposed Issuance (the “Company Lock-Up Shares”) and they shall not offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of or encumber the Company Lock-Up Shares. Mr. Jun Tang and Mr. Ken Luo each agree that, until all liabilities due to the Creditors have been paid in full, they shall at all times maintain beneficial ownership, as defined by the rules and regulations of the SEC, of a number of shares of common stock of the Company that is equal to at least 20% and 15%, respectively of the shares then outstanding (the “Individual Lock-Up Shares”) and that they shall not offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of or encumber any of the Individual Lock-Up Shares.

 (B)           Further, Mr. Ken Luo agrees that prior to the Agreed Payments specified in Appendix B and the interests of 2008 Bonds due on 15 October 2010 being paid in full, Mr. Ken Luo will not offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of or encumber any of CAEI shares beneficially owned by Mr. Ken Luo unless with the prior consent of the Creditors, which shall not be unreasonably withheld for the purpose of allowing the Agreed Payments and the said interests to be made.

6.           Reinstatement of Waived Rights.  If (a) any part of the Proposed Issuance is cancelled or not consummated within three (3) months from the effective date of this Agreement and otherwise in accordance with the terms of this Agreement and Appendix A,  or (b) if the Company breaches any agreement contained herein including clause 4 hereof, or (c) if any of KGE Group, First Jet, Mr. Ken Luo or Mr. Jun Tang breaches the terms of clause 5 hereof, then all rights previously waived or to be waived hereunder (including under clause 1), shall not be waived and shall be reinstated, and any previous waivers shall be null and void.

7.           Continued Effect of Trust Deeds and 2008 Warrant Instrument.  All terms and conditions of the Trust Deeds and the 2008 Warrant Instrument, and related documents, not expressly amended or waived by this Agreement remain unchanged and in full force and effect, and the parties reserve all existing rights thereunder.  To the extent there is any conflict between the terms of the Bonds or those of the 2008 Warrants and the express terms hereof, the terms of this Agreement shall take precedence.

8.           No Negative Impact on the Company’s Obligations.  The Company represents and warrants to the Creditors that the acquisition of the equity interest in ConnGame and the Proposed Issuance will not have a negative effect on the Company’s or any of its Subsidiaries’ liabilities and obligations owed to the Creditors.

9.           Agreement to Subsequent Negotiations.  Upon and contingent upon Company’s timely payment of all of the Agreed Payments in accordance with Appendix B and the successful completion of the Proposed Issuance as described in Appendix A, each of the Bondholders agrees to commence negotiations in good faith with the Company to waive (i) its right to declare a default as a result of a any defaults under the Trust Deeds existing at the time of such negotiations, including but not limited to Condition 10A (Undertakings Not to Take or Permit Certain Changes) and Condition 10B (Financial Covenants) of the Terms and Conditions of the 2008 Trust Deed, and (ii) its Put Option Rights under the Trust Deeds.  Solely for purposes of this clause 9, “Put Option Rights” refers to each of the Bondholders’ rights under the 2007 Trust Deed to require the Company to redeem the 2007 Bonds at 126.51% of the principal amount, plus all accrued but unpaid interest, at any time after April 12, 2010, and each of the Bondholders’ rights under the 2008 Trust Deed to require the Company to redeem the 2008 Bonds at 116.61% of the principal amount of the Bonds redeemed, plus all accrued but unpaid interest, on any Interest Payment Date on or after April 15, 2010.

10.           Ownership of the Bonds and 2008 Warrants.  As of the date of this Agreement, RBS N.V. hereby represents and warrants that it owns 100% of the 2007 Bonds, 37.5% of the 2008 Bonds and 37.5% of the 2008 Warrants.  As of the date of this Agreement, CITIC represents and warrants that it owns 62.5% of the 2008 Bonds and 62.5% of the 2008 Warrants.  As of the date of this Agreement, each of RBS N.V. and CITIC represents and warrants that it is the sole and lawful owner of all rights, title and interest in and to all ownership interests indicated in the immediately preceding sentence, and that there has been no assignment or other transfer of any such interests.

11.           Accuracy of the Appendices.  The Company (x) represents and warrants to each Creditor that, as of the date of this Agreement, Appendix A and Appendix B are accurate and complete descriptions of the Proposed Issuance and the required approvals therefor and (y) covenants and agrees to use its best efforts to consummate the Proposed Issuance and make the Agreed Payments in accordance with such terms.  The Company acknowledges that the Creditors are executing this Agreement in reliance on these representations and warranties, covenants and agreements.

12.           Compliance with Laws and Regulations.  The Company shall comply with all relevant Laws and Regulations applicable to it, including satisfying all filings, notification and other requirements of Nasdaq, the United States Securities and Exchange Commission and U.S. Securities Laws.

13.           Duly Authorized.  The execution, delivery and performance of this Agreement have been duly authorized by all required corporate action by each of the parties hereto.

14.           Notice to Trustee.  The execution of this Agreement, and instructions related to the actions contemplated hereunder, shall be provided to the Trustee in accordance with the terms of the Bonds and the 2008 Warrants.

15.           Counterparts.  This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same Agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

16.           Successors and Assigns.  It is expressly understood and agreed by the parties that this Agreement and all of its terms shall be binding upon the parties’ respective representatives, executors, administrators, successors and assigns.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed by their duly authorized respective officers, as of the date first written above.

CHINA ARCHITECTURAL ENGINEERING, INC.

By:	/s/ Luo Ken Yi
Name:	Luo Ken Yi
Title:	Chief Executive Officer

The Royal Bank of Scotland N.V., LONDON BRANCH

By:	/s/ Lay Tueng Tan
Name:	Lay Tueng Tan
Title:	Director, Global Restructuring Group Asia

CITIC CAPITAL CHINA MEZZANINE FUND LIMITED (formerly known as CITIC Allco Investments Limited.)

By:	/s/ Miu Cheung
Name:	Miu Cheung
Title:	Authorized Signatory

THE ROYAL BANK OF SCOTLAND (CHINA) CO. LTD. SHENZHEN BRANCH

	By:	/s/ Jeff Zhu
	Name:	Jeff Zhu
	Title:	Deputy Branch Manager

[RBS BANK STAMP]

By:	/s/ Linda Gong
Name:	Linda Gong
Title:	GTS OPS MANAGER

[AMENDMENT AND WAIVER AGREEMENT – CONTINUED]

MR. JUN TANG

/s/ Jun Tang

MR. KEN LUO

/s/ Luo Ken Yi

FIRST JET INVESTMENTS LIMITED

By:	/s/ Jun Tang
Name:	Jun Tang
Title:	Chairman

KGE GROUP LIMITED

By:	/s/ Luo Ken Yi
Name:	Luo Ken Yi
Title:	Chairman

APPENDIX A

PROPOSED ISSUANCE

The Company intends to issue up to 25,000,000 shares of newly issued common stock of the Company to acquire a 60% equity interest in ConnGame from First Jet.  The Company expects that the consideration per share at which the 25,000,000 shares will be issued will be less than the current conversion price of the Bonds, as determined under the terms and conditions of the Trust Deeds.

Nasdaq Marketplace Rules require that the Company complete and submit an additional listing application to the Nasdaq Stock Market and receive approval from NASDAQ before the Company may issue any new shares in the Proposed Issuance.  In addition, Nasdaq Marketplace Rule 5635 requires that, among other things, the Company obtain shareholder approval of the issuances of securities in connection with the acquisition of the stock or assets of another company where the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the stock or securities, in addition to other restrictions if certain tests are met.  Because the 25,000,000 shares of common stock the Company intends to issue exceeds the 20% threshold as set forth in the Nasdaq Marketplace Rules, and may also trigger other tests, the Company must obtain shareholder approval, which is subject to compliance with Section 14 of the Securities Exchange Act of 1934, as amended.  The Company has obtained shareholder approval for the Proposed Issuance and has filed a Preliminary Schedule 14C with the Securities and Exchange Commission (“SEC”).  The Company has received and responded to comment letters from the SEC and the Company intends to file and mail to shareholders a Definitive Schedule 14C upon the SEC’s approval of the Preliminary Schedule 14C.

Upon the issuance of the 25,000,000 shares of newly issued common stock in the Proposed Issuance, KGE Group Limited will own approximately 31.2% of the outstanding shares of the Company’s common stock, based on the estimated 80,156,874 shares of common stock that will be issued and outstanding  immediately following the Proposed Issuance.

A-1

APPENDIX B

PAYMENT SCHEDULE FOR AMOUNTS DUE TO THE CREDITORS

The Company agrees to make the following payments to the Creditors within the following time periods (collectively, the “Agreed Payments”):

1.           Payment to the Bondholders

           The Company agrees to pay to the Bondholders all outstanding interests in arrears on the Bonds, plus all other applicable interest up until the payment date, (i) within thirty (30) days after the closing of the Proposed Issuance or (ii) 30 September 2010, whichever is earlier.

2.           Payments to the Overdraft Lender

The Company agreed in the February 2010 Waiver to repay in total the principal amount due and all accrued interest owed by the Company to the Overdraft Lender (the “Total Amount Owed”) in three separate installments, and the Company made partial payments on the first and second installments.  The Company agrees to pay in full, all unsettled amounts which include all outstanding principal amount of RMB $ 16,094,080.04 plus all other applicable interest up until the payment date, (i) within thirty (30) days after the closing of the Proposed Issuance or (ii) 30 September 2010, whichever is earlier.

B-1